UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22132

Aberdeen Funds

(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

Lucia Sitar, Esquire

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Name and address of agent for service)

With Copies to:

Rose F. DiMartino, Esquire

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Registrant’s telephone number, including area code: 877-332-7806

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.

Aberdeen Funds

Equity Series

Annual Report

October 31, 2011

Aberdeen Asia-Pacific Smaller Companies Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Equity Long-Short Fund

Aberdeen Global Equity Fund

Aberdeen Global Financial Services Fund

Aberdeen Global Natural Resources Fund

Aberdeen Global Small Cap Fund

Aberdeen International Equity Fund

Aberdeen Small Cap Fund

Aberdeen U.S. Equity Fund

Aberdeen U.S. Equity II Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Asia-Pacific Smaller Companies Fund	Page 3
Aberdeen China Opportunities Fund	Page 9
Aberdeen Emerging Markets Fund	Page 14
Aberdeen Equity Long-Short Fund	Page 19
Aberdeen Global Equity Fund	Page 26
Aberdeen Global Financial Services Fund	Page 31
Aberdeen Global Natural Resources Fund	Page 35
Aberdeen Global Small Cap Fund	Page 39
Aberdeen International Equity Fund	Page 44
Aberdeen Small Cap Fund	Page 49
Aberdeen U.S. Equity Fund	Page 55
Aberdeen U.S. Equity II Fund	Page 61

Financial Statements	Page 66

Notes to Financial Statements	Page 112

Report of Independent Registered Public Accounting Firm	Page 133

Other Tax Information	Page 134

Shareholder Expense Examples	Page 135

Supplemental Information	Page 137
Management of the Funds	Page 147

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

October 31, 2011

Dear Valued Shareholder:

Welcome to the Aberdeen Funds Annual Report covering the activities for the 12-month period ended October 31, 2011. I would especially like to welcome new shareholders who have joined us as a result of the reorganization of the Credit Suisse Large Cap Blend Fund and Large Cap Blend Fund II. We look forward to serving your needs, as we do others, by continuing to focus on our equity investment process, which is defined by proprietary, fundamental research and bottom-up stock picking. Despite difficult and uncertain markets, we are continuing to invest resources in the development and promotion of our fund family and maintaining the growth momentum we have established.

Market Overview

Throughout the reporting period, the main focus of stock markets around the world was on the growing sovereign debt problems in the Eurozone. The tragic natural disasters in Japan in early 2011, political unrest in the Middle East and North Africa region, as well as ongoing uncertainty about the global recovery, also contributed to the heightened market volatility during the period. The negative impact of the European fiscal crisis was most dramatic in the equity markets in that region, while increasing concerns about inflation flared up in the emerging markets of Asia and Latin America. However, major North American equity market indices ended the period with gains as investor sentiment turned more positive following the release of generally slowly improving economic data, albeit fragile.

Looking ahead

We feel that the size of the U.S. economy, along with the ability of global central banks to further stimulate activity (however modestly), may prevent global growth from repeating the struggles it encountered in 2008-2009. In our view, however, the challenges that policy-makers face are the most daunting in generations, and investors’ confidence thus far has not been reinforced by the initiatives taken (or lack thereof). Consequently, we believe that the global investment environment remains highly uncertain, incorporating very large, and currently still growing, risks. As a result, we believe that we will most likely experience sustained stock market volatility

New Funds

Asian Smaller Companies Fund: In June a new mutual fund, the Aberdeen Asia-Pacific Smaller Companies Fund, was launched in response to demand from shareholders wishing to diversify their portfolios with an allocation to this growing, specialized asset class. Aberdeen has been actively researching and investing in Asian smaller companies for more than 10 years for our institutional clients and we are extremely pleased to offer this investment experience to U.S. mutual fund shareholders.

U.S. High Yield Bond Fund1: In the first quarter of next year we intend to expand our mutual fund family by launching a new fund, the Aberdeen U.S. High Yield Bond Fund, the registration statement for which has been filed with the SEC and is subject to SEC review. This fund will seek to maximize total return consisting of interest income and capital appreciation and will invest at least 80% of its net assets in U.S. bonds that are, at the time of investment, below investment grade high yield securities.

As referenced in the semiannual report, the Aberdeen Emerging Markets Debt Local Currency Fund was launched in May 2011 and now has more than $30 million in assets. It seeks to provide long-term total return by investing at least two-thirds of the portfolio assets in fixed income securities denominated in the local currencies of emerging markets. Consequently, it is a very specialized fund which offers access to some interesting investment opportunities, but should only be considered as part of your investment portfolio based on sound financial advice.

Investing in Our Community

Aberdeen Dad Vail Regatta: In May 2011, Aberdeen hosted its second annual Aberdeen Dad Vail Regatta. Thousands of collegiate rowers from across the U.S. and Canada competed in this historic, two-day event. Aberdeen will continue its sponsorship of the Dad Vail Regatta into 2013, the event’s 75th anniversary.

Aberdeen also sponsored the Philadelphia Gold Cup Challenge during the weekend of the Aberdeen Dad Vail, featuring the top single scullers from around the world.

Aberdeen Financial Literacy Project: In June 2011, Aberdeen concluded its first Financial Literacy project. Five charter schools from the Philadelphia region took part in a 10-week competition as students managed simulated portfolios, trading real stocks and bonds with mentoring by Aberdeen staff. The winners were invited to the Philadelphia office, where they spoke with portfolio managers and sat in on a company meeting.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

We thank you for your investment with us, and I wish you a healthy and prosperous New Year.

[1]

A preliminary registration statement relating to shares of the Aberdeen U.S. High Yield Bond Fund has been filed with the Securities and Exchange Commission (SEC) and the information in its preliminary registration statement is not complete and may be changed. We may not sell shares of the Aberdeen U.S. High Yield Bond Fund until the registration statement filed with the SEC is effective. The Aberdeen U.S. High Yield Bond Fund preliminary registration statement is not an offer to sell its securities and is not soliciting an offer to buy its securities in any state where the offer or sale is not permitted.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

2011 Annual Report

Market Review

In an environment dominated by significant volatility and mixed economic news releases, most major global equity markets outside of North America declined during the 12-month period ended October 31, 2011. However, the broad-market MSCI World Index recorded a modest gain attributable primarily to the positive performance of the U.S. equity market. Investor sentiment globally was hurt by the worsening sovereign debt crisis in the Eurozone, widespread political unrest in the Middle East, natural disasters in Japan, and concerns over the health of the global economy. Additionally, credit rating downgrades of several developed nations, including the U.S., Italy and Japan, heightened global risk aversion. That led equities to underperform bond markets worldwide as investors sought the relative safety of fixed income securities, particularly U.S. Treasuries. The markets rallied towards the end of the period as an apparent breakthrough in European leaders’ discussions and quantitative easing measures by the European Central Bank (ECB) boosted confidence that the debt crisis could be contained.

Despite prolonged political wrangling in the U.S. over efforts to address the widening fiscal deficit and an unprecedented credit rating downgrade of the U.S. government, the North American equity markets bucked the global trend, recording positive returns during the annual period. The sharp rise in major market indices in October 2011 reversed a precipitous decline during the previous two months induced by investor fears of contagion from a potential Eurozone sovereign default. The rally was prompted mainly by increasing optimism regarding Eurozone debt crisis resolution, as well as the release of improving U.S. domestic economic data. However, the U.S. recovery has been sluggish by historical comparison. The unemployment rate has declined by less than 1% during the past 12 months and remained virtually static around 9% through the second half of the reporting period. The Federal Reserve implemented additional quantitative easing measures to support economic expansion.

The sovereign debt problems in the European peripheral markets significantly hindered the performance of stocks in that region for most of the reporting period. Near the end of the period, however, investors reacted positively to the European Union’s proposal to expand the European Financial Stability Facility’s limits for backing bonds issued by financially troubled governments. Shortly after the end of the annual period, the focus shifted to Italy. The departure of Italian Prime Minister Silvio Berlusconi in early November 2011 left investors questioning whether Italy’s new government would be able to implement an effective fiscal austerity plan to deal with the country’s debt crisis. Fears that the Italian government would lose access to financing sources led investors to sell out of Italian sovereign debt.

Emerging markets equities, as measured by the MSCI Emerging Markets Index, fell during the annual period as confidence ebbed and investors sought perceived safe-haven assets. Steady corporate earnings and hopes of further U.S. quantitative easing supported gains early in the period. However, concerns about overheating and inflation, coupled with political unrest in the Middle East, led to investors to rotate into developed stock markets in the first quarter of 2011. Emerging markets subsequently recovered on hopes that economic growth in developing nations would withstand further monetary tightening. But the worsening debt crisis in Europe over the summer interrupted the rally. While emerging markets stocks garnered robust gains in October, buoyed by the apparent breakthrough in Europe, they were not enough to offset the steep losses earlier in the period.

In the global fixed income markets, the European debt crisis escalated and fears of contagion led to indiscriminate risk aversion. Peripheral Eurozone countries came under severe pressure from bond investors concerned over levels of indebtedness, as European Union/International Monetary Fund bailouts failed to calm the markets. In the U.S., concerns over gross domestic product (GDP) growth and protracted debt ceiling negotiations were the main focus, along with Standard and Poor’s downgrade of the U.S. sovereign debt rating and troubled debt ceiling talks. Nevertheless, the yield on the 10-year U.S. Treasury note fell to a record low in late September before rising modestly in response to more upbeat economic data the following month. Most central banks in the emerging markets continued to tighten monetary policy in a bid to address inflationary pressures. Towards the latter part of the period, inflation risks eased, but remained elevated in China and India. Optimism following the European Union summit in late October provided some brief consolation to the markets, and risky assets recovered some of their previous losses.

In our view, improving economic data from the U.S. and China should reduce the risk of a synchronized global recession. A modest upturn in U.S. and Japanese manufacturing is a small consolation for the negative news flow out of Europe. We feel that the sustainability of the euro is largely in the hands of politicians. With the continued difficult outlook for growth in the Eurozone, we feel that the pressure on the euro is unlikely to dissipate quickly. Evidence that global inflationary pressures are receding is a positive, however, as we believe that this should give central banks room to ease monetary policies. We feel that the steep sell-off in global equity markets in August and September 2011 provides us with opportunities to purchase shares of companies at relatively attractive valuations, based on consensus forecasts for corporate earnings growth over the next 12 months.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

Annual Report 2011

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

The Aberdeen Asia-Pacific Smaller Companies Fund (Class A shares at NAV net of fees) returned –10.50% from the date of its inception on June 28, 2011 to October 31, 2011, versus the –11.11% return of its benchmark for the same period, the MSCI AC Asia Pacific ex. Japan Small Cap Index. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific Region Funds (consisting of 46 funds) was –7.39% for the same period.

Asian equity markets fell to their lowest levels in more than a year during the period, but a late rebound helped to mitigate the losses. Early in the period, strong fund inflows lifted markets to new post-credit crisis highs as economies were buoyed by stimulatory fiscal and monetary conditions. But sentiment was dented by political upheaval in the Middle East and the significant natural disasters that struck Japan. Adding to the dismal mood was the unprecedented downgrade of America’s sovereign credit rating, Europe’s deepening sovereign debt crisis, and China’s aggressive credit tightening. Towards the end of the period, Asian stock markets bounced back on optimism over Europe’s progress in tackling the debt crisis. Improving U.S. economic growth and China’s tentative steps toward monetary policy easing also helped lift regional markets. Nonetheless, the late gains failed to reverse earlier losses.

During the reporting period, our holdings in semiconductor equipment maker ASM International, Philippines-based real estate investment company Cebu Holdings, and Chinese natural gas company ENN Energy were the top contributors to relative performance. The defensive and resilient characteristics of our holdings were notable during the period of turbulence in equity markets. Shares of ASM and Cebu performed well in line with the market rebound, while ENN’s performance was underpinned by relatively positive quarterly results and continued business momentum.

In contrast, Thai electronics manufacturer Hana Microelectronics, along with two India-based companies – software services provider CMC and IT services provider MphasiS – were the most notable individual stock detractors from Fund performance. Hana and its peers in the technology sector were negatively affected by a combination of weakening demand and a decline in the U.S. dollar. CMC, a unit of Tata Consultancy Services, reported poor June-quarter results after a strong 2011 fiscal year as higher costs outweighed sales and revenue growth while tax breaks expired. Finally, the performance of MphasiS was hurt by higher employee wages, the end of its tax holiday in selected sites, and sluggish business obtained through parent Hewlett Packard. Nevertheless, the company experienced robust growth through direct business channels.

Following the Fund’s inception in late June, we began to position the portfolio in accordance with Aberdeen’s investment process, which employs bottom-up, fundamental analysis. We do not actively seek to overweight or underweight names in a benchmark index. Instead, we focus on each investment on its own merit. We will not own a stock due solely to its sizeable position in an index.

The Fund’s largest absolute stock positions at the end of the reporting period included Malaysia-based Aeon, which provides the Fund with exposure to the retail sector; Hong Kong-listed ASM International, a leader in the semiconductor equipment business with operations in China, Hong Kong and Singapore; and United Plantations, a Malaysian company with principal activities in cultivating and processing palm oil, coconut and other plantation crops.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are generally more volatile, harder to price and less liquid than U.S. securities. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of large-cap companies.

Concentrating investments in the Asia-Pacific region subject the fund to more volatility and greater risk of loss than geographically diverse funds.

Please read the prospectus for more detailed information regarding these risks.

2011 Annual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Average Annual Total Return (For period ended October 31, 2011)		Inception†,1
Class A	w/o SC	(10.50%	)
	w/SC2	(15.65%	)
Class C	w/o SC	(10.70%	)
	w/SC3	(11.59%	)
Class R4	w/o SC	(10.60%	)
Institutional Service Class[4]	w/o SC	(10.40%	)
Institutional Class[4]	w/o SC	(10.40%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized
1	Fund commenced operations on June 28, 2011.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the inception to date returns because it is charged when you sell Class C shares within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2011

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Asia-Pacific Smaller Companies Fund, Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Small Cap Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Small Cap Index is an unmanaged, free float adjusted small market capitalization index that is designed to measure the performance of stocks in the developed markets of Asia, excluding Japan. The Index consists of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Common Stocks	95.5%
Other assets in excess of liabilities	4.5%
100.0%

Top Industries
Real Estate Management & Development	11.0%
Commercial Banks	8.0%
Food Products	5.8%
Hotels, Restaurants & Leisure	5.0%
Construction Materials	4.7%
Transportation Infrastructure	4.1%
Electronic Equipment, Instruments & Components	4.0%
Specialty Retail	3.7%
Food & Staples Retailing	3.5%
Real Estate Investment Trusts (REIT)	3.1%
Other	47.1%
100.0%

Top Holdings
Aeon Co. (M) Bhd	2.9%
ASM International NV	2.4%
United Plantations Bhd	2.2%
Bukit Sembawang Estates Ltd.	2.2%
Cebu Holdings, Inc.	2.1%
CDL Hospitality Trusts	2.0%
Wheelock Properties (Singapore) Ltd.	2.0%
SATS Ltd.	2.0%
Big C Supercenter PCL, Foreign Shares	1.8%
Siam Makro PCL, Foreign Shares	1.7%
Other	78.7%
100.0%

Top Countries
Singapore	18.7%
Malaysia	18.2%
Thailand	12.3%
Hong Kong	10.4%
India	9.5%
Australia	4.7%
Philippines	4.5%
China	3.9%
Sri Lanka	3.9%
Indonesia	3.7%
Other	10.2%
100.0%

2011 Annual Report

Statement of Investments

October 31, 2011

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.5%)
AUSTRALIA (4.7%)
Commercial Services & Supplies (1.2%)
Cabcharge Australia Ltd. (a)	4,500	$19,812
Information Technology Services (1.1%)
Iress Market Technology Ltd. (a)	2,100	16,735
Real Estate Investment Trust (REIT) (1.1%)
BWP Trust (a)	10,000	17,467
Specialty Retail (1.3%)
ARB Corp. Ltd. (a)	2,400	20,155
		74,169
CHINA (3.9%)
Gas Utilities (1.4%)
ENN Energy Holdings Ltd. (a)	6,000	21,681
Oil, Gas & Consumable Fuels (1.0%)
Green Dragon Gas Ltd.* (a)	1,950	16,577
Real Estate Management & Development (1.5%)
Yanlord Land Group Ltd. (a)	30,000	24,345
		62,603
HONG KONG (10.4%)
Commercial Banks (1.2%)
Dah Sing Banking Group Ltd. (a)	19,200	18,680
Consumer Finance (1.1%)
Public Financial Holdings Ltd. (a)	40,000	16,922
Diversified Telecommunication Services (1.0%)
Asia Satellite Telecommunications Holdings Ltd. (a)	8,500	15,827
Hotels, Restaurants & Leisure (1.9%)
Cafe De Coral Holdings Ltd. (a)	8,000	18,115
Hongkong & Shanghai Hotels Ltd. (The) (a)	9,500	12,654
		30,769
Marine (1.3%)
Pacific Basin Shipping Ltd. (a)	46,000	20,975
Specialty Retail (1.3%)
Giordano International Ltd. (a)	28,000	21,013
Textiles, Apparel & Luxury Goods (1.6%)
Texwinca Holdings Ltd. (a)	20,000	25,338
Transportation Infrastructure (1.0%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	1,200	14,967
		164,491
INDIA (9.5%)
Chemicals (2.6%)
Castrol (India) Ltd. (a)	2,150	21,710
Kansai Nerolac Paints Ltd. (a)	1,100	19,162
		40,872
Gas Utilities (1.7%)
Gujarat Gas Co. Ltd. (a)	3,150	$27,496
Information Technology Services (2.0%)
CMC Ltd. (a)	960	15,839
Mphasis Ltd. (a)	2,150	15,145
		30,984
Personal Products (1.5%)
Godrej Consumer Products Ltd. (a)	2,600	23,238
Pharmaceuticals (1.7%)
Aventis Pharma Ltd. (a)	420	20,141
Piramal Healthcare Ltd. (a)	950	7,031
		27,172
		149,762
INDONESIA (3.7%)
Commercial Banks (2.2%)
Bank OCBC Nisp Tbk PT* (a)	110,000	13,642
Bank Permata Tbk PT* (a)	128,000	21,174
		34,816
Construction Materials (1.5%)
Holcim Indonesia Tbk PT (a)	111,000	23,967
		58,783
MALAYSIA (18.2%)
Air Freight & Logistics (0.8%)
POS Malaysia Bhd (a)	15,000	13,592
Automobiles (1.3%)
Oriental Holdings Bhd (a)	14,200	20,531
Beverages (1.9%)
Fraser & Neave Holdings Bhd (a)	2,500	13,814
Guinness Anchor Bhd (a)	4,800	16,810
		30,624
Commercial Banks (0.2%)
Alliance Financial Group Bhd (a)	3,000	3,433
Construction Materials (1.8%)
Lafarge Malayan Cement Bhd (a)	6,600	15,182
Tasek Corp. Bhd (a)	5,000	12,675
		27,857
Diversified Financial Services (0.9%)
Bursa Malaysia Bhd (a)	6,500	14,315
Food Products (3.6%)
United Malacca Bhd (a)	10,500	22,837
United Plantations Bhd	6,100	34,556
		57,393
Hotels, Restaurants & Leisure (0.9%)
Shangri — La Hotels Malaysia Bhd	17,500	13,690

See accompanying notes to financial statements.

Annual Report 2011

Statement of Investments (continued)

October 31, 2011

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
Household Durables (0.8%)
Panasonic Manufacturing Malaysia Bhd (a)	2,000	$12,796
Media (0.8%)
Star Publications Malaysia Bhd (a)	12,000	12,505
Multiline Retail (2.9%)
Aeon Co. (M) Bhd (a)	20,000	45,441
Real Estate Management & Development (2.3%)
SP Setia Bhd (a)	18,000	22,459
YNH Property Bhd (a)	25,000	14,113
		36,572
		288,749
NETHERLANDS (2.4%)
Semiconductors & Semiconductor Equipment (2.4%)
ASM International NV (a)	1,350	38,008
PHILIPPINES (4.5%)
Hotels, Restaurants & Leisure (1.3%)
Jollibee Foods Corp. (a)	9,900	20,948
Real Estate Management & Development (2.1%)
Cebu Holdings, Inc.	553,000	32,816
Transportation Infrastructure (1.1%)
Asian Terminals, Inc. (a)	90,000	16,799
		70,563
REPUBLIC OF SOUTH KOREA (2.0%)
Commercial Banks (2.0%)
BS Financial Group, Inc.* (a)	1,400	15,409
DGB Financial Group, Inc.*	1,300	16,364
		31,773
SINGAPORE (18.7%)
Air Freight & Logistics (0.9%)
Singapore Post Ltd. (a)	17,000	13,843
Consumer Finance (1.0%)
Hong Leong Finance Ltd. (a)	9,000	16,718
Electronic Equipment, Instruments & Components (2.9%)
Venture Corp. Ltd. (a)	4,000	21,334
WBL Corp. Ltd. (a)	10,000	24,966
		46,300
Food Products (0.9%)
Petra Foods Ltd.	11,000	14,903
Health Care Providers & Services (1.5%)
Raffles Medical Group Ltd. (a)	13,000	23,122
Pharmaceuticals (1.2%)
Eu Yan Sang International Ltd. (a)	31,000	18,512
Real Estate Investment Trust (REIT) (2.0%)
CDL Hospitality Trusts (a)	25,000	32,308
Real Estate Management & Development (4.2%)
Bukit Sembawang Estates Ltd. (a)	11,000	$34,062
Wheelock Properties (Singapore) Ltd. (a)	25,000	31,824
		65,886
Road & Rail (2.1%)
ComfortDelGro Corp. Ltd. (a)	18,000	19,945
SBS Transit Ltd. (a)	9,500	13,290
		33,235
Transportation Infrastructure (2.0%)
SATS Ltd. (a)	16,000	31,174
		296,001
SRI LANKA (3.9%)
Commercial Banks (1.0%)
Commercial Bank of Ceylon PLC	15,428	15,190
Industrial Conglomerates (1.8%)
Aitken Spence & Co. PLC	13,000	14,923
John Keells Holdings PLC	8,300	14,235
		29,158
Oil, Gas & Consumable Fuels (1.1%)
Chevron Lubricants Lanka PLC	11,500	17,219
		61,567
THAILAND (12.3%)
Commercial Banks (1.4%)
Tisco Financial Group PCL, Foreign Shares	20,200	22,439
Construction Materials (1.4%)
Siam City Cement PCL, Foreign Shares (a)	2,800	21,291
Electronic Equipment, Instruments & Components (1.1%)
Hana Microelectronics PCL, Foreign Shares (a)	33,000	17,704
Food & Staples Retailing (3.5%)
Big C Supercenter PCL, Foreign Shares (a)	8,000	28,545
Siam Makro PCL, Foreign Shares	4,100	27,546
		56,091
Health Care Providers & Services (1.0%)
Bumrungrad Hospital PCL, Foreign Shares (a)	11,900	15,310
Hotels, Restaurants & Leisure (0.9%)
Minor International PCL, Foreign Shares (a)	44,000	14,902
Media (1.0%)
BEC World PCL, Foreign Shares (a)	13,100	15,846
Real Estate Management & Development (0.9%)
Central Pattana PCL, Foreign Shares (a)	13,500	14,172
Specialty Retail (1.1%)
Home Product Center PCL, Foreign Shares (a)	55,857	16,701
		194,456

See accompanying notes to financial statements.

2011 Annual Report

Statement of Investments (concluded)

October 31, 2011

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
UNITED KINGDOM (1.3%)
Food Products (1.3%)
MP Evans Group PLC	3,200	$21,198
Total Common Stocks		1,512,123
Total Investments (Cost $1,687,458) (b)—95.5%		1,512,123

Other assets in excess of liabilities—4.5%		71,960
Net Assets—100.0%		$1,584,083

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Annual Report 2011

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Class A shares at NAV net of fees) returned –8.20% for the annual period ended October 31, 2011, versus –13.51% for its benchmark, MSCI Zhong Hua Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of China Region Funds (consisting of 95 funds) was –17.72% for the period.

The MSCI Zhong Hua Index fell steeply during the reporting period. Markets came under pressure amid concerns that China’s policy tightening measures would hinder economic growth. Apart from hikes in interest rates and bank reserve requirements, the government also introduced increasingly strict measures to curtail property price increases. The cautious mood among investors was further depressed by reports that the hidden liabilities of local governments amounted to 10.7 trillion yuan (roughly US$1.7 trillion), approximately 27% of gross domestic product (GDP). Markets were particularly turbulent in August and September as Europe’s debt crisis worsened and prospects in developed economies deteriorated rapidly. Adding to the gloom were softer domestic economic data and potential risks in the mainland property market. The sharp rebound in October on hopes that the government may ease monetary policy failed to reverse earlier losses.

Fund performance for the reporting period benefited mainly from stock selection in the industrials, materials and consumer discretionary sectors. At the stock level, the key contributors were Jardine Strategic Holdings, a Hong Kong-based conglomerate with interests mainly in greater China and some parts of Southeast Asia; semiconductor equipment supplier ASM Pacific Technology; and cement-maker Huaxin Cement. Jardine Strategic benefited from the strong performances of its underlying businesses. Positive quarterly results and a solid order book bolstered ASM Pacific Technology’s share price. Likewise, Huaxin Cement reported healthy results thanks to better pricing amid improved demand. News that the government plans to shut obsolete cement capacity, as well as build more affordable homes over the next five years, further lifted its stock price.

Fund performance was hindered primarily by stock selection in the telecommunication services sector. The key detractors at the stock level included sportswear manufacturer and retailer Li Ning, as well as property developer Yanlord Land. Li Ning was weighed down by disappointing results attributable to its restructuring efforts as well as challenging industry conditions. We subsequently exited our position during the period, as we believed that there were better opportunities elsewhere. Yanlord Land’s share price was weak as tighter credit controls and government curbs heightened concerns over the health of the property market. The Fund’s lack of exposure to China Unicom also hurt performance, as its stock price was boosted by better-than-expected profits.

Apart from exiting our position in Li Ning, we also sold our shares in Hong Kong-based power company CLP Holdings. Against this, we introduced four new holdings. Hong Kong-listed lender HSBC Holdings has a strong Asian franchise and capital position. Yingde Gases is China’s largest independent industrial gas producer. Green Dragon Gas is an independent integrated natural gas operator with expertise in coal-bed methane exploration. Baosteel, China’s largest steel-maker, focuses on high-end products and is a beneficiary of sector consolidation.

At the end of the reporting period, the Fund’s largest absolute stock weightings included Jardine Strategic Holdings; Swire Pacific, another conglomerate that has been increasing exposure to China through its aviation, industrial and real estate businesses; and ASM Pacific Technology, a leader in the semiconductor equipment business with operations in China, Hong Kong and Singapore.

Portfolio Management:

Aberdeen Asia Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are generally more volatile, harder to price and less liquid than U.S. securities. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of large-cap companies.

Concentrating investments in China and Hong Kong subject the fund to more volatility and greater risk of loss than geographically diverse funds.

Please read the prospectus for more detailed information regarding these risks.

2011 Annual Report

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.	Inception[2]
Class A	w/o SC	(8.20%	)	10.93%	16.14%
	w/SC3	(13.48%	)	9.62%	15.21%
Class C	w/o SC	(8.78%	)	10.12%	15.30%
	w/SC4	(9.69%	)	10.12%	15.30%
Class R5	w/o SC	(8.44%	)	10.65%	15.83%
Institutional Service Class[5]	w/o SC	(7.92%	)	11.22%	16.42%
Institutional Class[5]	w/o SC	(7.91%	)	11.18%	16.43%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

Annual Report 2011

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong. The index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Common Stocks	98.8%
Repurchase Agreement	0.6%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries
Real Estate Management & Development	16.1%
Commercial Banks	14.4%
Oil, Gas & Consumable Fuels	8.8%
Industrial Conglomerates	7.5%
Food & Staples Retailing	4.7%
Semiconductors & Semiconductor Equipment	4.3%
Distributors	4.3%
Hotels, Restaurants & Leisure	3.9%
Wireless Telecommunication Services	3.8%
Road & Rail	3.1%
Other	29.1%
100.0%

Top Holdings*
Jardine Strategic Holdings Ltd.	7.5%
Swire Pacific Ltd., Class B	6.6%
ASM Pacific Technology Ltd.	4.3%
Li & Fung Ltd.	4.3%
Hang Lung Group Ltd.	4.1%
Standard Chartered PLC (HK Listing)	4.1%
PetroChina Co. Ltd., H Shares	3.8%
China Mobile Ltd.	3.8%
Sun Hung Kai Properties Ltd.	3.6%
CNOOC Ltd.	3.4%
Other	54.5%
100.0%

Top Countries
Hong Kong	66.2%
China	28.5%
United Kingdom	4.1%
United States	0.6%
Other	0.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2011 Annual Report

Statement of Investments

October 31, 2011

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.8%)
CHINA (28.5%)
Chemicals (1.6%)
Yingde Gases (a)	600,000	$639,862
Commercial Banks (3.0%)
China Merchants Bank Co. Ltd., A Shares (a)	635,000	1,202,189
Construction Materials (1.8%)
Huaxin Cement Co. Ltd., B Shares (a)	325,000	709,608
Energy Equipment & Services (0.2%)
Greka Drilling Ltd.*	225,000	95,871
Food & Staples Retailing (1.8%)
China Resources Enterprise Ltd. (a)	200,000	730,409
Gas Utilities (2.3%)
ENN Energy Holdings Ltd. (a)	248,000	896,155
Media (1.0%)
Charm Communications, Inc., ADR*	39,470	394,700
Metals & Mining (2.4%)
Baoshan Iron & Steel Co. Ltd., A Shares (a)	1,160,000	954,546
Oil, Gas & Consumable Fuels (8.8%)
CNOOC Ltd. (a)	720,000	1,361,059
Green Dragon Gas Ltd.* (a)	75,000	637,573
PetroChina Co. Ltd., H Shares (a)	1,178,000	1,529,270
		3,527,902
Real Estate Management & Development (1.8%)
Yanlord Land Group Ltd. (a)	890,000	722,227
Wireless Telecommunication Services (3.8%)
China Mobile Ltd. (a)	159,500	1,515,942
		11,389,411
HONG KONG (66.2%)
Commercial Banks (7.3%)
Dah Sing Banking Group Ltd. (a)	759,600	739,015
HSBC Holdings PLC (a)	117,951	1,031,078
Wing Hang Bank Ltd. (a)	127,862	1,156,325
		2,926,418
Consumer Finance (2.3%)
AEON Credit Service (Asia) Co. Ltd.	570,000	420,412
Public Financial Holdings Ltd. (a)	1,210,000	511,886
		932,298
Containers & Packaging (1.0%)
Hung Hing Printing Group Ltd. (a)	1,660,000	393,253
Distributors (4.3%)
Li & Fung Ltd. (a)	880,380	1,696,663
Diversified Telecommunication Services (1.4%)
Asia Satellite Telecommunications Holdings Ltd. (a)	289,000	$538,105
Food & Staples Retailing (2.9%)
Convenience Retail Asia Ltd. (a)	502,000	212,305
Dairy Farm International Holdings Ltd. (a)	117,000	948,016
		1,160,321
Hotels, Restaurants & Leisure (3.9%)
Cafe De Coral Holdings Ltd. (a)	176,000	398,522
Hongkong & Shanghai Hotels Ltd. (The) (a)	882,315	1,175,280
		1,573,802
Industrial Conglomerates (7.5%)
Jardine Strategic Holdings Ltd. (a)	102,500	3,005,416
Insurance (2.9%)
AIA Group Ltd. (a)	375,200	1,147,264
Marine (1.3%)
Pacific Basin Shipping Ltd. (a)	1,103,000	502,935
Multiline Retail (2.4%)
AEON Stores (Hong Kong) Co. Ltd.	446,000	975,955
Real Estate Management & Development (14.3%)
Hang Lung Group Ltd. (a)	270,000	1,635,760
Sun Hung Kai Properties Ltd. (a)	104,000	1,427,990
Swire Pacific Ltd., Class B (a)	1,160,000	2,655,530
		5,719,280
Road & Rail (3.1%)
MTR Corp. Ltd. (a)	381,844	1,235,020
Semiconductors & Semiconductor Equipment (4.3%)
ASM Pacific Technology Ltd. (a)	157,000	1,723,000
Specialty Retail (2.7%)
Giordano International Ltd. (a)	1,442,000	1,082,193
Textiles, Apparel & Luxury Goods (2.2%)
Texwinca Holdings Ltd. (a)	684,000	866,569
Transportation Infrastructure (2.4%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	77,600	967,880
		26,446,372
UNITED KINGDOM (4.1%)
Commercial Banks (4.1%)
Standard Chartered PLC (HK Listing) (a)	68,508	1,625,419
Total Common Stocks		39,461,202

See accompanying notes to financial statements.

Annual Report 2011

Statement of Investments (concluded)

October 31, 2011

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (0.6%)
UNITED STATES (0.6%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $239,000 collateralized by U.S. Treasury Bill, maturing 12/29/11; total market value of $244,996	$239,000	$239,000
Total Repurchase Agreement		239,000
Total Investments (Cost $33,189,892) (b)—99.4%		39,700,202

Other assets in excess of liabilities—0.6%		222,051
Net Assets—100.0%		$39,922,253

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

2011 Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Class A shares at NAV net of fees) returned –4.02% for the annual period ended October 31, 2011, versus –7.44% for its benchmark, MSCI Emerging Markets Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Emerging Markets Funds (consisting of 404 funds) was –10.76% for the period.

Emerging market equities, as measured by the MSCI Emerging Markets Index, fell during the annual period as confidence ebbed and investors sought safe-haven assets. Steady corporate earnings and hopes of further U.S. quantitative easing supported early gains. However, concerns about overheating and inflation, coupled with political unrest in the Middle East, prompted a rotation into developed stock markets in the first quarter of 2011. Emerging stock markets subsequently recovered on hopes that economic growth in developing nations will withstand further monetary tightening. But the worsening debt crisis in Europe over the summer interrupted the rally. Doubts over the viability of the region’s banks compounded fears of a double-dip recession in the West. The unprecedented downgrade of the U.S. government’s credit rating and a potential economic “hard landing” in China further unnerved investors. While an apparent breakthrough in Europe towards the end of the period boosted confidence that the debt crisis could be contained, most emerging stock markets still ended the year lower.

The key contributors to the Fund’s relative return among individual stock positions for the reporting period were Mexican convenience store retailer and beverage company Femsa, Brazilian fuels and chemicals distributor Ultrapar, and Indonesian conglomerate Astra International. Femsa held up exceptionally well amid the stock market volatility due to the defensive nature of its business and solid earnings that were driven by healthy same-store sales growth at its Oxxo convenience store chain, as well as the strong performance from its Coca-Cola-bottling subsidiary. Ultrapar was aided by the conversion of its preferred shares into common stock with full voting rights. The company also posted relatively positive earnings results during the period. Astra International benefited from robust results that were driven by continued growth in the auto business and related financing arm, reflecting the resilience of the domestic economy.

The main laggard among our individual holdings was Turkish lender Akbank. The bank’s shares fell in tandem with those of other Turkish financials as investors remain concerned about the central bank’s unorthodox and complicated monetary policy. Sluggish sales in the U.S., along with local fiscal austerity measures and pricing regulations, weighed on Hungarian pharmaceutical company Gedeon Richter. The closing of recent acquisitions by Gedeon Richter also affected profitability in the short term. The absence of a position in Hyundai Motor Co. hurt the Fund’s relative performance as the Korean auto-maker benefited from the short-term impact of production cuts in Japan following that country’s earthquake and tsunami.

We established new positions in three holdings and exited two positions during the annual period. We purchased shares of Turkish bank Garanti and leading brewer SABMiller after initiating a holding in Thai lender Siam Commercial Bank earlier in the review period. In our view, Garanti is a high-quality, attractively valued bank with a solid domestic retail franchise. In our view, Siam Commercial Bank is a well-managed lender in Thailand’s under-penetrated financial services sector. SABMiller is one of the world’s largest brewers with a stable of highly recognizable brands and is a leader in most of the markets in which it operates. We sold two Israeli holdings – Teva Pharmaceuticals and Check Point Software – in the first half of the reporting period.

The Fund’s largest individual stock holdings at the end of the reporting period were Samsung Electronics, Vale and Petrobras. Samsung Electronics is not only a leading Korean semiconductor company but also a major player in mobile phones and TFT-LCDs. It has a strong competitive position across each of its three business segments. Brazilian miner Vale is the world’s lowest-cost iron ore producer and, in recent years, has made acquisitions to diversify its asset base. We believe that it should benefit from the growing demand for commodities over the long term. Petrobras is an emerging world-class integrated oil company in Brazil. The company holds vast reserves, has made substantial new oil finds and, we believe, stands to gain from the growing demand for oil from emerging economies, despite the shift towards renewable energy sources.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2011

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(4.02%	)	8.15%	18.08%
	w/SC2	(9.55%	)	6.87%	17.39%
Class C3	w/o SC	(4.52%	)	7.47%	17.32%
	w/SC4	(5.47%	)	7.47%	17.32%
Class R5,6	w/o SC	(4.21%	)	7.89%	17.73%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
6	Not subject to any sales charges.

2011 Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is an unmanaged, free float adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Common Stocks	81.0%
Preferred Stocks	16.0%
Repurchase Agreement	3.5%
Liabilities in excess of other assets	(0.5%	)
	100.0%

Top Industries
Commercial Banks	22.0%
Oil, Gas & Consumable Fuels	14.1%
Semiconductors & Semiconductor Equipment	8.0%
Real Estate Management & Development	7.1%
Wireless Telecommunication Services	5.9%
Food & Staples Retailing	4.4%
Metals & Mining	4.4%
Automobiles	4.3%
Beverages	3.8%
Information Technology Services	2.8%
Other	23.2%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	4.5%
Vale SA ADR, Preferred Shares	4.4%
Petroleo Brasileiro SA ADR, Preferred Shares	3.6%
China Mobile Ltd.	3.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
Banco Bradesco SA ADR, Preferred Shares	3.5%
PetroChina Co. Ltd., H Shares	3.2%
LUKOIL OAO ADR	2.8%
Fomento Economico Mexicano SAB de CV ADR	2.8%
Standard Chartered PLC — London Listing	2.6%
Other	65.5%
100.0%

Top Countries
Brazil	18.3%
India	13.1%
Mexico	6.8%
China	6.8%
Hong Kong	6.6%
Republic of South Korea	5.9%
South Africa	5.0%
Thailand	4.8%
Taiwan	4.8%
Turkey	4.7%
Other	23.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2011

Statement of Investments

October 31, 2011

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (81.0%)
BRAZIL (6.8%)
Multiline Retail (1.5%)
Lojas Renner SA	128,189	$3,887,072
Oil, Gas & Consumable Fuels (2.5%)
Ultrapar Participacoes SA	357,000	6,362,932
Real Estate Management & Development (1.1%)
Multiplan Empreendimentos Imobiliarios SA	140,851	2,848,441
Tobacco (1.7%)
Souza Cruz SA	350,000	4,293,328
		17,391,773
CHILE (2.0%)
Commercial Banks (2.0%)
Banco Santander Chile ADR	64,000	5,227,520
CHINA (6.8%)
Oil, Gas & Consumable Fuels (3.2%)
PetroChina Co. Ltd., H Shares (a)	6,213,200	8,065,927
Wireless Telecommunication Services (3.6%)
China Mobile Ltd. (a)	975,600	9,272,430
		17,338,357
HONG KONG (6.6%)
Insurance (1.7%)
AIA Group Ltd. (a)	1,396,000	4,268,603
Real Estate Management & Development (4.9%)
Hang Lung Group Ltd. (a)	1,059,000	6,415,815
Swire Pacific Ltd., Class A (a)	284,000	3,285,402
Swire Pacific Ltd., Class B (a)	1,287,500	2,947,410
		12,648,627
		16,917,230
HUNGARY (1.7%)
Pharmaceuticals (1.7%)
Richter Gedeon Nyrt. (a)	27,013	4,339,364
INDIA (13.1%)
Automobiles (1.7%)
Hero Motocorp Ltd. (a)	98,000	4,377,531
Chemicals (0.9%)
Grasim Industries Ltd. (a)	18,262	928,348
Grasim Industries Ltd. GDR, REG S (a)(b)	24,359	1,234,515
		2,162,863
Commercial Banks (1.4%)
ICICI Bank Ltd. (a)	127,900	2,410,925
ICICI Bank Ltd. ADR	31,000	1,151,960
		3,562,885
Construction Materials (0.9%)
Ultratech Cement Ltd. (a)	86,221	$2,035,660
Ultratech Cement Ltd. GDR, REG S (b)	13,918	329,436
		2,365,096
Household Products (0.9%)
Hindustan Unilever Ltd. (a)	311,443	2,389,392
Information Technology Services (2.8%)
Infosys Ltd. (a)	80,800	4,717,715
Infosys Ltd. ADR	42,000	2,460,780
		7,178,495
Pharmaceuticals (0.9%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	54,211	2,286,092
Thrifts & Mortgage Finance (2.6%)
Housing Development Finance Corp. (a)	473,952	6,663,430
Wireless Telecommunication Services (1.0%)
Bharti Airtel Ltd. (a)	316,000	2,528,362
		33,514,146
INDONESIA (2.6%)
Automobiles (2.6%)
PT Astra International Tbk (a)	859,000	6,623,562
ITALY (2.1%)
Energy Equipment & Services (2.1%)
Tenaris SA ADR	169,600	5,394,976
MALAYSIA (2.3%)
Commercial Banks (2.3%)
CIMB Group Holdings Bhd (a)	1,487,000	3,650,012
Public Bank Bhd (Foreign Mkt) (a)	570,800	2,358,096
		6,008,108
MEXICO (6.8%)
Beverages (2.8%)
Fomento Economico Mexicano SAB de CV ADR	106,501	7,140,892
Commercial Banks (2.6%)
Grupo Financiero Banorte SAB de CV	1,924,695	6,563,922
Food & Staples Retailing (0.5%)
Organizacion Soriana SAB de CV, Class B*	646,000	1,405,718
Transportation Infrastructure (0.9%)
Grupo Aeroportuario del Sureste SAB de CV ADR, B Shares	39,000	2,246,400
		17,356,932
PHILIPPINES (2.3%)
Commercial Banks (1.2%)
Bank of the Philippine Islands (a)	2,268,829	3,063,914
Real Estate Management & Development (1.1%)
Ayala Land, Inc. (a)	7,901,800	2,962,003
		6,025,917

See accompanying notes to financial statements.

2011 Annual Report

Statement of Investments (concluded)

October 31, 2011

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
POLAND (1.8%)
Commercial Banks (1.8%)
Bank Pekao SA (a)	98,000	$4,537,438
REPUBLIC OF SOUTH KOREA (1.4%)
Food & Staples Retailing (1.0%)
E-Mart Co. Ltd.*	9,503	2,482,511
Multiline Retail (0.4%)
Shinsegae Co. Ltd. (a)	4,456	1,120,682
		3,603,193
RUSSIA (2.8%)
Oil, Gas & Consumable Fuels (2.8%)
LUKOIL OAO ADR	123,000	7,146,509
SOUTH AFRICA (5.0%)
Beverages (1.0%)
SABMiller PLC (a)	68,081	2,514,687
Food & Staples Retailing (1.5%)
Massmart Holdings Ltd. (a)	194,083	3,864,247
Specialty Retail (2.5%)
Truworths International Ltd. (a)	635,000	6,390,092
		12,769,026
TAIWAN (4.8%)
Semiconductors & Semiconductor Equipment (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	3,711,308	9,043,999
Wireless Telecommunication Services (1.3%)
Taiwan Mobile Co. Ltd. (a)	1,134,000	3,249,480
		12,293,479
THAILAND (4.8%)
Commercial Banks (1.3%)
Siam Commercial Bank PCL, Foreign Shares	862,800	3,260,817
Construction Materials (1.5%)
Siam Cement PCL, Foreign Shares (a)	331,900	3,975,459
Oil, Gas & Consumable Fuels (2.0%)
PTT Exploration & Production PCL, Foreign Shares	1,001,000	5,198,575
		12,434,851
TURKEY (4.7%)
Commercial Banks (3.3%)
Akbank T.A.S. (a)	1,663,001	6,056,561
Turkiye Garanti Bankasi A.S. (a)	680,000	2,385,826
		8,442,387
Food & Staples Retailing (1.4%)
BIM Birlesik Magazalar A.S. (a)	123,000	3,738,976
		12,181,363
UNITED KINGDOM (2.6%)
Commercial Banks (2.6%)
Standard Chartered PLC — London Listing (a)	290,125	$6,769,871
Total Common Stocks		207,873,615
PREFERRED STOCKS (16.0%)
BRAZIL (11.5%)
Commercial Banks (3.5%)
Banco Bradesco SA ADR, Preferred Shares	492,080	8,955,856
Metals & Mining (4.4%)
Vale SA ADR, Preferred Shares	476,000	11,233,600
Oil, Gas & Consumable Fuels (3.6%)
Petroleo Brasileiro SA ADR, Preferred Shares	371,000	9,382,590
		29,572,046
REPUBLIC OF SOUTH KOREA (4.5%)
Semiconductors & Semiconductor Equipment (4.5%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	20,200	11,525,087
Total Preferred Stocks		41,097,133
REPURCHASE AGREEMENT (3.5%)
UNITED STATES (3.5%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $8,808,002, collateralized by U.S. Treasury Note, maturing 05/31/16; total market value $8,986,942	$8,808,000	8,808,000
Total Repurchase Agreement		8,808,000
Total Investments (Cost $223,359,734) (c)—100.5%		257,778,748

Liabilities in excess of other assets—(0.5)%		(1,180,413)
Net Assets—100.0%		$256,598,335

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2011

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Class A shares at NAV net of fees) returned –1.58% for the annual period ended October 31, 2011, versus 0.10% for its benchmark, the Citigroup 3-Month Treasury Bill Index, and 8.09% for the broad-market Standard & Poor’s (S&P) 500 Index. For broader comparison, the average return of the Fund’s Lipper peer category of Long/Short Equity Funds (consisting of 149 funds) was 0.26% for the period.

Despite experiencing significant volatility, the North American equity markets recorded double-digit total returns during the reporting period while most major equity indices around the globe registered smaller gains or negative returns for the same period. Key events that affected markets and investor sentiment included continued political struggles to deal with the widening sovereign debt crisis in the Eurozone; “Arab Spring” anti-government uprisings in the Middle East; large natural disasters in Asia; and prolonged political wrangling in the U.S. over efforts to address the widening fiscal deficit. Major North American equity market indices posted double-digit gains in October which more than offset a sharp sell-off during the previous two months induced by investor fears of contagion from a potential Eurozone sovereign default. The sharp gains were achieved amid increasing optimism regarding Eurozone debt crisis resolution, as well as the release of improving domestic economic data. However, the U.S. economic recovery has been sluggish by historical comparison. The unemployment rate declined by less than 1% during the past 12 months and remained virtually static around 9% through the second half of the reporting period. However, while the better-than-expected increase in gross domestic product (GDP) for the third quarter of 2011 has not had a significant impact on the employment situation, the considerable improvement in the rate of economic growth relative to the first two quarters of the year eased fears of a double-dip recession. The Federal Reserve implemented additional quantitative easing measures over the last 12 months to support economic expansion. Its most recent announcement included its intention to extend the duration of U.S. Treasury holdings and purchase more agency mortgages via “Operation Twist.” This move has had the effect of lowering interest rates that we feel can reduce the cost of borrowing to support corporate lending and the housing market.

Our short exposures slightly hindered Fund performance for the annual period, mainly in the information technology and energy sectors. Our long positions in the consumer discretionary sector also had a negative impact. The primary detractors among individual positions were a long holding in gaming machine maker WMS Industries and short positions in oil and gas producer Chesapeake Energy Co., and wireless communications equipment maker Motorola Mobility Holdings. WMS experienced significant industry and competitive headwinds during the review period as a decrease in revenue from the high-margin gaming operations segment and weak console sales contributed to relatively poor operating results. We subsequently exited our holding in the company. Shares of Chesapeake Energy rose along with those of many other energy companies on higher oil and gas prices. Investors also reacted favorably to the company’s successful efforts to sell assets to fund its capital budget deficit. We maintain our short exposure to Chesapeake Energy as we believe it has an overstretched balance sheet and its earnings have high sensitivity to energy prices, both of which restrict the company’s financial flexibility. The short position in Motorola Mobility Holdings detracted from performance as the stock price rose after Internet services provider Google announced a bid to purchase the company. We subsequently closed the position.

Our long positions bolstered Fund performance, most notably in the industrials, consumer staples and healthcare sectors. Our short exposure to financials also was a positive contributor. The top performers among individual short positions included Bank of America and wireless handset maker Research In Motion. Bank of America enhanced performance as the company continues to struggle with mortgage-related issues, and its capital adequacy is being questioned by investors. Our short exposure to Research In Motion, the maker of BlackBerry smartphones, boosted Fund performance as the company saw declining sales to more profitable enterprise clients, as well as a deteriorating business outlook. The Fund’s long holding in BorgWarner, a manufacturer of drivetrain and emission components for autos, had a positive impact on performance. Despite the decline in global auto sales, the company benefited from increased demand for its turbochargers, which improve fuel economy and reduce emissions.

During the annual period, we increased the Fund’s net long exposure and, consequently, increased its gross exposure. We continued to focus on company-specific opportunities for both long and short positions and have not changed our approach to utilizing team-based research and portfolio management. Regarding portfolio positioning, we lowered the Fund’s net exposure to healthcare and financial services through a combination of establishing new short positions and reducing several long positions. Both of those sectors have seen an increase in external factors which can slow their earnings growth and profitability. The portfolio has remained net long those sectors, however, as we believe there are numerous company-specific opportunities for long positions which are not particularly dependent on the direction of the equity market. The portfolio’s larger exposures to industrials and technology are little changed from the beginning of the reporting period, but we have adjusted the holdings to somewhat reduce the Fund’s sensitivity to the overall economy. In technology, for example, our holdings have continued to evolve toward business models with a high level of repeat business and less exposure to large-scale enterprise hardware sales. The portfolio’s energy exposure has declined somewhat following the sharp rallies in energy stocks earlier in the year and because of increasing volatility within the energy sector and correlations among these stocks.

At the end of the annual period, the Fund’s largest long positions were IT services provider Cognizant Technology Solutions, and food and beverage company PepsiCo Inc. Cognizant’s sales continue to benefit, in our view, from the tailwinds of corporate outsourcing and cost-cutting measures, particularly in the financial services, healthcare and manufacturing sectors. PepsiCo has an enviable market share position in both the snacks and beverage industries. The company has made some significant acquisitions and investments in order to align infrastructure and growth initiatives, including the acquisition of large bottlers and emerging market distribution.

2011 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

Our most significant short exposures included defense contractor Northrop Grumman Corp. and Campbell Soup Co. We believe that Northrop Grumman’s growing employee obligations remain a drag on its balance sheet, and the proposed U.S. government defense budget could hinder growth going forward. Campbell Soup has suffered significant share loss in its “ready-to-eat” soup franchise, reducing its earnings power. Despite broadly rising food prices, competition remains strong and pricing power is weak. As a result, we see little room for valuation expansion for the stock.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% frontend sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. The Citigroup 3-month Treasury Bill Index is the Fund’s actual benchmark.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The strategy used by the portfolio managers involves securities transactions, such as short-selling and leverage, which may cause the Fund to have greater risk and volatility.

A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Leverage will also increase market exposure and magnify risk.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2011

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.	10 Yr.
Class A2	w/o SC	(1.58%	)	2.01%	3.78%
	w/SC3	(7.22%	)	0.81%	3.17%
Class C4	w/o SC	(2.33%	)	1.28%	3.01%
	w/SC5	(3.31%	)	1.28%	3.01%
Class R6,8	w/o SC	(1.81%	)	1.69%	3.54%
Institutional Service Class[8,9]	w/o SC	(1.48%	)	2.22%	3.95%
Institutional Class[7,8]	w/o SC	(1.31%	)	2.28%	3.97%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from June 22, 2003 to June 22, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns prior to June 22, 2003 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. The Second Predecessor Fund commenced operations for its Class C and Class R shares on December 31, 1997, and commenced operations for its Class A shares on October 31, 2001. Please see footnotes for the relevant classes and consult the Fund’s prospectus for more detail.
2	Returns through October 31, 2001 are based on the performance of the Class R shares of the Second Predecessor Fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A shares are based on the performance of the Class A shares of the Second Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class A shares of the Predecessor Fund would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been adjusted to reflect applicable sales charges, but have not been adjusted for the differing levels of fees applicable to Class A shares; if these fees were reflected, the performance for Class A shares would have been lower.
3	A 5.75% front-end sales charge was deducted.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charge.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6.	The returns for the period from November 1, 2001 to June 22, 2003 are based on the previous performance of the Class B shares of the Second Predecessor Fund; and for the period from June 23, 2003 to February 26, 2004 (prior to the commencement of operations of the Class R shares) are based on the previous performance of the Predecessor Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
7	The returns for the period through June 22, 2003 are based on the previous performance of the Second Predecessor Fund Class R shares and for the period from June 23, 2003 to June 28, 2004 (prior to the commencement of operations of the Institutional Class) are based on the previous performance of the Class A shares of the Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
8	Not subject to any sales charges.
9	Institutional Service Class commenced operations on November 1, 2009.

2011 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization weighted index of 500 widely held stocks of large-cap U.S. companies. The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills).

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Long Positions
Asset Allocation
Common Stocks	75.7%
Repurchase Agreement	22.6%
Other assets in excess of liabilities	1.7%
100.0%

Top Industries
Chemicals	5.4%
Information Technology Services	5.3%
Oil, Gas & Consumable Fuels	4.3%
Software	4.1%
Diversified Financial Services	3.4%
Specialty Retail	3.4%
Machinery	2.9%
Aerospace & Defense	2.9%
Insurance	2.9%
Health Care Equipment & Supplies	2.8%
Other	62.6%
100.0%

Top Holdings*
Cognizant Technology Solutions Corp., Class A	2.5%
PepsiCo, Inc.	2.5%
Oracle Corp.	2.2%
Potash Corp. of Saskatchewan, Inc.	2.1%
Aetna, Inc.	2.0%
EOG Resources, Inc.	1.9%
CVS Caremark Corp.	1.9%
Aspen Insurance Holdings Ltd.	1.9%
Deere & Co.	1.8%
Solera Holdings, Inc.	1.8%
Other	79.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Short Positions
Asset Allocation
Common Stocks—Short Positions	26.5%
Exchange Traded Funds—Short Positions	7.4%
Other assets in excess of liabilities	66.1%
100.0%

Top Industries
Hotels, Restaurants & Leisure	3.0%
Aerospace & Defense	2.1%
Machinery	2.1%
Food Products	2.0%
Commercial Banks	1.8%
Pharmaceuticals	1.6%
Health Care Equipment & Supplies	1.5%
Internet Software & Services	1.5%
Insurance	1.5%
Semiconductors & Semiconductor Equipment	1.5%
Other	81.4%
100.0%

Top Holdings
Northrop Grumman Corp.	2.1%
Campbell Soup Co.	2.0%
Semiconductor HOLDRs Trust	1.8%
Bally Technologies, Inc.	1.6%
Illinois Tool Works, Inc.	1.6%
Eli Lilly & Co.	1.6%
Boston Scientific Corp.	1.5%
eBay, Inc.	1.5%
Allstate Corp. (The)	1.5%
Altera Corp.	1.5%
Other	83.3%
100.0%

Annual Report 2011

Statement of Investments

October 31, 2011

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS—LONG POSITIONS (75.7%)
Aerospace & Defense (2.9%)
BE Aerospace, Inc.*	185,300	$6,991,369
Precision Castparts Corp.	47,400	7,733,310
		14,724,679
Auto Components (1.7%)
BorgWarner, Inc.*	114,100	8,727,509
Beverages (2.5%)
PepsiCo, Inc.	201,700	12,697,015
Biotechnology (1.0%)
Gilead Sciences, Inc.*	119,724	4,987,702
Capital Markets (1.3%)
State Street Corp.	166,800	6,737,052
Chemicals (5.4%)
Potash Corp. of Saskatchewan, Inc.	220,000	10,412,600
Praxair, Inc.	88,100	8,957,127
Valspar Corp.	219,000	7,636,530
		27,006,257
Commercial Banks (0.5%)
CapitalSource, Inc.	433,900	2,759,604
Commercial Services & Supplies (0.8%)
Clean Harbors, Inc.*	68,300	3,979,841
Communications Equipment (2.5%)
Cisco Systems, Inc.	211,000	3,909,830
QUALCOMM, Inc.	169,332	8,737,531
		12,647,361
Computers & Peripherals (2.6%)
Apple, Inc.*	15,260	6,176,943
NetApp, Inc.*	164,725	6,747,136
		12,924,079
Diversified Financial Services (3.4%)
IntercontinentalExchange, Inc.*	68,300	8,870,804
JPMorgan Chase & Co.	241,650	8,399,754
		17,270,558
Electric Utilities (1.5%)
ITC Holdings Corp.	100,500	7,304,340
Electrical Equipment (1.5%)
Emerson Electric Co.	160,400	7,718,448
Energy Equipment & Services (1.6%)
Schlumberger Ltd.	107,200	7,875,984
Food & Staples Retailing (1.9%)
CVS Caremark Corp.	261,400	9,488,820
Food Products (2.4%)
Kellogg Co.	108,700	5,892,627
TreeHouse Foods, Inc.*	101,400	6,219,876
		12,112,503
Health Care Equipment & Supplies (2.8%)
Hill-Rom Holdings, Inc.	117,400	$3,952,858
Intuitive Surgical, Inc.*	12,500	5,423,250
St. Jude Medical, Inc.	127,000	4,953,000
		14,329,108
Health Care Providers & Services (2.0%)
Aetna, Inc.	249,200	9,908,192
Hotels, Restaurants & Leisure (1.7%)
Starwood Hotels & Resorts Worldwide, Inc.	171,500	8,593,865
Industrial Conglomerates (0.9%)
3M Co.	60,000	4,741,200
Information Technology Services (5.3%)
Alliance Data Systems Corp.*	50,000	5,122,000
Cognizant Technology Solutions Corp., Class A*	174,800	12,716,700
Visa, Inc., Class A	93,420	8,712,349
		26,551,049
Insurance (2.9%)
Aspen Insurance Holdings Ltd.	354,500	9,390,705
MetLife, Inc.	150,000	5,274,000
		14,664,705
Internet Software & Services (1.4%)
Yahoo!, Inc.*	440,986	6,897,021
Life Sciences Tools & Services (1.5%)
Waters Corp.*	92,600	7,419,112
Machinery (2.9%)
Deere & Co.	121,400	9,214,260
Wabtec Corp.	84,000	5,643,120
		14,857,380
Media (1.5%)
Comcast Corp., Class A	328,500	7,703,325
Multiline Retail (1.8%)
Target Corp.	164,000	8,979,000
Oil, Gas & Consumable Fuels (4.3%)
Apache Corp.	62,500	6,226,875
Berry Petroleum Co., Class A	166,300	5,745,665
EOG Resources, Inc.	107,700	9,631,611
		21,604,151
Road & Rail (2.7%)
Canadian National Railway Co.	82,600	6,477,492
Kansas City Southern*	116,423	7,354,441
		13,831,933
Software (4.1%)
Oracle Corp.	343,431	11,254,234
Solera Holdings, Inc.	167,566	9,154,130
		20,408,364

See accompanying notes to financial statements.

2011 Annual Report

Statement of Investments (continued)

October 31, 2011

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
Specialty Retail (3.4%)
Staples, Inc.	591,700	$8,851,832
Urban Outfitters, Inc.*	298,900	8,145,025
		16,996,857
Textiles, Apparel & Luxury Goods (1.5%)
Warnaco Group, Inc. (The)*	157,100	7,713,610
Tobacco (1.5%)
Philip Morris International, Inc.	107,300	7,497,051
Total Common Stocks—Long Positions		381,657,675
REPURCHASE AGREEMENT (22.6%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $113,818,032 collateralized by U.S. Treasury Note, maturing 11/15/15; total market value of $116,099,100	$113,818,000	113,818,000
Total Repurchase Agreement		113,818,000
Total Investments (Cost $478,332,762) (a)—98.3%		495,475,675

Other assets in excess of liabilities—1.7%		8,765,835
Net Assets—100.0%		$504,241,510

*	Non income-producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

Annual Report 2011

Statement of Investments (concluded)

October 31, 2011

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS—SHORT POSITIONS (26.5%)
Aerospace & Defense (2.1%)
Northrop Grumman Corp.	181,200	$10,464,300
Commercial Banks (1.8%)
Fifth Third Bancorp	440,400	5,289,204
TCF Financial Corp.	358,400	3,813,376
		9,102,580
Consumer Finance (1.4%)
Discover Financial Services	300,500	7,079,780
Diversified Consumer Services (0.6%)
Capella Education Co.*	94,000	3,272,140
Diversified Financial Services (0.7%)
Bank of America Corp.	528,700	3,611,021
Electronic Equipment, Instruments & Components (0.6%)
Badger Meter, Inc.	87,300	2,858,202
Food Products (2.0%)
Campbell Soup Co.	300,200	9,981,650
Health Care Equipment & Supplies (1.5%)
Boston Scientific Corp.*	1,298,200	7,646,398
Health Care Providers & Services (1.2%)
Cardinal Health, Inc.	142,000	6,286,340
Hotels, Restaurants & Leisure (3.0%)
Bally Technologies, Inc.*	219,200	7,950,384
Darden Restaurants, Inc.	152,700	7,311,276
		15,261,660
Household Durables (1.5%)
Leggett & Platt, Inc.	341,200	7,472,280
Insurance (1.5%)
Allstate Corp. (The)	285,900	7,530,606
Internet Software & Services (1.5%)
eBay, Inc.*	239,700	$7,629,651
Machinery (2.1%)
Astec Industries, Inc.*	73,300	2,437,225
Illinois Tool Works, Inc.	162,600	7,907,238
		10,344,463
Oil, Gas & Consumable Fuels (1.0%)
Chesapeake Energy Corp.	179,600	5,050,352
Pharmaceuticals (1.6%)
Eli Lilly & Co.	211,100	7,844,476
Semiconductors & Semiconductor Equipment (1.5%)
Altera Corp.	198,400	7,523,328
Specialty Retail (0.9%)
Hibbett Sports, Inc.*	106,600	4,390,854
Total Common Stocks—Short Positions		133,350,081
EXCHANGE TRADED FUNDS—SHORT POSITIONS (7.4%)
Equity Funds (7.4%)
Consumer Discretionary Select Sector SPDR Fund	97,700	3,816,162
iShares Russell 1000 Growth Index Fund	122,500	7,142,975
Materials Select Sector SPDR Fund	173,200	5,959,812
Semiconductor HOLDRs Trust	286,000	9,077,640
SPDR S&P Oil & Gas Exploration & Production ETF	115,300	6,208,905
SPDR S&P Retail ETF	98,500	5,177,160
		37,382,654
Total Exchange Traded Funds—Short Positions		37,382,654
Total Securities Sold Short (Proceeds $163,854,170)—33.9%		$170,732,735

*	Non income-producing security.

See accompanying notes to financial statements.

2011 Annual Report

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Class A at NAV net of fees) returned 3.12% for the annual period ended October 31, 2011, versus 2.30% for its benchmark, the MSCI World Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Global Large-Cap Core Funds (consisting of 113 funds) was 0.50% for the period.

Most major global equity markets outside of North America declined during the reporting period amid mixed news releases. However, the broad-market MSCI World Index recorded a modest gain attributable primarily to the positive performance of the U.S. equity market. Investor sentiment was hurt mainly by the widening sovereign debt crisis in the Eurozone; widespread political unrest in the Middle East; natural disasters in Japan; and concerns over the health of the global economy. In the U.S., the political impasse over the nation’s fiscal deficit and the Federal Reserve’s cautious economic outlook also dented confidence. In turn, the Fed pledged to keep interest rates low until mid-2013 and implemented additional quantitative easing measures. Additionally, credit rating downgrades of developed nations, including the U.S., Italy and Japan, heightened global risk aversion. That led global equities to underperform bond markets worldwide amid a flight to safety. However, markets rebounded sharply towards the end of the period. An apparent breakthrough in European leaders’ discussions and quantitative easing measures by the European Central Bank boosted confidence that the debt crisis could be contained, while improving U.S. economic growth and China’s monetary policy easing also lifted markets.

Stock selection in the consumer staples and information technology sectors provided the most positive relative returns for the annual period. The top individual stock contributors included Taiwan Semiconductor Manufacturing (TSMC), U.S. tobacco company Philip Morris International, and Japan’s Daito Trust Construction. TSMC’s share price climbed after the company signed new contracts with U.S. PC chip-maker Intel and the state of New York and consistently posted better-than-expected quarterly results thanks to increased demand for smartphones and tablets. Philip Morris benefited from its stable earnings, cash flows and relatively high dividend yield, as concerns over the health of the global economy roiled markets. Daito Trust’s stock price was boosted by its share repurchase program.

In sector terms, the Fund’s holdings in energy were the main laggards. Regarding stock selection, the main detractors from the relative performance included Italian pipe-maker Tenaris and UK-based lender Standard Chartered. Tenaris was negatively affected by the decline in oil prices and increase in other raw material costs. Similarly, Standard Chartered was hurt by concerns over cost pressures. Not holding Apple also hindered Fund performance, as shares of the U.S.-based PC and peripherals company soared after it reported record sales and profits for the June quarter.

During the annual period, we established new positions in several companies which we believed were trading at relatively attractive valuations. We feel that Swedish industrial company Atlas Copco has a firm business structure and sound management strategy. UK-based HSBC has a strong Asian and emerging markets franchise and robust capital position. Mexican convenience store and beverage company Femsa is benefiting from reliable cash flows. In our view, U.S. soft drinks and snacks manufacturer PepsiCo has established a steady and reliable business. Finally, we initiated a position in enterprise software company Oracle Corp., as we believe it is the dominant player in its field. Conversely, we exited our positions in U.S. PC chip-maker Intel, German sports equipment maker Adidas, and Dutch electronics manufacturer Philips Electronics, as we feel that there are better investment opportunities elsewhere. We also sold the position in German utility group E.On as regulation of the domestic energy market was becoming increasingly opaque, as well as Spanish insurer Mapfre because of our concerns about that country’s financial sector.

The Fund’s largest absolute stock weightings at the end of the annual period were Swiss drug-maker Roche Holding, UK-based wireless telecommunications company Vodafone Group, and Zurich Financial Services. We feel that Roche Holding has one of the highest earnings visibilities within the sector, driven by the synergies from its acquisition of U.S. biotechnology company Genentech, as well as its existing stable of products. In our view, Zurich Financial Services is a conservatively managed insurance company with a strong capital base and a disciplined underwriting pedigree. Vodafone is a UK-based mobile phone operator with a diversified geographical business. We like the company’s robust balance sheet and cash-flow generation, which we believe may be further boosted following subsidiary Verizon Wireless’s dividend payout.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2011

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	3.12%		0.34%		6.65%
	w/SC2	(2.80%	)	(0.84%	)	6.02%
Class C4	w/o SC	2.43%		(0.36%	)	5.92%
	w/SC6	1.43%		(0.36%	)	5.92%
Class R3,7	w/o SC	2.85%		0.10%		6.22%
Institutional Class[5,7]	w/o SC	3.40%		0.48%		6.72%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Returns before the first offering of Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class R shares would have produced, because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
5	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class (which does not currently have assets) shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
6	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7	Not subject to any sales charges.

2011 Annual Report

Aberdeen Global Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of global developed-market equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Common Stocks	90.5%
Preferred Stocks	8.2%
Repurchase Agreement	1.2%
Other assets in excess of liabilities	0.1%
100.0%

Top Industries
Pharmaceuticals	12.0%
Oil, Gas & Consumable Fuels	10.7%
Commercial Banks	9.9%
Insurance	7.7%
Tobacco	7.3%
Semiconductors & Semiconductor Equipment	6.2%
Wireless Telecommunication Services	5.7%
Food Products	4.7%
Real Estate Management & Development	4.3%
Beverages	3.8%
Other	27.7%
100.0%

Top Holdings*
Roche Holding AG	4.4%
Vodafone Group PLC	4.1%
Zurich Financial Services AG	4.0%
Philip Morris International, Inc.	3.8%
QBE Insurance Group Ltd.	3.7%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.6%
British American Tobacco PLC	3.5%
Johnson & Johnson	3.4%
Banco Bradesco SA ADR, Preferred Shares	3.2%
Novartis AG	2.9%
Other	63.4%
100.0%

Top Countries
United States	24.1%
United Kingdom	17.8%
Switzerland	13.8%
Japan	8.2%
Brazil	5.6%
Italy	4.9%
Sweden	4.7%
Australia	3.7%
Taiwan	3.6%
China	3.2%
Other	10.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2011

Statement of Investments

October 31, 2011

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (90.5%)
AUSTRALIA (3.7%)
Insurance (3.7%)
QBE Insurance Group Ltd. (a)	93,900	$1,445,394
CANADA (2.3%)
Road & Rail (2.3%)
Canadian National Railway Co.	11,200	877,347
CHINA (3.2%)
Oil, Gas & Consumable Fuels (1.6%)
PetroChina Co. Ltd., H Shares (a)	488,000	633,518
Wireless Telecommunication Services (1.6%)
China Mobile Ltd. (a)	64,500	613,029
		1,246,547
FRANCE (1.1%)
Electrical Equipment (1.1%)
Schneider Electric SA (a)	7,600	446,270
HONG KONG (1.7%)
Real Estate Management & Development (1.7%)
Swire Pacific Ltd., Class A (a)	56,000	647,826
ITALY (4.9%)
Energy Equipment & Services (2.3%)
Tenaris SA ADR	28,946	920,772
Oil, Gas & Consumable Fuels (2.6%)
Eni SpA (a)	45,600	1,007,938
		1,928,710
JAPAN (8.2%)
Chemicals (1.7%)
Shin-Etsu Chemical Co. Ltd. (a)	12,900	662,476
Machinery (1.3%)
Fanuc Corp. (a)	3,300	533,578
Office Electronics (2.4%)
Canon, Inc. (a)	20,500	930,655
Pharmaceuticals (1.3%)
Takeda Pharmaceutical Co. Ltd. (a)	11,300	509,420
Real Estate Management & Development (1.5%)
Daito Trust Construction Co. Ltd. (a)	6,500	575,903
		3,212,032
MEXICO (1.5%)
Beverages (1.5%)
Fomento Economico Mexicano SAB de CV ADR	8,500	569,925
SINGAPORE (1.1%)
Real Estate Management & Development (1.1%)
City Developments Ltd. (a)	49,000	422,559
SWEDEN (4.7%)
Commercial Banks (2.0%)
Nordea Bank AB (a)	87,200	791,852
Communications Equipment (1.6%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	60,600	$631,666
Machinery (1.1%)
Atlas Copco AB, A Shares (a)	19,000	413,050
		1,836,568
SWITZERLAND (13.8%)
Food Products (2.5%)
Nestle SA (a)	16,800	971,673
Insurance (4.0%)
Zurich Financial Services AG* (a)	6,800	1,567,016
Pharmaceuticals (7.3%)
Novartis AG (a)	20,500	1,154,873
Roche Holding AG (a)	10,400	1,706,321
		2,861,194
		5,399,883
TAIWAN (3.6%)
Semiconductors & Semiconductor Equipment (3.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	111,100	1,402,082
UNITED KINGDOM (17.8%)
Commercial Banks (4.7%)
HSBC Holdings PLC (a)	85,800	748,631
Standard Chartered PLC (a)	47,375	1,105,464
		1,854,095
Metals & Mining (0.8%)
Rio Tinto PLC (a)	5,900	319,184
Multi-Utilities (2.5%)
Centrica PLC (a)	203,500	968,782
Oil, Gas & Consumable Fuels (2.2%)
Royal Dutch Shell PLC, B Shares (a)	23,600	846,724
Tobacco (3.5%)
British American Tobacco PLC (a)	29,600	1,357,169
Wireless Telecommunication Services (4.1%)
Vodafone Group PLC (a)	578,600	1,606,590
		6,952,544
UNITED STATES (22.9%)
Aerospace & Defense (2.1%)
United Technologies Corp.	10,800	842,184
Beverages (2.3%)
PepsiCo, Inc.	14,418	907,613
Energy Equipment & Services (0.9%)
Schlumberger Ltd.	4,600	337,962
Food & Staples Retailing (2.3%)
CVS Caremark Corp.	24,300	882,090

See accompanying notes to financial statements.

2011 Annual Report

Statement of Investments (concluded)

October 31, 2011

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
Food Products (2.2%)
Kraft Foods, Inc., Class A	24,000	$844,320
Health Care Providers & Services (1.7%)
Quest Diagnostics, Inc.	12,000	669,600
Oil, Gas & Consumable Fuels (1.9%)
EOG Resources, Inc.	8,300	742,269
Pharmaceuticals (3.4%)
Johnson & Johnson	20,400	1,313,556
Software (2.3%)
Oracle Corp.	27,100	888,067
Tobacco (3.8%)
Philip Morris International, Inc.	21,400	1,495,218
		8,922,879
Total Common Stocks		35,310,566
PREFERRED STOCKS (8.2%)
BRAZIL (5.6%)
Commercial Banks (3.2%)
Banco Bradesco SA ADR, Preferred Shares	68,000	1,237,600
Oil, Gas & Consumable Fuels (2.4%)
Petroleo Brasileiro SA ADR, Preferred Shares	37,300	943,317
		2,180,917
REPUBLIC OF SOUTH KOREA (2.6%)
Semiconductors & Semiconductor Equipment (2.6%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)(b)	3,600	$1,002,930
Total Preferred Stocks		3,183,847
REPURCHASE AGREEMENT (1.2%)
UNITED STATES (1.2%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $484,000, collateralized by U.S.Treasury Bill, maturing 12/29/11; total market value of $494,992	$484,000	484,000
Total Repurchase Agreement		484,000
Total Investments (Cost $33,539,019) (c)—99.9%		38,978,413

Other assets in excess of liabilities—0.1%		24,713
Net Assets—100.0%		$39,003,126

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2011

Aberdeen Global Financial Services Fund (Unaudited)

The Aberdeen Global Financial Services Fund (Class A shares at NAV net of fees) returned –13.96% for the annual period ended October 31, 2011, versus –9.18% for its benchmark, the MSCI World Financials Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Financial Services Funds (consisting of 34 funds) was –10.23% for the period.

Global financial stocks, as measured by the MSCI World Financials Index, fell during the reporting period, hurt by the widening sovereign debt crises in the U.S. and Eurozone. Credit-rating downgrades for several indebted European nations, the first-ever rating cut for the U.S. government, and frequent setbacks to debt talks dented investor confidence and weighed heavily on share prices, causing financial stocks to underperform the broader global market. Economic growth prospects deteriorated as credit conditions tightened. In turn, policymakers pledged to keep interest rates low and expanded quantitative easing measures. Meanwhile, political unrest in the Middle East and natural disasters in Japan also fueled market jitters worldwide. Towards the end of the period, losses were mitigated by an apparent breakthrough in European debt discussions, though the upbeat mood proved short-lived amid rising fears over the likelihood of a default in Greece.

The main detractors from relative performance were Hong Kong’s Dah Sing Financial, India’s ICICI Bank, and Brazilian exchange operator BM&F Bovespa. Despite posting relatively positive first-half 2011 earnings, Dah Sing Financial’s share price was depressed by ongoing fears that the Chinese government would implement further credit tightening measures to rein in the overheating property sector. In India, ICICI Bank’s results were encouraging, but its share price was hit by corruption scandals in the financial sector that had implicated both government and corporate sector officials. Meanwhile, Bovespa’s share price slumped on the back of weaker second-quarter net profits as well as general risk aversion, which accelerated fund outflows from the Brazilian market.

At the stock level, the top contributors to the Fund’s relative return were our holdings in QBE Insurance and Zurich Financial Services. Both insurers’ share prices proved resilient in the face of the market sell-off, boosted by solid profit growth in the six-month period ended June 2011 despite large catastrophe claims. Australia’s QBE also benefited from its long-term distribution agreement with Bank of America, which added over US$1.3 billion of annualized net earned premiums. Zurich Financial Services, which plans to cut costs by US$500 million over the next three years, further gained from the sale of some of its shares in Chinese company New China Life Insurance. Our lack of exposure to Bank of America aided Fund performance as well. The U.S. bank was weighed down by third-quarter results that showed a shrinking loan book, a struggling mortgage unit due to rising bad housing loans, and falling revenue from its investment banking and trading divisions.

During the period, we sold our positions in Spanish insurer Mapfre, Spanish bank Banco Bilbao Vizcaya Argentaria, and Japanese real estate company Mitsubishi Estate. We initiated a position in UK-based lender HSBC, which we believe has a strong Asian and emerging markets franchise, robust capital position and an attractive valuation.

At the end of the reporting period, the Fund’s largest absolute stock positions were Brazilian lender Banco Bradesco, UK-based bank Standard Chartered and Australian insurer QBE Insurance. Bradesco is a leading Brazilian bank that is benefiting from robust retail lending growth and has, in our view, a good-quality loan portfolio. Although its primary listing is in the UK, Standard Chartered is predominantly active in Asia and emerging markets. It is a defensive holding that has gained market share at the expense of its weaker peers during these troubled times. Finally, QBE is one of Australia’s leading general insurance and reinsurance companies. Its business is diversified geographically across five locations, and we believe it has a long-term track record of generating positive shareholder returns.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in financial services industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

Please read the prospectus for more detailed information regarding these risks.

2011 Annual Report

Aberdeen Global Financial Services Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.		Inception[2]
Class A	w/o SC	(13.96%	)	(7.19%	)	3.14%
	w/SC3	(18.89%	)	(8.29%	)	2.52%
Class C4	w/o SC	(14.45%	)	(7.77%	)	2.44%
	w/SC5	(15.29%	)	(7.77%	)	2.44%
Class R6,7	w/o SC	(13.96%	)	(7.32%	)	2.85%
Institutional Service Class[7,8]	w/o SC	(13.65%	)	6.89%		3.44%
Institutional Class[7,9]	w/o SC	(13.73%	)	(6.89%	)	3.44%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Predecessor Fund commenced operations on December 18, 2001.
3	A 5.75% front-end sales charge was deducted.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
7	Not subject to any sales charges.
8	Institutional Service Class had no shareholders from April 23, 2010 to July 18, 2010. The returns during this period reflect the returns of the Institutional Class. The performance of the Institutional Class is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
9	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

Annual Report 2011

Aberdeen Global Financial Services Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Financial Services Fund, Morgan Stanley Capital International (MSCI) World Financials Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Financials Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Common Stocks	120.4%
Preferred Stocks	10.2%
Liabilities in excess of other assets	(30.6%	)
	100.0%

Top Industries
Commercial Banks	85.1%
Insurance	26.9%
Capital Markets	9.1%
Diversified Financial Services	5.0%
Thrifts & Mortgage Finance	4.5%
Other	(30.6%	)
	100.0%

Top Holdings
Banco Bradesco SA ADR, Preferred Shares	10.2%
Standard Chartered PLC	9.9%
QBE Insurance Group Ltd.	9.2%
Itau Unibanco Holding SA	8.2%
Nordea Bank AB	7.8%
ICICI Bank Ltd. ADR	7.5%
Zurich Financial Services AG	7.4%
Oversea-Chinese Banking Corp. Ltd.	6.4%
Wing Hang Bank Ltd.	6.3%
United Overseas Bank Ltd.	6.2%
Other	20.9%
100.0%

Top Countries
Brazil	23.4%
United States	19.3%
United Kingdom	14.0%
Singapore	12.5%
India	12.0%
Hong Kong	11.5%
Australia	9.2%
Sweden	7.8%
Switzerland	7.4%
Philippines	5.0%
Other	(22.1%	)
	100.0%

2011 Annual Report

Statement of Investments

October 31, 2011

Aberdeen Global Financial Services Fund

	Shares or Principal Amount	Value
COMMON STOCKS (120.4%)
AUSTRALIA (9.2%)
Insurance (9.2%)
QBE Insurance Group Ltd. (a)	87,000	$1,339,183
AUSTRIA (4.4%)
Insurance (4.4%)
Vienna Insurance Group AG (a)	15,300	641,571
BRAZIL (13.2%)
Commercial Banks (8.2%)
Itau Unibanco Holding SA	72,900	1,191,469
Diversified Financial Services (5.0%)
BM&F BOVESPA SA	122,247	729,844
		1,921,313
CANADA (4.0%)
Commercial Banks (4.0%)
Royal Bank of Canada	11,800	575,587
HONG KONG (11.5%)
Commercial Banks (11.5%)
Dah Sing Financial Holdings Ltd. (a)	244,225	756,605
Wing Hang Bank Ltd. (a)	101,500	917,920
		1,674,525
INDIA (12.0%)
Commercial Banks (7.5%)
ICICI Bank Ltd. ADR	29,500	1,096,220
Thrifts & Mortgage Finance (4.5%)
Housing Development Finance Corp. (a)	46,300	650,945
		1,747,165
PHILIPPINES (5.0%)
Commercial Banks (5.0%)
Bank of the Philippine Islands (a)	540,100	729,372
SINGAPORE (12.6%)
Commercial Banks (12.6%)
Oversea-Chinese Banking Corp. Ltd. (a)	138,919	930,057
United Overseas Bank Ltd. (a)	65,600	889,702
		1,819,759
SWEDEN (7.8%)
Commercial Banks (7.8%)
Nordea Bank AB (a)	124,400	1,129,661
SWITZERLAND (7.4%)
Insurance (7.4%)
Zurich Financial Services AG* (a)	4,627	$1,066,262
UNITED KINGDOM (14.0%)
Commercial Banks (14.0%)
HSBC Holdings PLC (a)	68,900	601,174
Standard Chartered PLC (a)	61,400	1,432,727
		2,033,901
UNITED STATES (19.3%)
Capital Markets (9.1%)
Charles Schwab Corp. (The)	45,300	556,284
State Street Corp.	18,900	763,371
		1,319,655
Commercial Banks (4.3%)
Wells Fargo & Co.	24,000	621,840
Insurance (5.9%)
MetLife, Inc.	24,400	857,904
		2,799,399
Total Common Stocks		17,477,698
PREFERRED STOCKS (10.2%)
BRAZIL (10.2%)
Commercial Banks (10.2%)
Banco Bradesco SA ADR, Preferred Shares	81,410	1,481,662
Total Preferred Stocks		1,481,662
Total Investments (Cost $18,574,501) (b)—130.6%		18,959,360

Liabilities in excess of other assets—(30.6)%		(4,440,378)
Net Assets—100.0%		$14,518,982

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2011

Aberdeen Global Natural Resources Fund (Unaudited)

Effective November 1, 2010, the S&P Global Natural Resources Sector Index™ replaced the S&P North American Natural Resources Sector Index™ as the Fund’s benchmark. The global equity investment management team believes that the composition of the S&P Global Natural Resources Sector Index makes it the most meaningful comparison index, given the Fund’s investment strategy and the investment opportunities pursued by the global equity investment management team.

The Aberdeen Global Natural Resources Fund (Class A shares at NAV net of fees) returned –1.45% for the annual period ended October 31, 2011, versus –0.67% for its benchmark, the Standard & Poor’s (S&P) Global Natural Resources Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Natural Resources Funds (consisting of 133 funds) was –1.38% for the period.

Global natural resources equities, as measured by the S&P Global Natural Resources Index, dipped in volatile trading over the reporting period. Early in the period, broadly upbeat economic and earnings news had buoyed investor sentiment, but shares lost ground as global growth prospects dimmed, while Europe’s worsening debt crisis exacerbated market jitters. Oil prices, which had been driven in part by political turbulence in North Africa and the Middle East, tumbled as the outlook for the U.S. economy, the world’s biggest oil consumer, deteriorated. Despite a rebound in October, oil prices, which had risen to above $113 a barrel in April, closed the reporting period at $93. The Organization of the Petroleum Exporting Countries (OPEC) cut its 2011 and 2012 forecasts for oil demand in light of the weakening economic outlook for industrialized nations. The price of gold was equally volatile. Fears over the debasement of paper currencies had propelled gold to a record of $1,900 per troy ounce. However, the price of gold retreated sharply to end at $1,715 as investors sold the precious metal alongside global stocks and other commodities amid heightened risk aversion.

The decline in steel prices also weighed on Italian steel pipe-maker Tenaris, which was the primary individual stock detractor from the Fund’s relative performance over the reporting period. Apart from profits which missed estimates, Tenaris was also hurt by concerns over global growth and profit margin pressure. At the same time, not holding U.S. oil companies Exxon Mobil and Chevron, which rallied in the first half on the back of higher oil prices, hampered Fund performance. Their shares, however, have since declined on the back of the retreating oil price.

At the stock level, our positions in energy giant Royal Dutch Shell and Japan’s Shin-Etsu Chemical added the most to the Fund’s relative return for the annual period. Royal Dutch Shell’s shares were bolstered by solid annual results. The company also announced plans to increase production over the next few years while continuing to restructure its downstream operations. Shin-Etsu Chemical’s share price had fallen in line with the broader Japanese market amid uncertainty following the March natural disasters, but the specialized chemical maker’s shares rebounded as it resumed operations swiftly. Expectations of higher volumes from its PVC business provided further support. In addition, our lack of exposure to steel producer ArcelorMittal, which was weighed down by lower steel prices, contributed positively to performance.

During the annual period, we introduced Brazilian marine services provider Wilson Sons as we feel that it is a sound business and trades at a relatively attractive valuation. We exited our positions in U.S. industrial group United Technologies, German utility E.On, and French electrical specialist Schneider Electric.

The Fund’s largest absolute stock positions at the end of the reporting period were BHP Billiton, Vale and Tenaris. In our opinion, global miner BHP Billiton has a robust balance sheet. Brazilian miner Vale, the world’s lowest-cost iron ore producer, has in recent years made acquisitions to diversify its asset base. We believe that both companies stand to gain from the growing demand for commodities over the long term. Tenaris, a specialist pipe manufacturer for the oil and gas sector, in our view has a healthy balance sheet and has benefited from increased investment in global oil extraction.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in natural resources industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2011 Annual Report

Aberdeen Global Natural Resources Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.	Inception[2]
Class A	w/o SC	(1.45%	)	2.34%	13.72%
	w/SC3	(7.10%	)	1.13%	12.80%
Class C	w/o SC	(2.17%	)	1.65%	12.92%
	w/SC4	(3.14%	)	1.65%	12.92%
Class R5	w/o SC	(1.69%	)	2.13%	13.44%
Institutional Service Class[5]	w/o SC	(1.18%	)	2.66%	14.03%
Institutional Class[5]	w/o SC	(1.17%	)	2.67%	14.05%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Predecessor Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

Annual Report 2011

Aberdeen Global Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Natural Resources Fund, S&P Global Natural Resources Sector Index™, S&P North American Natural Resources Sector Index™ and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P Global Natural Resources Index™ is designed to provide liquid and tradable exposure to 60 of the largest publicly traded companies, listed on the developed market exchanges, in natural resources and commodities businesses across 3 primary sectors: Agriculture, Energy and Metals & Mining. Effective December 7, 2010, the S&P Global Natural Resources Sector Index™ replaced the S&P North American Natural Resources Sector Index™ as the Fund’s benchmark. The Adviser believes that the composition of the S&P Global Natural Resources Index™ makes the most meaningful comparison index given the Fund’s investment strategy.

The S&P North American Natural Resources Sector Index™ is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks, including companies in the categories of extractive industries, energy, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Common Stocks	99.3%
Repurchase Agreement	1.1%
Liabilities in excess of other assets	(0.4%	)
	100.0%

Top Industries
Oil, Gas & Consumable Fuels	32.7%
Metals & Mining	24.2%
Chemicals	19.6%
Energy Equipment & Services	15.8%
Road & Rail	3.1%
Transportation Infrastructure	2.0%
Multi-Utilities	1.9%
Other	0.7%
100.0%
Top Holdings*
BHP Billiton PLC	6.3%
Vale SA ADR	5.9%
Tenaris SA ADR	5.7%
EOG Resources, Inc.	5.1%
Royal Dutch Shell PLC, B Shares	4.7%
Rio Tinto PLC	4.5%
Eni SpA	4.5%
Schlumberger Ltd.	4.4%
Shin-Etsu Chemical Co. Ltd.	4.3%
PetroChina Co. Ltd., H Shares	4.1%
Other	50.5%
100.0%

Top Countries
United States	21.5%
United Kingdom	19.6%
Brazil	11.9%
Canada	10.6%
Italy	10.2%
France	5.8%
Japan	4.3%
China	4.1%
Thailand	3.6%
Germany	3.3%
Other	5.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2011 Annual Report

Statement of Investments

October 31, 2011

Aberdeen Global Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.3%)
BRAZIL (11.9%)
Metals & Mining (5.9%)
Vale SA ADR	139,800	$3,552,318
Oil, Gas & Consumable Fuels (4.0%)
Petroleo Brasileiro SA ADR	89,400	2,414,694
Transportation Infrastructure (2.0%)
Wilson Sons Ltd. BDR	87,000	1,231,383
		7,198,395
CANADA (10.6%)
Metals & Mining (7.5%)
Barrick Gold Corp.	46,300	2,291,850
Goldcorp, Inc.	45,900	2,233,409
		4,525,259
Road & Rail (3.1%)
Canadian National Railway Co.	24,500	1,921,290
		6,446,549
CHILE (2.2%)
Chemicals (2.2%)
Sociedad Quimica y Minera de Chile SA ADR	22,300	1,304,550
CHINA (4.1%)
Oil, Gas & Consumable Fuels (4.1%)
PetroChina Co. Ltd., H Shares (a)	1,916,000	2,487,336
FRANCE (5.8%)
Chemicals (3.4%)
Air Liquide SA (a)	16,000	2,065,876
Oil, Gas & Consumable Fuels (2.4%)
Total SA (a)	27,200	1,419,220
		3,485,096
GERMANY (3.3%)
Chemicals (3.3%)
Linde AG (a)	12,600	1,996,061
ITALY (10.2%)
Energy Equipment & Services (5.7%)
Tenaris SA ADR	109,000	3,467,290
Oil, Gas & Consumable Fuels (4.5%)
Eni SpA (a)	121,900	2,694,465
		6,161,755
JAPAN (4.3%)
Chemicals (4.3%)
Shin-Etsu Chemical Co. Ltd. (a)	51,300	2,634,500
NETHERLANDS (3.3%)
Energy Equipment & Services (3.3%)
Fugro NV, CVA (a)	33,800	1,985,080
THAILAND (3.6%)
Oil, Gas & Consumable Fuels (3.6%)
PTT Exploration & Production PCL, Foreign Shares	416,000	$2,160,447
UNITED KINGDOM (19.6%)
Metals & Mining (10.8%)
BHP Billiton PLC (a)	121,000	3,810,227
Rio Tinto PLC (a)	49,900	2,699,535
		6,509,762
Multi-Utilities (1.9%)
Centrica PLC (a)	247,800	1,179,676
Oil, Gas & Consumable Fuels (6.9%)
BG Group PLC (a)	60,200	1,305,378
Royal Dutch Shell PLC, B Shares (a)	79,600	2,855,901
		4,161,279
		11,850,717
UNITED STATES (20.4%)
Chemicals (6.4%)
Monsanto Co.	20,100	1,462,275
Praxair, Inc.	23,700	2,409,579
		3,871,854
Energy Equipment & Services (6.8%)
Schlumberger Ltd.	36,400	2,674,308
Tidewater, Inc.	28,900	1,422,747
		4,097,055
Oil, Gas & Consumable Fuels (7.2%)
EOG Resources, Inc.	34,900	3,121,107
Hess Corp.	20,200	1,263,712
		4,384,819
		12,353,728
Total Common Stocks		60,064,214
REPURCHASE AGREEMENT (1.1%)
UNITED STATES (1.1%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $680,000 collateralized by U.S. Treasury Bill, maturing 12/29/11; total market value of $694,989	$680,000	680,000
Total Repurchase Agreement		680,000
Total Investments (Cost $56,230,445) (b)—100.4%		60,744,214

Liabilities in excess of other assets—(0.4)%		(246,384)
Net Assets—100.0%		$60,497,830

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
CVA	Dutch Certificate

See accompanying notes to financial statements.

Annual Report 2011

Aberdeen Global Small Cap Fund (Unaudited)

The Aberdeen Global Small Cap Fund (Class A shares at NAV) returned 0.76% for the annual period ended October 31, 2011, versus 3.69% for its benchmark, the MSCI World Small Cap Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Small/Mid-Cap Funds (consisting of 69 funds) was –2.94% for the period.

Global small-cap equities, as measured by the MSCI World Small Cap Index, posted gains during the reporting period. Early in the period, investor sentiment was hurt by the sovereign debt crisis in Europe; the political unrest in the Middle East and North Africa; natural disasters in Japan; and the deteriorating health of the global economy. In the U.S., the political impasse over the nation’s fiscal deficit and the Federal Reserve’s cautious economic outlook also dented confidence. As investors sought the relative safety of bond markets, global small-cap equities experienced a sell-off. However, equity markets rebounded sharply towards the end of the period. After rounds of intense negotiations, European leaders reached an agreement in late October to boost the sovereign bailout fund and restructure Greek debt. Improved economic data from the U.S and signs of China’s monetary policy easing also lifted sentiment.

Among the key stock detractors were Egyptian lender National Societe Generale Bank, healthcare services provider LHC Group, and Brazilian marine services provider Wilson Sons. National Societe Generale continued to fare poorly in the face of depressed market sentiment, despite delivering positive second-quarter results. LHC’s weakness was apparent from its deteriorating net income, disappointing return on equity and feeble growth in earnings per share. Although Wilson Sons enjoyed strong revenue growth, the company’s bottom line was hampered by the negative effects of foreign exchange volatility.

During the annual period, Fund performance was bolstered by our holdings in Japanese cosmetics maker Dr.Ci:Labo, energy services company John Wood Group, and U.S. healthcare products supplier Perrigo. Dr.Ci:Labo recovered quickly from the temporary disruptions caused by the earthquake in Japan and posted strong fourth-quarter 2011 results on the back of improved sales, especially from its mail order business. John Wood’s financials remained strong after the divestment of the well support division to GE. In our view, the company is well-positioned to deliver relatively strong longer-term growth. Perrigo’s formidable position in the over-the-counter pharmaceutical market and growing generics business, combined with its impressive pipeline and production efficiency gains, were the main drivers behind its solid performance for the period.

During the period, we exited our positions in Scottish port operator Forth Ports; Austrian lighting specialist Zumtobel; Japanese machine manufacturer Amada; LHC; UK retailer Halfords; and veterinary hospital operator VCA Antech. We initiated holdings in Thai discount retailer Siam Makro because of its strong balance sheet and cash-flow generation; U.S. bearings manufacturer RBC Bearings, as we feel it is a well-run company which has been improving profit margins and reducing debt; Japanese snack producer, Calbee; Thailand-based Electricity Generating; German-listed flavors and fragrance manufacturer Symrise; and Chilean bottler Embotelladora Andina. We established new positions in UK industrial valve-maker Rotork and steam engineering specialist Spirax-Sarco Engineering as we believe that they have relatively attractive valuations.

At the end of the reporting period, the Fund’s largest absolute stock weightings were Wilson Sons; Dr.Ci:Labo Co.; and Fuchs Petrolub, a German maker of industrial lubricants and related products. In our view, Wilson Sons is a sound business with experienced management, a solid balance sheet and clear expansion strategies. We believe Dr.Ci:Labo has a very strong brand and market share, backed by a robust balance sheet and generally steady cash flows. Fuchs Petrolub provides comprehensive consultancy services and offers customized specialty solutions for different market niches to complement its standard products.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Returns prior to 7/20/09 reflect the performance of the Common Share Class of the predecessor fund, the Credit Suisse Global Small Cap Fund. Please consult the Fund’s prospectus for more detail. Total returns assume the reinvestment of all distributions. Total returns may reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Investing in mutual funds involves risk, including the possible loss of principal. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid or large cap companies.

The Fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2011 Annual Report

Aberdeen Global Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.		10 Yr.
Class A2	w/o SC	0.76%		(0.80%	)	4.21%
	w/SC3	(5.02%	)	(1.97%	)	3.59%
Class C	w/o SC	0.04%		(1.53%	)	3.43%
	w/SC4	(0.96%	)	(1.53%	)	3.43%
Class R5,8	w/o SC	0.53%		(1.04%	)	3.94%
Institutional Service Class[6,8]	w/o SC	0.98%		(0.70%	)	4.26%
Institutional Class[7,8]	w/o SC	1.03%		(0.72%	)	4.25%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Credit Suisse Global Small Cap Fund, Inc. (the “Global Small Predecessor Fund”). The Fund has adopted the performance of the Global Small Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Global Small Predecessor Fund. The Fund and the Global Small Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A returns for periods prior to July 20, 2009, are based on the performance of Common Class shares of the Global Small Predecessor Fund, which were exchanged for Class A shares of the Fund in the reorganization. Class A and Class B shares of the Global Predecessor Fund were also exchanged for Class A shares of the Fund in the reorganization.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.
5	Returns for Class R shares are based on the performance of Adviser Class shares of the Global Small Predecessor Fund, which were exchanged for Class R shares of the Fund in the reorganization. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
6	Returns before the first offering of Institutional Service Class shares (September 16, 2009) are based on the previous performance of Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Service Class shares, but have not been adjusted to reflect the difference in expenses.
7	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Class A shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Class shares, but have not been adjusted to reflect its lower expenses.
8	Not subject to any sales charges.

Annual Report 2011

Aberdeen Global Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Small Cap Fund, Morgan Stanley Capital International (MSCI) World Small Cap Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Small Cap Index is an unmanaged broad-based index comprised of small cap companies from 23 developed markets.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Common Stocks	95.2%
Preferred Stocks	2.2%
Repurchase Agreement	1.9%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries
Pharmaceuticals	10.1%
Chemicals	8.7%
Machinery	6.8%
Energy Equipment & Services	6.6%
Transportation Infrastructure	6.2%
Food Products	5.8%
Health Care Providers & Services	4.6%
Commercial Banks	3.8%
Electronic Equipment, Instruments & Components	3.7%
Hotels, Restaurants & Leisure	3.6%
Other	40.1%
100.0%

Top Holdings*
Wilson Sons Ltd. BDR	4.0%
Dr. Ci:Labo Co. Ltd.	3.5%
Fuchs Petrolub AG	2.9%
Aventis Pharma Ltd.	2.9%
Asia Satellite Telecommunications Holdings Ltd.	2.9%
Tidewater, Inc.	2.7%
Barry Callebaut AG	2.6%
Lojas Renner SA	2.6%
Wincor Nixdorf AG	2.5%
ASM Pacific Technology Ltd.	2.5%
Other	70.9%
100.0%

Top Countries
United Kingdom	15.5%
United States	13.4%
Brazil	11.0%
Japan	9.6%
Germany	7.5%
India	7.2%
Hong Kong	7.2%
Singapore	5.1%
Thailand	3.9%
South Africa	3.2%
Other	16.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2011 Annual Report

Statement of Investments

October 31, 2011

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.2%)
BRAZIL (11.0%)
Health Care Providers & Services (2.5%)
OdontoPrev SA	85,600	$1,347,184
Multiline Retail (2.6%)
Lojas Renner SA	46,800	1,419,115
Real Estate Management & Development (1.9%)
Multiplan Empreendimentos Imobiliarios SA	50,300	1,017,221
Transportation Infrastructure (4.0%)
Wilson Sons Ltd. BDR	154,999	2,193,829
		5,977,349
EGYPT (1.7%)
Commercial Banks (1.7%)
National Societe Generale Bank (a)	210,200	929,099
GERMANY (7.5%)
Chemicals (5.0%)
Fuchs Petrolub AG (a)	33,900	1,600,375
Symrise AG (a)	43,700	1,131,172
		2,731,547
Computers & Peripherals (2.5%)
Wincor Nixdorf AG (a)	24,500	1,371,953
		4,103,500
HONG KONG (7.2%)
Diversified Telecommunication Services (2.9%)
Asia Satellite Telecommunications Holdings Ltd. (a)	841,000	1,565,904
Hotels, Restaurants & Leisure (1.8%)
Cafe De Coral Holdings Ltd. (a)	436,000	987,247
Semiconductors & Semiconductor Equipment (2.5%)
ASM Pacific Technology Ltd. (a)	123,100	1,350,964
		3,904,115
HUNGARY (1.5%)
Pharmaceuticals (1.5%)
Richter Gedeon Nyrt. (a)	5,000	803,199
INDIA (7.2%)
Chemicals (2.0%)
Castrol (India) Ltd. (a)	109,400	1,104,695
Pharmaceuticals (5.2%)
Aventis Pharma Ltd. (a)	32,800	1,572,915
GlaxoSmithKline Pharmaceuticals Ltd. (a)	30,000	1,265,108
		2,838,023
		3,942,718
ITALY (1.2%)
Multi-Utilities (1.2%)
Hera SpA (a)	400,100	654,196
JAPAN (9.6%)
Food Products (3.2%)
Calbee, Inc. (a)	19,100	$870,705
HOKUTO Corp. (a)	42,200	871,613
		1,742,318
Health Care Equipment & Supplies (1.5%)
Sysmex Corp. (a)	24,600	808,603
Machinery (1.4%)
Nabtesco Corp. (a)	35,600	779,697
Personal Products (3.5%)
Dr. Ci:Labo Co. Ltd. (a)	350	1,883,128
		5,213,746
MEXICO (2.2%)
Transportation Infrastructure (2.2%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	208,300	1,198,503
NETHERLANDS (2.2%)
Energy Equipment & Services (2.2%)
Fugro NV, CVA (a)	20,700	1,215,715
PHILIPPINES (2.1%)
Commercial Banks (2.1%)
Bank of the Philippine Islands (a)	841,673	1,136,627
SINGAPORE (5.1%)
Electronic Equipment, Instruments & Components (1.6%)
Venture Corp. Ltd. (a)	159,000	848,013
Health Care Providers & Services (2.1%)
Raffles Medical Group Ltd. (a)	656,000	1,166,761
Real Estate Management & Development (1.4%)
Wheelock Properties (Singapore) Ltd. (a)	590,000	751,053
		2,765,827
SOUTH AFRICA (3.2%)
Food & Staples Retailing (1.5%)
Massmart Holdings Ltd. (a)	39,690	790,239
Specialty Retail (1.7%)
Truworths International Ltd. (a)	94,100	946,941
		1,737,180
SWITZERLAND (2.6%)
Food Products (2.6%)
Barry Callebaut AG* (a)	1,500	1,422,167
THAILAND (3.9%)
Food & Staples Retailing (2.0%)
Siam Makro PCL, Foreign Shares	157,600	1,058,843
Independent Power Producers & Energy Traders (1.9%)
Electricity Generating PCL, Foreign Shares	380,500	1,039,415
		2,098,258

See accompanying notes to financial statements.

Annual Report 2011

Statement of Investments (concluded)

October 31, 2011

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
UNITED KINGDOM (15.5%)
Aerospace & Defense (1.6%)
Chemring Group PLC (a)	108,300	$886,137
Capital Markets (1.5%)
Close Brothers Group PLC (a)	69,800	793,254
Chemicals (1.6%)
Victrex PLC (a)	43,800	890,921
Energy Equipment & Services (1.7%)
John Wood Group PLC (a)	91,311	904,053
Hotels, Restaurants & Leisure (1.8%)
Millennium & Copthorne Hotels PLC (a)	139,900	1,000,236
Household Products (1.5%)
PZ Cussons PLC (a)	140,800	831,478
Machinery (4.1%)
Rotork PLC (a)	21,800	587,998
Spirax-Sarco Engineering PLC (a)	19,900	611,311
Weir Group PLC (The) (a)	34,300	1,050,842
		2,250,151
Pharmaceuticals (1.7%)
Dechra Pharmaceuticals PLC	113,800	896,597
		8,452,827
UNITED STATES (11.5%)
Containers & Packaging (2.3%)
Silgan Holdings, Inc.	34,000	1,276,360
Electric Utilities (1.4%)
ITC Holdings Corp.	10,500	763,140
Electronic Equipment, Instruments & Components (2.1%)
Rofin-Sinar Technologies, Inc.*	43,600	1,133,600
Energy Equipment & Services (2.7%)
Tidewater, Inc.	29,900	1,471,977
Machinery (1.2%)
RBC Bearings, Inc.*	16,400	$664,200
Pharmaceuticals (1.8%)
Perrigo Co.	10,700	965,996
		6,275,273
Total Common Stocks		51,830,299
PREFERRED STOCKS (2.2%)
CHILE (2.2%)
Beverages (2.2%)
Embotelladora Andina SA, Preferred Shares	253,700	1,207,528
Total Preferred Stocks		1,207,528
REPURCHASE AGREEMENT (1.9%)
UNITED STATES (1.9%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $1,020,000, collateralized by U.S. Treasury Note, maturing 05/31/16; total market value of $1,044,386	$1,020,000	1,020,000
Total Repurchase Agreement		1,020,000
Total Investments (Cost $43,712,176) (b)—99.3%		54,057,827

Other assets in excess of liabilities—0.7%		407,624
Net Assets—100.0%		$54,465,451

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BDR	Brazilian Depositary Receipt
CVA	Dutch Certificate

See accompanying notes to financial statements.

2011 Annual Report

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Class A shares at NAV net of fees) returned 1.96% for the annual period ended October 31, 2011, versus –4.25% for its benchmark, MSCI All Country World ex. U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 343 funds) was –5.53% for the period.

Most major global equity markets outside of North America declined during the reporting period amid mixed news releases. Investor sentiment was hurt mainly by the widening sovereign debt crisis in the Eurozone, widespread political unrest in the Middle East, natural disasters in Japan, and concerns over the health of the global economy. The political impasse over the U.S. fiscal deficit and the Federal Reserve’s cautious economic outlook also dented confidence. In turn, the Fed pledged to keep interest rates low until mid-2013 and implemented additional quantitative easing measures. Additionally, credit rating downgrades of developed nations, including the U.S., Italy and Japan, heightened global risk aversion. That led global equities to underperform bond markets worldwide amid a flight to safety. However, markets rebounded sharply towards the end of the period when an apparent breakthrough in European lenders’ discussions and quantitative easing measures provided some short-term relief.

Stock selection in the financials and information technology sectors provided the most positive relative returns for the annual period. The top individual stock contributors included British American Tobacco, Taiwan Semiconductor Manufacturing (TSMC) and Swiss drug-maker Roche Holding. British American Tobacco posted relatively strong revenue growth, helped by its acquisition of Indonesian tobacco company PT Bentoel Investama and favorable exchange-rate movements. TSMC’s share price climbed after it signed new contracts with U.S. PC chip-maker Intel and the State of New York and consistently posted better-than-expected quarterly results thanks to increased demand for smartphones and tablets. Roche Holding raised its full-year profit forecast and acquired German healthcare supplies company MTM Laboratories, which we feel should enhance its cervical cancer diagnostic testing services. Roche also benefited from the weakening of the Swiss franc towards the end of the period, which boosted the value of its exports.

In sector terms, our holdings in the energy sector were the main laggards. Regarding stock selection, the main detractors from relative performance included German retailer Metro, Dutch electronics company Philips Electronics, and Italian pipe-maker Tenaris. Metro’s second-quarter profits declined after its Media-Saturn consumer electronics unit posted its first loss in 20 years; Philips Electronics also posted weaker second-quarter earnings. We subsequently exited our positions in both stocks. Finally, Tenaris was negatively affected by the decline in the oil price and increase in other raw material costs.

During the period, we initiated holdings in several companies which we believed were trading at attractive valuations. We feel that Swedish industrial company Atlas Copco has a firm business structure and sound management strategy. In our view, Swiss elevator manufacturer Schindler benefits from a strong industry position and good long-term prospects. We like French utility group GDF Suez and Canadian telco Telus Corp. for their solid cash flows; UK-based HSBC in our view has a strong Asian and emerging markets franchise and robust capital position. Mexican convenience store and beverage company Femsa in our view is benefiting from reliable cash flows. Conversely, we exited our holding in German sports equipment-maker Adidas as we feel that there are better investment opportunities elsewhere. We also sold the position in German utility group E.On as regulation of the domestic energy market was becoming increasingly opaque.

The Fund’s largest absolute stock positions at the end of the reporting period were British American Tobacco, Roche Holding, and UK-based wireless telecommunications company Vodafone Group. British American Tobacco has exposure to the higher-growth emerging markets. The global tobacco company, in our view, has robust cash flows and an extensive cost-cutting program. Roche Holding has one of the highest earnings visibilities within the sector, driven by the synergies from its acquisition of U.S. biotechnology company Genentech, as well as its existing stable of products. Vodafone is a UK-based mobile phone operator with a diversified geographical business. We like the company’s robust balance sheet and cash-flow generation, which we believe should be further boosted following subsidiary Verizon Wireless’s dividend payout.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us. Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2011

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	1.96%		2.09%	9.25%
	w/SC2	(3.87%	)	0.90%	8.60%
Class C4	w/o SC	1.29%		1.38%	8.48%
	w/SC5	0.29%		1.38%	8.48%
Class R3,7	w/o SC	1.87%		1.88%	8.89%
Institutional Service Class[7]	w/o SC	2.19%		2.35%	9.53%
Institutional Class[6,7]	w/o SC	2.32%		2.40%	9.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
7	Not subject to any sales charges.

2011 Annual Report

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) World ex-U.S. Index and the Consumer Price Index (CPI) over a 10-year period ending October 31, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World ex-U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2011

Asset Allocation
Common Stocks	88.7%
Preferred Stocks	9.2%
Repurchase Agreement	3.0%
Liabilities in excess of other assets	(0.9%	)
	100.0%

Top Industries
Commercial Banks	11.7%
Pharmaceuticals	10.3%
Oil, Gas & Consumable Fuels	9.7%
Insurance	9.2%
Semiconductors & Semiconductor Equipment	7.9%
Wireless Telecommunication Services	6.8%
Real Estate Management & Development	4.9%
Tobacco	4.7%
Machinery	4.7%
Multi-Utilities	3.5%
Other	26.6%
100.0%

Top Holdings*
British American Tobacco PLC	4.7%
Roche Holding AG	4.5%
Vodafone Group PLC	4.5%
QBE Insurance Group Ltd.	4.3%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.1%
Zurich Financial Services AG	3.9%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	3.8%
Novartis AG	3.7%
Nestle SA	3.2%
Eni SpA	3.1%
Other	60.2%
100.0%

Top Countries
United Kingdom	21.9%
Switzerland	16.3%
Japan	9.4%
Singapore	5.9%
Brazil	5.4%
Italy	5.4%
Sweden	4.8%
France	4.4%
China	4.3%
Australia	4.3%
Other	17.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2011

Statement of Investments

October 31, 2011

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (88.7%)
AUSTRALIA (4.3%)
Insurance (4.3%)
QBE Insurance Group Ltd. (a)	1,197,600	$18,434,550
CANADA (3.3%)
Diversified Telecommunication Services (1.1%)
Telus Corp.	85,200	4,584,175
Road & Rail (2.2%)
Canadian National Railway Co.	122,500	9,595,987
		14,180,162
CHINA (4.3%)
Oil, Gas & Consumable Fuels (2.0%)
PetroChina Co. Ltd., H Shares (a)	6,602,000	8,570,665
Wireless Telecommunication Services (2.3%)
China Mobile Ltd. (a)	1,047,558	9,956,343
		18,527,008
FRANCE (4.4%)
Electrical Equipment (1.1%)
Schneider Electric SA (a)	84,800	4,979,428
Food & Staples Retailing (2.3%)
Casino Guichard-Perrachon SA (a)	104,700	9,803,846
Multi-Utilities (1.0%)
GDF Suez (a)	146,800	4,135,754
		18,919,028
HONG KONG (1.7%)
Real Estate Management & Development (1.7%)
Swire Pacific Ltd., Class A (a)	630,500	7,293,825
ITALY (5.4%)
Energy Equipment & Services (2.3%)
Tenaris SA ADR	310,532	9,878,023
Oil, Gas & Consumable Fuels (3.1%)
Eni SpA (a)	609,900	13,481,169
		23,359,192
JAPAN (9.4%)
Chemicals (2.1%)
Shin-Etsu Chemical Co. Ltd. (a)	175,268	9,000,848
Machinery (1.4%)
Fanuc Corp. (a)	36,500	5,901,691
Office Electronics (2.3%)
Canon, Inc. (a)	223,700	10,155,489
Pharmaceuticals (2.1%)
Takeda Pharmaceutical Co. Ltd. (a)	205,304	9,255,389
Real Estate Management & Development (1.5%)
Daito Trust Construction Co. Ltd. (a)	72,000	6,379,237
		40,692,654
MEXICO (1.9%)
Beverages (1.9%)
Fomento Economico Mexicano SAB de CV ADR	123,200	$8,260,560
SINGAPORE (5.9%)
Commercial Banks (1.9%)
Oversea-Chinese Banking Corp. Ltd. (a)	1,234,509	8,264,986
Diversified Telecommunication Services (2.3%)
Singapore Telecommunications Ltd. (a)	3,824,000	9,807,685
Real Estate Management & Development (1.7%)
City Developments Ltd. (a)	837,000	7,217,992
		25,290,663
SPAIN (1.0%)
Insurance (1.0%)
Mapfre SA (a)	1,147,100	4,191,454
SWEDEN (4.8%)
Commercial Banks (2.1%)
Nordea Bank AB (a)	973,600	8,841,137
Communications Equipment (1.6%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	678,300	7,070,276
Machinery (1.1%)
Atlas Copco AB, A Shares (a)	210,300	4,571,813
		20,483,226
SWITZERLAND (16.3%)
Food Products (3.2%)
Nestle SA (a)	238,500	13,794,282
Insurance (3.9%)
Zurich Financial Services AG* (a)	73,900	17,029,776
Machinery (1.0%)
Schindler Holding AG (a)	37,400	4,379,717
Pharmaceuticals (8.2%)
Novartis AG (a)	278,200	15,672,472
Roche Holding AG (a)	119,000	19,524,249
		35,196,721
		70,400,496
TAIWAN (4.1%)
Semiconductors & Semiconductor Equipment (4.1%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,411,400	17,811,868
UNITED KINGDOM (21.9%)
Commercial Banks (4.7%)
HSBC Holdings PLC (a)	952,900	8,314,346
Standard Chartered PLC (a)	520,900	12,154,849
		20,469,195
Machinery (1.2%)
Weir Group PLC (The) (a)	168,000	5,146,980

See accompanying notes to financial statements.

2011 Annual Report

Statement of Investments (concluded)

October 31, 2011

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
Metals & Mining (2.1%)
BHP Billiton PLC (a)	118,500	$3,731,503
Rio Tinto PLC (a)	95,900	5,188,086
		8,919,589
Multi-Utilities (2.5%)
Centrica PLC (a)	2,244,000	10,682,782
Oil, Gas & Consumable Fuels (2.2%)
Royal Dutch Shell PLC, B Shares (a)	271,300	9,733,743
Tobacco (4.7%)
British American Tobacco PLC (a)	441,300	20,233,743
Wireless Telecommunication Services (4.5%)
Vodafone Group PLC (a)	6,991,500	19,413,194
		94,599,226
Total Common Stocks		382,443,912
PREFERRED STOCKS (9.2%)
BRAZIL (5.4%)
Commercial Banks (3.0%)
Banco Bradesco SA ADR, Preferred Shares	721,200	13,125,840
Oil, Gas & Consumable Fuels (2.4%)
Petroleo Brasileiro SA ADR, Preferred Shares	412,300	10,427,067
		23,552,907
REPUBLIC OF SOUTH KOREA (3.8%)
Semiconductors & Semiconductor Equipment (3.8%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)(b)	58,500	16,301,243
		16,301,243
Total Preferred Stocks		39,854,150
REPURCHASE AGREEMENT (3.0%)
UNITED STATES (3.0%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $12,849,004 collateralized by U.S. Treasury Note, maturing 05/31/16; total market value of $13,107,044	$12,849,000	$12,849,000
Total Repurchase Agreement		12,849,000
Total Investments (Cost $371,504,071) (c)—100.9%		435,147,062

Liabilities in excess of other assets—(0.9)%		(3,711,042)
Net Assets—100.0%		$431,436,020

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2011

Aberdeen Small Cap Fund (Unaudited)

The Aberdeen Small Cap Fund (Class A shares at NAV net of fees) returned 3.65% for the annual period ended October 31, 2011, versus 6.71% for its benchmark, the Russell 2000 Index. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 708 funds) was 7.31% for the period.

Despite experiencing significant volatility, the North American equity markets recorded mid-single-digit total returns during the reporting period while most major equity indices around the globe registered smaller gains or negative returns. Shares of small-cap companies, as measured by the Russell 2000 Index, modestly underperformed the large-cap, broader-market S&P 500 Index for the period. Key events that affected markets and investor sentiment included continued political struggles to deal with the widening sovereign debt crisis in the Eurozone; “Arab Spring” anti-government uprisings in the Middle East; large natural disasters in Asia; prolonged political wrangling in the U.S. over efforts to address the widening fiscal deficit and an unprecedented credit rating downgrade of the U.S. government. Major North American equity market indices posted double-digit gains in October which more than offset a sharp sell-off during the previous two months induced by investor fears of contagion from a potential Eurozone sovereign default. The sharp gains were achieved amid increasing optimism regarding Eurozone debt crisis resolution, as well as the release of improving domestic economic data. However, the U.S. economic recovery has been sluggish by historical comparison. The unemployment rate declined by less than 1% during the past 12 months and remained virtually static around 9% through the second half of the reporting period. The Federal Reserve implemented additional quantitative easing measures over the last 12 months to support economic expansion. Its most recent announcement included its intention to extend the duration of U.S. Treasury holdings and purchase more agency mortgages via “Operation Twist.” This move has had the effect of lowering interest rates that we feel can reduce the cost of borrowing to support corporate lending and the housing market.

Fund performance was hampered by stock selection in the healthcare and consumer discretionary sectors. The primary detractors among individual holdings were gaming machine maker WMS Industries, railcar manufacturer FreightCar America, and Tellabs, a provider of communications equipment and services. WMS experienced industry and competitive headwinds during the reporting period. The company’s high-margin gaming operations segment revenue declined and improved offerings from competitors pressured console sales, both of which contributed to weaker-than-expected results. We have since exited our position in the company. FreightCar America reported operating losses through the review period. While its backlog of orders increased significantly and product deliveries continued to accelerate, the company faced pricing pressure due to industry overcapacity and a highly concentrated customer base. We closed our position in the company given our reservations over its long-term business outlook. We believe that Tellabs’ share price decline during the annual period was attributable to AT&T shifting some business to a competitor. We currently maintain a smaller position in Tellabs as we feel that, while the company has relatively supportive valuation with a sizeable cash position, its commitment to invest in new innovations and products which can address future telecommunications needs has some associated risks.

Security selection in the industrials, energy and consumer staples sectors provided the most positive relative returns for the period. The top contributors among individual positions included specialty retailer Tractor Supply Co., Wabtec Corp., a provider of braking equipment and maintenance services to the rail and transit industry, and industrial equipment manufacturer Dynamic Materials Corp. Tractor Supply Co. continued to expand its footprint while benefiting from the IT spending completed over the past few years. The company saw higher sales in all geographical areas and major product categories, as well as an improved profit margin. We subsequently closed our position in Tractor Supply late in the annual period following a period of strong performance and after its market capitalization grew to exceed the Fund’s internal small-cap investing parameters. Wabtec’s shares rose significantly through the reporting period as the company benefited from increased investment at customers in both transit and freight. In addition to improved business margins, Wabtec’s performance was bolstered by its ability to acquire good “bolt-on” businesses (which a company can use to expand easily without any major changes to its operations). The company also began to realize the potential benefits of government-mandated train-control technology. Finally, Dynamic Materials’ oilfield products segment is benefiting from an increased global rig count. Furthermore, the stabilization in the global economy resulted in a pick-up in orders for its explosion-welded materials segment, which also sells to the oil and gas, chemicals, alternative energy and aluminum production industries.

During the annual period, we established several new positions, including branded apparel manufacturer Warnaco Group, energy production services provider Tetra Technologies, and RBC Bearings, a maker of bearings for the aerospace and industrial end markets, among others. Additions to existing positions included disposable food and beverage container maker Silgan Holdings and private label food manufacturer TreeHouse Foods. As noted previously, we exited our positions in WMS Industries, Tractor Supply Co., and FreightCar America. We sold our holding in engineered components manufacturer Kennametal as we felt that the stock had reached its full valuation on prospects of improved performance. We also closed our position in freight railroad operator Kansas City Southern after its market capitalization rose significantly following a period of strong share price performance. The Fund’s most notable sector-level changes during the reporting period were the reduction in our holdings and the overall weighting in the industrials sector and an increase in the information technology and materials sector exposure.

At the end of the reporting period, the Fund’s largest absolute stock positions included laser manufacturer Rofin-Sinar Technologies, roofing materials distributor Beacon Roofing Supply, and paint and coatings maker Valspar Corp. Rofin-Sinar recently experienced record-high orders and sales driven by rising demand for its products in Asia. This resulted in a significant increase in the company’s order backlog. Strength in Beacon Roofing Supply’s non-residential and

2011 Annual Report

Aberdeen Small Cap Fund (Unaudited) (concluded)

complementary products segments has offset ongoing weakness in its residential business. Over the past decade, Valspar has achieved significant growth both organically and through acquisitions. The company’s business also has been enhanced by its 35-year relationship with Lowe’s Companies as its distributor of paints and coatings to consumers through Lowe’s home improvement retail stores. More recently, Valspar benefited from strong sales in both of its business segments and has maintained its ability to raise selling prices despite higher materials costs.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid- or large-cap companies.

The fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2011

Aberdeen Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	3.65%		(2.39%	)	8.36%
	w/SC2	(2.29%	)	(3.54%	)	7.72%
Class C4	w/o SC	2.94%		(3.06%	)	7.65%
	w/SC5	1.94%		(3.06%	)	7.65%
Class R3,7	w/o SC	3.45%		(2.60%	)	8.07%
Institutional Service Class[7]	w/o SC	4.00%		(2.07%	)	8.67%
Institutional Class[6,7]	w/o SC	4.01%		(2.11%	)	8.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns prior to June 23, 2008 incorporate the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R have been adjusted to eliminate sales charges that do not apply, but have not been adjusted to reflect lower class-level expenses, if any.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.
5	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
7	Not subject to any sales charges.

2011 Annual Report

Aberdeen Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Small Cap Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Common Stocks	100.0%
Repurchase Agreement	1.3%
Liabilities in excess of other assets	(1.3%	)
	100.0%

Top Industries
Software	8.2%
Machinery	8.1%
Commercial Banks	7.3%
Metals & Mining	6.6%
Specialty Retail	5.4%
Electronic Equipment, Instruments & Components	4.7%
Textiles, Apparel & Luxury Goods	4.1%
Insurance	4.0%
Real Estate Investment Trusts (REIT)	3.6%
Semiconductors & Semiconductor Equipment	3.6%
Other	44.4%
100.0%

Top Holdings*
Rofin-Sinar Technologies, Inc.	2.4%
Beacon Roofing Supply, Inc.	2.4%
Valspar Corp.	2.3%
Littelfuse, Inc.	2.3%
Warnaco Group, Inc. (The)	2.3%
Wabtec Corp.	2.3%
Concur Technologies, Inc.	2.2%
Advent Software, Inc.	2.2%
Silgan Holdings, Inc.	2.1%
Canadian Western Bank	2.1%
Other	77.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2011

Statement of Investments

October 31, 2011

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (100.0%)
Aerospace & Defense (1.7%)
BE Aerospace, Inc.*	81,969	$3,092,690
Auto Components (1.9%)
Drew Industries, Inc.	143,955	3,459,239
Building Products (1.9%)
Gibraltar Industries, Inc.*	311,984	3,481,741
Chemicals (2.3%)
Valspar Corp.	119,230	4,157,550
Commercial Banks (7.3%)
Bank of the Ozarks, Inc.	130,860	3,254,488
Canadian Western Bank	134,200	3,837,171
CapitalSource, Inc.	330,259	2,100,448
Univest Corp. of Pennsylvania	88,020	1,338,784
Wintrust Financial Corp.	92,574	2,673,537
		13,204,428
Commercial Services & Supplies (1.6%)
Clean Harbors, Inc.*	48,214	2,809,430
Communications Equipment (2.3%)
Finisar Corp.*	100,140	2,051,869
Tellabs, Inc.	492,053	2,130,589
		4,182,458
Containers & Packaging (2.1%)
Silgan Holdings, Inc.	103,482	3,884,714
Electric Utilities (1.5%)
ITC Holdings Corp.	37,660	2,737,129
Electronic Equipment, Instruments & Components (4.7%)
Littelfuse, Inc.	84,474	4,135,847
Rofin-Sinar Technologies, Inc.*	171,198	4,451,148
		8,586,995
Energy Equipment & Services (3.3%)
TETRA Technologies, Inc.*	396,000	3,762,000
Tidewater, Inc.	43,260	2,129,690
		5,891,690
Food Products (2.9%)
Smithfield Foods, Inc.*	77,760	1,777,594
TreeHouse Foods, Inc.*	55,800	3,422,772
		5,200,366
Health Care Equipment & Supplies (3.2%)
Hill-Rom Holdings, Inc.	70,000	2,356,900
Teleflex, Inc.	55,820	3,341,385
		5,698,285
Health Care Providers & Services (2.3%)
IPC The Hospitalist Co., Inc.*	56,640	2,374,915
LHC Group, Inc.*	115,255	1,808,351
		4,183,266
Hotels, Restaurants & Leisure (3.5%)
Panera Bread Co., Class A*	23,800	$3,181,822
Penn National Gaming, Inc.*	87,174	3,138,264
		6,320,086
Household Durables (1.5%)
Ethan Allen Interiors, Inc.	139,800	2,768,040
Information Technology Services (3.0%)
Heartland Payment Systems, Inc.	114,100	2,482,816
Syntel, Inc.	59,000	2,885,100
		5,367,916
Insurance (4.0%)
AMERISAFE, Inc.*	175,560	3,783,318
Aspen Insurance Holdings Ltd.	132,700	3,515,223
		7,298,541
Machinery (8.1%)
Actuant Corp.	99,100	2,229,750
Dynamic Materials Corp.	153,611	3,333,359
Harsco Corp.	83,238	1,918,636
RBC Bearings, Inc.*	77,742	3,148,551
Wabtec Corp.	60,870	4,089,246
		14,719,542
Metals & Mining (6.6%)
Compass Minerals International, Inc.	46,800	3,560,076
Kaiser Aluminum Corp.	53,100	2,467,026
Materion Corp.*	100,600	2,659,864
Worthington Industries, Inc.	185,600	3,207,168
		11,894,134
Oil, Gas & Consumable Fuels (3.0%)
Approach Resources, Inc.*	97,300	2,375,093
Berry Petroleum Co., Class A	89,570	3,094,643
		5,469,736
Pharmaceuticals (1.1%)
Viropharma, Inc.*	101,890	2,062,254
Real Estate Investment Trusts (REIT) (3.6%)
DuPont Fabros Technology, Inc.	83,300	1,731,807
Healthcare Realty Trust, Inc.	135,008	2,550,301
Sabra Healthcare REIT, Inc.	219,104	2,250,198
		6,532,306
Real Estate Management & Development (1.1%)
Jones Lang LaSalle, Inc.	30,710	1,984,480
Semiconductors & Semiconductor Equipment (3.6%)
Silicon Laboratories, Inc.*	81,400	3,479,850
Teradyne, Inc.*	206,800	2,961,376
		6,441,226

See accompanying notes to financial statements.

2011 Annual Report

Statement of Investments (concluded)

October 31, 2011

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
Software (8.2%)
Advent Software, Inc.*	143,294	$3,926,255
Concur Technologies, Inc.*	86,608	4,029,004
MICROS Systems, Inc.*	76,067	3,744,018
Solera Holdings, Inc.	58,660	3,204,596
		14,903,873
Specialty Retail (5.4%)
Ascena Retail Group, Inc.*	104,300	3,014,270
Monro Muffler Brake, Inc.	88,200	3,271,338
Zumiez, Inc.*	154,689	3,519,175
		9,804,783
Textiles, Apparel & Luxury Goods (4.1%)
G-III Apparel Group Ltd.*	116,700	3,289,773
Warnaco Group, Inc. (The)*	84,200	4,134,220
		7,423,993
Trading Companies & Distributors (2.4%)
Beacon Roofing Supply, Inc.*	234,030	4,313,173
Wireless Telecommunication Services (1.8%)
Shenandoah Telecommunications Co.	238,830	3,238,535
Total Common Stocks		181,112,599
REPURCHASE AGREEMENT (1.3%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $2,349,001, collateralized by U.S. Treasury Note, maturing 5/31/16; total market value of $2,396,866	$2,349,000	$2,349,000
Total Repurchase Agreement		2,349,000
Total Investments (Cost $172,172,852) (a)—101.3%		183,461,599

Liabilities in excess of other assets—(1.3)%		(2,347,057)
Net Assets—100.0%		$181,114,542

*	Non income-producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Annual Report 2011

Aberdeen U.S. Equity Fund (Unaudited)

The Aberdeen U.S. Equity Fund, formerly Aberdeen U.S. Equity I Fund, (Class A shares at NAV net of fees) returned 4.63% for the annual period ended October 31, 2011, versus 8.09% for its benchmark, the Standard & Poor’s (S&P) 500® Index. For broader comparison, average return for the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 1,088 funds) was 5.39% for the period.

Despite experiencing significant volatility, the North American equity markets recorded mid-single-digit total returns during the reporting period while most major equity indices around the globe registered smaller gains or negative returns. Key events that affected markets and investor sentiment included continued political struggles to deal with the widening sovereign debt crisis in the Eurozone; “Arab Spring” anti-government uprisings in the Middle East; large natural disasters in Asia; prolonged political wrangling in the U.S. over efforts to address the widening fiscal deficit and an unprecedented credit rating downgrade of the U.S. government. Major North American equity market indices posted double-digit gains in October which more than offset a sharp sell-off during the previous two months induced by investor fears of contagion from a potential Eurozone sovereign default. The sharp gains were achieved amid increasing optimism regarding Eurozone debt crisis resolution, as well as the release of improving domestic economic data. However, the U.S. economic recovery has been sluggish by historical comparison. The unemployment rate declined by less than 1% during the past 12 months and remained virtually static around 9% through the second half of the reporting period. The Federal Reserve implemented additional quantitative easing measures over the last 12 months to support economic expansion. Its most recent announcement included its intention to extend the duration of U.S. Treasury holdings and purchase more agency mortgages via “Operation Twist.” This move has had the effect of lowering interest rates that we feel can reduce the cost of borrowing to support corporate lending and the housing market.

Stock selection in the energy, industrials and consumer discretionary sectors hindered Fund performance for the annual period. The primary detractors among individual holdings were office products retailer Staples, semiconductor company Marvell Technology Group, and life insurance company MetLife. Staples’ domestic business environment worsened as competitors reduced prices to gain market-share. Difficult economic conditions in Europe continued to challenge its turnaround efforts in that geographic region. We maintain our investment in Staples because, in our view, the company is steered by a well-respected management team and we believe the business is encountering temporal rather than structural headwinds. We believe the valuation of shares remains supportive. The demand for Marvell Technology’s mobile and wireless products came under pressure during the review period, attributable to unfavorable product demand and inventory channel adjustments, most notably from a single large customer. We believe the company’s long-term competitive advantage has become less compelling and exited our position late in the annual period. Shares of MetLife underperformed as the interest rate environment worsened through the review period. The Federal Reserve’s “Operation Twist” effectively extended the period during which the financial services industry will experience compressing interest margin and declining revenues from the companies’ bond investments. However, MetLife has significant brand and market share in the U.S. and Asia, the latter through its recent acquisition of Alico, and has significantly reduced the risk in its large bond portfolio. Notwithstanding the recent macroeconomic headwinds, we feel that the company offers a competitive advantage that may benefit longer-term shareholders.

Fund performance was bolstered primarily by stock selection in the financials, materials and consumer staples sectors. The primary contributors within our individual positions included consumer financial services marketing provider Alliance Data Systems, healthcare services provider Aetna, and tobacco company Philip Morris International. Alliance Data Systems has seen continued improvement in credit loss experience, new business wins and higher revenue generated by its subsidiary, Epsilon, a provider of direct marketing and customer relationship management services. The company continues to benefit from what we believe to be a secular shift towards outsourcing of customer loyalty programs, many of which are associated with credit cards. Aetna’s fundamental performance continued to exceed broad expectations as the company experienced better pricing dynamics and lower costs due to reduced utilization of healthcare services. In addition, the company significantly increased its quarterly dividend during the review period. Philip Morris International experienced good execution throughout the review period and benefited from share gains in Japan, less onerous tax policy decisions in key markets and favorable foreign currency moves. Investors have increasingly recognized its earnings stability amid economic turmoil and market volatility.

During the annual period, we added to our existing holdings in enterprise software company Oracle Corp., IT services provider Cognizant Technology Solutions, and Solera Holdings, an insurance claims software company among others. We initiated positions in derivative securities exchange operator Intercontinental Exchange, payment-processing services provider Visa, and Potash Corp. of Saskatchewan, a maker of fertilizer and related industrial and feed products. Reductions to existing positions included agricultural products company Monsanto, diversified industrial company United Technologies, and aerospace and transportation company Bombardier. We exited our holdings in semiconductor company Marvell Technology Group, PC chip-maker Intel, and diversified financial services company Capital One Financial.

At the end of the reporting period, the Fund’s largest absolute stock weightings included Oracle Corp., food and beverage company PepsiCo, and tobacco company Philip Morris International. Oracle has continued to experience revenue and profit margin growth, bolstered by several hardware and software deals with companies prominent in cloud computing. PepsiCo has enviable market positions in both the snacks and beverage industries. The company has made significant investments in order to align infrastructure and growth initiatives, including the acquisition of large bottlers and emerging market distribution. Finally, as we noted previously, Philip Morris International, the global distributor of Marlboro and other well-known brands of tobacco products, generates consistent returns and

2011 Annual Report

Aberdeen U.S. Equity Fund (Unaudited) (concluded)

stable earnings. We feel these brands provide Philip Morris with significant pricing power over time. The company also pays a relatively attractive dividend.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Annual Report 2011

Aberdeen U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	4.63%		2.02%	6.41%
	w/SC2	(1.42%	)	0.82%	5.77%
Class C4	w/o SC	3.99%		1.35%	5.70%
	w/SC5	2.99%		1.35%	5.70%
Class R3,7	w/o SC	4.33%		1.87%	6.15%
Institutional Service Class[7,8]	w/o SC	4.91%		2.34%	6.70%
Institutional Class[6,7]	w/o SC	4.91%		2.34%	6.70%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). After February 28, 2009, in connection with the change in name of the Fund, the Fund no longer used a growth style for investing and became diversified so that it invests in a larger number of companies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Returns before the first offering of Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what the Class R shares would have produced, because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
5	A 1.00% CDSC was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
7	Not subject to any sales charges.
8	Returns before the first offering of the Institutional Service Class (October 10, 2011) are based on the previous performance of the Institutional Class.
The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2011 Annual Report

Aberdeen U.S. Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Equity Fund, S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization weighted index of 500 widely held stocks of large-cap U.S. companies.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Common Stocks	98.8%
Repurchase Agreement	1.6%
Liabilities in excess of other assets	(0.4%	)
	100.0%

Top Industries
Oil, Gas & Consumable Fuels	8.0%
Information Technology Services	6.8%
Software	6.3%
Food Products	4.9%
Specialty Retail	4.9%
Chemicals	4.6%
Diversified Financial Services	4.1%
Communications Equipment	3.8%
Health Care Providers & Services	3.8%
Commercial Banks	3.8%
Other	49.0%
100.0%

Top Holdings*
Oracle Corp.	3.8%
PepsiCo, Inc.	3.0%
Philip Morris International, Inc.	2.8%
CVS Caremark Corp.	2.7%
Cognizant Technology Solutions Corp., Class A	2.6%
Canadian National Railway Co.	2.5%
Solera Holdings, Inc.	2.5%
Kraft Foods, Inc., Class A	2.5%
Comcast Corp., Class A	2.4%
Kellogg Co.	2.4%
Other	72.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2011

Statement of Investments

October 31, 2011

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.8%)
Aerospace & Defense (2.7%)
Bombardier, Inc., Class B	963,084	$3,980,844
United Technologies Corp.	62,402	4,866,108
		8,846,952
Auto Components (1.4%)
BorgWarner, Inc.*	60,066	4,594,448
Beverages (3.1%)
PepsiCo, Inc.	161,333	10,155,912
Biotechnology (1.9%)
Gilead Sciences, Inc.*	155,553	6,480,338
Capital Markets (3.1%)
Charles Schwab Corp. (The)	281,206	3,453,210
State Street Corp.	170,005	6,866,502
		10,319,712
Chemicals (4.6%)
Monsanto Co.	46,715	3,398,516
Potash Corp. of Saskatchewan, Inc.	88,620	4,194,385
Praxair, Inc.	75,971	7,723,971
		15,316,872
Commercial Banks (3.8%)
Royal Bank of Canada	99,964	4,876,097
Wells Fargo & Co.	294,675	7,635,029
		12,511,126
Communications Equipment (3.8%)
Cisco Systems, Inc.	346,573	6,421,998
QUALCOMM, Inc.	122,607	6,326,521
		12,748,519
Computers & Peripherals (2.1%)
EMC Corp.*	279,029	6,839,001
Diversified Financial Services (4.1%)
IntercontinentalExchange, Inc.*	49,886	6,479,194
JPMorgan Chase & Co.	209,107	7,268,559
		13,747,753
Diversified Telecommunication Services (1.0%)
TELUS Corp.	62,774	3,322,403
Electrical Equipment (2.0%)
Emerson Electric Co.	140,871	6,778,713
Energy Equipment & Services (2.6%)
Schlumberger Ltd.	72,035	5,292,411
Tidewater, Inc.	66,898	3,293,389
		8,585,800
Food & Staples Retailing (2.7%)
CVS Caremark Corp.	248,802	9,031,513
Food Products (4.9%)
Kellogg Co.	148,848	$8,069,050
Kraft Foods, Inc., Class A	232,702	8,186,456
		16,255,506
Health Care Equipment & Supplies (3.4%)
Baxter International, Inc.	136,307	7,494,159
St. Jude Medical, Inc.	100,142	3,905,538
		11,399,697
Health Care Providers & Services (3.8%)
Aetna, Inc.	173,927	6,915,338
Quest Diagnostics, Inc.	103,910	5,798,178
		12,713,516
Hotels, Restaurants & Leisure (1.4%)
Starwood Hotels & Resorts Worldwide, Inc.	91,155	4,567,777
Household Products (1.8%)
Procter & Gamble Co. (The)	92,312	5,907,045
Industrial Conglomerates (1.1%)
3M Co.	48,354	3,820,933
Information Technology Services (6.8%)
Alliance Data Systems Corp.*	59,988	6,145,171
Cognizant Technology Solutions Corp., Class A*	119,578	8,699,300
Visa, Inc., Class A	83,490	7,786,277
		22,630,748
Insurance (2.6%)
Aflac, Inc.	117,556	5,300,600
MetLife, Inc.	97,956	3,444,133
		8,744,733
Internet Software & Services (1.8%)
Yahoo!, Inc.*	384,903	6,019,883
Machinery (3.1%)
Deere & Co.	89,717	6,809,521
PACCAR, Inc.	81,809	3,537,421
		10,346,942
Media (2.4%)
Comcast Corp., Class A	347,701	8,153,588
Oil, Gas & Consumable Fuels (8.0%)
Apache Corp.	67,435	6,718,549
EOG Resources, Inc.	80,245	7,176,310
Exxon Mobil Corp.	82,553	6,446,564
Hess Corp.	102,598	6,418,531
		26,759,954
Pharmaceuticals (2.3%)
Johnson & Johnson	120,546	7,761,957
Road & Rail (2.5%)
Canadian National Railway Co.	105,642	8,284,446

See accompanying notes to financial statements.

2011 Annual Report

Statement of Investments (concluded)

October 31, 2011

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
Software (6.3%)
Oracle Corp.	382,791	$12,544,061
Solera Holdings, Inc.	151,372	8,269,452
		20,813,513
Specialty Retail (4.9%)
Staples, Inc.	446,460	6,679,041
TJX Cos., Inc.	81,433	4,798,847
Urban Outfitters, Inc.*	173,320	4,722,970
		16,200,858
Tobacco (2.8%)
Philip Morris International, Inc.	132,912	9,286,561
Total Common Stocks		328,946,719
REPURCHASE AGREEMENT (1.6%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $5,254,001 collateralized by U.S. Treasury Bill, maturing 12/29/11; total market value of $5,359,914	$5,254,000	$5,254,000
Total Repurchase Agreement		5,254,000
Total Investments (Cost $300,191,372) (a)—100.4%		334,200,719

Liabilities in excess of other assets—(0.4)%		(1,474,189)
Net Assets—100.0%		$332,726,530

*	Non income-producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

Annual Report 2011

Aberdeen U.S. Equity II Fund (Unaudited)

The Aberdeen U.S. Equity II Fund (Class A shares at NAV net of fees) returned 10.12% for the annual period ended October 31, 2011, versus 8.09% for its benchmark, the Standard & Poor’s (S&P) 500® Index. For broader comparison, average return for the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 1,088 funds) was 5.39% for the period.

Despite experiencing significant volatility, the North American equity markets recorded mid-single-digit total returns during the reporting period while most major equity indices around the globe registered smaller gains or negative returns. Key events that affected markets and investor sentiment included continued political struggles to deal with the widening sovereign debt crisis in the Eurozone; “Arab Spring” anti-government uprisings in the Middle East; large natural disasters in Asia; prolonged political wrangling in the U.S. over efforts to address the widening fiscal deficit and an unprecedented credit rating downgrade of the U.S. government. Major North American equity market indices posted double-digit gains in October which more than offset a sharp sell-off during the previous two months induced by investor fears of contagion from a potential Eurozone sovereign default. The sharp gains were achieved amid increasing optimism regarding Eurozone debt crisis resolution, as well as the release of improving domestic economic data. However, the U.S. economic recovery has been sluggish by historical comparison. The unemployment rate declined by less than 1% during the past 12 months and remained virtually static around 9% through the second half of the reporting period. The Federal Reserve implemented additional quantitative easing measures over the last 12 months to support economic expansion. Its most recent announcement included its intention to extend the duration of U.S. Treasury holdings and purchase more agency mortgages via “Operation Twist.” This move has had the effect of lowering interest rates that we feel can reduce the cost of borrowing to support corporate lending and the housing market.

Aberdeen’s equity investment process

Aberdeen’s investment approach is based on bottom-up company analysis. We believe that, given the inefficiency of markets, strong long-term returns are achieved by identifying good-quality stocks, buying them at reasonable prices and holding them for the long term. In our view, sound fundamentals drive stock prices over time. As a consequence of our rigorous selection criteria, we introduce new stocks to the portfolios infrequently, the result of which is reflected in our portfolios’ typically low annual turnover rates. Our research process relies primarily on gathering information from meetings with company management teams and public filings. The team prepares written analysis after each management meeting in a standard Aberdeen format used by our regional teams worldwide. Investment in a new company is made only after our investment managers have met with the company’s management, written detailed research reports and thoroughly discussed the merits of the investment in a team-based setting. We do not actively seek to overweight or underweight companies in a benchmark index. Instead, we focus on each investment on its own merit. We will not own a stock due solely to its sizeable position in an index.

After the Credit Suisse Large Cap Blend Fund was reorganized into the Fund on October 10, 2011, the Aberdeen Asset Management Inc. North American Equity investment team began to reposition the portfolio in accordance with Aberdeen’s investment process.

At the end of the reporting period, the Fund’s largest absolute stock weightings included enterprise software company Oracle Corp., food and beverage company PepsiCo, and tobacco company Philip Morris International. Oracle has continued to experience revenue and profit margin growth, bolstered by several hardware and software deals with companies prominent in cloud computing. PepsiCo has enviable market positions in both the snacks and beverage industries. The company has made significant investments in order to align infrastructure and growth initiatives, including the acquisition of large bottlers and emerging market distribution. Finally, Philip Morris International, the global distributor of Marlboro and other well-known brands of tobacco products, generates consistent returns and stable earnings. We feel these brands provide Philip Morris with significant pricing power over time. In addition, the company also pays a relatively attractive dividend.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

2011 Annual Report

Aberdeen U.S. Equity II Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.	5 Yr.		10 Yr.
Class A	w/o SC	10.12%	(0.44%	)	6.10%
	w/SC2	3.81%	(1.62%	)	5.47%
Class C	w/o SC	9.39%	(1.18%	)	5.31%
	w/SC3	8.39%	(1.18%	)	5.31%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns prior to October 7, 2011 incorporate the performance of a predecessor fund (the “Predecessor Fund”). Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.

Annual Report 2011

Aberdeen U.S. Equity II Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Equity II Fund, S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization weighted index of 500 widely held stocks of large-cap U.S. companies.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Common Stocks	98.7%
Repurchase Agreement	1.3%
Other assets in excess of liabilities*	–%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	8.0%
Information Technology Services	6.8%
Software	6.3%
Food Products	4.9%
Specialty Retail	4.9%
Chemicals	4.6%
Diversified Financial Services	4.1%
Communications Equipment	3.9%
Health Care Providers & Services	3.8%
Commercial Banks	3.8%
Other	48.9%
100.0%

Top Holdings*
Oracle Corp.	3.8%
PepsiCo, Inc.	3.0%
Philip Morris International, Inc.	2.8%
CVS Caremark Corp.	2.7%
Cognizant Technology Solutions Corp., Class A	2.6%
Canadian National Railway Co.	2.5%
Solera Holdings, Inc.	2.5%
Kraft Foods, Inc., Class A	2.5%
Comcast Corp., Class A	2.4%
Kellogg Co.	2.4%
Other	72.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Amounts listed as “–” are 0% or round to 0%.

2011 Annual Report

Statement of Investments

October 31, 2011

Aberdeen U.S. Equity II Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.7%)
Aerospace & Defense (2.6%)
Bombardier, Inc., Class B	199,657	$825,269
United Technologies Corp.	13,036	1,016,547
		1,841,816
Auto Components (1.4%)
BorgWarner, Inc.*	12,638	966,681
Beverages (3.0%)
PepsiCo, Inc.	33,830	2,129,598
Biotechnology (1.9%)
Gilead Sciences, Inc.*	32,585	1,357,491
Capital Markets (3.1%)
Charles Schwab Corp. (The)	59,005	724,581
State Street Corp.	35,902	1,450,082
		2,174,663
Chemicals (4.6%)
Monsanto Co.	9,810	713,677
Potash Corp. of Saskatchewan, Inc.	18,748	887,343
Praxair, Inc.	16,034	1,630,177
		3,231,197
Commercial Banks (3.8%)
Royal Bank of Canada	21,147	1,031,519
Wells Fargo & Co.	61,868	1,603,000
		2,634,519
Communications Equipment (3.9%)
Cisco Systems, Inc.	74,886	1,387,638
QUALCOMM, Inc.	25,724	1,327,358
		2,714,996
Computers & Peripherals (2.0%)
EMC Corp.*	58,462	1,432,904
Diversified Financial Services (4.1%)
IntercontinentalExchange, Inc.*	10,441	1,356,077
JPMorgan Chase & Co.	43,844	1,524,018
		2,880,095
Diversified Telecommunication Services (1.0%)
Telus Corp.	9,114	490,378
Telus Corp., Non-Voting Shares	4,291	218,798
		709,176
Electrical Equipment (2.0%)
Emerson Electric Co.	29,531	1,421,032
Energy Equipment & Services (2.6%)
Schlumberger Ltd.	15,177	1,115,054
Tidewater, Inc.	14,048	691,583
		1,806,637
Food & Staples Retailing (2.7%)
CVS Caremark Corp.	52,143	$1,892,791
Food Products (4.9%)
Kellogg Co.	31,395	1,701,923
Kraft Foods, Inc., Class A	49,041	1,725,262
		3,427,185
Health Care Equipment & Supplies (3.4%)
Baxter International, Inc.	28,603	1,572,593
St. Jude Medical, Inc.	20,999	818,961
		2,391,554
Health Care Providers & Services (3.8%)
Aetna, Inc.	36,673	1,458,119
Quest Diagnostics, Inc.	21,773	1,214,933
		2,673,052
Hotels, Restaurants & Leisure (1.4%)
Starwood Hotels & Resorts Worldwide, Inc.	19,079	956,049
Household Products (1.8%)
Procter & Gamble Co. (The)	19,425	1,243,006
Industrial Conglomerates (1.1%)
3M Co.	10,175	804,028
Information Technology Services (6.8%)
Alliance Data Systems Corp.*	12,734	1,304,471
Cognizant Technology Solutions Corp., Class A*	25,119	1,827,407
Visa, Inc., Class A	17,486	1,630,745
		4,762,623
Insurance (2.6%)
Aflac, Inc.	24,771	1,116,925
MetLife, Inc.	20,627	725,245
		1,842,170
Internet Software & Services (1.8%)
Yahoo!, Inc.*	80,688	1,261,960
Machinery (3.1%)
Deere & Co.	18,846	1,430,412
PACCAR, Inc.	17,180	742,863
		2,173,275
Media (2.5%)
Comcast Corp., Class A	73,282	1,718,463
Oil, Gas & Consumable Fuels (8.0%)
Apache Corp.	14,174	1,412,156
EOG Resources, Inc.	16,819	1,504,123
Exxon Mobil Corp.	17,294	1,350,489
Hess Corp.	21,565	1,349,106
		5,615,874
Pharmaceuticals (2.3%)
Johnson & Johnson	25,270	1,627,135

See accompanying notes to financial statements.

Annual Report 2011

Statement of Investments (concluded)

October 31, 2011

Aberdeen U.S. Equity II Fund

	Shares or Principal Amount	Value
Road & Rail (2.5%)
Canadian National Railway Co.	22,396	$1,756,294
Software (6.3%)
Oracle Corp.	80,692	2,644,277
Solera Holdings, Inc.	31,782	1,736,250
		4,380,527
Specialty Retail (4.9%)
Staples, Inc.	93,565	1,399,733
TJX Cos., Inc.	17,053	1,004,933
Urban Outfitters, Inc.*	36,493	994,434
		3,399,100
Tobacco (2.8%)
Philip Morris International, Inc.	27,867	1,947,067
Total Common Stocks		69,172,958
REPURCHASE AGREEMENT (1.3%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $938,000, collateralized by U.S. Treasury Bill, maturing 12/29/11; total market value of $959,985	$938,000	$938,000
Total Repurchase Agreement		938,000
Total Investments (Cost $62,967,407) (a)—100.0%		70,110,958

Other assets in excess of liabilities—0.0%		6,193
Net Assets—100.0%		$70,117,151

*	Non income-producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2011 Annual Report

Statements of Assets and Liabilities

October 31, 2011

	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund
Assets:
Investments, at value	$1,512,123	$39,461,202	$248,970,748	$381,657,675		$38,494,413
Repurchase agreements, at value	–	239,000	8,808,000	113,818,000		484,000

Total Investments	1,512,123	39,700,202	257,778,748	495,475,675		38,978,413

Foreign currency, at value	1,071	217,154	398,478	–		16,245
Cash	19,139	740	654	177,297,208	*	15
Receivable for investments sold	3,512	–	–	5,602,360		–
Receivable for capital shares issued	–	79,758	291,255	2,089,145		1,036
Dividends receivable	503	28,063	468,951	126,511		161,738
Receivable from adviser	69,866	26,338	8,798	–		12,751
Prepaid expenses	3,792	36,431	21,963	68,559		16,949

Total Assets	1,610,006	40,088,686	258,968,847	680,659,458		39,187,147

Liabilities:
Securities sold short, at value	–	–	–	170,732,735		–
Payable for investments purchased	–	–	214,744	4,271,518		89,671
Payable for capital shares redeemed	–	54,079	1,186,721	366,867		11,962
Payable for dividends on securities sold short	–	–	–	249,645		–
Accrued foreign capital gains tax	2,098	–	499,344	–		–
Accrued expenses and other payables:
Investment advisory fees	1,688	40,843	226,689	581,461		28,765
Administration fees	37	930	5,818	11,659		908
Administrative services fees	–	1,758	46,929	9,985		2,379
Transfer agent fees	3,558	21,841	26,179	79,682		15,843
Distribution fees	35	13,072	58,992	34,698		7,475
Printing fees	2,649	17,193	72,272	40,687		11,703
Legal fees	16	1,355	6,114	8,773		1,172
Fund accounting fees	2,439	1,785	3,699	8,777		1,600
Custodian fees	2,646	3,097	6,827	543		849
Other	10,757	10,480	16,184	20,918		11,694

Total Liabilities	25,923	166,433	2,370,512	176,417,948		184,021

Net Assets	$1,584,083	$39,922,253	$256,598,335	$504,241,510		$39,003,126

Cost:
Investments	$1,687,458	$32,950,892	$214,551,734	$364,514,762		$33,055,019
Repurchase agreements	–	239,000	8,808,000	113,818,000		484,000
Foreign currency	1,088	214,599	395,066	–		16,020
Proceeds:
Securities sold short	$–	$–	$–	$163,854,170		$–
Represented by:
Capital	$1,758,930	$53,711,684	$239,152,678	$491,814,946		$53,656,472
Accumulated net investment income/(loss)	(1,181)	152,569	200,695	–		70,174
Accumulated net realized gain/(loss) from investments and foreign currency transactions	3,767	(20,454,921)	(16,677,253)	2,162,216		(20,175,475)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(177,433)	6,512,921	33,922,215	10,264,348		5,451,955

Net Assets	$1,584,083	$39,922,253	$256,598,335	$504,241,510		$39,003,126

Net Assets:
Class A Shares	$123,094	$25,085,990	$240,716,996	$93,351,868		$25,480,112
Class C Shares	8,926	9,161,269	11,353,883	17,345,412		2,437,323
Class R Shares	8,941	929,807	4,527,456	2,244,556		594,677
Institutional Service Class Shares	8,957	3,497,876	–	8,380,067		–
Institutional Class Shares	1,434,165	1,247,311	–	382,919,607		10,491,014

Total	$1,584,083	$39,922,253	$256,598,335	$504,241,510		$39,003,126

*	The cash amount reported for the Aberdeen Equity-Long Short Fund is restricted from investing as it represents the amount due to the Prime Broker relating to the open short positions at October 31, 2011.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

Statements of Assets and Liabilities (continued)

October 31, 2011

	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	13,753	1,333,390	12,872,953	8,353,635		2,287,169
Class C Shares	1,000	500,625	629,085	2,176,888		229,253
Class R Shares	1,000	49,929	253,045	206,314		55,162
Institutional Service Class Shares	1,000	185,240	–	741,309		–
Institutional Class Shares	160,125	66,010	–	33,801,352		940,734

Total	176,878	2,135,194	13,755,083	45,279,498		3,512,318

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.95	$18.81	$18.70	$11.17	(a)	$11.14
Class C Shares (b)	$8.93	$18.30	$18.05	$7.97		$10.63
Class R Shares	$8.94	$18.62	$17.89	$10.88		$10.78
Institutional Service Class Shares	$8.96	$18.88	$–	$11.30		$–
Institutional Class Shares	$8.96	$18.90	$–	$11.33		$11.15
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.50	$19.96	$19.84	$11.85		$11.82
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%		5.75%

(a)	The NAV shown above differs from the traded NAV on October 31, 2011 due to financial statement rounding.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

Statements of Assets and Liabilities (continued)

October 31, 2011

	Aberdeen Global Financial Services Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund	Aberdeen Small Cap Fund
Assets:
Investments, at value	$18,959,360	$60,064,214	$53,037,827	$422,298,062	$181,112,599
Repurchase agreements, at value	–	680,000	1,020,000	12,849,000	2,349,000

Total Investments	18,959,360	60,744,214	54,057,827	435,147,062	183,461,599

Foreign currency, at value	54,934	–	567,781	332,897	13,491
Cash	27,407	997	315	622	61
Interest and dividends receivable	71,413	169,635	97,882	2,181,982	28,448
Receivable for investments sold	–	–	–	–	1,934,464
Receivable for capital shares issued	17,122	88,253	280	1,007,139	147,118
Receivable from adviser	27,999	11,412	46,572	–	32,599
Prepaid expenses	70	37,326	35,444	33,281	12,624

Total Assets	19,158,305	61,051,837	54,806,101	438,702,983	185,630,404

Liabilities:
Payable for capital shares redeemed	4,590,261	347,750	30,361	6,418,563	2,706,198
Payable for investments purchased	–	86,986	132,814	–	1,396,383
Accrued foreign capital gains tax	2,818	–	29,673	–	–
Accrued expenses and other payables:
Investment advisory fees	13,889	34,650	56,661	465,352	131,044
Administration fees	439	1,408	1,289	10,043	4,205
Administrative services fees	4,153	8,937	6,193	92,700	19,047
Transfer agent fees	6,494	25,387	31,287	116,276	126,864
Distribution fees	4,092	16,315	10,848	60,382	49,088
Printing fees	3,408	14,821	25,308	65,331	48,051
Legal fees	45	2,012	1,717	12,912	16,273
Fund accounting fees	2,750	3,865	1,945	7,856	5,520
Custodian fees	639	1,392	2,147	4,891	1,845
Other	10,335	10,484	10,407	12,657	11,344

Total Liabilities	4,639,323	554,007	340,650	7,266,963	4,515,862

Net Assets	$14,518,982	$60,497,830	$54,465,451	$431,436,020	$181,114,542

Cost:
Investments	$18,574,501	$55,550,445	$42,692,176	$358,655,071	$169,823,852
Repurchase agreements	–	680,000	1,020,000	12,849,000	2,349,000
Foreign currency	54,405	–	567,011	328,236	12,793

Represented by:
Capital	$44,254,529	$89,100,988	$61,322,578	$539,865,171	$643,376,132
Accumulated net investment income	–	156,511	835,046	625,742	–
Accumulated net realized loss from investments and foreign currency transactions	(30,126,649)	(33,272,837)	(18,012,148)	(172,858,266)	(473,551,035)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	391,102	4,513,168	10,319,975	63,803,373	11,289,445

Net Assets	$14,518,982	$60,497,830	$54,465,451	$431,436,020	$181,114,542

Net Assets:
Class A Shares	$12,117,311	$34,936,341	$50,797,260	$158,453,810	$92,187,297
Class C Shares	1,779,498	8,353,268	240,071	28,322,340	35,391,269
Class R Shares	461,268	5,676,799	184,101	10,395,442	3,336,497
Institutional Service Class Shares	989	1,563,854	34,161	219,773,294	15,099,591
Institutional Class Shares	159,916	9,967,568	3,209,858	14,491,134	35,099,888

Total	$14,518,982	$60,497,830	$54,465,451	$431,436,020	$181,114,542

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

Statements of Assets and Liabilities (continued)

October 31, 2011

	Aberdeen Global Financial Services Fund		Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund	Aberdeen Small Cap Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,362,221		2,153,088	2,343,233	12,189,113	6,556,367
Class C Shares	205,451		539,088	11,733	2,293,639	2,779,422
Class R Shares	52,866		355,018	8,789	832,420	252,559
Institutional Service Class Shares	110		95,159	1,571	16,592,435	1,036,906
Institutional Class Shares	17,748		605,278	147,756	1,090,473	2,415,855

Total	1,638,396		3,747,631	2,513,082	32,998,080	13,041,109

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.90		$16.23	$21.68	$13.00	$14.06
Class C Shares (a)	$8.66		$15.50	$20.46	$12.35	$12.73
Class R Shares	$8.73		$15.99	$20.95	$12.49	$13.21
Institutional Service Class Shares	$8.99	(b)	$16.43	$21.74	$13.25	$14.56
Institutional Class Shares	$9.01	(b)	$16.47	$21.72	$13.29	$14.53
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.44		$17.22	$23.00	$13.79	$14.92
Maximum Sales Charge:
Class A Shares	5.75%		5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on October 31, 2011 due to financial statement rounding.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

Statements of Assets and Liabilities (continued)

October 31, 2011

	Aberdeen U.S. Equity Fund	Aberdeen U.S. Equity II Fund
Assets:
Investments, at value	$328,946,719	$69,172,958
Repurchase agreements, at value	5,254,000	938,000

Total Investments	334,200,719	70,110,958

Foreign currency, at value	23,012	4,325
Cash	729	25,209
Receivable for investments sold	2,133,270	453,375
Interest and dividends receivable	176,362	35,883
Receivable from adviser	78,759	44,430
Receivable for capital shares issued	11,713	1,766
Prepaid expenses and other assets	33,770	22,717

Total Assets	336,658,334	70,698,663

Liabilities:
Payable for capital shares redeemed	2,112,271	122,496
Payable for investments purchased	1,306,265	287,951
Accrued expenses and other payables:
Investment advisory fees	166,521	33,993
Administration fees	22,275	1,260
Administrative services fees	1,655	–
Transfer agent fees	181,289	61,339
Distribution fees	40,313	12,181
Printing fees	47,325	8,483
Legal fees	5,058	1,605
Fund accounting fees	2,779	6,537
Custodian fees	6,790	3,098
Other	39,263	42,569

Total Liabilities	3,931,804	581,512

Net Assets	$332,726,530	$70,117,151

Cost:
Investments	$294,937,372	$62,029,407
Repurchase agreements	5,254,000	938,000
Foreign currency	23,061	4,346

Represented by:
Capital	$370,814,580	$89,563,114
Accumulated net investment income	–	1
Accumulated net realized loss from investments and foreign currency transactions	(72,097,676)	(26,589,556)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	34,009,626	7,143,592

Net Assets	$332,726,530	$70,117,151

Net Assets:
Class A Shares	$196,094,660	$68,351,725
Class C Shares	9,363,649	1,765,426
Class R Shares	864,604	–
Institutional Service Class Shares (a)	123,073,837	–
Institutional Class Shares	3,329,780	–

Total	$332,726,530	$70,117,151

(a)	Class commenced operations on October 8, 2011.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

Statements of Assets and Liabilities (concluded)

October 31, 2011

	Aberdeen U.S. Equity Fund	Aberdeen U.S. Equity II Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	21,701,422	5,436,491
Class C Shares	1,123,202	178,272
Class R Shares	99,715	–
Institutional Service Class Shares (a)	13,096,259	–
Institutional Class Shares	354,325	–

Total	36,374,923	5,614,763

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.04	$12.57
Class C Shares (b)	$8.34	$9.90	(c)
Class R Shares	$8.67	$–
Institutional Service Class Shares (a)	$9.40	$–
Institutional Class Shares	$9.40	$–
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.59	$13.34
Maximum Sales Charge:
Class A Shares	5.75%	5.75%

(a)	Class commenced operations on October 8, 2011.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV shown above differs from the traded NAV on October 31, 2011 due to financial statement rounding.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

Statements of Operations

For the Year Ended October 31, 2011

	Aberdeen Asia-Pacific Smaller Companies Fund (a)	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund	Aberdeen Global Equity Fund
INVESTMENT INCOME:
Dividend income	$16,497	$1,457,246	$6,146,188	$2,707,532	$1,520,478
Interest income	4	706	4,469	–	247
Foreign tax withholding	(768)	(28,081)	(476,234)	(22,360)	(90,967)

	15,733	1,429,871	5,674,423	2,685,172	1,429,758

Expenses:
Investment advisory fees	7,126	630,540	2,196,297	5,874,919	365,833
Administration fees	154	14,322	59,332	136,081	11,530
Distribution fees Class A	57	72,924	479,127	252,455	68,433
Distribution fees Class B (b)	–	11,415	8,134	3,305	2,621
Distribution fees Class C	32	133,649	116,827	204,075	28,122
Distribution fees Class R	16	4,414	25,120	9,022	3,114
Administrative services fees Class A	–	6,285	201,953	33,558	9,836
Administrative services fees Class R	–	734	7,639	411	9
Administrative service fees Institutional Service Class	–	55	–	8,343	–
Dividend expense for securities sold short	–	–	–	3,080,058	–
Transfer agent fees	7,091	103,612	343,411	372,712	77,461
Registration and filing fees	171	64,131	106,751	68,239	78,690
Printing fees	20,384	30,977	69,554	81,731	17,370
Custodian fees	6,321	25,432	107,055	13,667	16,447
Audit fees	27,930	26,378	21,704	25,480	26,310
Fund accounting fees	3,499	6,214	19,129	46,748	5,237
Trustee fees	39	2,531	9,954	23,182	1,986
Legal fees	23,172	1,408	3,787	6,395	777
Other	10,934	24,754	66,995	84,117	24,766

Total expenses before reimbursed/waived expenses	106,926	1,159,775	3,842,769	10,324,498	738,542
Expenses reimbursed	(97,496)	(113,122)	(33,759)	–	(89,842)
Recoupment of expenses previously reimbursed	–	–	–	430,081	–
Expenses voluntarily reduced by Investment Adviser	–	–	–	(384,972)	–

Net Expenses	9,430	1,046,653	3,809,010	10,369,607	648,700

Net Investment Income/(Loss)	6,303	383,218	1,865,413	(7,684,435)	781,058

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain from investment transactions and securities sold short	3,600	6,475,620	11,430,654	5,514,397	2,226,272
Realized gain/(loss) from foreign currency transactions	(7,383)	8,288	(139,567)	(776)	(512)

Net realized gain/(loss) from investments and foreign currency transactions	(3,783)	6,483,908	11,291,087	5,513,621	2,225,760

Net change in unrealized appreciation/depreciation on investment transactions	(175,335)	(10,940,080)	(21,353,347)	(9,064,204)	(1,794,000)
Net change in unrealized appreciation/depreciation on securities sold short	–	–	–	4,658,418	–
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(2,098)	1,751	(420,192)	26	5,088

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(177,433)	(10,938,329)	(21,773,539)	(4,405,760)	(1,788,912)

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(181,216)	(4,454,421)	(10,482,452)	1,107,861	436,848

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(174,913)	$(4,071,203)	$(8,617,039)	$(6,576,574)	$1,217,906

(a) For the period from June 28, 2011 (commencement of operations) through October 31, 2011.

(b) Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

Statements of Operations (continued)

For the Year Ended October 31, 2011

	Aberdeen Global Financial Services Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund	Aberdeen Small Cap Fund
INVESTMENT INCOME:
Dividend income	$858,452	$2,043,326	$1,808,471	$17,536,371	$4,071,396
Interest income	–	–	318	2,145	140
Foreign tax withholding	(48,999)	(152,221)	(59,340)	(1,204,618)	(14,173)

	809,453	1,891,105	1,749,449	16,333,898	4,057,363

Expenses:
Investment advisory fees	239,470	551,664	741,495	3,917,031	2,025,565
Administration fees	7,556	22,378	16,830	123,408	66,582
Distribution fees Class A	42,047	108,899	139,117	388,848	298,068
Distribution fees Class B (a)	2,533	7,173	–	17,222	26,026
Distribution fees Class C	24,113	122,527	2,334	328,412	449,175
Distribution fees Class R	2,054	41,512	834	51,596	24,356
Administrative services fees Class A	19,339	36,125	24,687	119,183	87,807
Administrative services fees Class R	68	3,559	168	642	2,119
Administrative service fees Institutional Service Class	–	116	–	291,253	20
Transfer agent fees	38,514	145,575	125,614	508,233	598,314
Registration and filing fees	79,860	69,128	49,173	73,759	83,699
Printing fees	17,113	39,473	32,416	69,321	65,372
Custodian fees	12,260	18,227	15,189	64,111	17,470
Audit fees	26,651	22,707	25,702	22,112	19,868
Fund accounting fees	1,920	12,222	7,159	42,337	24,519
Trustee fees	1,390	4,031	2,923	21,391	10,560
Legal fees	989	1,886	1,187	5,794	6,395
Other	22,887	27,987	17,149	88,208	40,545

Total expenses before reimbursed/waived expenses	538,764	1,235,189	1,201,977	6,132,861	3,846,460
Expenses reimbursed	(131,978)	(32,247)	(263,692)	–	(355,279)
Reimbursement of costs by administrators	–	–	(16,511)	–	–
Recoupment of expenses previously reimbursed	–	–	–	458,257	–

Net Expenses	406,786	1,202,942	921,774	6,591,118	3,491,181

Net Investment Income	402,667	688,163	827,675	9,742,780	566,182

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain from investment transactions and securities sold short	1,738,639	5,431,676	2,415,890	16,699,770	43,027,399
Realized gain/(loss) from foreign currency transactions	(3,007)	(22,064)	7,373	(80,687)	(8,076)

Net realized gain from investments and foreign currency transactions	1,735,632	5,409,612	2,423,263	16,619,083	43,019,323

Net change in unrealized appreciation/depreciation on investment transactions	(5,480,932)	(5,153,605)	(2,591,104)	(20,237,616)	(31,148,766)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	248	(5,276)	662	49,908	698

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(5,480,684)	(5,158,881)	(2,590,442)	(20,187,708)	(31,148,068)

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(3,745,052)	250,731	(167,179)	(3,568,625)	11,871,255

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,342,385)	$938,894	$660,496	$6,174,155	$12,437,437

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

Statements of Operations (concluded)

For the Year Ended October 31, 2011

	Aberdeen U.S. Equity Fund	Aberdeen U.S. Equity II Fund
INVESTMENT INCOME:
Dividend income	$807,423	$1,663,121
Interest income	208	63
Foreign tax withholding	(21,945)	(2,666)

	785,686	1,660,518

Expenses:
Investment advisory fees	495,345	567,819
Administration fees	16,522	69,895
Distribution fees Class A	87,449	161,799
Distribution fees Class B (a)	7,041	18,011
Distribution fees Class C	100,966	24,611
Distribution fees Common Class	–	29,528
Distribution fees Class R	4,918	–
Administrative services fees Class A	21,844	–
Administrative services fees Class R	41	–
Transfer agent fees	96,014	172,059
Registration and filing fees	73,102	72,111
Printing fees	49,726	48,914
Legal fees	1,669	78,599
Fund accounting fees	4,530	62,908
Audit fees	23,532	32,775
Trustee fees	1,960	41,312
Custodian fees	6,363	28,450
Other	31,218	12,297

Total expenses before reimbursed/waived expenses	1,022,240	1,421,088
Expenses reimbursed	(157,356)	(310,848)
Reimbursement of costs by administrators	(1,455)	–

Net Expenses	863,429	1,110,240

Net Investment Income/(Loss)	(77,743)	550,278

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain from investment transactions and securities sold short	8,142,130	5,612,395
Realized gain from foreign currency transactions	3,206	3,696

Net realized gain from investments and foreign currency transactions	8,145,336	5,616,091

Net change in unrealized appreciation/depreciation on investment transactions	19,367,593	1,903,400
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(170)	41

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	19,367,423	1,903,441

Net realized/unrealized gain from investments and foreign currency transactions	27,512,759	7,519,532

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$27,435,016	$8,069,810

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund
	Period Ended October 31, 2011 (a)	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$6,303	$383,218	$225,835	$1,865,413	$1,098,863
Net realized gain/(loss) from investments and foreign currency transactions	(3,783)	6,483,908	2,951,726	11,291,087	6,243,369
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(177,433)	(10,938,329)	5,975,203	(21,773,539)	34,290,063

Change in net assets resulting from operations	(174,913)	(4,071,203)	9,152,764	(8,617,039)	41,632,295

Distributions to Shareholders From:
Net investment income:
Class A	–	(227,351)	(99,593)	(1,409,406)	(956,512)
Class B(b)	–	(2,711)	–	–	(5,250)
Class C	–	(13,336)	–	(22,161)	(16,251)
Class R	–	(5,210)	(1,450)	(25,544)	(21,140)
Institutional Service Class	–	(42,610)	(31,794)	–	–
Institutional Class	–	(15,502)	(8,616)	–	–

Change in net assets from shareholder distributions	–	(306,720)	(141,453)	(1,457,111)	(999,153)

Change in net assets from capital transactions	1,758,996	(8,018,844)	(4,741,657)	69,991,502	32,220,636

Change in net assets	1,584,083	(12,396,767)	4,269,654	59,917,352	72,853,778

Net Assets:
Beginning of year	–	52,319,020	48,049,366	196,680,983	123,827,205

End of year	$1,584,083	$39,922,253	$52,319,020	$256,598,335	$196,680,983

Accumulated net investment income/(loss) at end of year	$(1,181)	$152,569	$67,783	$200,695	$8,335

(a)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund
	Period Ended October 31, 2011 (a)	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$128,277	$9,559,876	$9,670,640	$168,511,803	$84,627,857
Proceeds from conversion of Class B Shares(b)	–	3,378,365	–	2,340,238	–
Dividends reinvested	–	166,089	70,880	1,253,232	869,423
Cost of shares redeemed(c)	–	(12,540,150)	(8,111,878)	(102,522,577)	(46,148,895)

Total Class A	128,277	564,180	1,629,642	69,582,696	39,348,385

Class B Shares(b)
Proceeds from shares issued	–	8,431	108,881	72,159	152,811
Dividends reinvested	–	1,900	–	–	2,137
Cost of shares converted to Class A Shares	–	(3,378,365)	–	(2,340,238)	–
Cost of shares redeemed(c)	–	(109,454)	(611,704)	(269,760)	(341,961)

Total Class B	–	(3,477,488)	(502,823)	(2,537,839)	(187,013)

Class C Shares
Proceeds from shares issued	10,000	2,057,937	5,406,817	5,796,578	2,880,035
Dividends reinvested	–	8,494	–	11,304	7,429
Cost of shares redeemed(c)	–	(6,247,746)	(8,762,490)	(3,132,579)	(1,987,354)

Total Class C	10,000	(4,181,315)	(3,355,673)	2,675,303	900,110

Class R Shares
Proceeds from shares issued	10,000	1,046,701	446,817	2,935,339	1,582,303
Dividends reinvested	–	2,471	374	15,092	13,023
Cost of shares redeemed(c)	–	(620,475)	(119,312)	(2,679,089)	(1,168,877)

Total Class R	10,000	428,697	327,879	271,342	426,449

Institutional Service Class Shares
Proceeds from shares issued	10,000	403,458	553,279	–	–
Dividends reinvested	–	41,479	29,883	–	–
Cost of shares redeemed(c)	–	(1,750,572)	(1,271,977)	–	–

Total Institutional Service Class	10,000	(1,305,635)	(688,815)	–	–

Institutional Class Shares
Proceeds from shares issued	1,640,045	839,345	1,675,940	–	3,742
Dividends reinvested	–	1,910	510	–	–
Cost of shares redeemed(c)	(39,326)	(888,538)	(3,828,317)	–	(8,271,037)

Total Institutional Class	1,600,719	(47,283)	(2,151,867)	–	(8,267,295)

Change in net assets from capital transactions:	$1,758,996	$(8,018,844)	$(4,741,657)	$69,991,502	$32,220,636

(a)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(c)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund
	Period Ended October 31, 2011 (a)	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

SHARE TRANSACTIONS:
Class A Shares
Issued	13,753	458,990	514,998	8,777,971	4,898,701
Issued in conversion from Class B Shares(b)	–	164,718	–	122,526	–
Reinvested	–	8,185	3,995	65,882	50,313
Redeemed	–	(615,853)	(470,409)	(5,280,033)	(2,809,087)

Total Class A Shares	13,753	16,040	48,584	3,686,346	2,139,927

Class B Shares(b)
Issued	–	403	6,183	3,822	9,433
Reinvested	–	93	–	–	128
Redeemed in conversion to Class A Shares	–	(169,242)	–	(130,216)	–
Redeemed	–	(5,295)	(35,806)	(14,442)	(22,013)

Total Class B Shares	–	(174,041)	(29,623)	(140,836)	(12,452)

Class C Shares
Issued	1,000	100,276	278,092	305,049	168,812
Reinvested	–	416	–	627	435
Redeemed	–	(318,754)	(537,480)	(170,306)	(125,685)

Total Class C Shares	1,000	(218,062)	(259,388)	135,370	43,562

Class R Shares
Issued	1,000	51,339	25,709	155,600	99,030
Reinvested	–	122	21	826	789
Redeemed	–	(29,811)	(6,758)	(142,920)	(75,427)

Total Class R Shares	1,000	21,650	18,972	13,506	24,392

Institutional Service Class Shares
Issued	1,000	19,087	28,207	–	–
Reinvested	–	2,035	1,681	–	–
Redeemed	–	(83,752)	(74,796)	–	–

Total Institutional Service Class Shares	1,000	(62,630)	(44,908)	–	–

Institutional Class Shares
Issued	164,089	39,380	89,591	–	217
Reinvested	(3,964)	94	29	–	–
Redeemed	–	(43,263)	(225,424)	–	(502,606)

Total Institutional Class Shares	160,125	(3,789)	(135,804)	–	(502,389)

Total change in shares:	176,878	(420,832)	(402,167)	3,694,386	1,693,040

(a)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund		Aberdeen Global Financial Services Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$(7,684,435)	$(6,229,921)	$781,058	$490,991	$402,667	$316,258
Net realized gain from investments and foreign currency transactions	5,513,621	17,122,318	2,225,760	1,992,865	1,735,632	5,849,869
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(4,405,760)	12,797,775	(1,788,912)	1,895,861	(5,480,684)	(1,384,105)

Change in net assets resulting from operations	(6,576,574)	23,690,172	1,217,906	4,379,717	(3,342,385)	4,782,022

Distributions to Shareholders From:
Net investment income:
Class A	–	–	(490,612)	(467,395)	(254,426)	(204,660)
Class B(a)	–	–	(1,219)	(10,138)	–	(3,196)
Class C	–	–	(32,928)	(38,219)	(24,590)	(11,635)
Class R	–	–	(9,375)	(12,317)	(7,907)	(1,879)
Institutional Service Class	–	–	–	–	(21)	(63)
Institutional Class	–	–	(198,896)	(6,373)	(119,578)	(126,747)

Change in net assets from shareholder distributions	–	–	(733,030)	(534,442)	(406,522)	(348,180)

Change in net assets from capital transactions	56,013,726	138,887,863	2,225,220	(2,098,109)	(16,572,065)	(14,563,924)

Change in net assets	49,437,152	162,578,035	2,710,096	1,747,166	(20,320,972)	(10,130,082)

Net Assets:
Beginning of year	454,804,358	292,226,323	36,293,030	34,545,864	34,839,954	44,970,036

End of year	$504,241,510	$454,804,358	$39,003,126	$36,293,030	$14,518,982	$34,839,954

Accumulated net investment income/(loss) at end of year	$–	$–	$70,174	$54,357	$–	$–

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

Statements of Changes in Net Assets (continued)

	Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund		Aberdeen Global Financial Services Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$49,091,570	$85,755,226	$1,155,611	$838,936	$1,699,520	$3,912,283
Proceeds from conversion of Class B Shares(a)	973,756	–	824,299	–	787,849	–
Dividends reinvested	–	–	457,951	438,099	232,513	190,819
Cost of shares redeemed(b)	(60,913,940)	(104,346,848)	(5,079,103)	(5,807,260)	(9,063,005)	(13,476,508)

Total Class A	(10,848,614)	(18,591,622)	(2,641,242)	(4,530,225)	(6,343,123)	(9,373,406)

Class B Shares(a)
Proceeds from shares issued	100	69,155	753	5,736	91	3,158
Dividends reinvested	–	–	549	4,786	–	2,176
Cost of shares converted to Class A Shares	(973,756)	–	(824,299)	–	(787,849)	–
Cost of shares redeemed(b)	(126,540)	(1,071,539)	(45,152)	(215,260)	(6,867)	(235,529)

Total Class B	(1,100,196)	(1,002,384)	(868,149)	(204,738)	(794,625)	(230,195)

Class C Shares
Proceeds from shares issued	2,875,471	6,771,159	279,247	204,952	199,295	223,214
Dividends reinvested	–	–	15,826	19,815	15,256	7,256
Cost of shares redeemed(b)	(8,755,249)	(12,055,952)	(932,766)	(1,463,627)	(963,758)	(1,153,770)

Total Class C	(5,879,778)	(5,284,793)	(637,693)	(1,238,860)	(749,207)	(923,300)

Class R Shares
Proceeds from shares issued	1,580,569	1,378,304	106,785	143,139	708,281	333,667
Dividends reinvested	–	–	454	299	816	286
Cost of shares redeemed(b)	(781,579)	(35,171)	(366,184)	(108,334)	(418,862)	(284,993)

Total Class R	798,990	1,343,133	(258,945)	35,104	290,235	48,960

Institutional Service Class Shares
Proceeds from shares issued	9,200,567	936,993	–	–	–	1,204
Dividends reinvested	–	–	–	–	21	63
Cost of shares redeemed(b)	(1,691,582)	(6,247)	–	–	–	(65,038)

Total Institutional Service Class	7,508,985	930,746	–	–	21	(63,771)

Institutional Class Shares
Proceeds from shares issued	205,919,955	266,180,822	6,788,712	3,915,332	28,689	1,297,020
Dividends reinvested	–	–	171,013	20	115,105	121,836
Cost of shares redeemed(b)	(140,385,616)	(104,688,039)	(328,476)	(74,742)	(9,119,160)	(5,441,068)

Total Institutional Class	65,534,339	161,492,783	6,631,249	3,840,610	(8,975,366)	(4,022,212)

Change in net assets from capital transactions:	$56,013,726	$138,887,863	$2,225,220	$(2,098,109)	$(16,572,065)	$(14,563,924)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund		Aberdeen Global Financial Services Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

SHARE TRANSACTIONS:
Class A Shares
Issued	4,333,642	7,803,979	100,362	81,209	170,209	401,980
Issued in conversion from Class B Shares(a)	84,307	–	70,816	–	73,907	–
Reinvested	–	–	40,218	43,615	24,156	20,194
Redeemed	(5,391,378)	(9,411,774)	(441,711)	(563,166)	(895,506)	(1,400,307)

Total Class A Shares	(973,429)	(1,607,795)	(230,315)	(438,342)	(627,234)	(978,133)

Class B Shares(a)
Issued	9	6,571	70	596	9	352
Reinvested	–	–	51	504	–	234
Redeemed in conversion to Class A Shares	(88,764)	–	(74,513)	–	(75,934)	–
Redeemed	(11,598)	(102,185)	(4,290)	(22,606)	(664)	(25,192)

Total Class B Shares	(100,353)	(95,614)	(78,682)	(21,506)	(76,589)	(24,606)

Class C Shares
Issued	351,332	855,494	25,083	20,716	19,327	23,568
Reinvested	–	–	1,442	2,080	1,644	777
Redeemed	(1,078,403)	(1,520,375)	(84,512)	(148,904)	(96,898)	(125,282)

Total Class C Shares	(727,071)	(664,881)	(57,987)	(126,108)	(75,927)	(100,937)

Class R Shares
Issued	142,766	126,977	9,607	14,477	67,525	34,075
Reinvested	–	–	41	31	88	31
Redeemed	(69,689)	(3,290)	(33,196)	(10,841)	(41,928)	(30,506)

Total Class R Shares	73,077	123,687	(23,548)	3,667	25,685	3,600

Institutional Service Class Shares
Issued	804,507	84,673	–	–	–	126
Reinvested	–	–	–	–	2	6
Redeemed	(147,286)	(585)	–	–	–	(6,352)

Total Institutional Service Class Shares	657,221	84,088	–	–	2	(6,220)

Institutional Class Shares
Issued	18,070,421	23,940,870	597,534	363,618	3,063	130,736
Reinvested	–	–	15,022	2	11,789	12,809
Redeemed	(12,287,187)	(9,504,592)	(28,269)	(7,292)	(936,428)	(551,322)

Total Institutional Class Shares	5,783,234	14,436,278	584,287	356,328	(921,576)	(407,777)

Total change in shares:	4,712,679	12,275,763	193,755	(225,961)	(1,675,639)	(1,514,073)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

Statements of Changes in Net Assets (continued)

	Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund		Aberdeen International Equity Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$688,163	$(106,529)	$827,675	$430,482	$9,742,780	$6,813,704
Net realized gain from investments and foreign currency transactions	5,409,612	11,719,932	2,423,263	1,999,970	16,619,083	20,557,987
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(5,158,881)	(2,910,229)	(2,590,442)	13,644,260	(20,187,708)	32,729,574

Change in net assets resulting from operations	938,894	8,703,174	660,496	16,074,712	6,174,155	60,101,265

Distributions to Shareholders From:
Net investment income:
Class A	(308,556)	–	(403,699)	–	(3,321,921)	(2,534,269)
Class B(a)	–	–	–	–	(6,990)	(73,675)
Class C	(9,762)	–	(167)	–	(485,026)	(498,324)
Class R	(42,186)	–	(1,100)	–	(207,988)	(175,723)
Institutional Service Class	(18,381)	–	(13)	–	(4,924,438)	(3,790,908)
Institutional Class	(120,195)	–	(28,827)	–	(315,466)	(195,173)

Change in net assets from shareholder distributions	(499,080)	–	(433,806)	–	(9,261,829)	(7,268,072)

Change in net assets from capital transactions	(33,903,184)	(6,448,883)	(1,857,885)	(6,511,848)	19,369,893	(10,198,553)

Change in net assets	(33,463,370)	2,254,291	(1,631,195)	9,562,864	16,282,219	42,634,640

Net Assets:
Beginning of year	93,961,200	91,706,909	56,096,646	46,533,782	415,153,801	372,519,161

End of year	$60,497,830	$93,961,200	$54,465,451	$56,096,646	$431,436,020	$415,153,801

Accumulated net investment income at end of year	$156,511	$–	$835,046	$433,804	$625,742	$679,446

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund		Aberdeen International Equity Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,079,034	$20,145,259	$1,764,595	$751,995	$61,212,989	$33,953,298
Proceeds from conversion of Class B Shares(a)	2,271,956	–	–	–	5,400,264	–
Dividends reinvested	257,914	–	382,671	–	2,799,950	2,119,531
Cost of shares redeemed(b)	(27,049,514)	(29,415,562)	(7,330,393)	(7,218,203)	(48,062,709)	(61,313,794)

Total Class A	(17,440,610)	(9,270,303)	(5,183,127)	(6,466,208)	21,350,494	(25,240,965)

Class B Shares(a)
Proceeds from shares issued	39,712	86,937	–	–	7,231	80,386
Dividends reinvested	–	–	–	–	3,847	40,756
Cost of shares converted to Class A Shares	(2,271,956)	–	–	–	(5,400,264)	–
Cost of shares redeemed(b)	(179,013)	(487,779)	–	–	(174,485)	(1,058,392)

Total Class B	(2,411,257)	(400,842)	–	–	(5,563,671)	(937,250)

Class C Shares
Proceeds from shares issued	1,684,967	4,044,078	101,255	22,159	2,736,654	3,404,135
Dividends reinvested	5,260	–	69	–	278,489	273,913
Cost of shares redeemed(b)	(8,009,642)	(3,538,787)	(28,494)	(82,344)	(10,857,494)	(10,045,905)

Total Class C	(6,319,415)	505,291	72,830	(60,185)	(7,842,351)	(6,367,857)

Class R Shares
Proceeds from shares issued	3,481,433	6,197,024	104,454	58,156	2,518,413	1,529,047
Dividends reinvested	7,297	–	1,027	–	182,256	160,190
Cost of shares redeemed(b)	(6,645,958)	(4,084,127)	(74,984)	(64,201)	(2,468,164)	(3,040,922)

Total Class R	(3,157,228)	2,112,897	30,497	(6,045)	232,505	(1,351,685)

Institutional Service Class Shares
Proceeds from shares issued	276,883	1,318,858	32,944	–	28,100,138	36,883,958
Dividends reinvested	17,913	–	13	–	4,754,995	3,531,867
Cost of shares redeemed(b)	(2,137,573)	(1,712,528)	–	–	(23,466,499)	(18,637,580)

Total Institutional Service Class	(1,842,777)	(393,670)	32,957	–	9,388,634	21,778,245

Institutional Class Shares
Proceeds from shares issued	2,059,660	3,742,119	3,179,530	20,590	4,591,897	14,205,737
Dividends reinvested	102,124	–	28,826	–	146,242	77,282
Cost of shares redeemed(b)	(4,893,681)	(2,744,375)	(19,398)	–	(2,933,857)	(12,362,060)

Total Institutional Class	(2,731,897)	997,744	3,188,958	20,590	1,804,282	1,920,959

Change in net assets from capital transactions:	$(33,903,184)	$(6,448,883)	$(1,857,885)	$(6,511,848)	$19,369,893	$(10,198,553)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

Statements of Changes in Net Assets (continued)

	Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund		Aberdeen International Equity Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

SHARE TRANSACTIONS:
Class A Shares
Issued	401,554	1,254,750	78,311	41,156	4,425,348	2,845,212
Issued in conversion from Class B Shares(a)	122,742	–	–	–	393,604	–
Reinvested	15,248	–	17,308	–	210,635	182,093
Redeemed	(1,547,878)	(1,866,781)	(324,406)	(407,124)	(3,601,056)	(5,136,183)

Total Class A Shares	(1,008,334)	(612,031)	(228,787)	(365,968)	1,428,531	(2,108,878)

Class B Shares(a)
Issued	2,382	5,612	–	–	570	7,052
Reinvested	–	–	–	–	306	3,728
Redeemed in conversion to Class A Shares	(128,857)	–	–	–	(416,602)	–
Redeemed	(10,678)	(32,657)	–	–	(13,858)	(94,319)

Total Class B Shares	(137,153)	(27,045)	–	–	(429,584)	(83,539)

Class C Shares
Issued	103,202	265,436	4,717	1,298	214,083	298,732
Reinvested	336	–	3	–	21,881	24,920
Redeemed	(478,707)	(234,969)	(1,360)	(4,894)	(846,435)	(886,735)

Total Class C Shares	(375,169)	30,467	3,360	(3,596)	(610,471)	(563,083)

Class R Shares
Issued	200,921	395,090	4,824	2,870	196,080	133,344
Reinvested	440	–	48	–	14,244	14,313
Redeemed	(386,853)	(261,763)	(3,398)	(3,895)	(192,596)	(265,055)

Total Class R Shares	(185,492)	133,327	1,474	(1,025)	17,728	(117,398)

Institutional Service Class Shares
Issued	15,223	79,540	1,508	–	2,042,298	3,048,925
Reinvested	1,045	–	1	–	351,492	297,435
Redeemed	(115,663)	(103,954)	–	–	(1,719,171)	(1,536,426)

Total Institutional Service Class Shares	(99,395)	(24,414)	1,509	–	674,619	1,809,934

Institutional Class Shares
Issued	118,557	224,555	146,166	1,068	341,778	1,125,544
Reinvested	5,947	–	1,304	–	10,803	6,534
Redeemed	(272,308)	(167,326)	(854)	–	(214,708)	(998,111)

Total Institutional Class Shares	(147,804)	57,229	146,616	1,068	137,873	133,967

Total change in shares:	(1,953,347)	(442,467)	(75,828)	(369,521)	1,218,696	(928,997)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Small Cap Fund		Aberdeen U.S. Equity Fund		Aberdeen U.S. Equity II Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$566,182	$(1,445,712)	$(77,743)	$(112,891)	$550,278	$(281,646)
Net realized gain from investments and foreign currency transactions	43,019,323	28,863,495	8,145,336	8,235,040	5,616,091	16,280,979
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(31,148,068)	24,227,630	19,367,423	(1,762,316)	1,903,441	3,350,114

Change in net assets resulting from operations	12,437,437	51,645,413	27,435,016	6,359,833	8,069,810	19,349,447

Distributions to Shareholders From:
Net investment income:
Class A	(819,955)	–	–	–	(466,761)	–
Class B(a)(b)(c)	(21,819)	–	–	–	(106)	–
Class C	(215,173)	–	–	–	(117)	–
Common Class(b)(c)	–	–	–	–	(95,539)	–
Class R	(32,088)	–	–	–	–	–
Institutional Service Class	(107,247)	–	–	–	–	–
Institutional Class	(379,506)	–	–	–	–	–

Change in net assets from shareholder distributions	(1,575,788)	–	–	–	(562,523)	–

Change in net assets from capital transactions	(79,199,217)	14,432,740	263,656,180	(20,263,095)	(22,718,762)	(18,040,701)

Change in net assets	(68,337,568)	66,078,153	291,091,196	(13,903,262)	(15,211,475)	1,308,746

Net Assets:
Beginning of year	249,452,110	183,373,957	41,635,334	55,538,596	85,328,626	84,019,880

End of year	$181,114,542	$249,452,110	$332,726,530	$41,635,334	$70,117,151	$85,328,626

Accumulated net investment loss at end of year	$–	$–	$–	$–	$1	$–

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Effective October 7, 2011, Class B & Common Class shares of the U.S. Equity Predecessor Fund were exchanged for Class A shares, and the Fund does not offer Class B and Common Class shares.
(c)	Effective October 7, 2011, Class B & Common Class shares of the U.S. Equity II Predecessor Fund were exchanged for Class A shares, and the Fund does not offer Class B and Common Class shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

Statements of Changes in Net Assets (continued)

	Aberdeen Small Cap Fund		Aberdeen U.S. Equity Fund		Aberdeen U.S. Equity II Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$19,064,682	$18,932,368	$8,122,688	$3,345,228	$3,449,039	$2,383,289
Proceeds from conversion of Class B Shares(a)	8,218,782	–	2,210,126	–	–	–
Proceeds of shares issued in connection with fund merger	–	33,989,158	165,677,933	–	12,479,061	–
Dividends reinvested	623,874	–	–	–	419,284	–
Cost of shares redeemed(d)	(62,250,180)	(58,477,196)	(21,852,691)	(15,154,873)	(20,643,953)	(11,397,451)

Total Class A	(34,342,842)	(5,555,670)	154,158,056	(11,809,645)	(4,296,569)	(9,014,162)

Class B Shares(a)
Proceeds from shares issued	22,453	84,894	11,402	35,864	219,666	69,399
Dividends reinvested	16,190	–	–	–	–	–
Cost of shares converted to Class A Shares	(8,218,782)	–	(2,210,126)	–	(1,491,139)	–
Cost of shares redeemed(d)	(643,471)	(1,550,319)	(266,882)	(973,142)	(1,034,356)	(1,457,844)

Total Class B	(8,823,610)	(1,465,425)	(2,465,606)	(937,278)	(2,305,829)	(1,388,445)

Class C Shares
Proceeds from shares issued	2,037,607	2,366,998	391,830	628,462	44,582	508,391
Proceeds of shares issued in connection with fund merger	–	4,972,375	901,712	–	–	–
Dividends reinvested	125,247	–	–	–	–	–
Cost of shares redeemed(d)	(17,271,994)	(16,897,273)	(3,691,611)	(4,438,479)	(3,345,036)	(3,434,585)

Total Class C	(15,109,140)	(9,557,900)	(2,398,069)	(3,810,017)	(3,300,454)	(2,926,194)

Common Class Shares
Proceeds from shares issued	–	–	–	–	411,928	702,862
Dividends reinvested	–	–	–	–	92,909	–
Cost of shares redeemed in connection with fund merger	–	–	–	–	(10,987,922)	–
Cost of shares redeemed	–	–	–	–	(2,332,825)	(5,414,762)

Total Common Class Shares	–	–	–	–	(12,815,910)	(4,711,900)

Class R Shares
Proceeds from shares issued	1,716,497	2,711,586	152,096	189,829	–	–
Dividends reinvested	6,062	–	–	–	–	–
Cost of shares redeemed(d)	(4,405,899)	(2,848,106)	(334,000)	(125,414)	–	–

Total Class R	(2,683,340)	(136,520)	(181,904)	64,415	–	–

Institutional Service Class Shares
Proceeds from shares issued	8,019,200	3,578,021	308,591	–	–	–
Proceeds of shares issued in connection with fund merger	–	–	115,255,456	–	–	–
Dividends reinvested	6,427	–	–	–	–	–
Cost of shares redeemed(d)	(6,303,847)	(7,866,800)	(723,863)	–	–	–

Total Institutional Service Class	1,721,780	(4,288,779)	114,840,184	–	–	–

Institutional Class Shares
Proceeds from shares issued	11,009,068	13,660,752	1,239,505	3,072,717	–	–
Dividends reinvested	298,918	–	–	–	–	–
Cost of shares redeemed(d)	(31,270,051)	(17,480,052)	(1,535,986)	(6,843,287)	–	–

Total Institutional Class	(19,962,065)	35,437,034	(296,481)	(3,770,570)	–	–

Change in net assets from capital transactions:	$(79,199,217)	$14,432,740	$263,656,180	$(20,263,095)	$(22,718,762)	$(18,040,701)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(d)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Small Cap Fund		Aberdeen U.S. Equity Fund		Aberdeen U.S. Equity II Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

SHARE TRANSACTIONS:
Class A Shares
Issued	1,278,537	1,515,401	838,105	408,831	277,720	225,733
Issued in conversion from Class B Shares(a)	518,209	–	227,613	–	–	–
Issued in connection with fund merger	–	2,757,674	20,007,315	–	1,084,730	–
Reinvested	40,704	–	–	–	36,172	–
Redeemed	(4,215,711)	(4,627,787)	(2,127,003)	(1,845,923)	(1,665,723)	(1,074,115)

Total Class A Shares	(2,378,261)	(354,712)	18,946,030	(1,437,092)	(267,101)	(848,382)

Class B Shares(a)
Issued	1,644	7,266	1,339	4,713	22,264	8,176
Reinvested	1,176	–	–	–	–	–
Redeemed in conversion to Class A Shares	(572,307)	–	(247,724)	–	(162,957)	–
Redeemed	(46,831)	(136,891)	(31,693)	(127,861)	(104,394)	(174,561)

Total Class B Shares	(616,318)	(129,625)	(278,078)	(123,148)	(245,087)	(166,385)

Class C Shares
Issued	146,778	204,620	45,998	81,798	4,252	62,692
Issued in connection with fund merger	–	442,642	117,968	–	–	–
Reinvested	9,005	–	–	–	–	–
Redeemed	(1,271,662)	(1,486,112)	(434,172)	(591,742)	(348,787)	(392,153)

Total Class C Shares	(1,115,879)	(838,850)	(270,206)	(509,944)	(344,535)	(329,461)

Common Class Shares
Issued	–	–	–	–	33,404	66,702
Reinvested	–	–	–	–	8,121	–
Redeemed in connection with fund merger	–	–	–	–	(966,879)	–
Redeemed	–	–	–	–	(191,669)	(522,050)

Total Common Class Shares	–	–	–	–	(1,117,023)	(455,348)

Class R Shares
Issued	120,944	229,387	17,502	24,011	–	–
Reinvested	421	–	–	–	–	–
Redeemed	(306,519)	(240,960)	(36,456)	(16,036)	–	–

Total Class R Shares	(185,154)	(11,573)	(18,954)	7,975	–	–

Institutional Service Class Shares
Issued	516,327	279,446	34,448	–	–	–
Issued in connection with fund merger	–	–	13,384,931	–	–	–
Reinvested	405	–	–	–	–	–
Redeemed	(431,406)	(621,826)	(323,120)	–	–	–

Total Institutional Service Class Shares	85,326	(342,380)	13,096,259	–	–	–

Institutional Class Shares
Issued	708,236	1,035,426	128,181	340,759	–	–
Issued in connection with fund merger	–	3,090,985	–	–	–	–
Reinvested	18,904	–	–	–	–	–
Redeemed	(2,036,807)	(1,335,699)	(158,658)	(785,849)	–	–

Total Institutional Class Shares	(1,309,667)	2,790,712	(30,477)	(445,090)	–	–

Total change in shares:	(5,519,953)	1,113,572	31,444,574	(2,507,299)	(1,973,746)	(1,799,576)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

This page intentionally left blank.

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund

		Investment Activities
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Asset Value, End of Period
Class A Shares
Period Ended October 31, 2011(g)	$10.00	$0.01	$(1.06)	$(1.05)	$8.95
Class C Shares
Period Ended October 31, 2011(g)	10.00	0.01	(1.08)	(1.07)	8.93
Class R Shares
Period Ended October 31, 2011(g)	10.00	0.02	(1.08)	(1.06)	8.94
Institutional Service Class Shares
Period Ended October 31, 2011(g)	10.00	0.04	(1.08)	(1.04)	8.96
Institutional Class Shares
Period Ended October 31, 2011(g)	10.00	0.04	(1.08)	(1.04)	8.96

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(10.50%)	$123	1.95%	0.43%	19.61%	1.68%

(10.70%)	9	2.70%	0.19%	20.48%	1.68%

(10.60%)	9	2.20%	0.69%	19.98%	1.68%

(10.40%)	9	1.70%	1.19%	19.48%	1.68%

(10.40%)	1,434	1.70%	1.19%	19.48%	1.68%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.

2011 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011(f)	$20.66	$0.21	$(1.91)	$(1.70)	$(0.16)	$–	$–	$(0.16)	$0.01	$18.81
Year Ended October 31, 2010(f)	16.40	0.14	4.21	4.35	(0.09)	–	–	(0.09)	–	20.66
Year Ended October 31, 2009	9.92	0.12	6.50	6.62	(0.12)	–	(0.02)	(0.14)	–	16.40
Year Ended October 31, 2008	37.00	0.10	(19.99)	(19.89)	(0.12)	(5.95)	(1.12)	(7.19)	–	9.92
Year Ended October 31, 2007(f)	15.86	0.01	22.07	22.08	(0.05)	(0.92)	–	(0.97)	0.03	37.00
Class C Shares
Year Ended October 31, 2011(f)	20.09	0.02	(1.80)	(1.78)	(0.02)	–	–	(0.02)	0.01	18.30
Year Ended October 31, 2010(f)	15.97	0.01	4.11	4.12	–	–	–	–	–	20.09
Year Ended October 31, 2009	9.69	0.04	6.31	6.35	(0.05)	–	(0.02)	(0.07)	–	15.97
Year Ended October 31, 2008	36.42	(0.11)	(19.53)	(19.64)	(0.02)	(5.95)	(1.12)	(7.09)	–	9.69
Year Ended October 31, 2007(f)	15.70	(0.16)	21.77	21.61	–	(0.92)	–	(0.92)	0.03	36.42
Class R Shares
Year Ended October 31, 2011(f)	20.46	0.14	(1.88)	(1.74)	(0.11)	–	–	(0.11)	0.01	18.62
Year Ended October 31, 2010(f)	16.26	0.17	4.10	4.27	(0.07)	–	–	(0.07)	–	20.46
Year Ended October 31, 2009	9.85	0.09	6.45	6.54	(0.11)	–	(0.02)	(0.13)	–	16.26
Year Ended October 31, 2008	36.78	–	(19.78)	(19.78)	(0.09)	(5.94)	(1.12)	(7.15)	–	9.85
Year Ended October 31, 2007(f)	15.79	(0.08)	21.97	21.89	(0.01)	(0.92)	–	(0.93)	0.03	36.78
Institutional Service Class Shares
Year Ended October 31, 2011(f)	20.73	0.22	(1.87)	(1.65)	(0.21)	–	–	(0.21)	0.01	18.88
Year Ended October 31, 2010(f)	16.44	0.18	4.25	4.43	(0.14)	–	–	(0.14)	–	20.73
Year Ended October 31, 2009	9.94	0.10	6.57	6.67	(0.15)	–	(0.02)	(0.17)	–	16.44
Year Ended October 31, 2008	37.11	0.08	(19.98)	(19.90)	(0.21)	(5.94)	(1.12)	(7.27)	–	9.94
Year Ended October 31, 2007(f)	15.88	0.06	22.14	22.20	(0.08)	(0.92)	–	(1.00)	0.03	37.11
Institutional Class Shares
Year Ended October 31, 2011(f)	20.74	0.25	(1.89)	(1.64)	(0.21)	–	–	(0.21)	0.01	18.90
Year Ended October 31, 2010(f)	16.49	0.18	4.21	4.39	(0.14)	–	–	(0.14)	–	20.74
Year Ended October 31, 2009	9.97	0.31	6.37	6.68	(0.14)	–	(0.02)	(0.16)	–	16.49
Year Ended October 31, 2008	37.18	0.20	(20.14)	(19.94)	(0.21)	(5.94)	(1.12)	(7.27)	–	9.97
Year Ended October 31, 2007(f)	15.91	0.07	22.17	22.24	(0.08)	(0.92)	–	(1.00)	0.03	37.18

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

(8.20%)	$25,086	1.89%	1.02%	2.12%	20.44%
26.58%	27,216	1.88%	0.77%	2.18%	27.91%
66.96%	20,812	1.86%	1.00%	2.75%	103.66%
(64.82%)	13,461	1.82%	0.47%	2.06%	122.49%
145.79%	61,791	1.88%	0.06%	1.88%	127.10%

(8.78%)	9,161	2.62%	0.11%	2.84%	20.44%
25.74%	14,438	2.62%	0.03%	2.90%	27.91%
65.61%	15,622	2.62%	0.20%	3.46%	103.66%
(65.08%)	7,261	2.56%	(0.32%)	2.79%	122.49%
143.94%	36,340	2.62%	(0.68%)	2.62%	127.10%

(8.44%)	930	2.20%	0.71%	2.43%	20.44%
26.30%	578	2.12%	0.95%	2.43%	27.91%
66.59%	151	2.10%	0.82%	2.96%	103.66%
(64.88%)	61	2.06%	0.19%	2.23%	122.49%
144.93%	430	2.13%	(0.27%)	2.13%	127.10%

(7.92%)	3,498	1.62%	1.08%	1.84%	20.44%
27.00%	5,138	1.62%	1.03%	1.91%	27.91%
67.29%	4,814	1.62%	1.24%	2.53%	103.66%
(64.72%)	4,058	1.56%	0.55%	1.78%	122.49%
146.46%	21,424	1.62%	0.20%	1.62%	127.10%

(7.91%)	1,247	1.62%	1.20%	1.84%	20.44%
26.73%	1,448	1.62%	0.98%	1.87%	27.91%
67.25%	3,391	1.62%	1.30%	2.57%	103.66%
(64.71%)	6,086	1.56%	0.86%	1.86%	122.49%
146.44%	17,182	1.63%	0.29%	1.63%	127.10%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2011 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011(f)	$19.62	$0.18	$(0.98)	$(0.80)	$(0.13)	$–	$–	$(0.13)	$0.01	$18.70
Year Ended October 31, 2010(f)	14.83	0.14	4.77	4.91	(0.12)	–	–	(0.12)	–	19.62
Year Ended October 31, 2009	9.41	0.10	5.41	5.51	(0.07)	–	(0.02)	(0.09)	–	14.83
Year Ended October 31, 2008	27.95	0.13	(14.75)	(14.62)	(0.08)	(3.17)	(0.67)	(3.92)	–	9.41
Year Ended October 31, 2007	17.82	0.06	12.90	12.96	(0.05)	(2.79)	–	(2.84)	0.01	27.95
Class C Shares
Year Ended October 31, 2011(f)	18.94	0.07	(0.94)	(0.87)	(0.03)	–	–	(0.03)	0.01	18.05
Year Ended October 31, 2010(f)	14.34	0.03	4.61	4.64	(0.04)	–	–	(0.04)	–	18.94
Year Ended October 31, 2009	9.10	0.10	5.14	5.24	–	–	–	–	–	14.34
Year Ended October 31, 2008	27.22	–	(14.29)	(14.29)	–	(3.17)	(0.66)	(3.83)	–	9.10
Year Ended October 31, 2007	17.49	(0.04)	12.55	12.51	–	(2.79)	–	(2.79)	0.01	27.22
Class R Shares
Year Ended October 31, 2011(f)	18.78	0.13	(0.94)	(0.81)	(0.09)	–	–	(0.09)	0.01	17.89
Year Ended October 31, 2010(f)	14.21	0.09	4.57	4.66	(0.09)	–	–	(0.09)	–	18.78
Year Ended October 31, 2009	9.03	0.11	5.13	5.24	(0.04)	–	(0.02)	(0.06)	–	14.21
Year Ended October 31, 2008	27.03	0.11	(14.19)	(14.08)	(0.08)	(3.17)	(0.67)	(3.92)	–	9.03
Year Ended October 31, 2007	17.32	0.03	12.48	12.51	(0.02)	(2.79)	–	(2.81)	0.01	27.03

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

(4.02%)	$240,717	1.78%	0.93%	1.79%	13.02%
33.26%	180,228	1.79%	0.84%	1.95%	15.30%
58.67%	104,513	1.77%	0.89%	2.27%	92.99%
(59.99%)	28,684	1.70%	0.61%	1.77%	104.15%
82.20%	102,204	1.76%	0.31%	1.77%	70.09%

(4.52%)	11,354	2.42%	0.35%	2.44%	13.02%
32.37%	9,352	2.42%	0.17%	2.58%	15.30%
57.63%	6,453	2.42%	0.65%	3.13%	92.99%
(60.26%)	7,905	2.38%	(0.01%)	2.46%	104.15%
81.04%	21,994	2.42%	(0.35%)	2.43%	70.09%

(4.21%)	4,527	2.07%	0.67%	2.09%	13.02%
32.84%	4,497	2.05%	0.57%	2.21%	15.30%
58.08%	3,057	2.17%	0.94%	2.85%	92.99%
(60.03%)	2,031	1.84%	0.79%	2.06%	104.15%
81.85%	1,819	1.98%	0.16%	1.98%	70.09%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2011 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011(g)	$11.35	$(0.20)	$0.02	$(0.18)	$–	$–	$–	$–	$11.17
Year Ended October 31, 2010(g)	10.66	(0.18)	0.87	0.69	–	–	–	–	11.35
Year Ended October 31, 2009	10.47	(0.16)	0.35	0.19	–	–	–	–	10.66
Year Ended October 31, 2008	11.89	(0.02)	(1.38)	(1.40)	(0.01)	(0.01)	(0.02)	–	10.47
Year Ended October 31, 2007(g)	10.30	0.14	1.62	1.76	(0.17)	–	(0.17)	–	11.89
Class C Shares
Year Ended October 31, 2011(g)	8.16	(0.20)	0.01	(0.19)	–	–	–	–	7.97
Year Ended October 31, 2010(g)	7.71	(0.19)	0.64	0.45	–	–	–	–	8.16
Year Ended October 31, 2009	7.62	(0.17)	0.26	0.09	–	–	–	–	7.71
Year Ended October 31, 2008	8.71	(0.07)	(1.02)	(1.09)	–	–	–	–	7.62
Year Ended October 31, 2007(g)	7.59	0.05	1.19	1.24	(0.12)	–	(0.12)	–	8.71
Class R Shares
Year Ended October 31, 2011(g)	11.08	(0.23)	0.03	(0.20)	–	–	–	–	10.88
Year Ended October 31, 2011(g)	10.43	(0.22)	0.87	0.65	–	–	–	–	11.08
Year Ended October 31, 2009	10.26	(0.18)	0.35	0.17	–	–	–	–	10.43
Year Ended October 31, 2008	11.69	(0.02)	(1.40)	(1.42)	–	(0.01)	(0.01)	–	10.26
Year Ended October 31, 2007(g)	10.11	0.09	1.60	1.69	(0.11)	–	(0.11)	–	11.69
Institutional Service Class Shares
Year Ended October 31, 2011(g)	11.47	(0.21)	0.04	(0.17)	–	–	–	–	11.30
Period Ended October 31, 2010(g)(h)	10.79	(0.10)	0.78	0.68	–	–	–	–	11.47
Institutional Class Shares
Year Ended October 31, 2011(g)	11.48	(0.17)	0.02	(0.15)	–	–	–	–	11.33
Year Ended October 31, 2010(g)	10.75	(0.15)	0.88	0.73	–	–	–	–	11.48
Year Ended October 31, 2009	10.53	(0.14)	0.36	0.22	–	–	–	–	10.75
Year Ended October 31, 2008	11.94	0.01	(1.38)	(1.37)	(0.03)	(0.01)	(0.04)	–	10.53
Year Ended October 31, 2007(g)	10.34	0.15	1.65	1.80	(0.20)	–	(0.20)	–	11.94

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Dividend Expense (e)	Portfolio Turnover (f)

(1.58%)	$93,352	2.32%	(1.75%)	2.40%	0.63%	62.65%
6.57%	105,897	2.15%	(1.61%)	2.15%	0.43%	152.09%
1.81%	116,575	2.29%	(1.56%)	3.01%	0.55%	359.27%
(11.77%)	90,320	2.14%	(0.29%)	2.60%	0.41%	574.27%
17.26%	45,037	2.53%	1.25%	2.69%	0.69%	608.98%

(2.33%)	17,345	3.04%	(2.47%)	3.13%	0.62%	62.65%
5.84%	23,685	2.88%	(2.35%)	2.88%	0.43%	152.09%
1.18%	27,523	3.01%	(2.27%)	3.75%	0.55%	359.27%
(12.49%)	31,287	2.87%	(0.95%)	3.33%	0.41%	574.27%
16.44%	24,768	3.24%	0.57%	3.39%	0.69%	608.98%

(1.81%)	2,245	2.61%	(2.07%)	2.68%	0.67%	62.65%
6.23%	1,477	2.51%	(2.05%)	2.51%	0.51%	152.09%
1.66%	100	2.51%	(1.78%)	3.22%	0.55%	359.27%
(12.18%)	76	2.46%	(0.93%)	3.30%	0.41%	574.27%
16.78%	1	2.88%	0.85%	3.08%	0.69%	608.98%

(1.48%)	8,380	2.37%	(1.90%)	2.40%	0.77%	62.65%
6.30%	965	2.04%	(1.53%)	2.04%	0.43%	152.09%

(1.31%)	382,920	2.06%	(1.50%)	2.14%	0.64%	62.65%
6.79%	321,696	1.88%	(1.36%)	1.88%	0.43%	152.09%
2.09%	146,026	1.98%	(1.30%)	2.60%	0.55%	359.27%
(11.55%)	14,230	1.86%	0.09%	2.25%	0.41%	574.27%
17.60%	23,894	2.25%	1.40%	2.43%	0.69%	608.98%

(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	For the period from November 2, 2009 (commencement of operations) through October 31, 2010.

2011 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011(f)	$11.00	$0.22	$0.13	$0.35	$(0.21)	$–	$(0.21)	$–	$11.14
Year Ended October 31, 2010(f)	9.82	0.16	1.19	1.35	(0.17)	–	(0.17)	–	11.00
Year Ended October 31, 2009(f)	8.54	0.15	1.28	1.43	(0.15)	–	(0.15)	–	9.82
Year Ended October 31, 2008	15.37	0.05	(6.84)	(6.79)	(0.03)	(0.01)	(0.04)	–	8.54
Year Ended October 31, 2007	11.62	–	3.77	3.77	(0.03)	–	(0.03)	0.01	15.37
Class C Shares
Year Ended October 31, 2011(f)	10.50	0.13	0.13	0.26	(0.13)	–	(0.13)	–	10.63
Year Ended October 31, 2010(f)	9.39	0.08	1.14	1.22	(0.11)	–	(0.11)	–	10.50
Year Ended October 31, 2009(f)	8.17	0.10	1.22	1.32	(0.10)	–	(0.10)	–	9.39
Year Ended October 31, 2008	14.78	(0.09)	(6.52)	(6.61)	–	–	–	–	8.17
Year Ended October 31, 2007	11.22	(0.07)	3.62	3.55	–	–	–	0.01	14.78
Class R Shares
Year Ended October 31, 2011(f)	10.65	0.18	0.13	0.31	(0.18)	–	(0.18)	–	10.78
Year Ended October 31, 2010(f)	9.51	0.14	1.16	1.30	(0.16)	–	(0.16)	–	10.65
Year Ended October 31, 2009(f)	8.27	0.13	1.24	1.37	(0.13)	–	(0.13)	–	9.51
Year Ended October 31, 2008	14.91	0.02	(6.63)	(6.61)	(0.02)	(0.01)	(0.03)	–	8.27
Year Ended October 31, 2007	11.30	–	3.62	3.62	(0.02)	–	(0.02)	0.01	14.91
Institutional Class Shares
Year Ended October 31, 2011(f)	11.01	0.26	0.12	0.38	(0.24)	–	(0.24)	–	11.15
Year Ended October 31, 2010(f)	9.82	0.13	1.26	1.39	(0.20)	–	(0.20)	–	11.01
Period from July 1, 2009 through October 31, 2009(f)(g)	8.38	0.03	1.44	1.47	(0.03)	–	(0.03)	–	9.82
Period from November 1, 2008 through April 22, 2009(f)(g)	8.67	0.09	(1.31)	(1.22)	(0.05)	–	(0.05)	–	7.40
Year Ended October 31, 2008	15.61	0.07	(6.94)	(6.87)	(0.06)	(0.01)	(0.07)	–	8.67
Year Ended October 31, 2007	11.78	0.03	3.84	3.87	(0.05)	–	(0.05)	0.01	15.61

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

3.12%	$25,480	1.61%	1.89%	1.83%	25.44%
13.97%	27,691	1.61%	1.56%	1.96%	23.44%
17.13%	29,014	1.64%	1.88%	2.58%	155.38%
(44.28%)	28,598	1.52%	0.36%	1.71%	241.73%
32.61%	61,525	1.58%	0.02%	1.58%	257.25%

2.43%	2,437	2.32%	1.18%	2.54%	25.44%
13.17%	3,017	2.32%	0.85%	2.67%	23.44%
16.35%	3,880	2.32%	1.22%	3.25%	155.38%
(44.72%)	5,218	2.25%	(0.40%)	2.38%	241.73%
31.73%	21,935	2.32%	(0.80%)	2.32%	257.25%

2.85%	595	1.82%	1.59%	2.04%	25.44%
13.82%	838	1.82%	1.46%	2.18%	23.44%
16.88%	714	1.83%	1.68%	2.78%	155.38%
(44.42%)	762	1.77%	0.15%	2.00%	241.73%
32.16%	1,048	1.84%	(0.70%)	1.85%	257.25%

3.40%	10,491	1.32%	2.29%	1.54%	25.44%
14.35%	3,925	1.32%	1.30%	1.69%	23.44%
17.49%	1	1.32%	1.01%	2.19%	155.38%
(14.05%)	–	1.32%	2.60%	2.25%	155.38%
(44.16%)	1	1.26%	0.62%	1.42%	241.73%
33.01%	2	1.32%	0.26%	1.32%	257.25%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no shareholders in the class for the period from April 23, 2009 though June 30, 2009. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.

2011 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Financial Services Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011(f)	$10.52	$0.15	$(1.61)	$(1.46)	$(0.16)	$–	$–	$(0.16)	$–	$8.90
Year Ended October 31, 2010(f)	9.32	0.07	1.22	1.29	(0.09)	–	–	(0.09)	–	10.52
Year Ended October 31, 2009	8.15	0.08	1.16	1.24	(0.07)	–	–	(0.07)	–	9.32
Year Ended October 31, 2008	16.61	0.18	(7.18)	(7.00)	(0.17)	(1.28)	(0.01)	(1.46)	–	8.15
Year Ended October 31, 2007	15.68	0.22	1.55	1.77	(0.18)	(0.67)	–	(0.85)	0.01	16.61
Class C Shares
Year Ended October 31, 2011(f)	10.24	0.09	(1.56)	(1.47)	(0.11)	–	–	(0.11)	–	8.66
Year Ended October 31, 2010(f)	9.07	0.02	1.19	1.21	(0.04)	–	–	(0.04)	–	10.24
Year Ended October 31, 2009	7.94	0.04	1.12	1.16	(0.03)	–	–	(0.03)	–	9.07
Year Ended October 31, 2008	16.26	0.09	(7.01)	(6.92)	(0.11)	(1.28)	(0.01)	(1.40)	–	7.94
Year Ended October 31, 2007	15.36	0.14	1.48	1.62	(0.06)	(0.67)	–	(0.73)	0.01	16.26
Class R Shares
Year Ended October 31, 2011(f)	10.31	0.14	(1.57)	(1.43)	(0.15)	–	–	(0.15)	–	8.73
Year Ended October 31, 2010(f)	9.14	0.06	1.19	1.25	(0.08)	–	–	(0.08)	–	10.31
Year Ended October 31, 2009	8.00	0.07	1.14	1.21	(0.07)	–	–	(0.07)	–	9.14
Year Ended October 31, 2008	16.33	0.13	(7.01)	(6.88)	(0.16)	(1.28)	(0.01)	(1.45)	–	8.00
Year Ended October 31, 2007	15.40	0.19	1.50	1.69	(0.10)	(0.67)	–	(0.77)	0.01	16.33
Institutional Service Class Shares
Year Ended October 31, 2011(f)	10.60	0.19	(1.60)	(1.41)	(0.20)	–	–	(0.20)	–	8.99
Period from July 19, 2010 through October 31, 2010(f)(g)	9.22	(0.06)	1.49	1.43	(0.05)	–	–	(0.05)	–	10.60
Period from November 1, 2009 through April 22, 2010(f)(g)	9.40	0.04	0.81	0.85	(0.01)	–	–	(0.01)	–	10.24
Year Ended October 31, 2009	8.21	0.38	0.91	1.29	(0.10)	–	–	(0.10)	–	9.40
Year Ended October 31, 2008	16.71	0.24	(7.25)	(7.01)	(0.20)	(1.28)	(0.01)	(1.49)	–	8.21
Year Ended October 31, 2007	15.77	0.25	1.57	1.82	(0.22)	(0.67)	–	(0.89)	0.01	16.71
Institutional Class Shares
Year Ended October 31, 2011(f)	10.61	0.19	(1.59)	(1.40)	(0.20)	–	–	(0.20)	–	9.01
Year Ended October 31, 2010(f)	9.39	0.10	1.24	1.34	(0.12)	–	–	(0.12)	–	10.61
Year Ended October 31, 2009	8.21	0.12	1.16	1.28	(0.10)	–	–	(0.10)	–	9.39
Year Ended October 31, 2008	16.71	0.24	(7.25)	(7.01)	(0.20)	(1.28)	(0.01)	(1.49)	–	8.21
Year Ended October 31, 2007	15.77	0.25	1.57	1.82	(0.22)	(0.67)	–	(0.89)	0.01	16.71

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Financial Services Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

(13.96%)	$12,117	1.55%	1.51%	2.05%	4.70%
13.94%	20,929	1.56%	0.78%	1.84%	55.27%
15.60%	27,653	1.58%	1.08%	2.11%	55.49%
(45.62%)	28,317	1.56%	1.83%	1.68%	121.39%
11.73%	25,266	1.50%	1.34%	1.50%	167.95%

(14.45%)	1,779	2.19%	0.86%	2.69%	4.70%
13.37%	2,880	2.19%	0.17%	2.47%	55.27%
14.81%	3,468	2.19%	0.55%	2.74%	55.49%
(45.99%)	4,918	2.26%	1.10%	2.38%	121.39%
10.96%	4,414	2.18%	0.68%	2.19%	167.95%

(13.96%)	461	1.71%	1.41%	2.21%	4.70%
13.79%	280	1.72%	0.67%	2.01%	55.27%
15.38%	216	1.61%	0.85%	2.13%	55.49%
(45.66%)	97	1.76%	1.39%	1.89%	121.39%
11.39%	101	1.82%	1.40%	1.83%	167.95%

(13.65%)	1	1.19%	1.88%	1.69%	4.70%

15.50%	1	1.19%	(2.16%)	1.63%	55.27%

9.04%	65	1.19%	0.92%	1.42%	55.27%
16.11%	59	1.17%	2.19%	1.80%	55.49%
(45.45%)	966	1.28%	2.01%	1.37%	121.39%
12.03%	1,727	1.19%	1.58%	1.20%	167.95%

(13.73%)	160	1.19%	1.82%	1.69%	4.70%
14.45%	9,964	1.19%	1.07%	1.47%	55.27%
15.99%	12,655	1.19%	1.59%	1.75%	55.49%
(45.45%)	16,305	1.27%	2.04%	1.37%	121.39%
12.03%	26,653	1.20%	1.56%	1.21%	167.95%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no shareholders in the class for the period from April 23, 2010 through July 18, 2010. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

2011 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011(f)	$16.60	$0.17	$(0.41)	$(0.24)	$(0.13)	$–	$(0.13)	$–	$16.23
Year Ended October 31, 2010(f)	15.02	(0.01)	1.59	1.58	–	–	–	–	16.60
Year Ended October 31, 2009	12.69	0.06	2.34	2.40	(0.05)	(0.02)	(0.07)	–	15.02
Year Ended October 31, 2008	25.35	0.03	(8.14)	(8.11)	(0.06)	(4.49)	(4.55)	–	12.69
Year Ended October 31, 2007	20.31	(0.03)	7.88	7.85	–	(2.82)	(2.82)	0.01	25.35
Class C Shares
Year Ended October 31, 2011(f)	15.86	0.04	(0.38)	(0.34)	(0.02)	–	(0.02)	–	15.50
Year Ended October 31, 2010(f)	14.44	(0.10)	1.52	1.42	–	–	–	–	15.86
Year Ended October 31, 2009	12.24	(0.02)	2.25	2.23	(0.01)	(0.02)	(0.03)	–	14.44
Year Ended October 31, 2008	24.70	(0.15)	(7.82)	(7.97)	–	(4.49)	(4.49)	–	12.24
Year Ended October 31, 2007	19.98	(0.17)	7.70	7.53	–	(2.82)	(2.82)	0.01	24.70
Class R Shares
Year Ended October 31, 2011(f)	16.36	0.13	(0.40)	(0.27)	(0.10)	–	(0.10)	–	15.99
Year Ended October 31, 2010(f)	14.82	(0.03)	1.57	1.54	–	–	–	–	16.36
Year Ended October 31, 2009	12.53	0.04	2.31	2.35	(0.04)	(0.02)	(0.06)	–	14.82
Year Ended October 31, 2008	25.10	(0.01)	(8.04)	(8.05)	(0.03)	(4.49)	(4.52)	–	12.53
Year Ended October 31, 2007	20.19	(0.06)	7.78	7.72	–	(2.82)	(2.82)	0.01	25.10
Institutional Service Class Shares
Year Ended October 31, 2011(f)	16.81	0.19	(0.38)	(0.19)	(0.19)	–	(0.19)	–	16.43
Year Ended October 31, 2010(f)	15.15	0.05	1.61	1.66	–	–	–	–	16.81
Year Ended October 31, 2009	12.81	0.10	2.36	2.46	(0.10)	(0.02)	(0.12)	–	15.15
Year Ended October 31, 2008	25.53	0.10	(8.23)	(8.13)	(0.10)	(4.49)	(4.59)	–	12.81
Year Ended October 31, 2007	20.39	–	7.95	7.95	–	(2.82)	(2.82)	0.01	25.53
Institutional Class Shares
Year Ended October 31, 2011(f)	16.85	0.23	(0.42)	(0.19)	(0.19)	–	(0.19)	–	16.47
Year Ended October 31, 2010(f)	15.19	0.05	1.61	1.66	–	–	–	–	16.85
Year Ended October 31, 2009	12.83	0.13	2.34	2.47	(0.09)	(0.02)	(0.11)	–	15.19
Year Ended October 31, 2008	25.57	0.09	(8.24)	(8.15)	(0.10)	(4.49)	(4.59)	–	12.83
Year Ended October 31, 2007	20.41	0.02	7.95	7.97	–	(2.82)	(2.82)	0.01	25.57

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

(1.45%)	$34,936	1.45%	0.96%	1.49%	6.30%
10.52%	52,490	1.42%	(0.05%)	1.42%	105.24%
19.03%	56,663	1.56%	0.42%	1.76%	90.12%
(39.68%)	43,189	1.33%	0.01%	1.33%	137.42%
43.54%	38,497	1.44%	(0.19%)	1.44%	188.25%

(2.17%)	8,353	2.13%	0.24%	2.16%	6.30%
9.83%	14,501	2.08%	(0.69%)	2.08%	105.24%
18.29%	12,758	2.16%	(0.19%)	2.37%	90.12%
(40.10%)	8,224	2.04%	(0.69%)	2.05%	137.42%
42.55%	14,273	2.16%	(0.90%)	2.16%	188.25%

(1.69%)	5,677	1.67%	0.73%	1.71%	6.30%
10.39%	8,841	1.60%	(0.20%)	1.60%	105.24%
18.85%	6,034	1.66%	0.32%	1.87%	90.12%
(39.80%)	4,135	1.56%	(0.19%)	1.58%	137.42%
43.11%	2,704	1.73%	(0.52%)	1.73%	188.25%

(1.18%)	1,564	1.12%	1.09%	1.16%	6.30%
10.96%	3,271	1.08%	0.30%	1.08%	105.24%
19.45%	3,318	1.16%	0.80%	1.36%	90.12%
(39.52%)	2,119	1.06%	0.27%	1.08%	137.42%
43.92%	1,339	1.19%	0.04%	1.19%	188.25%

(1.17%)	9,968	1.12%	1.32%	1.16%	6.30%
10.93%	12,686	1.08%	0.33%	1.08%	105.24%
19.51%	10,567	1.16%	0.85%	1.38%	90.12%
(39.54%)	15,710	1.04%	0.33%	1.06%	137.42%
43.99%	20,768	1.16%	0.11%	1.16%	188.25%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2011 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares(g)
Year Ended October 31, 2011	$21.67	$0.31	$(0.14)	$0.17	$(0.16)	$–	$(0.16)	$–	$21.68
Year Ended October 31, 2010	15.73	0.16	5.78	5.94	–	–	–	–	21.67
Year Ended October 31, 2009	13.16	(0.01)	2.71	2.70	(0.08)	(0.05)	(0.13)	–	15.73
Year Ended October 31, 2008	26.02	0.08	(12.75)	(12.67)	(0.19)	–	(0.19)	–	13.16
Year Ended October 31, 2007	23.19	0.15	2.68	2.83	–	–	–	–	26.02
Class C Shares
Year Ended October 31, 2011	20.47	0.17	(0.16)	0.01	(0.02)	–	(0.02)	–	20.46
Year Ended October 31, 2010	14.97	0.02	5.48	5.50	–	–	–	–	20.47
Year Ended October 31, 2009	12.57	(0.08)	2.56	2.48	(0.03)	(0.05)	(0.08)	–	14.97
Year Ended October 31, 2008	24.84	(0.08)	(12.19)	(12.27)	–	–	–	–	12.57
Year Ended October 31, 2007	22.31	(0.06)	2.59	2.53	–	–	–	–	24.84
Class R Shares(h)
Year Ended October 31, 2011	20.98	0.24	(0.13)	0.11	(0.14)	–	(0.14)	–	20.95
Year Ended October 31, 2010	15.26	0.09	5.63	5.72	–	–	–	–	20.98
Year Ended October 31, 2009	12.76	(0.02)	2.60	2.58	(0.03)	(0.05)	(0.08)	–	15.26
Year Ended October 31, 2008	25.23	0.02	(12.37)	(12.35)	(0.12)	–	(0.12)	–	12.76
Year Ended October 31, 2007	22.54	0.05	2.64	2.69	–	–	–	–	25.23
Institutional Service Class Shares
Year Ended October 31, 2011	21.60	0.24	0.11	0.35	(0.21)	–	(0.21)	–	21.74
Year Ended October 31, 2010	15.74	0.20	5.66	5.86	–	–	–	–	21.60
Period Ended October 31, 2009(i)	16.23	(0.01)	(0.48)	(0.49)	–	–	–	–	15.74
Institutional Class Shares
Year Ended October 31, 2011	21.69	0.38	(0.14)	0.24	(0.21)	–	(0.21)	–	21.72
Year Ended October 31, 2010	15.75	0.21	5.73	5.94	–	–	–	–	21.69
Period Ended October 31, 2009(j)	13.91	–	1.84	1.84	–	–	–	–	15.75

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Excludes sales charge.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

0.76%	$50,797	1.56%	1.38%	2.04%	21.77%
37.76%	55,746	1.55%	0.88%	2.35%	36.05%
20.80%	46,225	1.55%	(0.09%)	2.60%	184.14%
(49.01%)	15,101	1.56%	0.37%	2.57%	139.00%
12.20%	37,316	1.65%	0.58%	2.21%	98.00%

0.04%	240	2.30%	0.79%	2.74%	21.77%
36.74%	171	2.30%	0.13%	3.09%	36.05%
19.96%	179	2.30%	(0.66%)	3.67%	184.14%
(49.40%)	184	2.31%	(0.41%)	3.33%	139.00%
11.34%	502	2.40%	(0.24%)	2.96%	98.00%

0.53%	184	1.85%	1.09%	2.34%	21.77%
37.48%	153	1.80%	0.50%	2.60%	36.05%
20.45%	127	1.82%	(0.16%)	3.37%	184.14%
(49.14%)	224	1.81%	0.11%	2.90%	139.00%
11.93%	841	1.90%	0.23%	2.46%	98.00%

0.98%	34	1.30%	1.11%	1.80%	21.77%
38.06%	1	1.30%	1.13%	2.02%	36.05%
(3.02%)	1	1.42%	(0.38%)	1.45%	184.14%

1.03%	3,210	1.30%	1.70%	1.74%	21.77%
37.78%	25	1.30%	1.09%	2.15%	36.05%
13.23%	1	1.35%	(0.07%)	1.96%	184.14%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Prior to July 20, 2009, these shares were the Common Shares of the Global Small Predecessor Fund.
(h)	Prior to July 20, 2009, these shares were the Advisor Shares of the Global Small Predecessor Fund.
(i)	For the period from September 16, 2009 (commencement of operations) through October 31, 2009.
(j)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

2011 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011(f)	$13.02	$0.30	$(0.04)	$0.26	$(0.28)	$–	$–	$(0.28)	$–	$13.00
Year Ended October 31, 2010(f)	11.37	0.21	1.66	1.87	(0.22)	–	–	(0.22)	–	13.02
Year Ended October 31, 2009(f)	9.36	0.18	2.00	2.18	(0.17)	–	–	(0.17)	–	11.37
Year Ended October 31, 2008	18.87	0.11	(9.02)	(8.91)	(0.09)	(0.49)	(0.02)	(0.60)	–	9.36
Year Ended October 31, 2007	13.35	0.03	6.02	6.05	(0.03)	(0.50)	–	(0.53)	–	18.87
Class C Shares
Year Ended October 31, 2011(f)	12.38	0.19	(0.03)	0.16	(0.19)	–	–	(0.19)	–	12.35
Year Ended October 31, 2010(f)	10.84	0.12	1.58	1.70	(0.16)	–	–	(0.16)	–	12.38
Year Ended October 31, 2009(f)	8.93	0.12	1.90	2.02	(0.11)	–	–	(0.11)	–	10.84
Year Ended October 31, 2008	18.10	0.01	(8.64)	(8.63)	(0.03)	(0.49)	(0.02)	(0.54)	–	8.93
Year Ended October 31, 2007	12.90	(0.05)	5.75	5.70	–	(0.50)	–	(0.50)	–	18.10
Class R Shares
Year Ended October 31, 2011(f)	12.51	0.25	(0.01)	0.24	(0.26)	–	–	(0.26)	–	12.49
Year Ended October 31, 2010(f)	10.95	0.18	1.59	1.77	(0.21)	–	–	(0.21)	–	12.51
Year Ended October 31, 2009(f)	9.02	0.07	2.02	2.09	(0.16)	–	–	(0.16)	–	10.95
Year Ended October 31, 2008	18.24	0.09	(8.73)	(8.64)	(0.07)	(0.49)	(0.02)	(0.58)	–	9.02
Year Ended October 31, 2007	12.95	–	5.82	5.82	(0.03)	(0.50)	–	(0.53)	–	18.24
Institutional Service Class Shares
Year Ended October 31, 2011(f)	13.26	0.33	(0.04)	0.29	(0.30)	–	–	(0.30)	–	13.25
Year Ended October 31, 2010(f)	11.58	0.24	1.69	1.93	(0.25)	–	–	(0.25)	–	13.26
Year Ended October 31, 2009(f)	9.54	0.13	2.12	2.25	(0.21)	–	–	(0.21)	–	11.58
Year Ended October 31, 2008	19.19	0.15	(9.18)	(9.03)	(0.11)	(0.49)	(0.02)	(0.62)	–	9.54
Year Ended October 31, 2007	13.55	0.07	6.12	6.19	(0.05)	(0.50)	–	(0.55)	–	19.19
Institutional Class Shares
Year Ended October 31, 2011(f)	13.30	0.34	(0.03)	0.31	(0.32)	–	–	(0.32)	–	13.29
Year Ended October 31, 2010(f)	11.59	0.29	1.65	1.94	(0.23)	–	–	(0.23)	–	13.30
Year Ended October 31, 2009(f)	9.53	0.24	2.03	2.27	(0.21)	–	–	(0.21)	–	11.59
Year Ended October 31, 2008	19.19	0.15	(9.19)	(9.04)	(0.11)	(0.49)	(0.02)	(0.62)	–	9.53
Year Ended October 31, 2007	13.55	0.08	6.11	6.19	(0.05)	(0.50)	–	(0.55)	–	19.19

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

1.96%	$158,454	1.57%	2.22%	1.57%	22.15%
16.73%	140,052	1.57%	1.73%	1.58%	22.61%
23.64%	146,312	1.59%	1.95%	1.87%	135.26%
(48.64%)	179,247	1.48%	0.86%	1.55%	138.64%
46.74%	163,800	1.57%	0.21%	1.57%	135.54%

1.29%	28,322	2.24%	1.48%	2.24%	22.15%
15.88%	35,944	2.24%	1.06%	2.25%	22.61%
22.91%	37,587	2.24%	1.30%	2.52%	135.26%
(49.02%)	44,374	2.19%	0.11%	2.25%	138.64%
45.59%	61,851	2.26%	(0.46%)	2.26%	135.54%

1.87%	10,395	1.75%	1.97%	1.75%	22.15%
16.39%	10,195	1.74%	1.55%	1.75%	22.61%
23.49%	10,209	1.75%	0.66%	1.86%	135.26%
(48.79%)	720	1.71%	0.58%	1.78%	138.64%
46.37%	725	1.80%	(0.17%)	1.80%	135.54%

2.19%	219,773	1.37%	2.38%	1.37%	22.15%
16.91%	211,007	1.36%	1.98%	1.36%	22.61%
24.04%	163,396	1.28%	1.23%	1.39%	135.26%
(48.54%)	11,548	1.18%	1.09%	1.34%	138.64%
47.13%	7,256	1.24%	0.47%	1.24%	135.54%

2.32%	14,491	1.24%	2.50%	1.24%	22.15%
16.97%	12,669	1.24%	2.41%	1.23%	22.61%
24.22%	9,484	1.24%	2.47%	1.51%	135.26%
(48.48%)	7,809	1.17%	1.09%	1.28%	138.64%
47.13%	9,125	1.24%	0.54%	1.24%	135.54%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2011 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Capital Contri- butions from Advisor/ Custodian	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011(f)	$13.65	$0.04	$0.47	$0.51	$(0.10)	$–	$–	$(0.10)	$–	$–	$14.06
Year Ended October 31, 2010(f)	10.77	(0.07)	2.95	2.88	–	–	–	–	–	–	13.65
Year Ended October 31, 2009	9.63	0.01	1.14	1.15	–	–	(0.01)	(0.01)	–	–	10.77
Year Ended October 31, 2008	22.50	0.06	(8.54)	(8.48)	(0.05)	(4.34)	–	(4.39)	–	–	9.63
Year Ended October 31, 2007	21.30	0.03	2.16	2.19	(0.13)	(0.89)	–	(1.02)	0.02	0.01	22.50
Class C Shares
Year Ended October 31, 2011(f)	12.42	(0.05)	0.42	0.37	(0.06)	–	–	(0.06)	–	–	12.73
Year Ended October 31, 2010(f)	9.86	(0.14)	2.70	2.56	–	–	–	–	–	–	12.42
Year Ended October 31, 2009	8.86	(0.10)	1.10	1.00	–	–	–	–	–	–	9.86
Year Ended October 31, 2008	21.16	(0.06)	(7.90)	(7.96)	–	(4.34)	–	(4.34)	–	–	8.86
Year Ended October 31, 2007	20.14	(0.12)	2.03	1.91	(0.03)	(0.89)	–	(0.92)	0.02	0.01	21.16
Class R Shares
Year Ended October 31, 2011(f)	12.84	0.03	0.42	0.45	(0.08)	–	–	(0.08)	–	–	13.21
Year Ended October 31, 2010(f)	10.16	(0.09)	2.77	2.68	–	–	–	–	–	–	12.84
Year Ended October 31, 2009	9.07	(0.04)	1.13	1.09	–	–	–	–	–	–	10.16
Year Ended October 31, 2008	21.51	0.02	(8.08)	(8.06)	(0.04)	(4.34)	–	(4.38)	–	–	9.07
Year Ended October 31, 2007	20.43	(0.01)	2.05	2.04	(0.10)	(0.89)	–	(0.99)	0.02	0.01	21.51
Institutional Service Class Shares
Year Ended October 31, 2011(f)	14.10	0.06	0.51	0.57	(0.11)	–	–	(0.11)	–	–	14.56
Year Ended October 31, 2010(f)	11.10	(0.04)	3.04	3.00	–	–	–	–	–	–	14.10
Year Ended October 31, 2009	9.89	0.02	1.23	1.25	–	–	(0.04)	(0.04)	–	–	11.10
Year Ended October 31, 2008	22.97	0.11	(8.77)	(8.66)	(0.08)	(4.34)	–	(4.42)	–	–	9.89
Year Ended October 31, 2007	21.72	0.08	2.19	2.27	(0.16)	(0.89)	–	(1.05)	0.02	0.01	22.97
Institutional Class Shares
Year Ended October 31, 2011(f)	14.07	0.10	0.47	0.57	(0.11)	–	–	(0.11)	–	–	14.53
Year Ended October 31, 2010(f)	11.08	(0.03)	3.02	2.99	–	–	–	–	–	–	14.07
Year Ended October 31, 2009	9.90	0.04	1.18	1.22	–	–	(0.04)	(0.04)	–	–	11.08
Year Ended October 31, 2008	22.99	0.12	(8.79)	(8.67)	(0.08)	(4.34)	–	(4.42)	–	–	9.90
Year Ended October 31, 2007	21.73	0.13	2.17	2.30	(0.18)	(0.89)	–	(1.07)	0.02	0.01	22.99

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

3.65%		$92,187	1.44%	0.28%	1.59%	41.48%
26.74%		121,975	1.35%	(0.57%)	1.65%	24.37%
12.02%		100,062	1.35%	(0.09%)	2.02%	146.24%
(45.56%)		231,150	1.40%	0.34%	1.52%	158.57%
10.60	%(g)	760,257	1.34%	0.16%	1.34%	214.83%

2.94%		35,391	2.11%	(0.33%)	2.26%	41.48%
25.96%		48,374	2.04%	(1.27%)	2.35%	24.37%
11.29%		46,698	2.04%	(0.83%)	2.75%	146.24%
(45.97%)		66,081	2.10%	(0.36%)	2.21%	158.57%
9.79	%(g)	242,038	2.05%	(0.56%)	2.05%	214.83%

3.45%		3,336	1.65%	0.18%	1.80%	41.48%
26.38%		5,622	1.55%	(0.78%)	1.85%	24.37%
12.02%		4,563	1.45%	(0.35%)	2.17%	146.24%
(45.71%)		4,825	1.59%	0.11%	1.74%	158.57%
10.28	%(g)	9,193	1.62%	(0.15%)	1.62%	214.83%

4.00%		15,100	1.12%	0.40%	1.26%	41.48%
27.03%		13,422	1.04%	(0.31%)	1.35%	24.37%
12.79%		14,358	0.77%	0.35%	1.49%	146.24%
(45.44%)		14,009	1.11%	0.65%	1.24%	158.57%
10.77	%(g)	39,345	1.14%	0.38%	1.14%	214.83%

4.01%		35,100	1.11%	0.67%	1.26%	41.48%
26.99%		52,428	1.04%	(0.20%)	1.29%	24.37%
12.47%		10,354	1.04%	0.23%	1.76%	146.24%
(45.43%)		26,454	1.09%	0.71%	1.24%	158.57%
10.88	%(g)	70,111	1.04%	0.36%	1.05%	214.83%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	Includes payment from the Investment Adviser/Custodian which increased the total return by 0.07%.

2011 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011(f)	$8.64	$(0.01)	$0.41	$0.40	$–	$–	$–	$9.04
Year Ended October 31, 2010(f)	7.60	(0.01)	1.05	1.04	–	–	–	8.64
Year Ended October 31, 2009	6.49	(0.02)	1.13	1.11	–	–	–	7.60
Year Ended October 31, 2008	12.36	(0.07)	(4.04)	(4.11)	(1.76)	(1.76)	–	6.49
Year Ended October 31, 2007	9.57	(0.08)	2.87	2.79	–	–	–	12.36
Class C Shares
Year Ended October 31, 2011(f)	8.02	(0.06)	0.38	0.32	–	–	–	8.34
Year Ended October 31, 2010(f)	7.10	(0.05)	0.97	0.92	–	–	–	8.02
Year Ended October 31, 2009	6.09	(0.06)	1.07	1.01	–	–	–	7.10
Year Ended October 31, 2008	11.80	(0.13)	(3.82)	(3.95)	(1.76)	(1.76)	–	6.09
Year Ended October 31, 2007	9.19	(0.15)	2.76	2.61	–	–	–	11.80
Class R Shares
Year Ended October 31, 2011(f)	8.31	(0.01)	0.37	0.36	–	–	–	8.67
Year Ended October 31, 2010(f)	7.32	(0.02)	1.01	0.99	–	–	–	8.31
Year Ended October 31, 2009	6.23	–	1.09	1.09	–	–	–	7.32
Year Ended October 31, 2008	11.97	(0.08)	(3.90)	(3.98)	(1.76)	(1.76)	–	6.23
Year Ended October 31, 2007	9.29	(0.10)	2.78	2.68	–	–	–	11.97
Institutional Service Class Shares
Period Ended October 31, 2011(f)(g)	8.61	–	0.79	0.79	–	–	–	9.40
Institutional Class Shares
Year Ended October 31, 2011(f)	8.96	0.03	0.41	0.44	–	–	–	9.40
Year Ended October 31, 2010(f)	7.85	0.03	1.08	1.11	–	–	–	8.96
Year Ended October 31, 2009	6.67	0.01	1.17	1.18	–	–	–	7.85
Year Ended October 31, 2008	12.64	(0.02)	(4.19)	(4.21)	(1.76)	(1.76)	–	6.67
Year Ended October 31, 2007	9.75	(0.04)	2.93	2.89	–	–	–	12.64

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

4.63%	$196,095	1.41%	(0.07%)	1.70%	48.65%
13.68%	23,810	1.56%	(0.06%)	1.73%	29.02%
17.10%	31,871	1.59%	(0.23%)	2.06%	173.05%
(38.63%)	39,294	1.52%	(0.63%)	1.59%	364.06%
29.29%	84,973	1.50%	(0.69%)	1.51%	334.26%

3.99%	9,364	2.19%	(0.65%)	2.44%	48.65%
12.96%	11,179	2.21%	(0.71%)	2.37%	29.02%
16.58%	13,512	2.21%	(0.85%)	2.69%	173.05%
(39.18%)	16,889	2.21%	(1.32%)	2.29%	364.06%
28.40%	34,820	2.21%	(1.40%)	2.21%	334.26%

4.33%	865	1.70%	(0.15%)	1.95%	48.65%
13.52%	986	1.71%	(0.23%)	1.88%	29.02%
17.50%	811	1.34%	0.01%	1.82%	173.05%
(38.83%)	922	1.71%	(0.83%)	1.80%	364.06%
28.85%	1,734	1.81%	(1.02%)	1.81%	334.26%

9.18%	123,074	0.90%	0.00%	1.13%	48.65%

4.91%	3,330	1.19%	0.35%	1.44%	48.65%
14.14%	3,446	1.21%	0.32%	1.37%	29.02%
17.69%	6,518	1.21%	0.19%	1.68%	173.05%
(38.56%)	4,200	1.21%	(0.30%)	1.30%	364.06%
29.64%	4,736	1.21%	(0.39%)	1.22%	334.26%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 7, 2011 (commencement of operations) through October 31, 2011.

2011 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity II Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011(g)	$11.51	$0.11	$1.05	$1.16	$(0.10)	$–	$–	$(0.10)	$–	$12.57
Year Ended October 31, 2010	9.22	(0.03)	2.32	2.29	–	–	–	–	–	11.51
Year Ended October 31, 2009	9.32	(0.01)	(0.08)	(0.09)	–	–	(0.01)	(0.01)	–	9.22
Year Ended October 31, 2008	22.57	0.01	(5.60)	(5.59)	–	(7.66)	–	(7.66)	–	9.32
Year Ended October 31, 2007	24.44	(0.08)	2.18	2.10	(0.11)	(3.86)	–	(3.97)	–	22.57
Class C Shares
Year Ended October 31, 2011(g)	9.06	–	0.85	0.85	(0.01)	–	–	(0.01)	–	9.90
Year Ended October 31, 2010	7.31	(0.08)	1.83	1.75	–	–	–	–	–	9.06
Year Ended October 31, 2009	7.44	(0.06)	(0.07)	(0.13)	–	–	–	–	–	7.31
Year Ended October 31, 2008	19.80	(0.07)	(4.63)	(4.70)	–	(7.66)	–	(7.66)	–	7.44
Year Ended October 31, 2007	21.97	(0.22)	1.92	1.70	(0.01)	(3.86)	–	(3.87)	–	19.80

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity II Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

10.12%	$68,352	1.33%	0.85%	1.72%	199.37%
24.84%	65,650	1.55%	(0.24%)	1.67%	322.00%
(1.01%)	60,426	1.55%	(0.14%)	1.85%	423.00%
(34.44%)	79,414	1.47%	0.10%	1.47%	195.00%
9.61%	169,076	1.35%	(0.38%)	1.35%	262.00%

9.39%	1,765	2.11%	0.01%	2.47%	199.37%
23.94%	4,736	2.30%	(0.99%)	2.42%	322.00%
(1.73%)	6,232	2.30%	(0.91%)	2.60%	423.00%
(34.95%)	6,318	2.23%	(0.66%)	2.23%	195.00%
8.74%	15,305	2.10%	(1.14%)	2.10%	262.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Credit Suisse Large Cap Blend II Fund (“U.S. Equity II Predecessor Fund”) was reorganized into Aberdeen U.S. Equity II Fund on October 7, 2011. Information presented for the periods prior to October 7, 2011 reflects the U.S. Equity II Predecessor Fund.

2011 Annual Report

Notes to Financial Statements

October 31, 2011

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2011, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2011, the Trust operated twenty-six (26) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the twelve (12) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia-Pacific Smaller Companies Fund (“Asia-Pacific Smaller Companies Fund”)
–	Aberdeen China Opportunities Fund (“China Opportunities Fund”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)
–	Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)
–	Aberdeen Global Equity Fund (“Global Equity Fund”)
–	Aberdeen Global Financial Services Fund (“Global Financial Services Fund”)
–	Aberdeen Global Natural Resources Fund (“Global Natural Resources Fund”) (formerly Aberdeen Natural Resources Fund)
–	Aberdeen Global Small Cap Fund (“Global Small Cap Fund”)
–	Aberdeen International Equity Fund (“International Equity Fund”)
–	Aberdeen Small Cap Fund (“Small Cap Fund”)
–	Aberdeen U.S. Equity Fund (“U.S. Equity Fund”) (formerly Aberdeen U.S. Equity I Fund)
–	Aberdeen U.S. Equity II Fund (“U.S. Equity II Fund”)

Asia-Pacific Smaller Companies Fund commenced operations on June 28, 2011.

On July 12, 2010, the Aberdeen Small Cap Fund acquired the assets and assumed the liabilities of the Small Cap Fund, a series of Pacific Capital Funds (the “Small Cap Predecessor Fund”). The Aberdeen Small Cap Fund is considered the accounting survivor of the reorganization and accordingly, the Small Cap Predecessor Fund assumed the October 31 fiscal year end of the Aberdeen Small Cap Fund.

In connection with the reorganization, the Small Cap Predecessor Fund’s Class A, Class B, Class C and Class Y shares were exchanged for Class A, Class A, Class C and Institutional Class shares of the Aberdeen Small Cap Fund, respectively.

The following is a summary of the net assets that were exchanged and net asset value per share issued as of July 12, 2010:

	Shares Issued of the Small Cap Fund	Net Assets Reorganized from the Small Cap Predecessor Fund	Net Asset Value Per Share Issued of the Small Cap Fund
Class A	2,741,415	$33,788,760	$12.33
Class B	16,259	200,398	12.33
Class C	442,642	4,972,375	11.23
Institutional Class	3,090,985	39,256,334	12.70

On October 7, 2011, the U.S. Equity II Fund, which had not yet commenced operations, acquired the assets and assumed the liabilities of the Credit Suisse Large Cap Blend II Fund (the “U.S. Equity II Predecessor Fund”). The U.S. Equity II Predecessor Fund is considered the accounting survivor of the reorganization, and accordingly, certain financial history of the U.S. Equity II Predecessor Fund is included in these financial statements.

In connection with the reorganization, the U.S. Equity II Predecessor Fund’s Class A, Class B, Class C, and Common Class shares were converted into Class A, Class A, Class C, and Class A shares of the U.S. Equity II Fund, respectively.

Annual Report 2011

Notes to Financial Statements (continued)

October 31, 2011

The following is a summary of the net assets converted and net asset value per share issued as of October 7, 2011.

	Shares Issued of the Aberdeen U.S. Equity II Fund	Net Assets Reorganized from the Aberdeen U.S. Equity II Predecessor Fund	Net Asset Value Per Shares Issued of the Aberdeen U.S. Equity II Fund
Class A	4,450,942	$51,205,179	$11.50
Class B	129,616	1,491,139	11.50
Common Class	955,113	10,987,922	11.50
Class C	179,741	1,629,503	9.07

On October 7, 2011, the U.S. Equity Fund, which had not yet commenced operations, acquired the assets and assumed the liabilities of the Credit Suisse Large Cap Blend Fund (“the U.S. Equity Predecessor Fund”) and Aberdeen U.S. Equity Fund (the “Second U.S. Equity Predecessor Fund”). The Second U.S. Equity Predecessor Fund is considered the accounting survivor of the reorganization, and accordingly, certain financial history of the Second U.S. Equity Predecessor Fund is included in these financial statements.

In connection with the reorganization, the U.S. Equity Predecessor Fund’s Class A, Class B, Class C, and Common Class shares were converted into Class A, Class A, Class C, and Institutional Service class shares of the U.S. Equity Fund, respectively, and the Second U.S. Equity Predecessor Fund’s Class A, Class C, Class R, Institutional Service and Institutional Class shares were converted into Class A, Class C, Class R, Institutional Service and Institutional Class shares of the U.S. Equity Fund, respectively.

The following is a summary of the net assets converted and net asset value per share issued as of October 7, 2011.

	Shares Issued of the Aberdeen U.S. Equity Fund	Net Assets Reorganized from the Aberdeen U.S. Equity Predecessor Fund	Net Asset Value Per Shares Issued of the Aberdeen U.S. Equity Fund
Aberdeen U.S. Equity Fund
Class A	2,102,122	17,407,251	8.28
Class C	1,022,819	7,818,094	7.64
Class R	100,134	795,792	7.95
Institutional Service Class	–	–	–
Institutional Class	372,463	3,207,208	8.61
Credit Suisse Large Cap Blend Fund
Class A	16,596,077	164,501,673	8.28
Class B	124,616	1,176,260	8.28
Common Class	11,695,787	115,255,456	8.61
Class C	95,822	901,712	7.64

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent

2011 Annual Report

Notes to Financial Statements (continued)

October 31, 2011

pricing service approved by the Trust’s Board of Trustees is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Management has concluded there is no significant effect on the value of the portfolio due to the change in methodology. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds’ equity securities that are traded on a foreign exchange or market which closes prior to the Funds’ Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Funds’ Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets. For the year ended October 31, 2011, other than described above, there have been no significant changes to the valuation procedures approved by the Board.

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3- significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Annual Report 2011

Notes to Financial Statements (continued)

October 31, 2011

Generally, equity securities valued at the last quoted sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade are categorized as Level 1 securities. Securities valued at fair value by applying a valuation factor are generally categorized as Level 2. The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2011:

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	Total ($)
Aberdeen Asia-Pacific Smaller Companies Fund
Investments in Securities
Common Stock	245,079	1,267,044	1,512,123

	245,079	1,267,044	1,512,123

Aberdeen China Opportunities Fund
Investments in Securities
Common Stock	1,886,938	37,574,264	39,461,202
Repurchase Agreement	–	239,000	239,000

	1,886,938	37,813,264	39,700,202

Aberdeen Emerging Markets Fund
Investments in Securities
Common Stock	60,648,621	147,224,994	207,873,615
Preferred Stock	29,572,046	11,525,087	41,097,133
Repurchase Agreement	–	8,808,000	8,808,000

	90,220,667	167,558,081	257,778,748

Aberdeen Equity Long-Short Fund
Investments in Securities
Common Stock-Long Positions	381,657,675	–	381,657,675
Common Stock-Short Positions	(133,350,081)	–	(133,350,081)
Exchange Traded Funds-Short Positions	(37,382,654)	–	(37,382,654)
Repurchase Agreement	–	113,818,000	113,818,000

	210,924,940	113,818,000	324,742,940

Aberdeen Global Equity Fund
Investments in Securities
Common Stock	12,693,005	22,617,561	35,310,566
Preferred Stock	2,180,917	1,002,930	3,183,847
Repurchase Agreement	–	484,000	484,000

	14,873,922	24,104,491	38,978,413

Aberdeen Global Financial Services Fund
Investments in Securities
Common Stock	6,392,519	11,085,179	17,477,698
Preferred Stock	1,481,662	–	1,481,662

	7,874,181	11,085,179	18,959,360

2011 Annual Report

Notes to Financial Statements (continued)

October 31, 2011

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	Total ($)
Aberdeen Global Natural Resources Fund
Investments in Securities
Common Stock	30,770,512	29,293,702	60,064,214
Repurchase Agreement	–	680,000	680,000

	30,770,512	29,973,702	60,744,214

Aberdeen Global Small Cap Fund
Investments in Securities
Common Stock	15,387,137	36,443,162	51,830,299
Preferred Stock	1,207,528	–	1,207,528
Repurchase Agreement	–	1,020,000	1,020,000

	16,594,665	37,463,162	54,057,827

Aberdeen International Equity Fund
Investments in Securities
Common Stock	50,130,612	332,313,300	382,443,912
Preferred Stock	23,552,907	16,301,243	39,854,150
Repurchase Agreement	–	12,849,000	12,849,000

	73,683,519	361,463,543	435,147,062

Aberdeen Small Cap Fund
Investments in Securities
Common Stock	181,112,599	–	181,112,599
Repurchase Agreement	–	2,349,000	2,349,000

	181,112,599	2,349,000	183,461,599

Aberdeen U.S. Equity Fund
Investments in Securities
Common Stock	328,946,719	–	328,946,719
Repurchase Agreement	–	5,254,000	5,254,000

	328,946,719	5,254,000	334,200,719

Aberdeen U.S. Equity II Fund
Investments in Securities
Common Stock	69,172,958	–	69,172,958
Repurchase Agreement	–	938,000	938,000

	69,172,958	938,000	70,110,958

*	For the year ended October 31, 2011, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

There were no Level 3 securities held in the Funds during the year ended October 31, 2011. For detailed descriptions, see the accompanying Statements of Investments.

For the year ended October 31, 2011, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase

Annual Report 2011

Notes to Financial Statements (continued)

October 31, 2011

transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but whose resale in the U.S. is permitted only in limited circumstances.

(d)	Foreign Currency Translation

Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies with the Statement of Operations.

(e)	Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forwards prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. For the year ended October 31, 2011, the Funds did not hold any Forward contracts.

(f)	Short Sales

During the period, the Equity Long-Short Fund engaged in short-selling of portfolio securities. Certain of the Funds are authorized to engage in short selling of portfolio securities, which obligates a Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(g)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(h)	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds, except for the Global Small Cap Fund, for which distributions from net income are declared and paid annually. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

2011 Annual Report

Notes to Financial Statements (continued)

October 31, 2011

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(i)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(j)	Earnings Credits

Each Fund’s custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. Subadvisers manage a portion of certain of the Fund’s investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. The Subadviser(s) for the Funds are as follows:

Fund	Subadviser
Asia-Pacific Smaller Companies Fund	Aberdeen Asset Management Asia Limited (“AAMAL”)
China Opportunities Fund	AAMAL and Aberdeen Asset Management Investment Services Limited (“AAMISL”)
Emerging Markets Fund	AAMAL and AAMISL
Global Equity Fund	AAMAL and AAMISL
Global Small Cap Fund	AAMAL and AAMISL
International Equity Fund	AAMAL and AAMISL

The Equity Long-Short Fund, Global Financial Services Fund, Global Natural Resources Fund, Small Cap Fund, U.S. Equity Fund and U.S. Equity II Fund are not currently managed by a subadviser.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia-Pacific Smaller Companies Fund	Up to $500 million	1.30%
	$500 million up to $2 billion	1.25%
	On $2 billion and more	1.15%
China Opportunities Fund	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Emerging Markets Fund	Up to $500 million	1.05%
	$500 million up to $2 billion	1.00%
	On $2 billion and more	0.95%

Annual Report 2011

Notes to Financial Statements (continued)

October 31, 2011

Fund	Fee Schedule
Equity Long-Short Fund (a)	Up to $1 billion	1.15%
	On $1 billion and more	1.00%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Financial Services Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Natural Resources Fund	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
Global Small Cap Fund	Up to $100 million	1.25%
	On $100 million and more	1.00%
International Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Small Cap Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%
U.S. Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Equity II Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%

(a)	The Adviser had agreed to waive an amount equal to 0.25% from its management fee. On December 7, 2010, the Board of Trustees approved the termination of this voluntary waiver, effective February 28, 2011, and management fees were reduced to the amounts indicated above from 1.50% on assets up to $250 million and 1.25% on assets above $250 million.

From such fees, pursuant to the sub-advisory agreements, the Adviser pays fees to the subadvisers, if any. For the year ended October 31, 2011, the Adviser paid the following amounts to the subadvisers:

Fund	Subadviser	Amount
Asia-Pacific Smaller Companies Fund	AAMAL	$6,555
China Opportunities Fund	AAMAL	–
	AAMISL	–
Emerging Markets Fund	AAMAL	–
	AAMISL	–
Global Equity Fund	AAMAL	–
	AAMISL	339,636
Global Small Cap Fund	AAMAL	–
	AAMISL	682,509
International Equity Fund	AAMAL	–
	AAMISL	–

2011 Annual Report

Notes to Financial Statements (continued)

October 31, 2011

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses, 12b-1 fees, administrative services fees and extraordinary expenses), that accrue daily, from exceeding the amounts listed below:

	Effective Through	Limit
Asia-Pacific Smaller Companies Fund	2/27/2013	1.70%
China Opportunities Fund	2/27/2013	1.62%
Emerging Markets Fund	2/27/2013	1.42%
Equity Long-Short Fund (a)	2/27/2013	1.40%
Global Equity Fund	2/27/2013	1.32%
Global Financial Services Fund	2/27/2013	1.19%
Global Natural Resources Fund	2/27/2013	1.16%
Global Small Cap Fund (b)	2/27/2013	1.30%
International Equity Fund	2/27/2013	1.24%
Small Cap Fund	2/27/2013	1.15%
U.S. Equity Fund	10/10/2013	0.90%
U.S. Equity II Fund	10/10/2013	0.90%

(a)	Prior to February 28, 2011, the Adviser had agreed to waive an amount equal to 0.25% from its management fee. On December 7, 2010, the Board of Trustees approved the termination of this voluntary waiver, effective February 28, 2011, and reduced the management fee to 1.15% on assets up to $1 billion and 1.00% on assets of more than $1 billion.
(b)	Administrative service fees were not excluded from the expense limitation amount for the Global Small Cap Fund prior to July 20, 2011.

Prior to February 28, 2011, the Equity Long-Short Fund and Small Cap Fund were subject to an Expense Limitation Agreement that limited operating expenses from exceeding the amounts listed below. Effective February 28, 2011, the Expense Limitation Agreement limits changed to the amounts listed above.

	Effective Through	Class A Shares	Class B Shares(b)	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
Equity Long-Short Fund (a)	2/27/2011	1.70%	2.45%	2.45%	1.95%	1.45%	1.45%
Small Cap Fund	2/27/2011	1.29%	2.04%	2.04%	1.54%	1.04%	1.04%

(a)	Prior to February 28, 2011, the Adviser had agreed to waive an amount equal to 0.25% from its management fee. On December 7, 2010, the Board of Trustees approved the termination of this voluntary waiver and a reduction in the management fee.
(b)	Effective February 25, 2011, all Class B shares were converted to Class A shares.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 (except for the Global Small Cap Fund, which is prior to July 20, 2011) unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis.

For fees waived after March 1, 2011 (July 20, 2011 for Global Small Cap Fund) no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

Annual Report 2011

Notes to Financial Statements (continued)

October 31, 2011

As of October 31, 2011, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2009 (expires 10/31/12)		Amount Fiscal Year 2010 (expires 10/31/13)	Amount Fiscal Year 2011 (expires 10/31/14)	Total**
Asia-Pacific Smaller Companies Fund	$–		$–	$97,496	$97,496
China Opportunities Fund	344,363		124,703	113,122	582,188
Emerging Markets Fund	356,084		227,462	39,632	623,178
Equity Long-Short Fund	257,339		–	–	257,339
Global Equity Fund	289,932		117,768	89,842	497,542
Global Financial Services Fund	219,149		109,374	131,978	460,501
Global Natural Resources Fund	157,788		–	23,135	180,923
Global Small Cap Fund	75,801	*	411,769	263,692	751,262
International Equity Fund	149,965		33,211	–	183,176
Small Cap Fund	1,440,795		607,252	355,279	2,403,326
U.S. Equity Fund	260,071		81,398	157,356	498,825
U.S. Equity II Fund	–		–	44,430	44,430

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009. For the period November 1, 2008 through July 19, 2009, the Global Small Cap Predecessor Fund received voluntary fee waivers from its adviser totaling $486,400. This amount is not subject to future repayment by the Fund.
**	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured the following amounts for which they previously reimbursed the Funds:

Fund	Amount Paid to AAMI
Asia-Pacific Smaller Companies Fund	$–
China Opportunities Fund	–
Emerging Markets Fund	5,873
Equity Long-Short Fund	458,297
Global Equity Fund	–
Global Financial Services Fund	–
Global Natural Resources Fund	–
Global Small Cap Fund	–
International Equity Fund	371,464
Small Cap Fund	–
U.S. Equity Fund	–
U.S. Equity II Fund	–

At October 31, 2011, the Funds had liabilities payable to the Adviser for recapture of previously reimbursed expenses as follows:

Fund	Amount to AAMI
Asia-Pacific Smaller Companies Fund	$–
China Opportunities Fund	–
Emerging Markets Fund	11,698
Equity Long-Short Fund	109,192
Global Equity Fund	–

2011 Annual Report

Notes to Financial Statements (continued)

October 31, 2011

Fund	Amount to AAMI
Global Financial Services Fund	$–
Global Natural Resources Fund	–
Global Small Cap Fund	–
International Equity Fund	147,314
Small Cap Fund	–
U.S. Equity Fund	–
U.S. Equity II Fund	–

Amounts listed as “–” are $0 or round to $0

(b)	Fund Administration

Under the terms of the Fund Administration agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to an annual minimum fee.

(c)	Sub-Administrator and Fund Accountant

Aberdeen has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) whereby State Street assists Aberdeen in providing certain of the administration services for the Funds, including certain fund accounting services. For its services, State Street receives an asset-based fee plus certain out-of-pocket expenses.

(d)	Transfer Agent

Prior to June 6, 2011, Citi Fund Services Ohio, Inc. (“Citi”) provided transfer agent and dividend reimbursement agent services, pursuant to a Services Agreement. Effective June 6, 2011 Boston Financial Data Services, Inc. (“BFDS”) replaced Citi as Transfer Agent to the Funds.

(e)	Distributor

The Trust and Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares(a)(b)	Class C Shares(a)	Class R Shares
Asia-Pacific Smaller Companies Fund	0.25%	N/A	1.00%	0.50%
China Opportunities Fund	0.25%	1.00%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	1.00%	0.50%
Equity Long-Short Fund	0.25%	1.00%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	1.00%	0.50%
Global Financial Services Fund	0.25%	1.00%	1.00%	0.50%
Global Natural Resources Fund	0.25%	1.00%	1.00%	0.50%
Global Small Cap Fund	0.25%	N/A	1.00%	0.50%

Annual Report 2011

Notes to Financial Statements (continued)

October 31, 2011

Fund	Class A Shares	Class B Shares(a)(b)	Class C Shares(a)	Class R Shares
International Equity Fund	0.25%	1.00%	1.00%	0.50%
Small Cap Fund	0.25%	1.00%	1.00%	0.50%
U.S. Equity Fund	0.25%	N/A	1.00%	0.50%
U.S. Equity II Fund	0.25%	N/A	1.00%	0.50%

(a)	0.25% of which is service fees
(b)	Effective February 25, 2011, all Class B shares were converted to Class A shares.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares. Prior to February 25, 2011 when all Class B shares were converted to Class A shares, the Distributor also received the proceeds of CDSCs of up to 5% on certain redemptions of Class B shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 5.75%, 1.00% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase), and, prior to February 25, 2011, 4.00% on Class B shares of the series of the Trust (on the maximum deferred sales charge of 5%). For the year ended October 31, 2011, AFD retained commissions of $484,653 from front-end sales charges of Class A shares and from CDSC fees from Class B, Class C (and certain Class A) shares of the Trust.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds. The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2011 were as follows:

Fund	Amount
Asia-Pacific Smaller Companies Fund	$–
China Opportunities Fund	7,074
Emerging Markets Fund	209,592
Equity Long-Short Fund	42,312
Global Equity Fund	9,845
Global Financial Services Fund	19,407
Global Natural Resources Fund	39,800
Global Small Cap Fund	24,855
International Equity Fund	411,078
Small Cap Fund	89,946
U.S. Equity Fund	21,885
U.S. Equity II Fund	–

Amounts listed as “–” are $0 or round to $0.

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the U.S. Equity Fund and U.S. Equity II Fund). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

2011 Annual Report

Notes to Financial Statements (continued)

October 31, 2011

For the year ended October 31, 2011, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia-Pacific Smaller Companies Fund	$–	$–	$–	$–	$–	$–
China Opportunities Fund	11,316	553	5,366	329	1,710	609
Emerging Markets Fund	113,566	224	6,676	2,835	–	–
Equity Long-Short Fund	33,146	51	6,480	639	1,535	121,890
Global Equity Fund	18	–	2	–	–	7
Global Financial Services Fund	1,308	12	192	42	–	526
Global Natural Resources Fund	6,684	54	1,851	1,279	317	1,803
Global Small Cap Fund	2,495	–	11	8	–	145
International Equity Fund	6,043	61	1,291	402	8,665	530
Small Cap Fund	8,391	125	3,049	323	1,103	3,496
U.S. Equity Fund	2,454	14	322	31	1,103	121
U.S. Equity II Fund	882	–	–	156	–	–

Amounts listed as “–” are $0 or round to $0.

For the year ended October 31, 2010, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
China Opportunities Fund	$3,185	$2	$3,060	$2	$494	$329
Emerging Markets Fund	37,639	4	154	182	–	–
Equity Long-Short Fund	123,914	–	4,337	–	–	126,106
Global Equity Fund	683	2	96	–	–	–
Global Financial Services Fund	2,688	–	104	1	4	60
Global Natural Resources Fund	25,878	7	1,630	699	1,714	3,456
Global Small Cap Fund	336	–	–	–	–	–
International Equity Fund	14,942	190	628	458	6,273	10,370
Small Cap Fund	10,010	2	3,698	231	1,339	570
U.S. Equity Fund	692	5	3	6	–	539

Amounts listed as “–” are $0 or round to $0.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2011, were as follows:

Fund	Purchases	Sales
Asia-Pacific Smaller Companies Fund	$1,708,864	$26,167
China Opportunities Fund	10,082,337	17,354,478
Emerging Markets Fund	98,613,997	26,759,252
Equity Long-Short Fund	285,366,706	229,766,219
Global Equity Fund	13,440,761	10,163,284
Global Financial Services Fund	1,240,908	13,420,835
Global Natural Resources Fund	4,969,969	38,463,671

Annual Report 2011

Notes to Financial Statements (continued)

October 31, 2011

Fund	Purchases	Sales
Global Small Cap Fund	12,684,233	13,659,104
International Equity Fund	109,350,933	94,401,784
Small Cap Fund	97,114,587	179,469,958
U.S. Equity Fund	29,972,191	42,223,259
U.S. Equity II Fund	159,999,037	180,248,847

6. Portfolio Investment Risks

(a)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b)	Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by a Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of October 31, 2011, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia-Pacific Smaller Companies Fund	$1,688,639	$21,930	$(198,446)	$(176,516)
China Opportunities Fund	33,300,369	8,021,598	(1,621,765)	6,399,833
Emerging Markets Fund	224,288,449	38,860,703	(5,370,404)	33,490,299
Equity Long-Short Fund	479,818,333	29,736,785	(14,079,443)	15,657,342
Global Equity Fund	33,562,964	5,844,801	(429,352)	5,415,449
Global Financial Services Fund	19,064,803	1,398,538	(1,503,981)	(105,443)
Global Natural Resources Fund	56,689,227	5,788,102	(1,733,115)	4,054,987
Global Small Cap Fund	43,712,176	11,773,743	(1,428,092)	10,345,651
International Equity Fund	373,976,480	68,351,878	(7,181,296)	61,170,582
Small Cap Fund	172,635,570	23,636,542	(12,810,513)	10,826,029
U.S. Equity Fund	301,197,081	33,572,980	(569,342)	33,003,638
U.S. Equity II Fund	63,180,962	7,176,556	(246,560)	6,929,996

2011 Annual Report

Notes to Financial Statements (continued)

October 31, 2011

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific Smaller Companies Fund	$–	$–	$–	$–	$–	$–
China Opportunities Fund	306,720	–	306,720	–	–	306,720
Emerging Markets Fund	1,457,111	–	1,457,111		–	1,457,111
Equity Long-Short Fund	–	–	–	–	–	–
Global Equity Fund	733,030	–	733,030		–	733,030
Global Financial Services Fund	406,522	–	406,522	–	–	406,522
Global Natural Resources Fund	499,080	–	499,080	–	–	499,080
Global Small Cap Fund	433,806	–	433,806	–	–	433,806
International Equity Fund	9,261,829	–	9,261,829	–	–	9,261,829
Small Cap Fund	1,575,788	–	1,575,788	–	–	1,575,788
U.S. Equity Fund	2,337,320	4,183,440	6,520,760	–	–	6,520,760
U.S. Equity II Fund	562,523	–	562,523	–	–	562,523

Amounts listed as “–” are $0 or round to $0.

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific Smaller Companies Fund	$–	$–	$–	$–	$–	$–
China Opportunities Fund	141,543	–	141,543	–	–	141,543
Emerging Markets Fund	999,153	–	999,153	–	–	999,153
Equity Long-Short Fund	–	–	–	–	–	–
Global Equity Fund	534,442	–	534,442	–	–	534,442
Global Financial Services Fund	348,180	–	348,180	–	–	348,180
Global Natural Resources Fund	–	–	–	–	–	–
Global Small Cap Fund	–	–	–	–	–	–
International Equity Fund	7,268,072	–	7,268,072	–	–	7,268,072
Small Cap Fund	–	–	–	–	–	–
U.S. Equity Fund	–	–	–	–	–	–
U.S. Equity II Fund	–	–	–	–	–	–

Annual Report 2011

Notes to Financial Statements (continued)

October 31, 2011

As of October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia-Pacific Smaller Companies Fund	$3,767	$–	$3,767	$–	$–	$(178,614)	$(174,847)
China Opportunities Fund	152,568	–	152,568	–	(20,344,445)	6,402,444	(13,789,433)
Emerging Markets Fund	200,695	–	200,695	–	(15,748,538)	32,993,500	17,445,657
Equity Long-Short Fund	–	5,133,087	5,133,087	–	–	7,293,477	12,426,564
Global Equity Fund	70,174	–	70,174	–	(20,151,530)	5,428,010	(14,653,346)
Global Financial Services Fund	–	–	–	–	(29,636,349)	(99,200)	(29,735,549)
Global Natural Resources Fund	156,511	–	156,511	–	(32,814,055)	4,054,386	(28,603,158)
Global Small Cap Fund	835,046	–	835,046	–	(18,012,147)	10,319,975	(6,857,126)
International Equity Fund	625,741	–	625,741	–	(170,385,857)	61,330,964	(108,429,152)
Small Cap Fund	–	–	–	–	(473,088,316)	10,826,727	(462,261,589)
U.S. Equity Fund	–	–	–	–	(71,091,967)	33,003,917	(38,088,050)
U.S. Equity II Fund	–	–	–	–	(26,376,002)	6,930,037	(19,445,965)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.
**	As of October 31, 2011, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
China Opportunities Fund	$20,344,445	2017
Emerging Markets Fund	15,748,538	2017
Global Equity Fund	9,874,409	2016
Global Equity Fund	10,277,121	2017
Global Financial Services Fund	8,312,162	2016
Global Financial Services Fund	21,324,187	2017
Global Natural Resources Fund	32,814,055	2017
Global Small Cap Fund	1,101,568	2016
Global Small Cap Fund	16,910,579	2017
International Equity Fund	24,011,968	2015
International Equity Fund	41,161,658	2016
International Equity Fund	105,212,231	2017
Small Cap Fund	18,819,219	2015
Small Cap Fund	148,666,987	2016
Small Cap Fund	305,602,110	2017
U.S. Equity Fund	9,032,095	2015
U.S. Equity Fund	62,059,872	2016
U.S. Equity II Fund	26,376,002	2017

Amounts listed as “–” are $0 or round to $0.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

2011 Annual Report

Notes to Financial Statements (continued)

October 31, 2011

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency transactions and tax deferrals on wash sales. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Asia-Pacific Smaller Companies Fund	$(66)	$(7,484)	$7,550
China Opportunities Fund	–	8,288	(8,288)
Emerging Markets Fund	–	(215,942)	215,942
Equity Long-Short Fund	(7,867,866)	7,684,435	183,431
Global Equity Fund	–	(32,211)	32,211
Global Financial Services Fund	(25,793)	3,855	21,938
Global Natural Resources Fund	(803,147)	(32,572)	835,719
Global Small Cap Fund	–	7,373	(7,373)
International Equity Fund	191,481	(534,655)	343,174
Small Cap Fund	(1,163,471)	1,009,606	153,865
U.S. Equity Fund	55,140,844	77,743	(55,218,587)
U.S. Equity II Fund	(47,352)	12,246	35,106

Amounts listed as “–” are $0 or round to $0.

9. Significant Shareholders

As of October 31, 2011, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific Smaller Companies Fund	89.4	1
China Opportunities Fund	27.7	3
Emerging Markets Fund	7.1	1
Equity Long-Short Fund	54.9	4
Global Equity Fund	38.9	3
Global Financial Services Fund	55.4	2
Global Natural Resources Fund	47.2	4
Global Small Cap Fund	29.0	2
International Equity Fund	42.9	3
Small Cap Fund	23.5	3
U.S. Equity Fund	19.2	2

10. Recent Accounting Pronouncements

Fair	Valuation

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of October 31, 2011.

Annual Report 2011

Notes to Financial Statements (continued)

October 31, 2011

On September 6, 2011, the Board of Trustees of Aberdeen Funds (the “Trust”), on behalf of the Aberdeen Global Financial Services Fund (the “Fund”), approved the reorganization of the Fund into the Aberdeen Global Equity Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”). Effective September 8, 2011, the Fund was closed to new investors.

The Reorganization was subject to the completion of certain conditions, including the approval of the Fund’s shareholders. Shareholders of record of the Fund as of the close of business on September 30, 2011 were entitled to notice of and to vote at a special meeting of shareholders held on December 9, 2011. The notice and related proxy materials describing the proposed Reorganization were mailed to shareholders of the Fund on or about October 25, 2011. Pursuant to shareholder approval of the Reorganization on December 9, 2011, all of the assets and liabilities of the Fund were transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund on December 16, 2011. Each shareholder of the Fund on December 16, 2011 became a shareholder of the Acquiring Fund and received, on a tax-free basis, shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund.

On December 6, 2011, the Board of Trustees of Aberdeen Funds (the “Trust”), on behalf of the International Equity Institutional Fund and Emerging Markets Fund (the “Funds”), approved the reorganization of the Funds into the International Equity Fund and Emerging Markets Institutional Fund (the “Acquiring Funds”), respectively. Shareholders of the International Equity Institutional Fund and Emerging Markets Fund will receive additional information about the reorganization.

12. Fund Reorganizations

Effective July 12, 2010, the Aberdeen Small Cap Fund acquired all of the assets and assumed all of the liabilities of the Small Cap Predecessor Fund pursuant to a plan of reorganization approved by the Board of Trustees on March 3, 2010. The acquisition was accomplished by a tax-free exchange as follows:

6,903,355 shares of the Small Cap Predecessor Fund, a series of Pacific Capital Funds, fair valued at $78,217,867 for 6,291,301 shares of the Aberdeen Small Cap Fund.

The investment portfolio and cash of the Small Cap Predecessor Fund, with a fair value of $78,217,867 and identified cost of $76,982,396, were the principal assets acquired by the Aberdeen Small Cap Fund. For financial reporting purposes, assets received and shares issued by the Aberdeen Small Cap Fund were recorded at value; however, the cost basis of the investments received from the Small Cap Predecessor Fund was carried forward to align ongoing reporting of the Aberdeen Small Cap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Small Cap Predecessor Fund were $78,217,867.

Assuming that the merger had been completed on November 1, 2009, the Aberdeen Small Cap Fund pro forma results of operations for the year ended October 31, 2010 are as follows:

Net investment income	$(1,271,857)
Net realized and unrealized gain on investments	$67,403,264
Net increase in net assets resulting from operations	$66,131,407

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the Small Cap Predecessor Fund that have been reflected in the statement of operations since July 12, 2010 for the Aberdeen Small Cap Fund.

	Before Reorganization		After Reorganization
	Small Cap Predecessor Fund	Aberdeen Small Cap Fund	Aberdeen Small Cap Fund
Net Assets:
Class A/Class A	$33,788,760	$86,405,266	$120,394,424
Class B/Class A	200,398	7,279,658	7,279,658
Class C/Class C	4,972,375	43,483,424	48,455,799
Class R	—	4,801,664	4,801,664
Institutional Service Class	—	11,922,541	11,922,541
Class Y/Institutional Class	39,256,334	19,724,514	58,980,848

2011 Annual Report

Notes to Financial Statements (continued)

October 31, 2011

	Before Reorganization		After Reorganization
	Small Cap Predecessor Fund	Aberdeen Small Cap Fund	Aberdeen Small Cap Fund
Shares Outstanding:
Class A/Class A	$3,000,858	$7,010,380	$9,768,054
Class B/Class A	19,559	649,677	649,677
Class C/Class C	493,614	3,870,901	4,313,543
Class R	—	413,769	413,769
Institutional Service Class	—	937,083	937,083
Class Y/Institutional Class	3,389,324	1,553,096	4,644,081
Net Asset Value per Share:
Class A/Class A	11.26	12.33	12.33
Class B/Class A	10.25	11.21	11.21
Class C/Class C	10.07	11.23	11.23
Class R	—	11.60	11.60
Institutional Service Class	—	12.72	12.72
Class Y/Institutional Class	11.58	12.70	12.70
Net unrealized appreciation/(depreciation)	(1,683,523)	30,593,977	28,910,454
Accumulated net realized gain/(loss)	(137,950,488)	(505,526,467)	(505,526,467)

Effective October 7, 2011, the U.S. Equity Fund acquired all of the assets and assumed all of the liabilities of the U.S. Equity Predecessor Fund and the Second U.S. Equity Predecessor Fund, and the U.S. Equity II Fund acquired all of the assets and assumed all of the liabilities of the U.S. Equity II Predecessor Fund. Each acquisition was accomplished by a tax-free exchange as follows:

28,512,302 shares of the U.S. Equity Predecessor Fund, fair valued at $281,835,101 for 33,510,214 shares of the U.S. Equity Fund.

3,597,538 shares of the Second U.S. Equity Predecessor Fund, fair valued at $29,228,345 for 3,597,538 shares of the U.S. Equity Fund.

5,760,519 shares of the U.S. Equity II Predecessor Fund, fair valued at $65,313,743 for 5,715,412 shares of the U.S. Equity II Fund.

The investment portfolio and cash of the U.S. Equity Predecessor Fund and Second U.S. Equity Predecessor Fund, with a fair values of $281,835,101 and $29,219,110, respectively, and the investment portfolio and cash of the U.S. Equity II Predecessor Fund, with a fair value of $65,313,743 were the principal assets acquired by the U.S. Equity Fund and U.S. Equity II Fund, respectively. For financial reporting purposes, assets received and shares issued by the U.S. Equity Fund and the U.S. Equity II Fund, respectively, were recorded at value; however, the cost basis of the investments received from each of the U.S. Equity Predecessor Fund, the Second U.S. Equity Predecessor and the U.S. Equity II Predecessor Fund was carried forward to align ongoing reporting of the U.S. Equity Fund and U.S. Equity II Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The U.S. Equity Fund acquired capital loss carryovers of $68,655,611 (subject to a future annual limitation of $11,736,224) and $6,234,465 (subject to a future annual limitation of $1,025,591) from the U.S. Equity Predecessor Fund and Second U.S. Equity Predecessor Fund, respectively. The U.S. Equity II Fund acquired capital loss carryovers of $31,664,663 from the U.S. Equity II Predecessor Fund, none of which is subject to limitation. Immediately prior to the mergers, the net assets of the U.S. Equity Predecessor Fund and Second U.S. Equity Predecessor Fund were $281,835,101 and $29,228,345, respectively. Immediately prior to the merger, the net assets of the U.S. Equity II Predecessor Fund were $65,313,743.

Assuming that the U.S. Equity II merger had been completed on November 1, 2010, the pro forma results of operations for the year ended October 31, 2011 would match the amounts reported on the Statement of Operations. The Credit Suisse Large Cap Blend II Fund (“the U.S. Equity II Predecessor Fund”) merged into a shell fund with no assets and is the accounting and tax survivor of the U.S. Equity II Fund.

Assuming that the U.S. Equity merger had been completed on November 1, 2010, the pro forma results of operations for the year ended October 31, 2011 are as follows:

Net investment gain	$3,114,630
Net realized and unrealized loss from investments	(42,307,880)
Net decrease in net assets resulting from operations	(39,193,250)

Annual Report 2011

Notes to Financial Statements (continued)

October 31, 2011

Because the combined investment portfolios have been managed as a single integrated portfolio since the mergers were completed, it is not practical to separate the amounts of revenue and earnings of the U.S. Equity Predecessor Fund, Second U.S. Equity Predecessor Fund and U.S Equity II Predecessor Fund that have been reflected in the statements of operations since October 7, 2011 for the U.S. Equity Fund and U.S. Equity II Fund, respectively.

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Credit Suisse Large Cap Blend Fund	Aberdeen U.S. Equity Fund	Aberdeen U.S. Equity Fund
Net Assets:
Class A/Class A	$164,501,673	$17,407,251	$183,085,184
Class B/Class A	1,176,260	–	–
Class C/Class C	901,712	7,818,094	8,719,806
Class R/Class R	–	795,792	795,792
Common Class/Institutional Service Class	115,255,456	–	115,255,456
Institutional Class/Institutional Class	–	3,207,208	3,207,208
Shares Outstanding
Class A/Class A	16,596,077	2,102,122	22,109,437
Class B/Class A	124,616	–	–
Class C/Class C	95,822	1,022,819	1,140,787
Class R/Class R	–	100,134	100,134
Common Class/Institutional Service Class	11,695,787	–	13,384,931
Institutional Class/Institutional Class	–	372,463	372,463
Net Asset Value per Share
Class A/Class A	$9.91	$8.28	$8.28
Class B/Class A	9.44	–	–
Class C/Class C	9.41	7.64	7.64
Class R/Class R	–	7.95	7.95
Common Class/Institutional Service Class	9.85	–	8.61
Institutional Class/Institutional Class	–	8.61	8.61
Net unrealized appreciation/(depreciation)	6,572,685	294,323	6,867,008
Accumulated net realized gain/(loss)	(66,750,940)	(18,004,844)	(18,004,844)

2011 Annual Report

Notes to Financial Statements (concluded)

October 31, 2011

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Credit Suisse Large Cap Blend II Fund	Aberdeen U.S. Equity II Fund	Aberdeen U.S. Equity II Fund
Net Assets:
Class A/Class A	$51,205,179	$–	$63,684,240
Class B/Class A	1,491,139	–	–
Common Class/Class A	10,987,922	–	–
Class C/Class C	1,629,503	–	1,629,503
Shares Outstanding:
Class A/Class A	4,450,942	–	5,535,670
Class B/Class A	162,957	–	–
Common Class/Class A	966,879	–	–
Class C/Class C	179,741	–	179,741
Net Asset Value per Share:
Class A/Class A	11.50	–	11.50
Class B/Class A	9.15	–	–
Common Class/Class A	11.36	–	–
Class C/Class C	9.07	–	9.07
Net unrealized appreciation/(depreciation)	1,264,094	–	1,264,094
Accumulated net realized gain/(loss)	(26,788,796)	–	(26,788,796)

Amounts listed as “–” are $0 or round to $0.

Annual Report 2011

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund, Aberdeen Equity Long-Short Fund, Aberdeen Global Equity Fund, Aberdeen Global Financial Services Fund, Aberdeen Global Small Cap Fund, Aberdeen International Equity Fund, Aberdeen Global Natural Resources Fund (formerly the Aberdeen Natural Resources Fund), Aberdeen Small Cap Fund, and Aberdeen U.S. Equity Fund, ten of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2011, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. We have also audited the statement of assets and liabilities, including the statements of investments, of the Aberdeen Asia-Pacific Smaller Companies Fund, as of October 31, 2011 and the related statements of operations, the statements of changes in net assets and the financial highlights for the period June 28, 2011 to October 31, 2011. We have also audited the statement of assets and liabilities, including the statements of investments, of the Aberdeen U.S. Equity II Fund, as of October 31, 2011 and the related statements of operations, the statements of changes in net assets and the financial highlights for the period October 7, 2011 to October 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the Funds referred to above, except Aberdeen US Equity II Fund, for each of the years or periods in the two-year period ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights of in their report dated December 29, 2008 and December 30, 2008, as applicable. The statement of changes in net assets of the Aberdeen US Equity II Fund for the year ended October 31, 2010 and the financial highlights for each of the years in the four year period then ended were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and those financial highlights in their report dated December 22, 2010.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods or years referred to in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2011

2011 Annual Report

Other Tax Information (Unaudited)

For the period ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

For the year ended October 31, 2011, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
China Opportunities Fund	78.79%
Emerging Markets Fund	100.00%
Global Equity Fund	99.51%
Global Financial Services Fund	100.00%
Global Natural Resources Fund	100.00%
Global Small Cap Fund	100.00%
International Equity Fund	100.00%
Small Cap Fund	100.00%
U.S. Equity Fund	100.00%
U.S. Equity II Fund	100.00%

For the taxable year ended October 31, 2011, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction
Global Equity Fund	24.88%
Global Financial Services Fund	14.69%
Global Natural Resources Fund	79.52%
Global Small Cap Fund	0.95%
Small Cap Fund	100.00%
U.S. Equity Fund	99.33%
U.S. Equity II Fund	100.00%

The Funds intend to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2011. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2011) was as follows:

Fund	Foreign Tax
China Opportunities Fund	$0.0132
Emerging Markets Fund	0.0401
Global Equity Fund	0.0259
Global Financial Services Fund	0.0299
Global Natural Resources Fund	0.0434
Global Small Cap Fund	0.0236
International Equity Fund	0.0365

Annual Report 2011

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011 and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2011	Actual Ending Account Value, October 31, 2011	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia-Pacific Smaller Companies Fund	Class A	$1,000.00	$895.00	$1,010.45	$6.33	$6.71	1.95%
	Class C	$1,000.00	$893.00	$1,007.88	$8.75	$9.28	2.70%
	Class R	$1,000.00	$894.00	$1,009.59	$7.13	$7.57	2.20%
	Institutional Service Class	$1,000.00	$896.00	$1,011.30	$5.52	$5.85	1.70%
	Institutional Class	$1,000.00	$896.00	$1,011.30	$5.52	$5.85	1.70%
Aberdeen China Opportunities Fund	Class A	$1,000.00	$876.90	$1,015.83	$8.80	$9.45	1.86%
	Class C	$1,000.00	$874.00	$1,012.00	$12.38	$13.29	2.62%
	Class R	$1,000.00	$875.40	$1,013.76	$10.73	$11.52	2.27%
	Institutional Service Class	$1,000.00	$878.20	$1,017.04	$7.67	$8.24	1.62%
	Institutional Class	$1,000.00	$878.30	$1,017.04	$7.67	$8.24	1.62%
Aberdeen Emerging Markets Fund	Class A	$1,000.00	$904.50	$1,016.18	$8.59	$9.10	1.79%
	Class C	$1,000.00	$901.50	$1,013.01	$11.60	$12.28	2.42%
	Class R	$1,000.00	$903.10	$1,014.82	$9.88	$10.46	2.06%
Aberdeen Equity Long-Short Fund	Class A	$1,000.00	$954.70	$1,012.80	$12.12	$12.48	2.46%
	Class C	$1,000.00	$951.10	$1,009.02	$15.79	$16.25	3.21%
	Class R	$1,000.00	$953.50	$1,011.64	$13.25	$13.64	2.69%
	Institutional Service Class	$1,000.00	$954.40	$1,012.85	$12.07	$12.43	2.45%
	Institutional Class	$1,000.00	$955.30	$1,014.01	$10.94	$11.27	2.22%
Aberdeen Global Equity Fund	Class A	$1,000.00	$908.60	$1,017.09	$7.75	$8.19	1.61%
	Class C	$1,000.00	$905.00	$1,013.51	$11.14	$11.77	2.32%
	Class R	$1,000.00	$907.90	$1,016.03	$8.75	$9.25	1.82%
	Institutional Class	$1,000.00	$910.00	$1,018.55	$6.35	$6.72	1.32%

2011 Annual Report

Shareholder Expense Examples (Concluded) (Unaudited)

		Beginning Account Value, May 1, 2011	Actual Ending Account Value, October 31, 2011	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Global Financial Services Fund	Class A	$1,000.00	$806.90	$1,017.29	$7.15	$7.98	1.57%
	Class C	$1,000.00	$803.60	$1,014.17	$9.96	$11.12	2.19%
	Class R	$1,000.00	$806.00	$1,016.79	$7.60	$8.49	1.67%
	Institutional Service Class	$1,000.00	$807.70	$1,019.46	$5.19	$5.80	1.14%
	Institutional Class	$1,000.00	$807.70	$1,019.21	$5.42	$6.06	1.19%
Aberdeen Global Natural Resources Fund	Class A	$1,000.00	$839.40	$1,017.69	$6.91	$7.58	1.49%
	Class C	$1,000.00	$836.00	$1,014.47	$9.86	$10.82	2.13%
	Class R	$1,000.00	$838.50	$1,017.19	$7.37	$8.08	1.59%
	Institutional Service Class	$1,000.00	$840.30	$1,019.41	$5.33	$5.85	1.15%
	Institutional Class	$1,000.00	$840.60	$1,019.51	$5.24	$5.75	1.13%
Aberdeen Global Small Cap Fund	Class A	$1,000.00	$892.90	$1,017.24	$7.54	$8.03	1.58%
	Class C	$1,000.00	$889.60	$1,013.61	$10.95	$11.67	2.30%
	Class R	$1,000.00	$891.50	$1,015.63	$9.06	$9.65	1.90%
	Institutional Service Class	$1,000.00	$893.90	$1,018.65	$6.21	$6.61	1.30%
	Institutional Class	$1,000.00	$894.20	$1,018.65	$6.21	$6.61	1.30%
Aberdeen International Equity Fund	Class A	$1,000.00	$901.90	$1,017.39	$7.43	$7.88	1.55%
	Class C	$1,000.00	$898.50	$1,013.91	$10.72	$11.37	2.24%
	Class R	$1,000.00	$901.40	$1,016.43	$8.34	$8.84	1.74%
	Institutional Service Class	$1,000.00	$903.40	$1,018.45	$6.43	$6.82	1.34%
	Institutional Class	$1,000.00	$903.40	$1,018.95	$5.95	$6.31	1.24%
Aberdeen Small Cap Fund	Class A	$1,000.00	$846.00	$1,017.64	$6.98	$7.63	1.50%
	Class C	$1,000.00	$843.00	$1,014.37	$9.99	$10.92	2.15%
	Class R	$1,000.00	$845.70	$1,017.04	$7.54	$8.24	1.62%
	Institutional Service Class	$1,000.00	$847.50	$1,019.41	$5.36	$5.85	1.15%
	Institutional Class	$1,000.00	$847.70	$1,019.41	$5.36	$5.85	1.15%
Aberdeen U.S. Equity Fund	Class A	$1,000.00	$897.70	$1,018.50	$6.36	$6.77	1.33%
	Class C	$1,000.00	$894.80	$1,014.27	$10.36	$11.02	2.17%
	Class R	$1,000.00	$896.60	$1,016.79	$7.98	$8.49	1.67%
	Institutional Service Class[2]	$1,000.00	$898.70	$1,000.00	$–	$–	0.90%
	Institutional Class	$1,000.00	$898.70	$1,019.31	$5.60	$5.96	1.17%
Aberdeen U.S. Equity II Fund	Class A	$1,000.00	$941.20	$1,018.75	$6.26	$6.51	1.28%
	Class C	$1,000.00	$938.50	$1,014.97	$9.92	$10.31	2.03%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.
2	Information shown reflects values using the expense ratios and rates of return for the period October 7, 2011 (commencement of operations) to October 31, 2011.

Annual Report 2011

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 7, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) and (ii) AAMI and Aberdeen Asset Management Investment Services Limited (“AAMISL”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”). AAMAL and AAMISL are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board receives a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience, including with respect to the international Funds, the growth and development of the Advisers’ Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the

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benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of its duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that AAMI and its affiliates had commenced management of the each of the Funds only upon their reorganizations into the Trust, and noted that performance comparisons over a shorter period of time are less meaningful than longer-term performance. The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2011:

Aberdeen China Opportunities Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 1-, 3- and 5- year periods.

Aberdeen Emerging Markets Fund. The Board noted that the Fund outperformed its peer group average for the 1-, 3-, 5- and 10- year periods. The Board also noted that the Fund outperformed its benchmark for the 1- year period, and underperformed its benchmark for the 3-, 5- and 10- year periods.

Aberdeen Equity Long-Short Fund. The Board noted that the Fund underperformed its peer group average for the 1- year period, and outperformed its peer group average for the 3- and 5- year periods. The Board also noted that the Fund underperformed its benchmark for the 1- and 3- year periods, and outperformed its benchmark for the 5- year period. The Board took into account management’s discussion of factors that contributed to the Fund’s more recent underperformance, including the impact of current market conditions.

Aberdeen Global Equity Fund. The Board noted that the Fund underperformed its peer group average and benchmark for the 1- and 3- year periods, and outperformed its peer group average and benchmark for the 5- and 10- year periods. The Board took into account management’s discussion of factors that contributed to the Fund’s underperformance over the shorter-term, including the impact of current market conditions.

Aberdeen Global Financial Services Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 1-, 3- and 5- year periods.

Aberdeen Global Small Cap Fund. The Board noted that the Fund outperformed its peer group average for the 1- and 3- year periods, and underperformed its peer group average for the 5- and 10- year periods. The Board also noted that the Fund outperformed its benchmark for the 1- year period and underperformed its benchmark for the 3-, 5- and 10- year periods. The Board noted management’s discussion of the Fund’s underperformance versus its peer group and benchmark over the longer-term, including the fact that the Advisers only recently commenced managing the Fund on July 20, 2009, and that performance prior to that date represents the performance of the Fund’s previous adviser. The Board noted the Fund’s strong relative performance for the more recent periods since the Advisers began managing the Fund.

Aberdeen International Equity Fund. The Board noted that the Fund outperformed its peer group average for the 1-, 3-, 5- and 10- year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 5- and 10- year periods and underperformed its benchmark for the 3- year period.

Aberdeen Global Natural Resources Fund (formerly, Aberdeen Natural Resources Fund). The Board noted that the Fund underperformed its peer group average and benchmark for the 1-, 3- and 5- year periods. The Board took into account management’s discussion of the Fund’s performance and the factors that contributed to the Fund’s underperformance. The Board also noted the recent changes implemented to the Fund’s investment strategy, as well as the peer group in which the Fund is placed. The Board concluded that it will continue to monitor the Fund’s performance and any actions taken by AAMI and its affiliates to continue to improve performance.

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Aberdeen Small Cap Fund. The Board noted that the Fund underperformed its peer group average and benchmark for the 1-, 3- and 5- year periods, and outperformed its peer group average and benchmark for the 10- year period. The Board took into account management’s discussion of the Fund’s performance and noted that the Advisers began advising the Fund on June 23, 2008, and that performance prior to that date represents the performance of the Fund’s previous adviser. The Board also took into account actions taken by management with respect to the Fund, including the reorganization of the Small Cap Fund, a series of Pacific Capital Funds, into the Fund effective July 9, 2010. The Board concluded that it will continue to monitor the Fund’s performance and any actions taken by AAMI and its affiliates to continue to improve performance.

After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory, or where noted above, appropriate action was being taken to address performance, and supported the renewal of the Agreements.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to such comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI, not the Funds, out of its advisory fee. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen China Opportunities Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses after waivers were below the median of the Expense Group.

Aberdeen Emerging Markets Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses.

Aberdeen Equity Long-Short Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses after waivers were below the median of the Expense Group.

Aberdeen Global Equity Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses.

Aberdeen Global Financial Services Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses after waivers were at the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses.

Aberdeen Global Small Cap Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s and net total expenses after waivers were at the median of the Expense Group. The Trustees also noted that management had implemented breakpoints in the Fund’s advisory fee schedule the prior year.

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Aberdeen International Equity Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses.

Aberdeen Global Natural Resources Fund (formerly, Aberdeen Natural Resources Fund). The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses after waivers were below the median of the Expense Group.

Aberdeen Small Cap Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation, that each of the Funds was subject to breakpoints and that all of the Funds other than the Aberdeen Small Cap Fund had not reached the specified asset level at which a breakpoint to its investment advisory fee would be triggered. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Advisers, and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of market and economic turmoil on the performance, asset levels and expense ratios of the Funds.
•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. They also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Agreement and under a separate agreement covering administrative services.
•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

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Aberdeen Asia-Pacific Smaller Companies Fund

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

Aberdeen Asia-Pacific Smaller Companies Fund is a new investment portfolio of Aberdeen Funds (the “Trust”). At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Trust held on March 8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”) approved for an initial two-year period the proposed investment advisory agreement with Aberdeen Asset Management Inc. (“AAMI”) with respect to the Fund and the proposed investment sub-advisory agreement among the Trust on behalf of the Fund, AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) (collectively, the “Agreements”). AAMAL is an affiliate of AAMI and is sometimes referred to as the “Sub-Adviser.” AAMI and the Sub-Adviser are sometimes referred to collectively as the “Advisers.”

In considering the Agreements, the Board reviewed a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services to be provided by the Advisers under their respective Agreements. The materials provided to the Board included, among other items: (i) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s proposed expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (ii) information about the expected profitability of the Agreements to the Advisers; (iii) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considered other matters such as (i) the Advisers’ financial condition; (ii) the performance of comparable funds or accounts managed by the Advisers as compared to appropriate indices, to the extent available; (iii) the Fund’s investment objective and strategies; (iv) the Advisers’ investment personnel and operations; (v) arrangements relating to the distribution of the Fund’s shares and the related costs; (vi) the procedures employed to determine the value of the Fund’s assets; (vii) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (viii) the resources devoted to, and the record of compliance by other funds of the Trust with, the investment policies and restrictions, policies on personal securities transactions and other compliance policies; (ix) any “fall-out” benefits to the Advisers and their affiliates (i.e., ancillary benefits realized by the Advisers and their affiliates from the Advisers’ relationship with the Trust; and (x) possible conflicts of interest. The Board also considers the nature, extent and quality of the services to be provided to the Fund by AAMI’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Adviser.

In addition to the materials requested by the Trustees in connection with their consideration of the approval of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about investment performance. This information generally includes, among other things, third-party performance rankings for various periods comparing each fund against its peer group, total return information for various periods, and details of sales and redemptions of fund shares for the period. The Board also receives periodic presentations from the portfolio management team in connection with the performance of the funds in the Trust.

At the meeting held on March 8, 2011, the Agreements were approved for an initial two-year period. The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive session with counsel to the Independent Trustees regarding consideration of the approval of the Agreements. In considering whether to approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by AAMI and the Sub-Adviser to the Fund and the resources dedicated to the Fund by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that would be primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services to be provided by AAMI to the Fund, but also the administrative services to be provided by AAMI to the Fund under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board was also mindful of the Advisers’ focus on

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the monitoring of the performance of the funds in the Trust and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of its duties through Board meetings, discussion and reports during the preceding year in connection with the other funds in the Trust.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services to be provided were extensive in nature and of high quality and supported the approval of the Agreements.

Comparable Performance of the Advisers. The Trustees received information about the performance of the Aberdeen Global – Asian Smaller Companies Fund (the “Comparable Fund”), a Luxemburg-based fund with a similar investment strategy as the Fund, over various time periods, including information that compared the performance of the Comparable Fund to the performance of a peer group of comparable funds as determined by an independent third party and the Comparable Fund’s benchmark.

The Trustees noted that the Comparable Fund outperformed its benchmark for the 1-, 3- and 5- year periods ended November 30, 2010. The Trustees also noted that the Comparable Fund outperformed all of its peer funds for the 3- year period ended November 30, 2010, and outperformed all but one of its peer funds for the 1- and 5- year periods ended November 30, 2010. The Trustees also considered AAMI’s and the Sub-Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee questions about performance and the willingness of AAMI and the Sub-Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded that the performance of the Comparable Fund and the Advisers supported the approval of the Agreements.

The costs of the services to be provided and profits expected to be realized by the Advisers and their affiliates from their relationships with the Fund.

The Trustees considered the fees proposed to be charged to the Fund for advisory services as well as the expected total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and expected total expense level to those of a peer group determined by an independent third party (“Expense Group”) and information about the advisory fees charged by AAMI to comparable U.S. and foreign Aberdeen funds, as well as information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy (“comparable funds/accounts”). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to the comparable funds/accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees considered that the Fund’s proposed management fee was above the median of the Expense Group. The Trustees further considered that the Fund’s estimated total expenses were below the median of the Expense Group. The Trustees took into account management’s discussion regarding the Fund’s advisory fee. The Trustees also noted that the sub-advisory fees for the Fund would be paid by AAMI, not the Fund, out of its advisory fee. The Board also considered that AAMI had agreed to enter into an expense limitation agreement with the Fund, pursuant to which AAMI would agree to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly expected to be received by AAMI and its affiliates from their relationship with the Fund. The Trustees reviewed information provided by management as to the expected profitability of AAMI and its affiliates’ relationship with the Fund, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the estimated expense levels of the Fund, and that the Adviser had agreed to implement an expense limitation with respect to the Fund for a period of time.

After reviewing these and related factors, the Board concluded that the proposed advisory and sub-advisory fees were fair and reasonable, and that the anticipated costs of these services generally and the related estimated profitability of AAMI and its affiliates from their relationships with the Fund were reasonable and supported the approval of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Adviser and whether those economies would be shared with the Fund through breakpoints in their investment advisory fee or other means, such as expense waivers or limitations. The Trustees noted that the Fund’s advisory fee schedule was subject to breakpoints that reduce the advisory fee rate on assets above certain specified levels. The Trustees noted that the Fund would be subject to an expense limitation for a minimum of twelve

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months whereby AAMI had agreed to waive a portion of its advisory fee and/or reimburse Fund expenses. The Board took into account management’s discussion of potential economies of scale with respect to the Fund. The Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the estimated profitability to AAMI and its affiliates of their relationship with the Fund, as discussed above. The Board also considered the potential effect of the Fund’s growth and size on fees, noting that if the Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory and sub-advisory fee structures were reasonable and appropriately reflects potential economies of scale to be shared between the Fund and the Advisers, and supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether the funds of the Trust have operated in accordance with their investment objectives and the funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. They also considered the compliance-related resources AAMI and its affiliates were expected to provide to the Fund.

•	the nature, quality, cost and extent of administrative services to be performed by AAMI under the Agreements and under a separate agreement covering administrative services.
•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including a majority of the Independent Trustees, concluded that approval of the Agreements would be in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an initial two-year period.

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Aberdeen U.S. Equity Fund

Aberdeen U.S. Equity II Fund

Board of Trustees’ Consideration of Advisory Agreement

Aberdeen U.S. Equity I Fund and Aberdeen U.S. Equity II Fund (the “Funds”) are new investment portfolios of Aberdeen Funds (the “Trust”). At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Trust held on June 7, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”) approved for an initial two-year period the proposed investment advisory agreement with Aberdeen Asset Management Inc. (“AAMI”) with respect to the Funds (the “Agreement”). The Board noted that it is proposed that the Credit Suisse Large Cap Blend Fund, Inc. and Credit Suisse Large Cap Blend II Fund, a series of Credit Suisse Capital Funds, be reorganized into the Aberdeen U.S. Equity I Fund and Aberdeen U.S. Equity II Fund, respectively. The Board also noted that it is proposed that the Aberdeen U.S. Equity Fund be reorganized into the Aberdeen U.S. Equity I Fund immediately following the proposed reorganization of the Credit Suisse Large Cap Blend Fund, Inc. into the Aberdeen U.S. Equity I Fund.

In considering the Agreement, the Board reviewed a variety of information provided by AAMI relating to the Funds, the Agreement and AAMI, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services to be provided by AAMI under the Agreement. The materials provided to the Board included, among other items: (i) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ proposed expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (ii) information about the expected profitability of the Agreement to AAMI; and (iii) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considered other matters such as (i) AAMI’s financial condition; (ii) the performance of comparable funds or accounts managed by AAMI as compared to appropriate indices, to the extent available; (iii) the Funds’ investment objectives and strategies; (iv) AAMI’s investment personnel and operations; (v) arrangements relating to the distribution of the Funds’ shares and the related costs; (vi) the procedures employed to determine the value of the Funds’ assets; (vii) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with AAMI and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (viii) the resources devoted to, and the record of compliance by other funds of the Trust with, the investment policies and restrictions, policies on personal securities transactions and other compliance policies; (ix) any “fall-out” benefits to AAMI and its affiliates (i.e., ancillary benefits realized by AAMI and its affiliates from AAMI’s relationship with the Trust); and (x) possible conflicts of interest. The Board also considers the nature, extent and quality of the services to be provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from AAMI.

In addition to the materials requested by the Trustees in connection with their consideration of the approval of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by AAMI, including detailed information about investment performance. This information generally includes, among other things, third-party performance rankings for various periods comparing each fund against its peer group, total return information for various periods, and details of sales and redemptions of fund shares for the period. The Board also receives periodic presentations from the portfolio management team in connection with the performance of the funds in the Trust.

At the meeting held on June 7, 2011, the Agreement was approved for an initial two-year period. The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive session with counsel to the Independent Trustees regarding consideration of the approval of the Agreement. In considering whether to approve the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the factors listed below.

The nature, extent and quality of the services to be provided to the Funds under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by AAMI to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, AAMI’s investment experience. The Board also considered the background and experience of AAMI’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that would be primarily responsible for the day-to-day portfolio management services for the Funds. The Trustees considered not only the advisory services to be provided by AAMI to the Funds, but also the administrative services to be provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding AAMI’s compliance policies and procedures. The Board also considered AAMI’s risk management processes. The Board was also mindful of AAMI’s focus on the monitoring of the performance of the funds in the Trust and in

Annual Report 2011

Supplemental Information (Unaudited) (continued)

addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of its duties through Board meetings, discussion and reports during the preceding year in connection with the other funds in the Trust.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services to be provided were extensive in nature and of high quality and supported the approval of the Agreement.

Comparable Performance of AAMI. The Trustees took into account the fact that the Funds would follow the same investment strategies and have the same portfolio management team as the Aberdeen U.S. Equity Fund (the “Comparable Fund”). The Board also considered that it is proposed that the Comparable Fund be reorganized into the Aberdeen U.S. Equity I Fund immediately following the proposed reorganization of the Credit Suisse Large Cap Blend Fund, Inc. into the Aberdeen U.S. Equity I Fund. The Trustees received information about the performance of the Comparable Fund over various time periods, including information that compared the performance of the Comparable Fund to the performance of a peer group of comparable funds as determined by an independent third party and the Comparable Fund’s benchmark.

The Trustees noted that the Comparable Fund underperformed its peer group average for the 1-, 3- and 5- year periods, and outperformed its peer group average for the 10- year period. The Board also noted that the Comparable Fund underperformed its benchmark for the 1- and 5- year periods, and outperformed its benchmark for the 3- and 10- year periods. The Trustees took into account management’s discussion of the Comparable Fund’s performance, including the factors that contributed to the Comparable Fund’s underperformance relative to its peers, and the Comparable Fund’s strong performance over the longer- term. The Trustees also considered AAMI’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee questions about performance and the willingness of AAMI to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded that the performance of the Comparable Fund and AAMI supported the approval of the Agreements.

The costs of the services to be provided and profits expected to be realized by AAMI and its affiliates from their relationships with the Funds.

The Trustees considered the fees proposed to be charged to the Funds for advisory services as well as the expected total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ proposed net management fees and expected total expense levels to those of a peer group determined by an independent third party (“Expense Group”) and information about the advisory fees charged by AAMI to comparable Aberdeen funds, as well as information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy (“comparable funds/accounts”). In comparing each Fund’s proposed net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to the comparable funds/accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees considered that the Funds’ proposed management fees were equal to the median of the Expense Group. The Trustees further considered that the Funds’ estimated total expenses were below the median of the Expense Group. The Board also considered that AAMI had agreed to enter into an expense limitation agreement with the Funds, pursuant to which AAMI would agree to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Funds’ total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly expected to be received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the expected profitability of AAMI and its affiliates’ relationship with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the estimated expense levels of the Funds, and that AAMI had agreed to implement an expense limitation with respect to the Funds for a period of time.

After reviewing these and related factors, the Board concluded that the proposed advisory fees were fair and reasonable, and that the anticipated costs of these services generally and the related estimated profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the approval of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and whether those economies would be shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that the Funds’ advisory fee schedules were subject to breakpoints that reduce the advisory fee rate on assets above certain specified levels. The Trustees noted that the Funds would be subject to an expense limitation for a minimum of two years whereby

2011 Annual Report

Supplemental Information (Unaudited) (concluded)

AAMI had agreed to waive a portion of its advisory fees and/or reimburse Fund expenses. The Board noted management’s discussion of the Funds’ advisory fee structure. The Board took into account management’s discussion of potential economies of scale with respect to the Funds. The Trustees also took note of the costs of the services provided and the estimated profitability to AAMI and its affiliates of their relationship with the Funds, as discussed above. The Board also considered the potential effect of the Funds’ growth and size on fees, noting that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee structures were reasonable and appropriately reflect potential economies of scale to be shared between the Funds and AAMI, and supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether the funds of the Trust have operated in accordance with their investment objectives and the funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. They also considered the compliance-related resources AAMI and its affiliates were expected to provide to the Funds.

•	the nature, quality, cost and extent of administrative services to be performed by AAMI under the Agreement and under a separate agreement covering administrative services.
•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including a majority of the Independent Trustees, concluded that approval of the Agreement would be in the best interests of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreement for an initial two-year period.

Annual Report 2011

Management of the Funds (Unaudited)

As of December 19, 2011

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interest persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. He previously served as a director of Regent-GM Ltd (pharmaceutical manufacturing).	30	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities. Mr. McCoy has also been Chairman of the Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	27	None.
Neville J. Miles Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	30	None.
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	30	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director of Macquarie AIR-serv Holdings, Inc. (automotive services) since 2006, and Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	30	None.

2011 Annual Report

Management of the Funds (Unaudited) (continued)

As of December 19, 2011

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	27	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Retired. Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	27	None.

Trustees who are Interested Persons (as Defined in the 1940 Act) of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC; Director and Chairman (1995–present), Aberdeen Asset Management Inc.; Vice President (March 2008–present), President (2004– 2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.; Director (1991–present), Aberdeen Asset Management Asia Limited; and Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	29	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 27 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. , Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc,, The Singapore Fund, Inc, The Asia-Tigers Fund, Inc. and The India Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pa 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

Annual Report 2011

Management of the Funds (Unaudited) (continued)

As of December 19, 2011

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Gary Marshall Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Currently, Head of Americas for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, chief executive of Aberdeen Asset Management Life and Pensions Ltd and Chief Executive Officer of Aberdeen Asset Management Inc. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Mr. Cotton joined Aberdeen in 2010 as Head of Compliance in the US, with responsibility for the Adviser, Funds, and Broker-Dealer Compliance Programs (since 2011). Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management and an examiner in NASD’s New York District Office.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc., and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009) Vice President (Since December 2008)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product–U.S. and Vice-President for Aberdeen Asset Management Inc.
Paul Griffiths** Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1967	Vice President (Since September 2010)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management since March 2007.

2011 Annual Report

Management of the Funds (Unaudited) (concluded)

As of December 19, 2011

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, senior portfolio manager on the Aberdeen fixed income–Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Director, Vice President and Head of Legal–Americas for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003–2006).
Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1959	Vice President (Since June 2011)	Currently, a member of the Executive Management Committee of Aberdeen Asset Management PLC (since 1991). He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991.
Megan Mooney Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Assistant Treasurer (Since June 2011)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Mooney joined Aberdeen Asset Management Inc. in 2009. Prior to joining Aberdeen Asset Management Inc., Ms. Mooney was an Investment Accountant Specialist at Nationwide Funds Group.
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

*	Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Goodson, Mr. Sullivan, Ms. Kennedy, Ms. Melia, Ms. Nichols, Mr. Cotton, Ms. Sitar, Mr. Young and Mr. Griffiths hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc, The Asia-Tigers Fund, Inc., The India Fund, Inc. and the Aberdeen Funds, each of which may also be deemed to be a part of the same “Fund Complex” as the Funds.

Annual Report 2011

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

AOE-0140-1211

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

Aberdeen Funds

Fixed Income Series

Annual Report

October 31, 2011

Aberdeen Core Fixed Income Fund

Aberdeen Emerging Markets Debt Local Currency Fund

Aberdeen Global Fixed Income Fund

Aberdeen Tax-Free Income Fund

Aberdeen Ultra-Short Duration Bond Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Core Fixed Income Fund	Page 3
Aberdeen Emerging Markets Debt Local Currency Fund	Page 13
Aberdeen Global Fixed Income Fund	Page 20
Aberdeen Tax-Free Income Fund	Page 35
Aberdeen Ultra-Short Duration Bond Fund	Page 41

Financial Statements	Page 49

Notes to Financial Statements	Page 72

Report of Independent Registered Public Accounting Firm	Page 88

Other Tax Information	Page 89

Shareholder Expense Examples	Page 90

Supplemental Information	Page 91
Management of the Funds	Page 95

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is on the Commission’s website at www.sec.gov.

Letter to Shareholders

October 31, 2011

Dear Valued Shareholder:

Welcome to the Aberdeen Funds Annual Report covering the activities for the 12-month period ended October 31, 2011. I would especially like to welcome new shareholders who have joined us as a result of the reorganization of the Credit Suisse Large Cap Blend Fund and Large Cap Blend Fund II. We look forward to serving your needs, as we do others, by continuing to focus on our equity investment process, which is defined by proprietary, fundamental research and bottom-up stock picking. Despite difficult and uncertain markets, we are continuing to invest resources in the development and promotion of our fund family and maintaining the growth momentum we have established.

Market Overview

Throughout the reporting period, the main focus of stock markets around the world was on the growing sovereign debt problems in the Eurozone. The tragic natural disasters in Japan in early 2011, political unrest in the Middle East and North Africa region, as well as ongoing uncertainty about the global recovery, also contributed to the heightened market volatility during the period. The negative impact of the European fiscal crisis was most dramatic in the equity markets in that region, while increasing concerns about inflation flared up in the emerging markets of Asia and Latin America. However, major North American equity market indices ended the period with gains as investor sentiment turned more positive following the release of generally slowly improving economic data, albeit fragile.

Looking ahead

We feel that the size of the U.S. economy, along with the ability of global central banks to further stimulate activity (however modestly), may prevent global growth from repeating the struggles it encountered in 2008-2009. In our view, however, the challenges that policy-makers face are the most daunting in generations, and investors’ confidence thus far has not been reinforced by the initiatives taken (or lack thereof). Consequently, we believe that the global investment environment remains highly uncertain, incorporating very large, and currently still growing, risks. As a result, we believe that we will most likely experience sustained stock market volatility.

New Funds

Asian Smaller Companies Fund: In June a new mutual fund, the Aberdeen Asia-Pacific Smaller Companies Fund, was launched in response to demand from shareholders wishing to diversify their portfolios with an allocation to this growing, specialized asset class. Aberdeen has been actively researching and investing in Asian smaller companies for more than 10 years for our institutional clients and we are extremely pleased to offer this investment experience to U.S. mutual fund shareholders.

U.S. High Yield Bond Fund1: In the first quarter of next year we intend to expand our mutual fund family by launching a new fund, the Aberdeen U.S. High Yield Bond Fund, the registration statement for which has been filed with the SEC and is subject to SEC review. This fund will seek to maximize total return consisting of interest income and capital appreciation and will invest at least 80% of its net assets in U.S. bonds that are, at the time of investment, below investment grade high yield securities.

As referenced in the semiannual report, the Aberdeen Emerging Markets Debt Local Currency Fund was launched in May 2011 and now has more than $30 million in assets. It seeks to provide long-term total return by investing at least two-thirds of the portfolio assets in fixed income securities denominated in the local currencies of emerging markets. Consequently, it is a very specialized fund which offers access to some interesting investment opportunities, but should only be considered as part of your investment portfolio based on sound financial advice.

Investing in Our Community

Aberdeen Dad Vail Regatta: In May 2011, Aberdeen hosted its second annual Aberdeen Dad Vail Regatta. Thousands of collegiate rowers from across the U.S. and Canada competed in this historic, two-day event. Aberdeen will continue its sponsorship of the Dad Vail Regatta into 2013, the event’s 75th anniversary. Aberdeen also sponsored the Philadelphia Gold Cup Challenge during the weekend of the Aberdeen Dad Vail, featuring the top single scullers from around the world.

Aberdeen Financial Literacy Project: In June 2011, Aberdeen concluded its first Financial Literacy project. Five charter schools from the Philadelphia region took part in a 10-week competition as students managed simulated portfolios, trading real stocks and bonds with mentoring by Aberdeen staff. The winners were invited to the Philadelphia office, where they spoke with portfolio managers and sat in on a company meeting.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

We thank you for your investment with us, and I wish you a healthy and prosperous New Year.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

[1]

A preliminary registration statement relating to shares of the Aberdeen U.S. High Yield Bond Fund has been filed with the Securities and Exchange Commission (SEC) and the information in its preliminary registration statement is not complete and may be changed. We may not sell shares of the Aberdeen U.S. High Yield Bond Fund until the registration statement filed with the SEC is effective. The Aberdeen U.S. High Yield Bond Fund preliminary registration statement is not an offer to sell its securities and is not soliciting an offer to buy its securities in any state where the offer or sale is not permitted.

2011 Annual Report

1

Market Review

In an environment dominated by significant volatility and mixed economic news releases, most major global equity markets outside of North America declined during the 12-month period ended October 31, 2011. However, the broad-market MSCI World Index recorded a modest gain attributable primarily to the positive performance of the U.S. equity market. Investor sentiment globally was hurt by the worsening sovereign debt crisis in the Eurozone, widespread political unrest in the Middle East, natural disasters in Japan, and concerns over the health of the global economy. Additionally, credit rating downgrades of several developed nations, including the U.S., Italy and Japan, heightened global risk aversion. That led equities to underperform bond markets worldwide as investors sought the relative safety of fixed income securities, particularly U.S. Treasuries. The markets rallied towards the end of the period as an apparent breakthrough in European leaders’ discussions and quantitative easing measures by the European Central Bank (ECB) boosted confidence that the debt crisis could be contained.

Despite prolonged political wrangling in the U.S. over efforts to address the widening fiscal deficit and an unprecedented credit rating downgrade of the U.S. government, the North American equity markets bucked the global trend, recording positive returns during the annual period. The sharp rise in major market indices in October 2011 reversed a precipitous decline during the previous two months induced by investor fears of contagion from a potential Eurozone sovereign default. The rally was prompted mainly by increasing optimism regarding Eurozone debt crisis resolution, as well as the release of improving U.S. domestic economic data. However, the U.S. recovery has been sluggish by historical comparison. The unemployment rate has declined by less than 1% during the past 12 months and remained virtually static around 9% through the second half of the reporting period. The Federal Reserve implemented additional quantitative easing measures to support economic expansion.

The sovereign debt problems in the European peripheral markets significantly hindered the performance of stocks in that region for most of the reporting period. Near the end of the period, however, investors reacted positively to the European Union’s proposal to expand the European Financial Stability Facility’s limits for backing bonds issued by financially troubled governments. Shortly after the end of the annual period, the focus shifted to Italy. The departure of Italian Prime Minister Silvio Berlusconi in early November 2011 left investors questioning whether Italy’s new government would be able to implement an effective fiscal austerity plan to deal with the country’s debt crisis. Fears that the Italian government would lose access to financing sources led investors to sell out of Italian sovereign debt.

Emerging markets equities, as measured by the MSCI Emerging Markets Index, fell during the annual period as confidence ebbed and investors sought perceived safe-haven assets. Steady corporate earnings and hopes of further U.S. quantitative easing supported gains early in the period. However, concerns about overheating and inflation, coupled with political unrest in the Middle East, led to investors to rotate into developed stock markets in the first quarter of 2011. Emerging markets subsequently recovered on hopes that economic growth in developing nations would withstand further monetary tightening. But the worsening debt crisis in Europe over the summer interrupted the rally. While emerging markets stocks garnered robust gains in October, buoyed by the apparent breakthrough in Europe, they were not enough to offset the steep losses earlier in the period.

In the global fixed income markets, the European debt crisis escalated and fears of contagion led to indiscriminate risk aversion. Peripheral Eurozone countries came under severe pressure from bond investors concerned over levels of indebtedness, as European Union/International Monetary Fund bailouts failed to calm the markets. In the U.S., concerns over gross domestic product (GDP) growth and protracted debt ceiling negotiations were the main focus, along with Standard and Poor’s downgrade of the U.S. sovereign debt rating and troubled debt ceiling talks. Nevertheless, the yield on the 10-year U.S. Treasury note fell to a record low in late September before rising modestly in response to more upbeat economic data the following month. Most central banks in the emerging markets continued to tighten monetary policy in a bid to address inflationary pressures. Towards the latter part of the period, inflation risks eased, but remained elevated in China and India. Optimism following the European Union summit in late October provided some brief consolation to the markets, and risky assets recovered some of their previous losses.

In our view, improving economic data from the U.S. and China should reduce the risk of a synchronized global recession. A modest upturn in U.S. and Japanese manufacturing is a small consolation for the negative news flow out of Europe. We feel that the sustainability of the euro is largely in the hands of politicians. With the continued difficult outlook for growth in the Eurozone, we feel that the pressure on the euro is unlikely to dissipate quickly. Evidence that global inflationary pressures are receding is a positive, however, as we believe that this should give central banks room to ease monetary policies. We feel that the steep sell-off in global equity markets in August and September 2011 provides us with opportunities to purchase shares of companies at relatively attractive valuations, based on consensus forecasts for corporate earnings growth over the next 12 months.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

Annual Report 2011

2

Aberdeen Core Fixed Income Fund (Unaudited)

The Aberdeen Core Fixed Income Fund (Class A shares at NAV net of fees) returned 4.24% for the annual period ended October 31, 2011, versus the 5.00% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of Intermediate Investment-Grade Debt Funds (consisting of 597 funds) was 3.94% for the period.

The U.S. fixed income market experienced significant volatility during the annual period. The news was dominated by multiple proposals by European leaders to deal with the widening sovereign debt crisis in the Eurozone, the “Arab Spring” anti-government uprisings in the Middle East – which caused oil prices to spike – a natural disaster in Japan, and prolonged political wrangling in the U.S. over efforts to deal with the fiscal deficit. Consequently, investors increasingly sought the safety of U.S. government securities, causing the U.S. Treasury yield curve to flatten during the period, with the yield on the two-year note falling 11 basis points (bps) to 0.24%, while the 10-year yield was down 51 bps to 2.11%. The 10-year yield closed at a record low of 1.72% in late September before rising modestly in response to more upbeat economic data in October.

Fund performance for the annual period was bolstered by our exposure to the non-U.S. agency residential mortgage-backed securities (RMBS) sector – which is not represented in the benchmark Barclays Capital U.S. Aggregate Bond Index – as those securities outperformed versus the broader market due to their relatively higher yields. Security selection in asset-backed securities (ABS), taxable municipal issues and in the financials segment of the corporate sector also had a positive impact on the Fund’s relative return. ABS benefited as investors continued to view the sector as the “safe haven” of the U.S. structured finance market. While taxable municipal sector credit spreads have narrowed relative to high-quality long-duration alternatives, we continue to see value given the credit strength and scarcity value that taxable municipals offer. In financials, we rotated out of selected large U.S. banks for which we believe there is risk of a downgrade by the credit rating agencies and into securities of those U.S. banks that we feel have stable ratings profiles.

The primary detractors from Fund performance were both security selection and an overweight relative to the benchmark Barclays Capital U.S. Aggregate Bond Index in the corporate sector, as well as an overweight allocation to commercial mortgage-backed securities (CMBS). Corporate issues generally underperformed versus the broader market as yield spreads widened versus comparable-maturity U.S. Treasuries amid heightened risk aversion stemming from the ongoing Eurozone fiscal debt crisis and concerns about the global economic recovery. The CMBS market has been fairly weak since May due to the broader decline in risk asset values in the face of relatively sluggish macroeconomic data, and to a variety of technical factors. Fundamentals have held up so far, but will almost certainly decline if the economy contracts or undergoes a sustained period of severe weakness. While we continue to view CMBS as one of the best risk-adjusted segments of the investment-grade fixed income universe, we modestly reduced exposure late in the annual period in an effort to help manage risk and to take advantage of what we believe are attractive investment opportunities elsewhere.

Regarding the use of derivatives, the Fund employed U.S. Treasury futures as hedges against interest rate risk during the period. These hedges had minimal impact on performance.

During the reporting period, we reduced the Fund’s overall weighting in corporate bonds, mainly in utilities, as some of our holdings reached our valuation targets following the rally in that sector in the first quarter of 2011. We increased the portfolio’s exposure to the taxable municipal bond sector, which we believe has benefited from robust demand for the relatively small supply of Build America Bond issues since the expiration of the U.S. government-subsidized economic stimulus program at the end of 2010. Within the financials segment of the corporate sector, we continued to add positions in what we feel are stable, well-capitalized non-U.S. banks with little or no peripheral European sovereign exposure, as well as select insurance credits.

At the end of the annual period, the Fund’s largest absolute positions were in MBS, U.S. Treasury securities and corporate bonds. The most notable overweights relative to the benchmark Barclays Capital U.S. Aggregate Bond Index included corporate bonds, ABS, CMBS and taxable municipal issues. Conversely, the Fund was most underweight U.S. Treasury securities and U.S. agency securities. We maintain the Fund’s overweight positions versus the broad-market Barclays Capital U.S. Aggregate Bond Index in high-quality corporate and taxable municipal issues while increasing the exposure to agency MBS as we believe it is an inexpensive, high-quality and liquid alternative to relatively expensive short-maturity U.S. Treasuries. Although at current levels 10-year U.S. real yields (after inflation) are negative, we feel that Treasuries will remain supported in the near term by risk-aversion flows especially given uncertainty in Europe. However, we believe that Treasury yields could continue to rise in the near term as fears of risky assets subside further and investors focus on the scale of the U.S. fiscal deficit and the inability of politicians to work collaboratively to aid its reduction.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

2011 Annual Report

3

Aberdeen Core Fixed Income Fund (Unaudited)

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, credit, prepayment, and extension risk.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

The Fund may invest in derivatives which can be volatile and may affect fund performance.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2011

4

Aberdeen Core Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.	10 Yr.
Class A2	w/o SC	4.24%		5.65%	4.72%
	w/SC5	(0.23%	)	4.74%	4.27%
Class C3,8	w/o SC	3.56%		4.88%	3.98%
	w/SC6	2.61%		4.88%	3.98%
Institutional Service Class[7,8]	w/o SC	4.55%		5.91%	4.96%
Institutional Class[4,7]	w/o SC	4.49%		5.89%	4.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Pacific Capital High Grade Core Fixed Income Fund (the “Core Fixed Income Predecessor Fund”) was reorganized into the Aberdeen Core Fixed Income Fund (the “Fund”) on July 12, 2010. Returns presented for the Fund for periods prior to July 12, 2010 reflect the performance of the Core Fixed Income Predecessor Fund. The Fund and the Core Fixed Income Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A shares of the Fund acquired the assets of the Class A and Class B shares of the Core Fixed Income Predecessor Fund. Returns prior to July 12, 2010 are based on the performance of Class A shares of the Core Fixed Income Predecessor Fund.
3	Class C shares of the Fund acquired the assets of the Class C shares of the Core Fixed Income Predecessor Fund. Returns prior to July 12, 2010 are based on the performance of Class C shares of the Core Fixed Income Predecessor Fund.
4	Institutional Class shares of the Fund acquired the assets of the Class Y shares of the Core Fixed Income Predecessor Fund. Returns prior to July 12, 2010 are based on the performance of Class Y shares of the Core Fixed Income Predecessor Fund.
5	A 4.25% front-end sales charge was deducted.
6	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
7	Not subject to any sales charges.
8	Returns before the first offering of the Institutional Service Class Shares (July 12, 2010) are based on the previous performance of the Institutional Class. The performance is substantially similar to what Institutional Service Class Shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares have not been adjusted to reflect the expenses of the Institutional Service Class shares.

2011 Annual Report

5

Aberdeen Core Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Core Fixed Income Fund, Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
U.S. Agencies Mortgage Backed	24.8%
U.S. Treasury Obligations	24.4%
Corporate Bonds	21.2%
Foreign Non-Government Bonds	7.2%
Residential Mortgage-Backed Securities	7.1%
Commercial Mortgage-Backed Securities	6.5%
Asset-Backed Securities	3.9%
Municipal Bonds	3.5%
Repurchase Agreement	3.2%
Yankee Dollars	0.4%
Sovereign Bonds	0.2%
Liabilities in excess of other assets	(2.4%	)
	100.0%

Top Industries
Commercial Banks	5.5%
Diversified Telecommunication Services	3.0%
Oil, Gas & Consumable Fuels	3.0%
Diversified Financial Services	2.6%
Insurance	1.9%
Electric Utilities	1.7%
Energy Equipment & Services	1.3%
Media	1.2%
Computers & Peripherals	0.9%
Chemicals	0.9%
Other	78.0%
100.0%

Top Holdings*
U.S. Treasury Note 09/30/13	9.4%
U.S. Treasury Note 11/15/12	5.4%
U.S. Treasury Bond 05/15/41	4.3%
U.S. Treasury Note 10/15/14	1.7%
U.S. Treasury Note 09/30/16	1.6%
U.S. Treasury Note 09/30/18	1.3%
Federal Home Loan Mortgage Corp., Pool # A60299 05/01/37	1.3%
SBA Tower Trust 04/15/17	0.9%
Xerox Corp., MTN, 04/01/16	0.8%
Capital One Multi-Asset Execution Trust, Series 2006-B1, Class B1 01/15/19	0.7%
Other	72.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2011

6

Statement of Investments

October 31, 2011

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (3.9%)
AUSTRALIA (0.1%)
SMART Trust, Series 2011-2USA, Class A4A (USD), 2.31%, 04/14/17 (a)	$110,000	$111,163
UNITED STATES (3.8%)
American Express Credit Account Master Trust, Series 2008-6, Class A (USD), 1.44%, 02/15/18 (b)	160,000	165,842
Avis Budget Rental Car Funding AESOP LLC, Series 2010-4A, Class A (USD), 2.09%, 04/20/15 (a)	100,000	100,415
Capital One Multi-Asset Execution Trust
Series 2006-B1, Class B1 (USD), 0.52%, 01/15/19 (b)	765,000	732,624
Series 2004-B3, Class B3 (USD), 0.97%, 01/18/22 (b)	205,000	195,790
Chesapeake Funding LLC, Series 2011-2A, Class A (USD), 1.49%, 04/07/24 (a)(b)	200,000	200,004
CNH Wholesale Master Note Trust, Series 2011-1, Class B (USD), 1.89%, 12/15/15 (a)(b)	100,000	100,171
CPS Auto Trust, Series 2011-A, Class A (USD), 2.82%, 04/16/18 (a)	170,569	166,731
Ford Upgrade Exchange Linked Notes (USD), 4.21%, 04/15/16 (a)	250,000	250,972
Mid-state Trust, Series 2010-1, Class M (USD), 5.25%, 12/15/45 (a)	494,937	511,308
Santander Drive Auto Receivables Trust
Series 2011-4, Class B (USD), 2.90%, 05/16/16	134,000	134,298
Series 2010-2, Class C (USD), 3.89%, 07/17/17	100,000	102,056
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (USD), 2.00%, 04/15/18 (a)	296,865	296,390
World Financial Network Credit Card Master Trust
Series 2006-A, Class M (USD), 0.45%, 02/15/17 (a)(b)	250,000	243,897
Series 2010-A, Class A (USD), 3.96%, 04/15/19	360,000	385,468
Series 2010-A, Class M (USD), 5.20%, 04/15/19	360,000	390,006
		3,975,972
Total Asset-Backed Securities		4,087,135
COMMERCIAL MORTGAGE-BACKED SECURITIES (6.5%)
UNITED STATES (6.5%)
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class AM (USD), 5.58%, 09/11/41 (b)	250,000	249,637
Series 2007-PW17, Class AM (USD), 5.90%, 06/11/50 (b)	225,000	215,707
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class AM (USD), 5.46%, 10/15/49	225,000	218,340
Series 2007-C6, Class AM (USD), 5.70%, 12/10/49 (b)	150,000	140,639
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B (USD), 6.21%, 12/10/49 (b)	270,000	287,828
Commercial Mortgage Pass Through Certificates
Series 2011-THL, Class B (USD), 4.55%, 06/09/28 (a)	100,000	98,515
Series 2006-C7, Class AM (USD), 5.97%, 06/10/46 (b)	$75,000	$74,266
Series 2007-C9, Class A4 (USD), 6.01%, 12/10/49 (b)	85,000	93,119
Series 2007-C9, Class AM (USD), 5.65%, 12/10/49 (b)	484,000	449,451
Extended Stay America Trust
Series 2010-ESHA, Class A (USD), 2.95%, 11/05/27 (a)	73,731	73,347
Series 2010-ESHA, Class B (USD), 4.22%, 11/05/27 (a)	110,000	107,994
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4 (USD), 5.54%, 12/10/49	650,000	676,407
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP7, Class AM (USD), 5.88%, 04/15/45 (b)	325,000	324,291
Series 2007-CB19, Class ASB (USD), 5.72%, 02/12/49 (b)	495,000	525,939
Series 2007-LD11, Class A4 (USD), 5.82%, 06/15/49 (b)	630,000	665,437
Series 2007-LD11, Class ASB (USD), 5.82%, 06/15/49 (b)	300,000	319,074
Series 2007-CB20, Class A4 (USD), 5.79%, 02/12/51 (b)	360,000	391,627
Series 2007-CB20, Class AM (USD), 5.89%, 02/12/51 (b)	270,000	255,142
Series 2007-LD12, Class A4 (USD), 5.88%, 02/15/51 (b)	300,000	321,424
Series 2007-LD12, Class ASB (USD), 5.83%, 02/15/51 (b)	299,998	322,507
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4 (USD), 4.86%, 08/12/39 (b)	340,000	361,401
Morgan Stanley Capital I, Series 2003-IQ5, Class C (USD), 5.33%, 04/15/38 (b)	300,000	302,720
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class APB (USD), 5.74%, 06/15/49 (b)	215,000	231,653
		6,706,465
Total Commercial Mortgage-Backed Securities		6,706,465
RESIDENTIAL MORTGAGE-BACKED SECURITIES (7.1%)
UNITED KINGDOM (1.5%)
Fosse Master Issuer PLC, Series 2011-1A, Class A2 (USD), 1.80%, 10/18/54 (a)(b)	200,000	199,970
Holmes Master Issuer PLC
Series 2010-1A, Class A2 (USD), 1.80%, 10/15/54 (a)(b)	125,000	124,972
Series 2011-3A, Class A2 (USD), 1.95%, 10/21/54 (a)(b)	260,000	259,980
Permanent Master Issuer PLC
Series 2006-1, Class 5A (USD), 0.51%, 07/15/33 (b)	210,000	207,697
Series 2011-1A, Class 1A1 (USD), 1.80%, 07/15/42 (a)(b)	250,000	249,765
Series 2011-2A, Class 1A3 (USD), 1.98%, 07/15/42 (a)(b)	250,000	250,050

See accompanying notes to financial statements.

2011 Annual Report

7

Statement of Investments (continued)

October 31, 2011

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
Silverstone Master Issuer PLC, Series 2011-1A, Class 1A (USD), 1.96%, 01/21/55 (a)(b)	$270,000	$270,000
		1,562,434
UNITED STATES (5.6%)
Banc of America Funding Corp., Series 2009-R6, Class 3A1 (USD), 4.96%, 01/26/37 (a)(b)	215,636	211,900
BCAP LLC Trust, Series 2009-RR6, Class 3A1 (USD), 4.50%, 12/26/37 (a)(b)	680,725	652,770
Citigroup Mortgage Loan Trust, Inc.
Series 2009-5, Class 7A1 (USD), 0.59%, 07/25/36 (a)(b)	362,735	337,755
Series 2009-6, Class 6A1 (USD), 0.49%, 07/25/36 (a)(b)	742,621	673,971
Series 2009-6, Class 11A1 (USD), 0.59%, 05/25/37 (a)(b)	240,222	227,739
Credit Suisse Mortgage Capital Certificates
Series 2009-3R, Class 25A1 (USD), 2.80%, 07/27/36 (a)(b)	534,189	532,863
Series 2009-12R, Class 6A1 (USD), 6.00%, 05/27/37 (a)	362,528	378,038
Series 2009-2R, Class 2A5 (USD), 5.13%, 06/26/37 (a)(b)	438,109	435,690
Series 2009-3R, Class 28A1 (USD), 4.81%, 08/27/37 (a)(b)	152,383	147,211
FREMF Mortgage Trust, Series 2011-K15 (USD), 1.00%, 08/25/44 (c)	235,000	200,457
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class ASB (USD), 5.69%, 02/12/51	190,000	203,230
JP Morgan Re-Remic	274,929	258,022
Series 2009-7, Class 11A1 (USD), 2.92%, 09/27/36 (a)(b)
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/37 (a)(b)	103,598	105,165
Series 2009-7, Class 13A1 (USD), 5.52%, 06/27/37 (a)(b)	339,836	335,803
Series 2009-7, Class 14A1 (USD), 5.34%, 07/27/37 (a)(b)	761,021	721,706
Series 2009-7, Class 1A1 (USD), 5.43%, 08/27/37 (a)(b)	359,424	357,787
		5,780,107
Total Residential Mortgage-Backed Securities		7,342,541
CORPORATE BONDS (21.2%)
UNITED STATES (21.2%)
Advertising (0.3%)
Interpublic Group of Cos., Inc. (USD), 10.00%, 07/15/17	170,000	194,650
Omnicom Group, Inc. (USD), 4.45%, 08/15/20	120,000	125,089
		319,739
Chemicals (0.9%)
CF Industries, Inc.
(USD), 6.88%, 05/01/18	370,000	421,800
(USD), 7.13%, 05/01/20	120,000	139,650
Dow Chemical Co. (USD), 5.70%, 05/15/18	305,000	339,643
		901,093
Commercial Banks (2.8%)
AgriBank FCB, Series AI (USD), 9.13%, 07/15/19	$250,000	$323,946
Discover Bank (USD), BKNT, 8.70%, 11/18/19	410,000	463,726
Goldman Sachs Group, Inc.
(USD), 3.63%, 02/07/16	140,000	138,712
(USD), 5.95%, 01/18/18	140,000	147,202
(USD), 6.25%, 02/01/41	85,000	87,653
JPMorgan Chase & Co.
(USD), 3.45%, 03/01/16	345,000	352,515
(USD), 3.15%, 07/05/16	275,000	275,467
(USD), 4.35%, 08/15/21	330,000	330,109
Morgan Stanley
(USD), 4.20%, 11/20/14	275,000	271,769
(USD), MTN, 6.00%, 04/28/15	150,000	158,089
(USD), MTN, 5.63%, 09/23/19	115,000	113,554
(USD), 5.50%, 07/28/21	205,000	200,230
		2,862,972
Computers & Peripherals (0.4%)
Hewlett-Packard Co. (USD), 3.75%, 12/01/20	383,000	388,149
Diversified Financial Services (2.6%)
Blackstone Holdings Finance Co. LLC (USD), 6.63%, 08/15/19 (a)	410,000	436,840
ERAC USA Finance LLC (USD), 4.50%, 08/16/21 (a)	170,000	173,706
General Electric Capital Corp.
(USD), MTN, 4.38%, 09/16/20	380,000	386,698
(USD), MTN, 4.65%, 10/17/21	425,000	437,804
HSBC Finance Corp.
(USD), 5.50%, 01/19/16	325,000	340,619
(USD), 6.68%, 01/15/21	230,000	233,934
International Lease Finance Corp. (USD), 6.50%, 09/01/14 (a)	285,000	293,550
PACCAR Financial Corp. (USD), MTN, 1.55%, 09/29/14	125,000	126,113
Utility Contract Funding LLC (USD), 7.94%, 10/01/16 (a)	287,592	310,085
		2,739,349
Diversified Telecommunication Services (2.7%)
AT&T, Inc. (USD), 3.88%, 08/15/21	105,000	109,340
Crown Castle Towers LLC (USD), 6.11%, 01/15/40 (a)	467,000	516,032
Juniper Networks, Inc. (USD), 5.95%, 03/15/41	110,000	120,387
Qwest Corp.
(USD), 8.38%, 05/01/16	550,000	628,375
(USD), 7.50%, 06/15/23	230,000	229,138
(USD), 7.25%, 09/15/25	40,000	40,200
SBA Tower Trust (USD), 5.10%, 04/15/17 (a)	835,000	909,732
Verizon Communications, Inc.
(USD), 3.50%, 11/01/21	140,000	141,237
(USD), 4.75%, 11/01/41	95,000	97,291
		2,791,732
Electric Utilities (1.3%)
DTE Energy Co. (USD), 7.63%, 05/15/14	230,000	263,234
Ipalco Enterprises, Inc. (USD), 5.00%, 05/01/18 (a)	180,000	182,700
Nisource Finance Corp. (USD), 6.25%, 12/15/40	200,000	235,324

See accompanying notes to financial statements.

Annual Report 2011

8

Statement of Investments (continued)

October 31, 2011

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
Public Service Co. of New Mexico (USD), 7.95%, 05/15/18	$230,000	$274,840
Southern Power Co. (USD), 5.15%, 09/15/41	170,000	177,967
Union Electric Co. (USD), 6.70%, 02/01/19	180,000	221,944
		1,356,009
Electronics (0.5%)
Agilent Technologies, Inc. (USD), 6.50%, 11/01/17	260,000	304,300
Amphenol Corp. (USD), 4.75%, 11/15/14	225,000	240,944
		545,244
Energy Equipment & Services (1.3%)
El Paso Pipeline Partners Operating Co. LLC (USD), 5.00%, 10/01/21	195,000	199,967
Energy Transfer Partners LP
(USD), 6.13%, 02/15/17	150,000	165,711
(USD), 4.65%, 06/01/21	65,000	64,526
Enterprise Products Operating LLC (USD), 3.20%, 02/01/16	235,000	243,501
Kinder Morgan Energy Partners LP (USD), 5.13%, 11/15/14	215,000	234,697
Williams Cos., Inc. (USD), 7.75%, 06/15/31	210,000	262,418
Williams Partners LP (USD), 7.25%, 02/01/17	180,000	213,875
		1,384,695
Food & Staples (0.1%)
Home Depot, Inc. (USD), 4.40%, 04/01/21	100,000	109,300
Health Care Equipment & Supplies (0.2%)
Stryker Corp. (USD), 2.00%, 09/30/16	170,000	171,908
Healthcare Providers & Services (0.2%)
Humana, Inc. (USD), 6.30%, 08/01/18	145,000	166,147
Information Technology Services (0.4%)
International Business Machines Corp. (USD), 0.88%, 10/31/14	300,000	300,513
(USD), 1.95%, 07/22/16	130,000	133,193
		433,706
Insurance (1.6%)
American International Group, Inc.
(USD), 4.25%, 09/15/14	295,000	290,168
(USD), MTN, 5.60%, 10/18/16	310,000	312,523
Continental Corp. (USD), 8.38%, 08/15/12	225,000	235,008
Prudential Financial, Inc. (USD), MTN, 5.63%, 05/12/41	150,000	158,836
Transatlantic Holdings, Inc. (USD), 5.75%, 12/14/15	600,000	640,375
		1,636,910
Media (1.2%)
CBS Corp. (USD), 8.88%, 05/15/19	180,000	232,577
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. (USD), 5.88%, 10/01/19	240,000	275,421
NBCUniversal Media LLC (USD), 5.95%, 04/01/41	195,000	227,357
News America, Inc., Series WI (USD), 6.15%, 02/15/41	$160,000	$178,530
Time Warner Cable, Inc. (USD), 4.00%, 09/01/21	345,000	353,311
		1,267,196
Office/Business Equipment (0.8%)
Xerox Corp. (USD), MTN, 7.20%, 04/01/16	760,000	868,642
Oil, Gas & Consumable Fuels (1.3%)
Anadarko Petroleum Corp. (USD), 6.38%, 09/15/17	220,000	258,884
Marathon Petroleum Corp. (USD), 5.13%, 03/01/21 (a)	245,000	264,783
Nabors Industries, Inc. (USD), 4.63%, 09/15/21 (a)	180,000	179,982
Newfield Exploration Co. (USD), 5.75%, 01/30/22	205,000	217,300
Occidental Petroleum Corp. (USD), 1.75%, 02/15/17	120,000	120,664
Rowan Cos., Inc. (USD), 7.88%, 08/01/19	155,000	185,010
Sunoco Logistics Partners Operations LP (USD), 6.10%, 02/15/42	145,000	152,629
		1,379,252
Paper & Forest Products (0.8%)
Georgia-Pacific LLC (USD), 8.00%, 01/15/24	275,000	362,286
International Paper Co. (USD), 7.95%, 06/15/18	390,000	468,085
		830,371
Pharmaceuticals (0.2%)
Medco Health Solutions, Inc. (USD), 7.13%, 03/15/18	185,000	220,349
Real Estate (0.6%)
UDR, Inc. (USD), MTN, 4.25%, 06/01/18	235,000	241,649
WEA Finance LLC (USD), 6.75%, 09/02/19 (a)	385,000	434,696
		676,345
Real Estate Investment Trust (REIT) Funds (0.5%)
Boston Properties LP (USD), 5.88%, 10/15/19	240,000	264,795
Simon Property Group LP (USD), 6.10%, 05/01/16	240,000	271,496
		536,291
Specialty Retail (0.3%)
Best Buy Co., Inc. (USD), 3.75%, 03/15/16	155,000	151,874
Home Depot, Inc. (USD), 5.95%, 04/01/41	135,000	163,441
		315,315
Transportation (0.2%)
CSX Corp. (USD), 4.75%, 05/30/42	185,000	189,205
		22,089,919
Total Corporate Bonds		22,089,919
FOREIGN NON-GOVERNMENT BONDS (7.2%)
AUSTRALIA (0.4%)
Metals & Mining (0.4%)
Rio Tinto Finance USA Ltd. (USD), 6.50%, 07/15/18	335,000	401,955

See accompanying notes to financial statements.

2011 Annual Report

9

Statement of Investments (continued)

October 31, 2011

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
BRITISH VIRGIN ISLANDS (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
CNOOC Finance 2011 Ltd. (USD), 4.25%, 01/26/21 (a)	$200,000	$208,924
CANADA (0.5%)
Commercial Banks (0.2%)
Royal Bank of Canada (USD), 1.45%, 10/30/14	255,000	256,141
Diversified Minerals (0.1%)
Teck Resources Ltd. (USD), 6.25%, 07/15/41	60,000	69,159
Oil, Gas & Consumable Fuels (0.2%)
Canadian Natural Resources Ltd. (USD), 5.90%, 02/01/18	150,000	175,760
		501,060
CAYMAN ISLANDS (0.5%)
Computers & Peripherals (0.5%)
Seagate Technology International (USD), 10.00%, 05/01/14 (a)	483,000	549,413
CHILE (0.3%)
Metals & Mining (0.3%)
Corp. Nacional del Cobre de Chile (USD), 3.88%, 11/03/21 (a)	300,000	298,769
DENMARK (0.3%)
Commercial Banks (0.3%)
Danske Bank A/S (USD), 3.88%, 04/14/16 (a)	265,000	260,901
FRANCE (0.5%)
Beverages (0.3%)
Pernod-Ricard SA (USD), 4.45%, 01/15/22 (a)	350,000	360,291
Electric Utilities (0.2%)
EDF SA (USD), 4.60%, 01/27/20 (a)	165,000	175,750
		536,041
ITALY (0.3%)
Diversified Telecommunication Services (0.3%)
Telecom Italia Capital SA (USD), 5.25%, 10/01/15	345,000	335,961
LUXEMBOURG (0.2%)
Oil & Gas Services (0.2%)
Schlumberger Investment SA (USD), 1.95%, 09/14/16 (a)	240,000	240,775
NETHERLANDS (0.9%)
Commercial Banks (0.7%)
ABN Amro Bank (USD), 3.00%, 01/31/14 (a)	320,000	317,816
ING Bank NV (USD), 5.00%, 06/09/21 (a)	400,000	410,568
		728,384
Electric Utilities (0.2%)
EDP Finance BV
(USD), 6.00%, 02/02/18 (a)	100,000	89,683
(USD), 4.90%, 10/01/19 (a)	155,000	127,188
		216,871
		945,255
REPUBLIC OF IRELAND (0.2%)
Insurance (0.2%)
Willis Group Holdings PLC (USD), 5.75%, 03/15/21	$170,000	$180,805
REPUBLIC OF SOUTH KOREA (0.6%)
Commercial Banks (0.2%)
Korea Development Bank (USD), 3.88%, 05/04/17	225,000	224,811
Gas Utilities (0.4%)
Korea Gas Corp. (USD), 4.25%, 11/02/20 (a)	400,000	391,943
		616,754
SWITZERLAND (0.7%)
Commercial Banks (0.7%)
UBS AG
(USD), MTN, 3.88%, 01/15/15	500,000	501,340
(USD), MTN, 5.88%, 12/20/17	200,000	218,947
		720,287
UNITED KINGDOM (1.6%)
Commercial Banks (0.6%)
Abbey National Treasury Services PLC
(USD), 2.88%, 04/25/14	385,000	369,030
(USD), 4.00%, 04/27/16	55,000	52,475
Lloyds, TSB Bank PLC (USD), 6.38%, 01/21/21	220,000	235,639
		657,144
Oil, Gas & Consumable Fuels (1.0%)
BG Energy Capital PLC (USD), 4.00%, 10/15/21 (a)	200,000	206,214
BP Capital Markets PLC
(USD), 3.20%, 03/11/16	200,000	210,131
(USD), 2.25%, 11/01/16	390,000	392,169
(USD), 4.50%, 10/01/20	195,000	214,118
		1,022,632
		1,679,776
Total Foreign Non-Government Bonds		7,476,676
MUNICIPAL BONDS (3.5%)
UNITED STATES (3.5%)
ARIZONA (0.1%)
Glendale Municipal Property Corp., Revenue Bonds, Series B (USD), 6.08%, 07/01/25	95,000	104,593
CALIFORNIA (0.7%)
Bay Area Toll Authority Revenue Bonds (Build America Bonds) Series S1 (USD), 7.04%, 04/01/50	315,000	403,354
San Diego County California Regional Transportation Commission Revenue Bonds (Build America Bonds) (USD), 5.91%, 04/01/48	255,000	311,605
		714,959
GEORGIA (0.5%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/57	570,000	577,541

See accompanying notes to financial statements.

Annual Report 2011

10

Statement of Investments (continued)

October 31, 2011

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
ILLINOIS (1.2%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/40	$605,000	$649,552
State of Illinois General Obligation Unlimited Bonds (USD), 5.37%, 03/01/17	530,000	558,901
		1,208,453
NEW YORK (0.5%)
New York City Municipal Water Finance Authority Revenue Bonds (Build America Bonds) (USD), 5.44%, 06/15/43	470,000	533,239
OHIO (0.5%)
American Municipal Power, Inc. Revenue Bonds (Build America Bonds) (USD), 5.94%, 02/15/47	505,000	532,624
		3,671,409
Total Municipal Bonds		3,671,409
SOVEREIGN BONDS (0.2%)
REPUBLIC OF SOUTH KOREA (0.2%)
Export-Import Bank of Korea (USD), 4.38%, 09/15/21	200,000	199,991
Total Sovereign Bonds		199,991
U.S. AGENCIES MORTGAGE BACKED (24.8%)
UNITED STATES (24.8%)
Federal Home Loan Mortgage Corp. Pool # G12121 (USD), 5.50%, 04/01/21	439,779	475,506
Series 3835, Class VC (USD), 4.00%, 06/15/22	289,212	313,136
Series 3793, Class LV (USD), 4.00%, 11/15/23	171,791	182,107
Series 3874, Class GW (USD), 3.50%, 06/15/26	110,000	112,452
Series 3476, Class VB (USD), 5.50%, 02/15/27	180,000	194,536
Series 2154, Class PL (USD), 6.50%, 05/15/29	161,738	181,712
Series 3755, Class ML (USD), 5.50%, 06/15/29	392,828	426,497
Series 3738, Class BD (USD), 4.00%, 10/15/30	435,000	443,986
Pool # A12809 (USD), 4.50%, 08/01/33	497,051	527,699
Series 3028, Class ME (USD), 5.00%, 02/15/34	500,000	554,544
Series 3659, Class VG (USD), 5.00%, 09/15/34	300,000	336,919
Pool # G01840 (USD), 5.00%, 07/01/35	470,736	506,289
Pool # G02168 (USD), 6.00%, 04/01/36	585,621	642,090
Pool # A60299 (USD), 6.50%, 05/01/37	1,154,023	1,285,676
Pool # 1Q0571 (USD), 5.05%, 06/01/38 (b)	511,531	545,978
Pool # A81046 (USD), 6.00%, 08/01/38	152,857	167,501
Series 3864, Class AB (USD), 4.00%, 06/15/39	321,506	346,125
Pool # G06409 (USD), 6.00%, 11/01/39	314,810	345,179
Series 3715, Class PC (USD), 4.50%, 08/15/40	450,000	465,615
Series 3923, Class PQ (USD), 4.00%, 09/15/40	265,000	275,382
Pool # A94362 (USD), 4.00%, 10/01/40	572,780	598,186
Pool # A96374 (USD), 4.00%, 01/01/41	498,917	520,423
Pool # Q03019 (USD), 4.00%, 09/01/41	458,373	478,131
Pool # Q04017 (USD), 4.00%, 10/01/41	244,124	253,732
Pool # Q04057 (USD), 4.00%, 10/01/41	244,635	255,181
TBA (USD), 3.50%, 11/01/41	470,000	476,609
Federal National Mortgage Association
Series 2011-34, Class VA (USD), 4.00%, 06/25/22	167,611	182,019
Series 2011-32, Class VG (USD), 4.00%, 02/25/24	$385,917	$415,542
Pool # 993565 (USD), 4.00%, 04/01/24	366,398	385,378
Pool # AL0302 (USD), 5.00%, 04/01/24	312,895	336,095
Series 2011-81, Class KB (USD), 3.50%, 08/25/26	230,000	235,136
Pool # MA0096 (USD), 4.50%, 06/01/29	18,479	19,582
Pool # 555424 (USD), 5.50%, 05/01/33	602,508	657,675
Pool # 555531 (USD), 5.50%, 06/01/33	127,902	139,613
Pool # 735733 (USD), 4.50%, 10/01/33	432,922	460,250
Series 2005-15, Class EC (USD), 5.00%, 10/25/33	415,000	455,652
Pool # 357632 (USD), 5.50%, 10/01/34	218,792	238,791
Pool # 735676 (USD), 5.00%, 07/01/35	208,677	225,142
Pool # 891386 (USD), 5.50%, 10/01/35	446,279	487,002
Pool # 745355 (USD), 5.00%, 03/01/36	467,776	504,394
Pool # 995793 (USD), 5.50%, 09/01/36	406,390	443,664
Pool # 903749 (USD), 6.00%, 10/01/36	623,646	691,468
Pool # AL0525 (USD), 5.50%, 04/01/37	320,704	350,019
Pool # 995050 (USD), 6.00%, 09/01/37	320,973	352,970
Pool # AD0198 (USD), 5.50%, 09/01/38	318,388	347,441
Series 2011-35, Class PA (USD), 4.00%, 02/25/39	398,746	424,160
Series 2011-49, Class KB (USD), 4.50%, 07/25/39	425,000	452,198
Series 2011-27, Class JQ (USD), 4.00%, 09/25/39	628,436	674,065
Series 2011-2, Class PD (USD), 4.00%, 12/25/39	185,000	184,776
Series 2011-31, Class PB (USD), 4.00%, 01/25/40	130,000	133,705
Series 2011-2, Class PL (USD), 4.00%, 02/25/41	320,000	322,758
Pool # AL0111 (USD), 4.50%, 03/01/41	407,015	433,853
Pool # AI1085 (USD), 3.16%, 06/01/41	217,304	225,933
Pool # AI1086 (USD), 3.17%, 06/01/41	271,305	282,105
Pool # AI5578 (USD), 4.50%, 07/01/41	591,944	630,975
Pool # AI5595 (USD), 5.00%, 07/01/41	298,215	322,730
Series 2011-60, Class AT (USD), 5.00%, 07/25/41	425,000	469,900
Pool # AJ1422 (USD), 5.00%, 09/01/41	673,330	726,670
Pool # AB3690 (USD), 4.00%, 10/01/41	424,381	441,614
Pool # AJ1472 (USD), 4.00%, 10/01/41	249,623	259,759
Series 2009-85, Class LC (USD), 4.50%, 10/25/49	445,000	479,839
Government National Mortgage Association
Series 2011-45, Class VE (USD), 4.50%, 04/20/22	316,357	349,515
Series 2010-76, Class DB, CMO (USD), 4.00%, 12/16/24	85,000	92,318
Series 2009-13, Class ND (USD), 4.50%, 02/16/33	187,811	199,982
Pool # 783356 (USD), 6.00%, 06/20/41	284,092	318,279
Pool # 769101 (USD), 4.00%, 07/20/41	487,005	517,874
		25,782,032
Total U.S. Agencies Mortgage Backed		25,782,032

See accompanying notes to financial statements.

2011 Annual Report

11

Statement of Investments (concluded)

October 31, 2011

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
U.S. TREASURY OBLIGATIONS (24.4%)
UNITED STATES (24.4%)
U.S. Treasury Bond (USD), 4.38%, 05/15/41	$3,638,000	$4,465,645
U.S. Treasury Note
(USD), 0.75%, 05/31/12 (d)	50,000	50,189
(USD), 1.38%, 11/15/12	5,530,000	5,598,262
(USD), 0.13%, 09/30/13	9,808,000	9,783,088
(USD), 0.50%, 10/15/14	1,757,000	1,761,252
(USD), 1.00%, 09/30/16	1,674,000	1,675,172
(USD), 1.38%, 09/30/18	1,397,000	1,376,918
(USD), 2.13%, 08/15/21	695,000	691,963
		25,402,489
Total U.S. Treasury Obligations		25,402,489
YANKEE DOLLARS (0.4%)
CANADA (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Suncor Energy, Inc. (USD), 6.10%, 06/01/18	240,000	284,028
CAYMAN ISLANDS (0.1%)
Insurance (0.1%)
XL Group Ltd. (USD), 5.75%, 10/01/21	110,000	115,985
Total Yankee Dollars		400,013
REPURCHASE AGREEMENT (3.2%)
UNITED STATES (3.2%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $3,328,001, collateralized by a U.S. Treasury Note, maturing 5/31/16; total market value of $3,399,476	3,328,000	3,328,000
Total Repurchase Agreement		3,328,000
Total Investments (Cost $104,902,342) (e)—102.4%		106,486,670

Liabilities in excess of other assets—(2.4)%		(2,485,189)
Net Assets—100.0%		$104,001,481

(a)	Denotes a restricted security.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2011.
(c)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(d)	A security or a portion of the security was used to cover the margin requirement for futures contracts.
(e)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BKNT	Bank Note
MTN	Medium Term Note
REIT	Real Estate Investment Trust
TBA	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
USD	U.S. Dollar

See accompanying notes to financial statements.

Annual Report 2011

12

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

The Aberdeen Emerging Markets Debt Local Currency Fund (Class A shares at NAV net of fees) returned –5.60% from the date of its inception on May 2, 2011 to October 31, 2011, versus the –4.40% return of its benchmark during the same period, the JPMorgan GBI-EM Global Diversified Index. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Debt Funds (consisting of 120 funds) was 1.11% for the same period.

Emerging market debt experienced mixed fortunes throughout the reporting period. The JPMorgan GBI-EM Global Diversified Index rebounded towards the end of the period following sharp losses in September due to concerns about the Eurozone sovereign debt crisis, which resulted in sharp declines in most emerging market currencies. The Brazilian real, Mexican peso, South African rand and Polish zloty were among the hardest hit, posting double-digit declines against the U.S. dollar, reflecting a shakeout of some widely held currency positions by foreign investors. Emerging Europe was the worst-performing region for the reporting period due to the market’s view that it is highly correlated with the troubled Eurozone countries, while Asia and Latin America outperformed versus other regions. Indonesia was the top-performing country over the period, followed by Brazil and Peru. Turkey was the worst- performing market, reflecting ongoing concerns about the experimental monetary policy adopted at the end of 2010, and its rising current account deficit. The usually quiet summer months proved to be anything but. With relatively weak economic data from the U.S. and fears about the Greek sovereign debt situation further decreasing investors’ appetite for risky assets, global bond yields declined (and prices rose correspondingly). Towards the end of the reporting period, the European Union summit in late October provided some brief consolation to the markets, and risky assets regained some of their previous losses.

An overweight position in Poland relative to the benchmark JPMorgan GBI-EM Global Diversified Index detracted from performance for the reporting period, along with an overweight to Mexico, an underweight position in Indonesian rates, and a relatively small position in Argentina.

An overweight exposure to the Brazilian real and interest rates was a notable contributor to Fund performance, along with an underweight position in Turkey. The Fund was also generally underweight the Hungarian forint and rates over the period, which added to performance, along with a relatively long position in South African rates and an underweight South African rand position.

We reduced our underweight position in Turkey following the sharp underperformance of the Turkish lira earlier in the period. We moved the portfolio from a neutral to underweight position in the Hungarian forint and we remained neutral Hungarian rates, reflecting our concerns about the deteriorating fiscal policy environment in that country. We also closed small positions in Egyptian T-bills due to concerns about the upcoming elections and the declining pace of foreign exchange (FX) reserves, and in Argentina due to our concerns about a faster pace of currency depreciation following the October presidential election.

We have maintained the Fund’s overweight versus the benchmark to Latin America, with key overweights to Mexico and Brazil. The portfolio remains underweight Emerging Europe currencies and rates, reflecting our concern about the impact from the Eurozone sovereign debt crisis. The key position in the Eastern Europe, Middle East and Africa (EEMEA) region is an overweight to South African rates. In Asia, the Fund remains underweight rates and slightly overweight currencies, namely the Indonesian rupiah and Malaysian ringgit, which we feel should benefit from the modest appreciation of the Chinese renminbi.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, credit, prepayment, and extension risk.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

The Fund may invest in derivatives which can be volatile and may affect fund performance.

Please read the prospectus for more detailed information regarding these risks.

2011 Annual Report

13

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Average Annual Total Return (For period ended October 31, 2011)		Inception†[1]
Class A	w/o SC	(5.60%	)
	w/SC2	(9.58%	)
Class C	w/o SC	(5.94%	)
	w/SC3	(6.87%	)
Class R4	w/o SC	(5.73%	)
Institutional Service Class[4]	w/o SC	(5.54%	)
Institutional Class[4]	w/o SC	(5.54%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
1	Fund commenced operations on May 2, 2011.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the inception to date returns because it is charged when you sell Class C shares within the first year after purchase.
4	Not subject to any sales charge.

Annual Report 2011

14

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Debt Local Currency Fund, J.P. Morgan Government Bond Index Emerging Markets (GBI EM) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect and fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan GBI EM Global Diversified Index is a comprehensive global emerging markets index, that consists of liquid, fixed-rate, domestic currency government bonds. The index is market capitalization weighted, with a cap of 10% allocated to any one country.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Sovereign Bonds	76.5%
Repurchase Agreement	31.6%
Foreign Non-Government Bonds	7.5%
Eurodollar Bonds	6.8%
Liabilities in excess of other assets	(22.4%	)
	100.0%

Top Industries
Oil, Gas & Consumable Fuels	6.1%
Commercial Banks	4.4%
Chemicals	1.0%
Other	88.5%
100.0%

Top Holdings*
South Africa Government Bond, Series R203 09/15/17	7.4%
Poland Government Bond, Series 1017 10/25/17	5.6%
Indonesia Treasury Bond, Series FR54 07/15/31	5.0%
Peru Government Bond 08/12/20	5.0%
Mexico Fixed Rate Bonds, Series M10 12/13/18	4.8%
Banco Votorantim SA, Series REGS 05/16/16	4.4%
Gazprom OAO Via RBS AG, Series REGS 03/01/13	4.0%
Republic of Argentina, Series VII 09/12/13	3.7%
Qatar Government International Bond, Series REGS 04/09/14	2.8%
Mexico Fixed Rate Bonds, Series M20 12/05/24	2.8%
Other	54.5%
100.0%

Top Countries
United States	31.6%
South Africa	12.8%
Mexico	11.4%
Poland	9.5%
Brazil	8.0%
Turkey	7.1%
Indonesia	5.9%
Hungary	5.4%
Peru	5.0%
Thailand	4.8%
Other	(1.5%	)
	100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2011 Annual Report

15

Statement of Investments

October 31, 2011

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value
EURODOLLAR BONDS (6.8%)
GERMANY (4.0%)
Oil, Gas & Consumable Fuels (4.0%)
Gazprom OAO Via RBS AG, Series REGS (USD), 9.63%, 03/01/13 (a)	$1,120,000	$1,219,680
QATAR (2.8%)
Sovereign (2.8%)
Qatar Government International Bond, Series REGS (USD), 5.15%, 04/09/14 (a)	800,000	870,000
Total Eurodollar Bonds		2,089,680
FOREIGN NON-GOVERNMENT BONDS (7.5%)
BRAZIL (4.4%)
Commercial Banks (4.4%)
Banco Votorantim SA, Series REGS (BRL), EMTN, 6.25%, 05/16/16 (a)	2,200,000	1,342,284
CHINA (1.0%)
Chemicals (1.0%)
Sinochem Offshore Capital Co. Ltd. (CNH), 1.80%, 01/18/14	2,000,000	303,268
MEXICO (2.1%)
Oil, Gas & Consumable Fuels (2.1%)
Petroleos Mexicanos (MXN), 9.10%, 01/27/20	7,800,000	650,783
Total Foreign Non-Government Bonds		2,296,335
SOVEREIGN BONDS (76.5%)
ARGENTINA (3.7%)
Republic of Argentina, Series VII (USD), 7.00%, 09/12/13	1,150,000	1,124,125
BRAZIL (3.6%)
Brazilian Government International Bond (BRL), 12.50%, 01/05/16	530,000	359,641
(BRL), 10.25%, 01/10/28	1,140,000	738,708
		1,098,349
EGYPT (0.6%)
Egypt Government International Bond, Series REGS (EGP), 8.75%, 07/18/12 (a)	1,200,000	190,818
HUNGARY (5.4%)
Hungary Government Bond
Series 13, Class E (HUF), 7.50%, 10/24/13	150,200,000	687,629
Series 15, Class A (HUF), 8.00%, 02/12/15	102,500,000	473,752
Series 22, Class A (HUF), 7.00%, 06/24/22	120,100,000	510,481
		1,671,862
INDONESIA (5.9%)
Indonesia Treasury Bond Series FR54 (IDR), 9.50%, 07/15/31	10,916,000,000	1,534,421
Series FR50 (IDR), 10.50%, 07/15/38	1,800,000,000	277,380
		1,811,801
MALAYSIA (4.6%)
Malaysia Government Bond Series 0210 (MYR), 4.01%, 09/15/17	$1,850,000	$618,993
Series 0111 (MYR), 4.16%, 07/15/21	2,400,000	808,475
		1,427,468
MEXICO (9.3%)
Mexico Fixed Rate Bonds Series M10 (MXN), 7.25%, 12/15/16	3,350,000	275,624
Series M10 (MXN), 8.50%, 12/13/18	16,700,000	1,460,351
Series M20 (MXN), 10.00%, 12/05/24	8,800,000	865,953
Series M30 (MXN), 8.50%, 11/18/38	3,000,000	251,009
		2,852,937
PERU (5.0%)
Peru Government Bond (PEN), 7.84%, 08/12/20	3,600,000	1,524,294
POLAND (9.5%)
Poland Government Bond Series 0413 (PLN), 5.25%, 04/25/13	2,300,000	730,515
Series 1015 (PLN), 6.25%, 10/24/15	1,430,000	471,108
Series 1017 (PLN), 5.25%, 10/25/17	5,430,000	1,707,361
		2,908,984
RUSSIA (2.2%)
Russian Foreign Bond — Eurobond (RUB), 7.85%, 03/10/18 (a)	20,000,000	679,482
SOUTH AFRICA (12.8%)
Eskom Holdings Ltd., Series E170 (ZAR), 13.50%, 08/01/20	4,500,000	720,992
South Africa Government Bond Series R203 (ZAR), 8.25%, 09/15/17	17,200,000	2,259,593
Series R186 (ZAR), 10.50%, 12/21/26	3,400,000	509,946
Series R213 (ZAR), 7.00%, 02/28/31	4,200,000	441,197
		3,931,728
THAILAND (4.8%)
Thailand Government Bond (THB), 4.25%, 03/13/13	4,800,000	157,975
(THB), 5.25%, 05/12/14	11,300,000	384,811
(THB), 2.80%, 10/10/17	18,800,000	597,047
(THB), 3.65%, 12/17/21	10,600,000	348,087
		1,487,920
TURKEY (7.1%)
Turkey Government Bond Series CPI (TRY), 10.00%, 02/15/12	280,691	165,789
(TRY), 0.00%, 04/25/12 (b)	880,000	474,038
(TRY), 10.00%, 06/17/15	1,050,000	605,038
(TRY), 10.50%, 01/15/20	920,000	549,638
Series CPI (TRY), 4.00%, 04/01/20	646,120	390,946
		2,185,449
URUGUAY (2.0%)
Uruguay Government International Bond (UYU), 5.00%, 09/14/18	4,708,481	261,320
(UYU), 4.25%, 04/05/27 (c)	6,914,185	369,549
		630,869
Total Sovereign Bonds		23,526,086

See accompanying notes to financial statements.

Annual Report 2011

16

Statement of Investments (continued)

October 31, 2011

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (31.6%)
UNITED STATES (31.6%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $9,730,003, collateralized by U.S. Treasury Bill, maturing 12/29/11; total market value of $9,924,841	$9,730,000	$9,730,000
Total Repurchase Agreement		9,730,000
Total Investments (Cost $38,911,343) (d)—122.4%		37,642,101

Liabilities in excess of other assets—(22.4)%		(6,877,985)
Net Assets—100.0%		$30,764,116

(a)	Denotes a restricted security.
(b)	Issued with a zero coupon.
(c)	Inflation linked security.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi Offshore
COP	Colombian Peso
EGP	Egyptian Pound
EMTN	Euro Medium Term Note
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	New Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See accompanying notes to financial statements.

2011 Annual Report

17

Statement of Investments (continued)

October 31, 2011

Aberdeen Emerging Markets Debt Local Currency Fund

At October 31, 2011, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar 12/02/11	Barclays Bank PLC	BRL	99,000	USD	57,169	$57,264	$95
12/02/11	JPMorgan Chase	BRL	395,000	USD	221,895	228,481	6,586
12/02/11	UBS	BRL	1,876,000	USD	1,154,746	1,085,138	(69,608)
Chilean Peso/United States Dollar 12/02/11	Barclays Bank PLC	CLP	38,870,000	USD	79,205	79,115	(90)
12/02/11	JPMorgan Chase	CLP	105,282,000	USD	204,403	214,289	9,886
Colombian Peso/United States Dollar 12/02/11	Barclays Bank PLC	COP	81,010,000	USD	43,554	43,425	(129)
12/02/11	JPMorgan Chase	COP	54,488,000	USD	29,107	29,208	101
12/02/11	UBS	COP	404,061,000	USD	225,827	216,597	(9,230)
Hungarian Forint/United States Dollar 01/20/12	Barclays Bank PLC	HUF	86,624,000	USD	410,023	389,746	(20,277)
01/20/12	JPMorgan Chase	HUF	15,213,000	USD	70,615	68,448	(2,167)
Indian Rupee/United States Dollar 12/02/11	Barclays Bank PLC	INR	15,200,000	USD	310,540	310,078	(462)
Indonesian Rupiah/United States Dollar 12/02/11	Barclays Bank PLC	IDR	3,376,646,000	USD	383,221	381,026	(2,195)
12/02/11	JPMorgan Chase	IDR	5,652,740,000	USD	650,520	637,862	(12,658)
12/02/11	UBS	IDR	2,809,634,000	USD	313,400	317,043	3,643
Malaysian Ringgit/United States Dollar 12/02/11	Barclays Bank PLC	MYR	1,817,000	USD	591,960	589,877	(2,083)
12/02/11	JPMorgan Chase	MYR	643,000	USD	205,464	208,746	3,282
12/02/11	Royal Bank of Scotland	MYR	3,781,000	USD	1,267,643	1,227,478	(40,165)
Mexican Peso/United States Dollar 01/20/12	Barclays Bank PLC	MXN	15,504,000	USD	1,171,824	1,155,093	(16,731)
01/20/12	Citibank	MXN	8,836,000	USD	661,759	658,308	(3,451)
New Russian Ruble/United States Dollar 12/02/11	Barclays Bank PLC	RUB	14,711,000	USD	487,550	483,390	(4,160)
12/02/11	JPMorgan Chase	RUB	1,774,000	USD	57,860	58,292	432
12/02/11	Royal Bank of Scotland	RUB	23,720,000	USD	804,151	779,417	(24,734)
12/02/11	UBS	RUB	8,537,000	USD	278,033	280,518	2,485
Peruvian Nouveau Sol/United States Dollar 12/02/11	UBS	PEN	139,000	USD	50,741	51,230	489
Polish Zloty/United States Dollar 01/20/12	Barclays Bank PLC	PLN	2,126,000	USD	697,487	663,049	(34,438)
01/20/12	JPMorgan Chase	PLN	791,000	USD	249,525	246,694	(2,831)
South African Rand/United States Dollar 01/20/12	Barclays Bank PLC	ZAR	5,054,000	USD	650,243	629,641	(20,602)
01/20/12	JPMorgan Chase	ZAR	1,520,000	USD	189,933	189,366	(567)
South Korean Won/United States Dollar 12/02/11	Barclays Bank PLC	KRW	142,928,000	USD	129,113	128,129	(984)
12/02/11	JPMorgan Chase	KRW	75,842,000	USD	67,147	67,989	842
12/02/11	Royal Bank of Scotland	KRW	430,738,000	USD	396,438	386,139	(10,299)
Thai Baht/United States Dollar 01/20/12	JPMorgan Chase	THB	10,880,000	USD	351,789	352,552	763
Turkish Lira/United States Dollar 01/20/12	Barclays Bank PLC	TRY	1,014,000	USD	571,351	563,532	(7,819)
01/20/12	Citibank	TRY	194,000	USD	107,661	107,816	155
01/20/12	JPMorgan Chase	TRY	197,000	USD	107,130	109,483	2,353
						$12,994,459	$(254,568)

See accompanying notes to financial statements.

Annual Report 2011

18

Statement of Investments (concluded)

October 31, 2011

Aberdeen Emerging Markets Debt Local Currency Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real 12/02/11	JPMorgan Chase	USD	180,531	BRL	312,000	$180,470	$61
12/02/11	UBS	USD	194,212	BRL	358,000	207,079	(12,867)
United States Dollar/Egyptian Pound 12/01/11	UBS	USD	189,043	EGP	1,156,000	192,508	(3,465)
United States Dollar/Hungarian Forint 01/20/12	Barclays Bank PLC	USD	188,814	HUF	40,842,000	183,760	5,054
01/20/12	Credit Suisse	USD	22,842	HUF	4,882,000	21,965	877
01/20/12	Goldman Sachs	USD	150,198	HUF	32,140,000	144,607	5,591
01/20/12	JPMorgan Chase	USD	293,973	HUF	63,413,000	285,313	8,660
United States Dollar/Indonesian Rupiah 12/02/11	JPMorgan Chase	USD	236,204	IDR	2,192,860,000	247,445	(11,241)
United States Dollar/Malaysian Ringgit 12/02/11	Morgan Stanley	USD	46,307	MYR	147,000	47,723	(1,416)
United States Dollar/Mexican Peso 01/20/12	Barclays Bank PLC	USD	210,512	MXN	2,866,000	213,525	(3,013)
01/20/12	UBS	USD	224,031	MXN	2,962,000	220,678	3,353
United States Dollar/New Russian Ruble 12/02/11	JPMorgan Chase	USD	50,951	RUB	1,623,000	53,331	(2,380)
12/02/11	Royal Bank of Scotland	USD	42,204	RUB	1,235,000	40,581	1,623
12/02/11	UBS	USD	176,658	RUB	5,200,000	170,867	5,791
United States Dollar/Peruvian Nouveau Sol 12/02/11	Barclays Bank PLC	USD	333,578	PEN	909,000	335,025	(1,447)
12/02/11	UBS	USD	1,082,853	PEN	2,989,000	1,101,637	(18,784)
United States Dollar/Polish Zloty 01/20/12	Barclays Bank PLC	USD	135,156	PLN	429,000	133,795	1,361
01/20/12	Citibank	USD	82,279	PLN	259,000	80,776	1,503
01/20/12	Goldman Sachs	USD	381,594	PLN	1,175,000	366,455	15,139
01/20/12	JPMorgan Chase	USD	226,814	PLN	719,000	224,239	2,575
01/20/12	UBS	USD	80,266	PLN	251,000	78,281	1,985
United States Dollar/South African Rand 01/20/12	Barclays Bank PLC	USD	219,874	ZAR	1,778,000	221,508	(1,634)
01/20/12	Goldman Sachs	USD	1,410,757	ZAR	11,124,000	1,385,857	24,900
01/20/12	UBS	USD	187,763	ZAR	1,481,000	184,507	3,256
United States Dollar/Thai Baht 01/20/12	Barclays Bank PLC	USD	108,187	THB	3,357,000	108,779	(592)
01/20/12	Goldman Sachs	USD	101,302	THB	3,112,000	100,840	462
United States Dollar/Turkish Lira 01/20/12	Goldman Sachs	USD	156,466	TRY	290,000	161,168	(4,702)
01/20/12	UBS	USD	118,134	TRY	211,000	117,263	871
						$6,809,982	$21,521

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

2011 Annual Report

19

Aberdeen Global Fixed Income Fund (Unaudited)

The Aberdeen Global Fixed Income Fund (Class A shares at NAV net of fees) returned 1.34% for the annual period ended October 31, 2011, versus 4.07% for its benchmark, the Barclays Capital Global Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Income Funds (consisting of 167 funds) was 2.41% for the period.

During the reporting period, the European debt crisis escalated and fears of contagion led to indiscriminate risk aversion. Peripheral Eurozone countries came under severe pressure from bond investors concerned over levels of indebtedness. European Union/International Monetary Fund bailouts failed to calm the markets and yield spreads relative to German bunds traded at historically wide levels. In the U.S., concerns over gross domestic product (GDP) growth and protracted debt ceiling negotiations were the main focus. The Federal Reserve introduced a second round of quantitative easing in an attempt to stimulate growth. However, activity was generally weak over the summer, coupled with Standard and Poor’s downgrade of the U.S. sovereign debt rating to AA+ from AAA and troubled debt ceiling talks, which eroded investors’ confidence to take risk. This resulted in strong performance in core sovereign debt markets. Towards the end of the reporting period, the European Union summit in late October provided some brief consolation to the markets, and risky assets recovered some of their previous losses.

Country allocation was positive for performance as the Fund held an overweight bias to what we believe are the best-performing U.S. markets relative to Europe and the UK. We preferred the U.S. market given the Fed’s commitment to easy monetary conditions. The underweight to the UK market was attributable to our assessment that persistently high inflation would put pressure on gilt yields. Yield curve positioning also had a positive impact as we positioned the Fund with a flattening bias and the long end outperformed due to the Fed’s commitment to low long-term interest rates and weaker-than-expected economic growth.

The Fund’s duration positioning detracted from performance over the period. Weaker- than-expected growth, combined with flight-to-quality purchases of “risk-free” assets provided strong support to core government bond markets; therefore, a long duration bias would have been optimal. The rationale for targeting a shorter duration relative to the benchmark Barclays Capital Global Aggregate Bond Index was our belief that the market had become overly pessimistic about global growth. We felt that better-than-expected economic data was being ignored by the market and that, with the erosion of yield caused by higher inflation, government bonds represented poor value. Bonds continued to rally despite negative real yields (after inflation) and the duration position subsequently caused the Fund to underperform relative to the benchmark. The portfolio’s overweight in the credit sector relative to government securities also was a detractor. We favored the credit market due to improved corporate and bank balance sheets and tighter financial regulations. We particularly liked the additional security offered by covered bond structures-bonds backed by a separate pool of debt securities. Some of these covered bonds were issued by borrowers domiciled in peripheral European countries, and yield spreads on these issues widened significantly during the third quarter of 2011 when investors became more risk averse due to the increased likelihood of a Greek default. Spreads on our holdings in UK and French banks also widened at this time as the market focused once again on a resurgence of systemic risk and the need for banks to recapitalize.

We used interest rate futures during the annual period to implement a short duration target relative to the benchmark. The short duration stance detracted from performance over the period after bond yields fell as investors sought the relative safety of the U.S. Treasury market. We also employed interest rate futures to position the portfolio with a flattening bias to the yield curve, which enhanced the Fund’s relative performance. We used foreign-exchange (FX) forwards to implement our active currency positions. Currency management had a negative impact due mainly to our decision to underweight the Japanese yen just before the Bank of Japan’s intervention in late 2010 and also the underweight exposure to the Swiss franc, which continued to rally despite being extremely overvalued. The Swiss central bank’s intervention eventually curbed the value of the franc versus the U.S. dollar. Nonetheless, the Fund’s underweight in the currency had an overall negative effect on performance for the period.

During the reporting period, we reduced the Fund’s duration by approximately one year due to our belief that the market had become overly pessimistic about global growth. We also added risk to the European covered bond sector and selectively added U.S. Build America Bonds (taxable municipal securities) to the Fund.

The Fund is underweight versus the benchmark to the government, sovereign and supranational sectors relative to overweight positioning in the mortgage, asset-backed securities (ABS) and covered bond sectors. Within the U.S. securitized sector, we hold an overweight bias to commercial mortgage-backed securities (CMBS) and non-agency MBS. Within Europe, the Fund is overweight the covered bond sector and financials via subordinated debt issued by insurers.

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Annual Report 2011

20

Aberdeen Global Fixed Income Fund (Unaudited)

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, credit, prepayment, and extension risk.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

The Fund may invest in derivatives which can be volatile and may affect fund performance.

Please read the prospectus for more detailed information regarding these risks.

2011 Annual Report

21

Aberdeen Global Fixed Income Fund

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.	10 Yr.	Inception
Class A2	w/o SC	1.34%		6.12%	–	6.15%
	w/SC6	(2.94%	)	5.21%	–	5.69%
Class C3	w/o SC	0.51%		5.31%	–	3.76%
	w/SC7	(0.45%	)	5.31%	–	3.76%
Institutional Service Class[4,8]	w/o SC	1.58%		6.35%	6.29%	–
Institutional Class[5,8]	w/o SC	1.60%		6.36%	6.30%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Credit Suisse Global Fixed Income Fund, Inc. (the “Global Fixed Income Predecessor Fund”). The Fund has adopted the performance of the Global Fixed Income Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Global Fixed Income Predecessor Fund. The Fund and the Global Fixed Income Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A shares of the Fund acquired the assets of Class A of the Global Fixed Income Predecessor Fund. Class A shares of the Global Fixed Income Predecessor Fund commenced operations on November 30, 2001.
3	Class C shares of the Fund acquired the assets of Class C of the Global Fixed Income Predecessor Fund. Class C shares of the Global Fixed Income Predecessor Fund commenced operations on April 29, 2005.
4	Institutional Service Class shares acquired the assets of the Common Class and Advisor Class shares of the Global Fixed Income Predecessor Fund. The performance presented reflects the performance of Common Class shares of the Global Fixed Income Predecessor Fund, as Advisor shares were not available for investment at the time of the reorganization.
5.	Returns before the first offering of the Institutional Class Shares (July 20, 2009) are based on the previous performance of the Institutional Service Class Shares. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have not been adjusted to reflect Institutional Class shares expenses.
6	A 4.25% front-end sales charge was deducted.
7	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
8	Not subject to any sales charges.

Annual Report 2011

22

Aberdeen Global Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Fixed Income Fund, the Barclays Capital Global Aggregate Bond Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Barclays Capital, including the U.S. Aggregate™ Bond Index, the Pan-European™ Aggregate Index, the Global Treasury™ Index, the Asian-Pacific™ Aggregate Index, the Eurodollar™ Index and the U.S. Investment™ Grade 144A Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2011

Asset Allocation
Other Domestic Government Bonds	36.3%
Foreign Non-Government Bonds	19.8%
U.S. Agencies Mortgage Backed	13.8%
Corporate Bonds	10.8%
U.S. Treasury Obligations	3.9%
Commercial Mortgage-Backed Securities	2.9%
Residential Mortgage-Backed Securities	2.9%
Asset-Backed Securities	2.6%
Covered Bonds	2.2%
Municipal Bonds	1.7%
Repurchase Agreement	1.4%
Yankee Dollars	0.3%
Other assets in excess of liabilities	1.4%
100.0%

Top Industries
Commercial Banks	11.8%
Diversified Financial Services	4.7%
Diversified Telecommunication Services	2.8%
Electric Utilities	1.5%
Oil, Gas & Consumable Fuels	1.4%
Food & Staples	1.2%
Insurance	1.1%
Energy Equipment & Services	0.7%
Chemicals	0.5%
Agriculture	0.5%
Other	73.8%
100.0%

Top Holdings*
Japan Government 5 Year Bond, Series 81 03/20/14	4.0%
Japan Government 20 Year Bond, Series 62 06/20/23	4.0%
Singapore Government Bond 07/01/14	3.4%
Japan Government 10 Year Bond, Series 275 12/20/15	2.6%
Japan Government 5 Year Bond, Series 92 09/20/15	2.4%
U.S. Treasury Note 11/15/12	1.9%
Canadian Government Bond 06/01/14	1.3%
Finland Government Bond 04/15/21	1.3%
Japan Government 10 Year Bond, Series 297 12/20/18	1.3%
United Kingdom Treasury Gilt 09/07/39	1.0%
Other	76.8%
100.0%

Top Countries
United States	39.6%
Japan	16.2%
United Kingdom	11.3%
Spain	4.1%
Italy	3.9%
France	3.7%
Singapore	3.4%
Canada	3.1%
Germany	3.0%
Sweden	2.6%
Other	9.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2011 Annual Report

23

Statement of Investments

October 31, 2011

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (2.6%)
GERMANY (0.4%)
German Postal Pensions Securitisation 2 PLC, Series 2 (EUR), 4.25%, 01/18/17	$100,000	$151,017
ITALY (0.3%)
Romulus Finance SRL, Series A1 (EUR), 4.94%, 02/20/13	70,000	85,541
UNITED KINGDOM (0.2%)
Chester Asset Receivables Dealings 2003-B PLC, Class A (GBP), 4.65%, 09/15/15	50,000	82,732
UNITED STATES (1.7%)
Capital One Multi-Asset Execution Trust
Series 2006-B1, Class B1 (USD), 0.52%, 01/15/19 (a)	105,000	100,556
Series 2004-B3, Class B3 (USD), 0.97%, 01/18/22 (a)	35,000	33,427
CPS Auto Trust, Series 2010-A, Class A (USD), 2.89%, 03/15/16 (b)	42,932	42,995
Ford Credit Auto Owner Trust, Series 2009-B, Class A3 (USD), 2.79%, 08/15/13	32,791	33,010
Santander Drive Auto Receivables Trust Series 2011-4, Class B (USD), 2.90%, 05/16/16	21,000	21,047
Series 2010-2, Class C (USD), 3.89%, 07/17/17	16,000	16,329
SLM Student Loan Trust 2003-10, Series REGS (EUR), 2.08%, 12/15/27 (a)(b)	230,000	280,450
World Financial Network Credit Card Master Trust Series 2010-A, Class A (USD), 3.96%, 04/15/19	35,000	37,476
Series 2010-A, Class M (USD), 5.20%, 04/15/19	45,000	48,751
		614,041
Total Asset-Backed Securities		933,331
COMMERCIAL MORTGAGE-BACKED SECURITIES (2.9%)
UNITED STATES (2.9%)
Americold LLC Trust, Series 2010-ARTA, Class A2FL (USD), 2.50%, 01/14/29 (a)(b)	100,000	97,408
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class AM (USD), 5.58%, 09/11/41 (a)	25,000	24,964
Series 2005-PWR9, Class AAB (USD), 4.80%, 09/11/42	31,745	33,107
Series 2007-PW17, Class A4 (USD), 5.69%, 06/11/50 (a)	25,000	27,219
Series 2007-PW17, Class AM (USD), 5.90%, 06/11/50 (a)	50,000	47,935
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4 (USD), 5.43%, 10/15/49	10,000	10,865
Series 2006-C5, Class AM (USD), 5.46%, 10/15/49	20,000	19,408
Series 2007-C6, Class A4 (USD), 5.70%, 12/10/49 (a)	30,000	32,779
Series 2007-C6, Class AM (USD), 5.70%, 12/10/49 (a)	50,000	46,880
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B (USD), 6.01%, 12/10/49 (a)	40,000	42,641
Commercial Mortgage Pass Through Certificates
Series 2006-C7, Class AM (USD), 5.78%, 06/10/46 (a)	25,000	24,755
Series 2007-C9, Class A4 (USD), 5.81%, 12/10/49 (a)	$10,000	$10,955
Series 2007-C9, Class AM (USD), 5.65%, 12/10/49 (a)	20,000	18,572
Extended Stay America Trust, Series 2010-ESHA, Class A (USD), 2.95%, 11/05/27 (b)	14,746	14,669
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4 (USD), 5.54%, 12/10/49	70,000	72,844
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4 (USD), 5.44%, 03/10/39	15,000	16,006
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP7, Class AM (USD), 5.88%, 04/15/45 (a)	50,000	49,891
Series 2007-LD11, Class A4 (USD), 5.82%, 06/15/49 (a)	30,000	31,687
Series 2007-LD11, Class ASB (USD), 5.82%, 06/15/49 (a)	50,000	53,179
Series 2007-CB20, Class A4 (USD), 5.79%, 02/12/51 (a)	60,000	65,271
Series 2007-CB20, Class AM (USD), 5.89%, 02/12/51 (a)	50,000	47,249
Series 2007-LD12, Class A4 (USD), 5.88%, 02/15/51 (a)	80,000	85,713
Series 2007-LD12, Class ASB (USD), 5.83%, 02/15/51 (a)	80,000	86,002
Wachovia Bank Commercial Mortgage Trust
Series 2006-C29, Class AM (USD), 5.34%, 11/15/48	40,000	37,830
Series 2007-C32, Class APB (USD), 5.74%, 06/15/49 (a)	32,000	34,479
		1,032,308
Total Commercial Mortgage-Backed Securities		1,032,308
RESIDENTIAL MORTGAGE-BACKED SECURITIES (2.9%)
UNITED KINGDOM (0.3%)
Arkle Master Issuer PLC, Series 2010-2A, Class 1A1 (USD), 1.69%, 05/17/60 (a)(b)	100,000	99,890
UNITED STATES (2.6%)
BCAP LLC Trust
Series 2009-RR4, Class 3A1 (USD), 5.13%, 04/26/37 (a)(b)	45,130	43,582
Series 2009-RR6, Class 3A1 (USD), 4.50%, 12/26/37 (a)(b)	59,713	57,261
Series 2009-RR2, Class A1 (USD), 5.11%, 01/21/38 (a)(b)	108,300	109,890
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 15A1 (USD), 6.00%, 05/27/36 (b)	40,537	41,786
Series 2009-3R, Class 25A1 (USD), 2.80%, 07/27/36 (a)(b)	56,768	56,627
Series 2009-8R, Class 5A1 (USD), 5.73%, 05/26/37 (a)(b)	80,516	82,924
Series 2009-12R, Class 6A1 (USD), 6.00%, 05/27/37 (b)	63,976	66,712
Series 2009-2R, Class 2A5 (USD), 5.13%, 06/26/37 (a)(b)	55,981	55,672

See accompanying notes to financial statements.

Annual Report 2011

24

Statement of Investments (continued)

October 31, 2011

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Series 2009-3R, Class 30A1 (USD), 5.44%, 07/27/37 (a)(b)	$54,998	$56,559
Series 2009-3R, Class 28A1 (USD), 4.81%, 08/27/37 (a)(b)	23,810	23,002
FREMF Mortgage Trust, Series 2011-K15 (USD), 1.00%, 08/25/44 (c)	31,000	26,443
JP Morgan Re-Remic
Series 2009-8, Class A1 (USD), 5.06%, 04/20/36 (a)(b)	57,415	58,589
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/37 (a)(b)	69,065	70,109
Series 2009-7, Class 14A1 (USD), 5.34%, 07/27/37 (a)(b)	58,540	55,516
Series 2009-7, Class 17A1 (USD), 6.21%, 07/27/37 (a)(b)	65,821	66,540
Series 2009-7, Class 1A1 (USD), 5.43%, 08/27/37 (a)(b)	51,346	51,113
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class 1A6 (USD), 5.50%, 12/25/34	8,840	8,939
		931,264
Total Residential Mortgage-Backed Securities		1,031,154
CORPORATE BONDS (10.8%)
UNITED STATES (10.8%)
Advertising (0.2%)
Interpublic Group of Cos., Inc. (USD), 10.00%, 07/15/17	30,000	34,350
Omnicom Group, Inc. (USD), 4.45%, 08/15/20	20,000	20,848
		55,198
Beverages (0.1%)
Coca-Cola Co., 144A (USD), 3.30%, 09/01/21 (b)	25,000	25,903
Chemicals (0.5%)
CF Industries, Inc. (USD), 6.88%, 05/01/18	55,000	62,700
(USD), 7.13%, 05/01/20	20,000	23,275
Chevron Phillips Chemical Co. LLC (USD), 7.00%, 06/15/14 (b)	45,000	50,137
Dow Chemical Co. (USD), 5.70%, 05/15/18	30,000	33,407
		169,519
Commercial Banks (1.1%)
Capital One Financial Corp. (USD), 2.13%, 07/15/14	50,000	49,932
First Horizon National Corp. (USD), 5.38%, 12/15/15	30,000	30,048
Goldman Sachs Group, Inc. (USD), 5.95%, 01/18/18	30,000	31,543
(USD), 6.25%, 02/01/41	20,000	20,624
JPMorgan Chase & Co. (USD), 3.40%, 06/24/15	75,000	77,255
(USD), 3.45%, 03/01/16	35,000	35,762
Morgan Stanley (USD), 4.20%, 11/20/14	135,000	133,414
		378,578
Computers & Peripherals (0.2%)
Brocade Communications Systems, Inc. (USD), 6.63%, 01/15/18	$45,000	$46,687
Hewlett-Packard Co. (USD), 3.75%, 12/01/20	20,000	20,269
		66,956
Diversified Financial Services (1.4%)
Blackstone Holdings Finance Co. LLC (USD), 6.63%, 08/15/19 (b)	58,000	61,797
Discover Financial Services (USD), 10.25%, 07/15/19	25,000	30,025
ERAC USA Finance LLC (USD), 6.20%, 11/01/16 (b)	45,000	51,141
General Electric Capital Corp.
(USD), MTN, 4.38%, 09/16/20	70,000	71,234
(USD), MTN, 4.65%, 10/17/21	55,000	56,657
HSBC Finance Corp. (USD), 6.68%, 01/15/21	50,000	50,855
International Lease Finance Corp. (USD), 6.50%, 09/01/14 (b)	70,000	72,100
PACCAR Financial Corp. (USD), MTN, 1.55%, 09/29/14	25,000	25,223
TECO Finance, Inc. (USD), 4.00%, 03/15/16	45,000	47,374
Utility Contract Funding LLC (USD), 7.94%, 10/01/16 (b)	21,882	23,593
		489,999
Diversified Telecommunication Services (0.8%)
AT&T, Inc. (USD), 3.88%, 08/15/21	20,000	20,827
Juniper Networks, Inc. (USD), 5.95%, 03/15/41	15,000	16,416
Qwest Corp.
(USD), 7.63%, 06/15/15	40,000	44,400
(USD), 8.38%, 05/01/16	25,000	28,563
(USD), 7.50%, 06/15/23	40,000	39,850
(USD), 7.25%, 09/15/25	20,000	20,100
SBA Tower Trust (USD), 5.10%, 04/15/17 (b)	55,000	59,922
Verizon New York, Inc., Series B (USD), 7.38%, 04/01/32	35,000	42,590
		272,668
Electric Utilities (0.7%)
Appalachian Power Co., Series L (USD), 5.80%, 10/01/35	20,000	22,124
FirstEnergy Corp., Series C (USD), 7.38%, 11/15/31	20,000	25,139
Ipalco Enterprises, Inc. (USD), 5.00%, 05/01/18 (b)	35,000	35,525
NiSource Finance Corp. (USD), 5.40%, 07/15/14	40,000	43,338
Sierra Pacific Power Co., Series M (USD), 6.00%, 05/15/16	45,000	52,382
Southern Co. (USD), 1.95%, 09/01/16	15,000	15,117
Trans-Allegheny Interstate Line Co. (USD), 4.00%, 01/15/15 (b)	47,000	49,287
		242,912
Electronics (0.4%)
Agilent Technologies, Inc. (USD), 6.50%, 11/01/17	35,000	40,963
Amphenol Corp. (USD), 4.75%, 11/15/14	45,000	48,189
Jabil Circuit, Inc. (USD), 5.63%, 12/15/20	40,000	40,400
		129,552

See accompanying notes to financial statements.

2011 Annual Report

25

Statement of Investments (continued)

October 31, 2011

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Energy Equipment & Services (0.7%)
Boardwalk Pipelines LP (USD), 5.75%, 09/15/19	$35,000	$38,539
El Paso Pipeline Partners Operating Co. LLC (USD), 5.00%, 10/01/21	30,000	30,764
Energy Transfer Partners LP (USD), 4.65%, 06/01/21	40,000	39,708
Enterprise Products Operating LLC (USD), 5.95%, 02/01/41	50,000	57,077
Kinder Morgan Energy Partners LP (USD), 5.63%, 09/01/41	25,000	26,674
Plains All American Pipeline, LP (USD), 5.63%, 12/15/13	30,000	32,319
Williams Cos., Inc. (USD), 7.75%, 06/15/31	30,000	37,488
		262,569
Food & Staples (0.1%)
CVS Caremark Corp. (USD), 6.30%, 06/01/62 (a)	30,000	29,138
Home Depot, Inc. (USD), 4.40%, 04/01/21	20,000	21,860
		50,998
Health Care Equipment & Supplies (0.4%)
Boston Scientific Corp. (USD), 6.00%, 01/15/20	65,000	72,587
CareFusion Corp. (USD), 5.13%, 08/01/14	45,000	48,892
Stryker Corp. (USD), 2.00%, 09/30/16	25,000	25,281
		146,760
Healthcare Providers & Services (0.2%)
Humana, Inc. (USD), 6.30%, 08/01/18	25,000	28,646
Medco Health Solutions, Inc. (USD), 7.25%, 08/15/13	40,000	43,650
		72,296
Information Technology Services (0.2%)
Affiliated Computer Services, Inc. (USD), 5.20%, 06/01/15	50,000	53,722
Insurance (0.5%)
American International Group, Inc.
(USD), 4.88%, 09/15/16	30,000	29,319
(USD), MTN, 5.60%, 10/18/16	25,000	25,203
Continental Corp. (USD), 8.38%, 08/15/12	35,000	36,557
Nationwide Mutual Insurance Co. (USD), 9.38%, 08/15/39 (b)	41,000	50,305
Prudential Financial, Inc. (USD), MTN, 5.63%, 05/12/41	25,000	26,473
		167,857
Media (0.4%)
CBS Corp. (USD), 8.88%, 05/15/19	25,000	32,302
Comcast Corp. (USD), 6.40%, 03/01/40	15,000	18,449
NBCUniversal Media LLC (USD), 5.95%, 04/01/41	15,000	17,489
News America, Inc., Series WI (USD), 6.15%, 02/15/41	35,000	39,054
Time Warner Cable, Inc.
(USD), 4.00%, 09/01/21	25,000	25,602
(USD), 5.88%, 11/15/40	15,000	16,724
		149,620
Metals & Mining (0.1%)
Barrick North America Finance LLC (USD), 6.80%, 09/15/18	$35,000	$42,482
Multi-Utilities (0.3%)
CMS Energy Corp. (USD), 6.55%, 07/17/17	65,000	70,917
PNM Resources, Inc. (USD), 9.25%, 05/15/15	45,000	50,850
		121,767
Oil, Gas & Consumable Fuels (0.9%)
Airgas, Inc. (USD), 7.13%, 10/01/18	30,000	32,042
Anadarko Petroleum Corp. (USD), 6.38%, 09/15/17	40,000	47,070
ConocoPhillips Holding Co. (USD), 6.95%, 04/15/29	30,000	40,897
Marathon Petroleum Corp. (USD), 5.13%, 03/01/21 (b)	35,000	37,826
Nabors Industries, Inc. (USD), 4.63%, 09/15/21 (b)	40,000	39,996
Newfield Exploration Co. (USD), 5.75%, 01/30/22	30,000	31,800
Noble Energy, Inc. (USD), 6.00%, 03/01/41	35,000	40,706
Occidental Petroleum Corp. (USD), 1.75%, 02/15/17	25,000	25,138
Rowan Cos., Inc. (USD), 7.88%, 08/01/19	30,000	35,808
		331,283
Paper & Forest Products (0.4%)
Domtar Corp. (USD), 7.13%, 08/15/15	40,000	44,000
Georgia-Pacific LLC (USD), 8.00%, 01/15/24	30,000	39,522
International Paper Co. (USD), 7.95%, 06/15/18	60,000	72,013
		155,535
Pharmaceuticals (0.1%)
Medco Health Solutions, Inc. (USD), 7.13%, 03/15/18	35,000	41,688
Real Estate (0.4%)
UDR, Inc. (USD), MTN, 4.25%, 06/01/18	70,000	71,980
WEA Finance LLC
(USD), 6.75%, 09/02/19 (b)	40,000	45,163
(USD), 4.63%, 05/10/21 (b)	5,000	4,951
		122,094
Real Estate Investment Trust (REIT) Funds (0.3%)
HCP, Inc. (USD), 3.75%, 02/01/16	50,000	49,784
Mack-Cali Realty LP (USD), 7.75%, 08/15/19	25,000	29,696
Simon Property Group LP (USD), 5.88%, 03/01/17	35,000	39,624
		119,104
Specialty Retail (0.2%)
Best Buy Co., Inc. (USD), 3.75%, 03/15/16	25,000	24,496
Home Depot, Inc. (USD), 5.95%, 04/01/41	15,000	18,160
Wal-Mart Stores, Inc. (USD), 3.25%, 10/25/20	40,000	41,662
		84,318
Tobacco (0.2%)
Philip Morris International, Inc. (EUR), EMTN, 5.75%, 03/24/16	50,000	79,169
		3,832,547
Total Corporate Bonds		3,832,547

See accompanying notes to financial statements.

Annual Report 2011

26

Statement of Investments (continued)

October 31, 2011

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
COVERED BONDS (2.2%)
SWEDEN (0.6%)
Commercial Banks (0.6%)
Nordea Hypotek AB (EUR), EMTN, 3.50%, 01/18/17	$80,000	$116,026
Swedish Covered Bond Corp. (EUR), EMTN, 3.00%, 02/03/15	60,000	85,508
		201,534
UNITED KINGDOM (1.6%)
Commercial Banks (1.2%)
Abbey National Treasury Services PLC (EUR), EMTN, 3.13%, 06/30/14	100,000	138,992
Lloyds, TSB Bank PLC (EUR), EMTN, 4.00%, 06/25/18	50,000	70,551
Royal Bank of Scotland PLC (The) (EUR), EMTN, 2.75%, 06/18/13	150,000	208,950
		418,493
Diversified Financial Services (0.4%)
Nationwide Building Society (EUR), EMTN, 3.88%, 12/05/13	100,000	142,495
		560,988
Total Covered Bonds		762,522
FOREIGN NON-GOVERNMENT BONDS (19.8%)
AUSTRALIA (0.9%)
Commercial Banks (0.1%)
Commonwealth Bank of Australia (USD), 3.75%, 10/15/14 (b)	40,000	42,093
Diversified Telecommunication Services (0.2%)
Telstra Corp. Ltd. (USD), 4.80%, 10/12/21 (b)	50,000	53,148
Food & Staples (0.2%)
Wesfarmers Ltd. (USD), 2.98%, 05/18/16 (b)	55,000	55,755
Metals & Mining (0.2%)
Rio Tinto Finance USA Ltd. (USD), 6.50%, 07/15/18	55,000	65,993
Real Estate Management & Development (0.2%)
WT Finance Aust Pty Ltd. (GBP), 5.50%, 06/27/17	50,000	86,616
		303,605
BELGIUM (0.3%)
Beverages (0.2%)
Anheuser-Busch InBev NV (EUR), EMTN, 4.00%, 04/26/18	50,000	72,376
Food Products (0.1%)
Delhaize Group SA (USD), 5.70%, 10/01/40	42,000	43,324
		115,700
BRAZIL (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Petrobras International Finance Co. (USD), 3.88%, 01/27/16	5,000	5,117
CANADA (0.1%)
Commercial Banks (0.1%)
Royal Bank of Canada (USD), 1.45%, 10/30/14	$35,000	$35,157
Diversified Minerals (0.0%)
Teck Resources Ltd. (USD), 6.25%, 07/15/41	10,000	11,526
		46,683
CAYMAN ISLANDS (0.1%)
Computers & Peripherals (0.1%)
Seagate Technology International (USD), 10.00%, 05/01/14 (b)	44,000	50,050
DENMARK (0.2%)
Commercial Banks (0.2%)
Danske Bank A/S (EUR), EMTN, 6.00%, 03/20/16 (a)	50,000	68,831
FRANCE (2.5%)
Commercial Banks (0.8%)
BPCE SFH — Societe de Financement de l’Habitat (EUR), 3.63%, 05/12/16	100,000	142,504
Societe Generale SFH (EUR), EMTN, 3.25%, 06/06/16	100,000	139,796
		282,300
Diversified Financial Services (0.2%)
Caisse Refinancement de l’Habitat (EUR), EMTN, 4.00%, 01/10/22	50,000	71,193
Diversified Telecommunication Services (0.1%)
France Telecom SA, Series 54 (EUR), EMTN, 7.25%, 01/28/13	35,000	51,593
Electric Utilities (0.3%)
EDF SA
(USD), 4.60%, 01/27/20 (b)	25,000	26,629
(EUR), EMTN, 4.63%, 04/26/30	50,000	66,165
		92,794
Food & Staples (0.4%)
Casino Guichard Perrachon SA (EUR), EMTN, 6.38%, 04/04/13	100,000	144,587
Government Agency (0.5%)
Agence Francaise de Developpement (EUR), 4.62%, 07/20/16 (a)(d)	150,000	166,044
Insurance (0.2%)
AXA SA (GBP), EMTN, 6.67%, 07/06/16 (a)(d)	50,000	59,443
Groupama SA (EUR), 4.38%, 07/06/15 (a)(d)	50,000	29,058
		88,501
		897,012
GERMANY (1.4%)
Commercial Banks (0.2%)
Duesseldorfer Hypothekenbank AG (EUR), 1.88%, 12/13/13 (e)	50,000	69,722

See accompanying notes to financial statements.

2011 Annual Report

27

Statement of Investments (continued)

October 31, 2011

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Diversified Financial Services (1.2%)
German Postal Pensions Securitisation PLC, Series 2 (EUR), 3.38%, 01/18/16	$200,000	$289,636
Volkswagen Leasing GMBH (EUR), EMTN, 3.25%, 05/10/18	100,000	137,595
		427,231
		496,953
ITALY (1.4%)
Commercial Banks (0.9%)
Intesa Sanpaolo SpA (EUR), EMTN, 6.63%, 05/08/18	50,000	60,022
UniCredit SpA
(EUR), EMTN, 4.88%, 02/12/13	100,000	138,087
(EUR), EMTN, 4.25%, 07/31/18	100,000	131,449
		329,558
Diversified Telecommunication Services (0.5%)
Telecom Italia Capital SA (USD), 5.25%, 10/01/15	35,000	34,083
Telecom Italia Finance SA (EUR), EMTN, 7.75%, 01/24/33	90,000	118,467
		152,550
		482,108
LUXEMBOURG (0.1%)
Oil & Gas Services (0.1%)
Schlumberger Investment SA (USD), 1.95%, 09/14/16 (b)	35,000	35,113
MEXICO (0.4%)
Diversified Telecommunication Services (0.4%)
America Movil SAB de CV (EUR), EMTN, 4.13%, 10/25/19	100,000	142,290
NETHERLANDS (0.8%)
Commercial Banks (0.6%)
ABN Amro Bank NV (EUR), EMTN, 4.25%, 04/11/16	100,000	141,323
ING Bank NV (EUR), EMTN, 6.13%, 05/29/23 (a)	50,000	63,623
		204,946
Electric Utilities (0.1%)
EDP Finance BV (USD), 6.00%, 02/02/18 (b)	50,000	44,841
Oil, Gas & Consumable Fuels (0.1%)
Shell International Finance BV (USD), 3.10%, 06/28/15	35,000	37,266
		287,053
NORWAY (0.4%)
Commercial Banks (0.4%)
Terra Boligkreditt (EUR), EMTN, 2.13%, 08/31/15	100,000	137,173
REPUBLIC OF IRELAND (0.1%)
Insurance (0.1%)
Willis Group Holdings PLC (USD), 4.13%, 03/15/16	40,000	41,019
SPAIN (2.9%)
Commercial Banks (1.2%)
Caja de Ahorros y Monte de Piedad de Gipuzkoa y San Sebastian (EUR), 4.38%, 11/05/14	$100,000	$136,147
Caja de Ahorros y Monte de Piedad de Madrid (EUR), 3.50%, 03/14/13	150,000	204,406
Santander Issuances SA Unipersonal (GBP), EMTN, 5.75%, 01/31/18 (a)	50,000	68,336
		408,889
Diversified Telecommunication Services (0.8%)
Telefonica Emisiones SAU (EUR), EMTN, 4.97%, 02/03/16	200,000	283,301
Electric Utilities (0.4%)
Iberdrola Finanzas SAU (EUR), EMTN, 4.63%, 04/07/17	100,000	138,955
Insurance (0.1%)
Mapfre SA (EUR), 5.92%, 07/24/37 (a)	50,000	48,081
Software (0.4%)
Amadeus Capital Markets SA (EUR), EMTN, 4.88%, 07/15/16	100,000	139,890
		1,019,116
SWEDEN (1.1%)
Commercial Banks (1.1%)
Nordea Bank AB (EUR), EMTN, 6.25%, 09/10/18 (a)	100,000	142,549
Skandinaviska Enskilda Banken AB
(GBP), EMTN, 6.63%, 07/09/14	100,000	175,484
(EUR), EMTN, 2.63%, 10/16/17	50,000	69,044
		387,077
UNITED KINGDOM (6.4%)
Agriculture (0.5%)
Imperial Tobacco Finance PLC, MTN, REGS (GBP), 5.50%, 09/28/26 (b)	100,000	167,343
Commercial Banks (3.0%)
Abbey National Treasury Services PLC
(USD), 4.00%, 04/27/16	45,000	42,934
(EUR), EMTN, 3.63%, 10/05/17	100,000	136,778
Barclays Bank PLC
(GBP), EMTN, 8.25%, 12/15/18 (a)(d)	70,000	109,176
(EUR), EMTN, 6.00%, 01/14/21	50,000	61,911
HSBC Capital Funding LP (EUR), 5.37%, 03/24/14 (a)(d)	50,000	61,575
Lloyds, TSB Bank PLC
(EUR), EMTN, 4.13%, 04/06/16	100,000	143,776
(GBP), EMTN, 6.75%, 10/24/18	50,000	85,315
(EUR), EMTN, 6.50%, 03/24/20	50,000	59,314
(USD), 6.38%, 01/21/21	30,000	32,133
Royal Bank of Scotland Group PLC (EUR), EMTN, 5.25%, 05/15/13	100,000	138,605
Royal Bank of Scotland PLC
Series REGS (EUR), EMTN, 4.00%, 03/15/16	100,000	142,988
(EUR), EMTN, 6.93%, 04/09/18 (b)	50,000	59,305
		1,073,810

See accompanying notes to financial statements.

Annual Report 2011

28

Statement of Investments (continued)

October 31, 2011

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Diversified Financial Services (1.5%)
Coventry Building Society (GBP), EMTN, 2.00%, 04/05/12 (e)	$100,000	$161,504
Nationwide Building Society
(EUR), EMTN, 3.75%, 01/20/15	50,000	69,078
(EUR), EMTN, 6.75%, 07/22/20	60,000	69,503
Network Rail Infrastructure Finance PLC, Series REGS (GBP), EMTN, 2.50%, 03/07/14 (b)(e)	100,000	166,647
Old Mutual PLC (EUR), EMTN, 4.50%, 01/18/17 (a)	50,000	68,204
		534,936
Food & Staples (0.5%)
Tesco PLC (EUR), EMTN, 5.88%, 09/12/16	100,000	159,511
Insurance (0.2%)
Aviva PLC (EUR), 5.70%, 09/29/15 (a)(d)	80,000	87,450
Oil, Gas & Consumable Fuels (0.3%)
BP Capital Markets PLC
(USD), 3.20%, 03/11/16	55,000	57,786
(USD), 4.50%, 10/01/20	35,000	38,431
		96,217
Water Utility (0.4%)
United Utilities Water PLC (GBP), EMTN, 5.75%, 03/25/22	75,000	135,338
		2,254,605
UNITED STATES (0.7%)
Commercial Banks (0.5%)
Citigroup, Inc. (EUR), EMTN, 7.38%, 09/04/19	50,000	78,546
SG Capital Trust III (EUR), 5.42%, 11/10/13 (a)(d)	100,000	91,324
		169,870
Specialty Retail (0.2%)
Wal-Mart Stores, Inc. (EUR), 4.88%, 09/21/29	50,000	77,569
		247,439
Total Foreign Non-Government Bonds		7,016,944
MUNICIPAL BONDS (1.7%)
UNITED STATES (1.7%)
CALIFORNIA (0.3%)
Bay Area Toll Authority Revenue Bonds (Build America Bonds) Series S1 (USD), 7.04%, 04/01/50	25,000	32,012
San Diego County California Regional Transportation Commission Revenue Bonds (Build America Bonds) (USD), 5.91%, 04/01/48	60,000	73,319
		105,331
GEORGIA (0.1%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/57	55,000	55,727
ILLINOIS (0.6%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/40	$55,000	$59,050
Illinois State Toll Highway Authority Revenue Bonds (Build America Bonds) (USD), 5.85%, 12/01/34	55,000	60,114
State of Illinois General Obligation Bonds (USD), 5.67%, 03/01/18	75,000	79,304
		198,468
NEW YORK (0.5%)
Metropolitan Transportation Authority Revenue Bonds (Build America Bonds) (USD), 6.09%, 11/15/40	55,000	63,268
New York City Municipal Water Finance Authority Revenue Bonds (Build America Bonds) (USD), 5.44%, 06/15/43	40,000	45,382
Port Authority of New York & New Jersey Revenue Bonds (USD), 6.04%, 12/01/29	65,000	76,780
		185,430
OHIO (0.2%)
American Municipal Power-Ohio, Inc. Revenue Bonds (Build America Bonds) (USD), 7.83%, 02/15/41	55,000	71,449
		616,405
Total Municipal Bonds		616,405
SOVEREIGN BONDS (36.3%)
AUSTRALIA (0.9%)
Australia Government Bond, Series 120 (AUD), 6.00%, 02/15/17	265,000	304,170
AUSTRIA (0.5%)
Austria Government Bond, Series 976 (EUR), 6.25%, 07/15/27	90,000	165,069
BELGIUM (0.6%)
Belgium Government Bond, Series 61 (EUR), 4.25%, 09/28/21	160,000	219,362
CANADA (2.8%)
Canadian Government Bond (CAD), 5.00%, 06/01/14	425,000	467,963
(CAD), 4.00%, 06/01/17	150,000	168,963
Series WL43 (CAD), 5.75%, 06/01/29	260,000	365,612
		1,002,538
DENMARK (0.2%)
Denmark Government Bond (DKK), 4.50%, 11/15/39	300,000	75,359
FINLAND (1.3%)
Finland Government Bond (EUR), 3.50%, 04/15/21	310,000	464,721

See accompanying notes to financial statements.

2011 Annual Report

29

Statement of Investments (continued)

October 31, 2011

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
FRANCE (1.2%)
France Government Bond OAT (EUR), 3.25%, 10/25/21	$170,000	$237,581
(EUR), 5.50%, 04/25/29	40,000	67,093
(EUR), 4.75%, 04/25/35	70,000	109,790
		414,464
GERMANY (1.1%)
Bundesrepublik Deutschland
(EUR), 3.00%, 07/04/20	55,000	82,883
Series 03 (EUR), 4.75%, 07/04/34	20,000	36,217
FMS Wertmanagement
(EUR), EMTN, 2.25%, 07/14/14	100,000	141,051
State of Baden-Wurttemberg, Series 87 (EUR), 3.25%, 01/22/14	100,000	143,769
		403,920
ITALY (2.4%)
Buoni Poliennali Del Tesoro
(EUR), 3.75%, 08/01/15	260,000	338,284
(EUR), 5.00%, 03/01/22	160,000	200,581
(EUR), 5.00%, 09/01/40	270,000	293,836
		832,701
JAPAN (16.2%)
Japan Government 10 Year Bond
Series 275 (JPY), 1.40%, 12/20/15	70,000,000	935,249
Series 297 (JPY), 1.40%, 12/20/18	33,000,000	445,485
Japan Government 20 Year Bond, Series 62 (JPY), 0.80%, 06/20/23	115,000,000	1,410,628
Japan Government 30 Year Bond
Series 10 (JPY), 1.10%, 03/20/33	30,000,000	334,557
Series 30 (JPY), 2.30%, 03/20/39	25,000,000	344,037
Japan Government 5 Year Bond
Series 81 (JPY), 0.80%, 03/20/14	110,000,000	1,428,509
Series 92 (JPY), 0.30%, 09/20/15	65,000,000	831,707
		5,730,172
NETHERLANDS (0.2%)
Netherlands Government Bond (EUR), 4.50%, 07/15/17	40,000	63,408
POLAND (0.3%)
Poland Government Bond, Series 0415 (PLN), 5.50%, 04/25/15	310,000	99,446
SINGAPORE (3.4%)
Singapore Government Bond (SGD), 3.63%, 07/01/14	1,400,000	1,211,537
SPAIN (1.2%)
Instituto de Credito Oficial (GBP), EMTN, 4.50%, 03/07/13 (e)	30,000	47,484
Spain Government Bond
(EUR), 5.50%, 04/30/21	150,000	206,252
(EUR), 4.80%, 01/31/24	120,000	150,972
(EUR), 4.70%, 07/30/41	30,000	32,497
		437,205
SUPRANATIONAL (0.4%)
European Union, MTN, REGS (EUR), EMTN, 3.00%, 09/04/26	$100,000	$132,244
SWEDEN (0.9%)
Swedish Government Bond, Series 1046 (SEK), 5.50%, 10/08/12	2,100,000	334,388
UNITED KINGDOM (2.7%)
United Kingdom Treasury Gilt
(GBP), 4.50%, 03/07/13	30,000	50,808
(GBP), 2.75%, 01/22/15	130,000	221,581
(GBP), 6.00%, 12/07/28	40,000	90,095
(GBP), 4.25%, 03/07/36	130,000	240,778
(GBP), 4.25%, 09/07/39	200,000	371,014
		974,276
Total Sovereign Bonds		12,864,980
U.S. AGENCIES MORTGAGE BACKED (13.8%)
UNITED STATES (13.8%)
Federal Home Loan Mortgage Corp.
Pool # G13774 (USD), 5.50%, 12/01/20	56,690	61,331
Series 3793, Class LV (USD), 4.00%, 11/15/23	28,632	30,351
Series 3874, Class GW (USD), 3.50%, 06/15/26	35,000	35,780
Series 3476, Class VB (USD), 5.50%, 02/15/27	35,000	37,827
Series 2154, Class PL (USD), 6.50%, 05/15/29	31,892	35,831
Series 3755, Class ML (USD), 5.50%, 06/15/29	32,351	35,123
Pool # C91293 (USD), 5.00%, 03/01/30	90,073	96,678
Series 3870, Class WB (USD), 4.00%, 06/15/31	50,000	51,537
Series 3056, Class HD (USD), 5.00%, 02/15/34	79,000	85,853
Series 3036, Class ND (USD), 5.00%, 05/15/34	105,000	115,628
Series 3113, Class QD (USD), 5.00%, 06/15/34	110,000	119,822
Series 3659, Class VG (USD), 5.00%, 09/15/34	45,000	50,538
Series 3074, Class WJ (USD), 5.00%, 10/15/34	85,000	93,737
Pool # G01840 (USD), 5.00%, 07/01/35	99,803	107,341
Pool # 1J0867 (USD), 3.22%, 01/01/38 (a)	47,331	49,943
Pool # 1Q0571 (USD), 5.04%, 06/01/38 (a)	92,168	98,374
Pool # A81046 (USD), 6.00%, 08/01/38	30,852	33,807
Series 3864, Class AB (USD), 4.00%, 06/15/39	37,824	40,721
Series 3715, Class PC (USD), 4.50%, 08/15/40	40,000	41,388
Series 3923, Class PQ (USD), 4.00%, 09/15/40	40,000	41,567
Pool # A94362 (USD), 4.00%, 10/01/40	52,946	55,294
Pool # A95289 (USD), 4.00%, 12/01/40	87,649	91,290
Pool # A95803 (USD), 4.00%, 12/01/40	48,980	51,062
Pool # G06181 (USD), 4.50%, 12/01/40	75,651	81,149

See accompanying notes to financial statements.

Annual Report 2011

30

Statement of Investments (continued)

October 31, 2011

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Pool # A97068 (USD), 4.50%, 02/01/41	$58,969	$62,823
Pool # Q03019 (USD), 4.00%, 09/01/41	44,841	46,774
Pool # Q04017 (USD), 4.00%, 10/01/41	39,857	41,426
Pool # Q04057 (USD), 4.00%, 10/01/41	39,940	41,662
TBA (USD), 3.50%, 11/01/41	115,000	116,617
Federal National Mortgage Association
(USD), 0.50%, 10/30/12	70,000	70,209
Pool # 685200 (USD), 5.00%, 03/01/18	108,511	117,235
Pool # 890206 (USD), 5.50%, 10/01/21	62,691	68,195
Series 2011-34, Class VA (USD), 4.00%, 06/25/22	28,733	31,203
Series 2011-32, Class VG (USD), 4.00%, 02/25/24	67,536	72,720
Pool # 993565 (USD), 4.00%, 04/01/24	33,614	35,356
Pool # 930768 (USD), 4.00%, 03/01/29	43,575	45,726
Pool # MA0096 (USD), 4.50%, 06/01/29	2,909	3,082
Pool # 555531 (USD), 5.50%, 06/01/33	28,423	31,025
Pool # 725424 (USD), 5.50%, 04/01/34	34,217	37,350
MBS (USD), 5.00%, 06/01/34	25,019	26,993
Pool # 357632 (USD), 5.50%, 10/01/34	34,967	38,163
Pool # 735676 (USD), 5.00%, 07/01/35	42,762	46,136
Pool # 891386 (USD), 5.50%, 10/01/35	100,338	109,494
Pool # 745355 (USD), 5.00%, 03/01/36	95,856	103,359
Pool # 868691 (USD), 6.00%, 04/01/36	74,285	81,690
Pool # 995793 (USD), 5.50%, 09/01/36	82,307	89,856
Pool # 888367 (USD), 7.00%, 03/01/37	40,148	46,054
Pool # AL0525 (USD), 5.50%, 04/01/37	63,237	69,018
Pool # 995199 (USD), 6.00%, 05/01/37	32,453	35,780
Pool # 995050 (USD), 6.00%, 09/01/37	63,142	69,437
Pool # 995097 (USD), 6.50%, 10/01/37	35,357	39,310
Pool # 959642 (USD), 6.00%, 11/01/37	29,881	33,131
Pool # 960128 (USD), 6.00%, 11/01/37	39,225	43,086
Pool # 966202 (USD), 6.00%, 12/01/37	59,951	65,852
Pool # AD0198 (USD), 5.50%, 09/01/38	63,129	68,889
Pool # 890149 (USD), 6.50%, 10/01/38	39,770	44,167
Pool # 890234 (USD), 6.00%, 10/01/38	58,213	64,071
Pool # 995149 (USD), 6.50%, 10/01/38	66,335	73,794
Pool # 995228 (USD), 6.50%, 11/01/38	59,205	65,825
Series 2010-56, Class BD (USD), 5.00%, 12/25/38	50,000	55,485
Pool # 890101 (USD), 6.00%, 02/01/39	29,773	33,010
Series 2011-35, Class PA (USD), 4.00%, 02/25/39	72,941	77,590
Series 2011-49, Class KB (USD), 4.50%, 07/25/39	75,000	79,800
Series 2011-27, Class JQ (USD), 4.00%, 09/25/39	73,074	78,380
Series 2011-2, Class PD (USD), 4.00%, 12/25/39	60,000	59,928
Series 2011-31, Class PB (USD), 4.00%, 01/25/40	45,000	46,282
Pool # AE8388 (USD), 4.50%, 11/01/40	28,162	30,087
Pool # AE9107 (USD), 4.50%, 11/01/40	34,343	36,686
Pool # AL0111 (USD), 4.50%, 03/01/41	63,005	67,159
Pool # AI1085 (USD), 3.16%, 06/01/41	44,449	46,214
Pool # AI1086 (USD), 3.17%, 06/01/41	51,454	53,503
Pool # AI5578 (USD), 4.50%, 07/01/41	64,127	68,356
Pool # AI5595 (USD), 5.00%, 07/01/41	49,702	53,788
Series 2011-60, Class AT (USD), 5.00%, 07/25/41	80,000	88,452
Pool # AJ1422 (USD), 5.00%, 09/01/41	64,839	69,976
Pool # AB3690 (USD), 4.00%, 10/01/41	84,876	88,323
Pool # AJ1472 (USD), 4.00%, 10/01/41	34,947	36,366
Series 2009-85, Class LC (USD), 4.50%, 10/25/49	30,000	32,349
Government National Mortgage Association
Series 2011-45, Class VE (USD), 4.50%, 04/20/22	47,933	52,957
Series 2010-76, Class DB, CMO (USD), 4.00%, 12/16/24	$25,000	$27,152
Series 2009-13, Class ND (USD), 4.50%, 02/16/33	14,772	15,729
Pool # 783356 (USD), 6.00%, 06/20/41	56,818	63,656
Pool # 769101 (USD), 4.00%, 07/20/41	39,755	42,275
		4,880,983
Total U.S. Agencies Mortgage Backed		4,880,983
U.S. TREASURY OBLIGATIONS (3.9%)
UNITED STATES (3.9%)
U.S. Treasury Bond (USD), 4.38%, 05/15/41	286,000	351,065
U.S. Treasury Note
(USD), 1.38%, 11/15/12	655,000	663,086
(USD), 0.13%, 09/30/13	193,000	192,510
(USD), 0.50%, 10/15/14	53,000	53,128
(USD), 1.00%, 09/30/16	90,000	90,063
(USD), 2.13%, 08/15/21	37,000	36,838
		1,386,690
Total U.S. Treasury Obligations		1,386,690
YANKEE DOLLARS (0.3%)
CANADA (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Suncor Energy, Inc. (USD), 6.10%, 06/01/18	35,000	41,421
CAYMAN ISLANDS (0.1%)
Insurance (0.1%)
XL Group Ltd. (USD), 5.75%, 10/01/21	15,000	15,816
UNITED KINGDOM (0.1%)
Electric Utilities (0.1%)
Western Power Distribution Holdings Ltd. (USD), 7.25%, 12/15/17 (b)	25,000	29,802
Total Yankee Dollars		87,039
REPURCHASE AGREEMENT (1.4%)
UNITED STATES (1.4%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $474,000, collateralized by U.S. Treasury Note, maturing 5/31/16; total market value of $485,639	474,000	474,000
Total Repurchase Agreement		474,000
Total Investments (Cost $33,505,956) (f)—98.6%		34,918,903

Other assets in excess of liabilities—1.4%		507,579
Net Assets—100.0%		$35,426,482

(a)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2011.
(b)	Denotes a restricted security.
(c)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(d)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(e)	This security is government guaranteed.

See accompanying notes to financial statements.

2011 Annual Report

31

Statement of Investments (continued)

October 31, 2011

Aberdeen Global Fixed Income Fund

(f)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
DKK	Danish Krone
EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MTN	Medium Term Note
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SGD	Singapore Dollar
TBA	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
TWD	New Taiwanese Dollar
USD	U.S. Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

Annual Report 2011

32

Statement of Investments (continued)

October 31, 2011

Aberdeen Global Fixed Income Fund

At October 31, 2011, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-5 year	JPMorgan Chase	(17)	12/30/11	$(560)
United States Treasury Note 6%-10 year	JPMorgan Chase	(13)	12/20/11	2,713
United Kingdom Gilt Bond Futures	JPMorgan Chase	(7)	12/28/11	(16,668)
Japan Government 10 Year Bond Mini Futures	JPMorgan Chase	9	12/08/11	(2,914)
				$(17,429)

At October 31, 2011, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar 01/20/12	Royal Bank of Canada	AUD	505,000	USD	516,137	$527,215	$11,078
Chilean Peso/United States Dollar 12/02/11	JPMorgan Chase	CLP	171,241,000	USD	332,461	348,540	16,079
Crech Koruna/United States Dollar 01/20/12	Royal Bank of Canada	CZK	950,000	USD	53,020	52,900	(120)
Danish Krone/United States Dollar 01/20/12	Royal Bank of Canada	DKK	589,000	USD	109,487	109,463	(24)
Euro Currency/United States Dollar 01/20/12	Royal Bank of Canada	EUR	320,000	USD	442,651	442,543	(108)
Hungarian Forint/United States Dollar 01/20/12	Royal Bank of Canada	HUF	9,260,000	USD	43,044	41,663	(1,381)
Japanese Yen/United States Dollar 01/20/12	Royal Bank of Canada	JPY	105,124,000	USD	1,371,640	1,346,764	(24,876)
Malaysian Ringgit/United States Dollar 12/02/11	Royal Bank of Scotland	MYR	280,000	USD	93,073	90,900	(2,173)
Mexican Peso/United States Dollar 01/20/12	Royal Bank of Canada	MXN	5,655,000	USD	421,378	421,314	(64)
New Taiwan Dollar/United States Dollar 12/02/11	Royal Bank of Scotland	TWD	4,250,000	USD	147,821	141,998	(5,823)
New Zealand Dollar/United States Dollar 01/20/12	Royal Bank of Canada	NZD	52,000	USD	41,321	41,824	503
Norwegian Krone/United States Dollar 01/20/12	Royal Bank of Canada	NOK	321,000	USD	57,318	57,419	101
South African Rand/United States Dollar 01/20/12	Royal Bank of Canada	ZAR	631,000	USD	78,341	78,612	271
South Korean Won/United States Dollar 12/02/11	Royal Bank of Scotland	KRW	423,000,000	USD	388,572	379,202	(9,370)
						$4,080,357	$(15,907)

* Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

2011 Annual Report

33

Statement of Investments (concluded)

October 31, 2011

Aberdeen Global Fixed Income Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar 01/20/12	Citibank N.A.	USD	386,763	AUD	375,000	$391,496	$(4,733)
United States Dollar/British Pound 01/20/12	Royal Bank of Canada	USD	457,444	GBP	290,000	465,890	(8,446)
United States Dollar/Canadian Dollar 01/20/12	Citibank N.A.	USD	54,732	CAD	55,000	55,082	(350)
United States Dollar/Chilean Peso 12/02/11	Royal Bank of Scotland	USD	357,534	CLP	171,241,000	348,540	8,994
United States Dollar/Danish Krone 01/20/12	Citibank N.A.	USD	35,535	DKK	190,000	35,311	224
United States Dollar/Euro Currency 01/20/12	Citibank N.A.	USD	285,527	EUR	205,000	283,504	2,023
01/20/12	Goldman Sachs	USD	361,370	EUR	261,000	360,949	421
United States Dollar/Japanese Yen 01/20/12	Citibank N.A.	USD	177,566	JPY	13,500,000	172,951	4,615
United States Dollar/Singapore Dollar 01/20/12	Royal Bank of Canada	USD	1,130,795	SGD	1,424,000	1,134,964	(4,169)
United States Dollar/South Korean Won 12/02/11	Citibank N.A.	USD	35,171	KRW	40,000,000	35,858	(687)
United States Dollar/Swedish Krona 01/20/12	Royal Bank of Canada	USD	129,462	SEK	856,000	130,807	(1,345)
United States Dollar/Swiss Franc 01/20/12	Royal Bank of Canada	USD	370,563	CHF	332,000	378,800	(8,237)
						$3,794,152	$(11,690)

* Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

Annual Report 2011

34

Aberdeen Tax-Free Income Fund (Unaudited)

Effective February 28, 2011, Aberdeen Asset Management Inc. assumed the day-to-day responsibilities for managing the Fund from the subadviser, Credit Suisse Asset Management.

The Aberdeen Tax-Free Income Fund (Class A shares at NAV net of fees) returned 3.20% for the annual period ended October 31, 2011, versus the 3.78% return of its benchmark, the Barclays Capital Municipal Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of General Municipal Debt Funds (consisting of 240 funds) was 2.83% for the period.

New-issue volumes in the municipal bond market were very heavy at the beginning of the reporting period in the last two months of 2010, leading to a sharp decline in the Barclays Capital Municipal Bond Index. The heavy volume was due to the imminent year-end expiration of the Build America Bond program and other American Recovery and Reinvestment Act programs initiated by the Obama administration in 2009. The substantial issuance at the end of the year in addition to headlines surrounding perceived widespread municipal credit stress weighed on returns at the turn of the calendar. However, 2011 brought drastically reduced new issuance in addition to the realization that claims of systemic municipal credit issues were unfounded. As the year progressed and mutual funds saw inflows, municipal securities turned strongly positive. Municipal yields followed U.S. Treasury rates lower during the reporting period, bottoming out in September. Yields on 10-year AAA rated municipals hit 1.97% in September and finished the annual period at 2.30%. While municipal yields hit all-time lows, they ended the period at 110% relative to comparable-maturity Treasuries, compared to their historical average of below 85%. The municipal yield curve also recorded its steepest point early in the calendar year and remained near that level at the end of the reporting period. Standard and Poor’s downgraded the credit rating of the U.S. in August, which resulted in the downgrades of prerefunded and escrowed municipal issues. However, the rating agency’s action was largely a non-event as it did not have a negative impact on trading levels. We feel that the expiration of stimulus earlier in the year and likely further pull-back of federal aid to state economies may hamper the economic growth of certain states with significant exposure to federal spending.

The Fund’s overall conservative positioning in prerefunded bonds (for which the issuer holds the principal amount in an escrow account, usually investing in U.S. Treasury securities, until the bond matures) and other highly rated paper hindered the Fund’s relative return for the reporting period as the lower-quality A rated issues outperformed versus the overall market. The most notable detractors among individual sectors were underweight allocations versus the benchmark Barclays Capital Municipal Bond Index to hospital and housing-related issues, as well as water and sewer bonds.

Fund performance benefited mainly from an overweight position relative to the benchmark in the 10-year segment of the yield curve, as these securities were the strongest market performers during the period.

During the reporting period, we increased the Fund’s exposure to transportation and utility bonds. Conversely, we reduced our positions in education issues and rotated into what we feel are undervalued issues in the single-A rating category.

While we maintain the Fund’s overweight versus the benchmark Barclays Capital Municipal Bond Index in the education sector, we will look to fund new purchases of higher-yielding securities with proceeds from the sale of education issues, as well as prerefunded and general obligation bonds. Preliminary data for the first two months of the 2012 fiscal year indicated continued–albeit somewhat less robust–growth in state revenues. We anticipate that this will continue given the current high unemployment rate and sluggish gross domestic product (GDP) growth.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, credit, prepayment, and extension risk.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

The Fund may invest in derivatives which can be volatile and may affect fund performance.

Please read the prospectus for more detailed information regarding these risks.

2011 Annual Report

35

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	3.20%		3.86%	4.02%
	w/SC3	(1.18%	)	2.96%	3.57%
Class C2,6	w/o SC	2.64%		3.12%	3.31%
	w/SC4	1.64%		3.12%	3.31%
Class D	w/o SC	3.57%		4.14%	4.31%
	w/SC5	(1.10%	)	3.20%	3.83%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns presented for the Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Tax-Free Predecessor Fund”). The Fund and the Tax-Free Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Returns prior to the inception of Class C shares (September 4, 2003) is based on the performance of the Tax-Free Predecessor Fund’s Class D shares through March 1, 2001 and the Tax-Free Predecessor Fund’s Class Y shares from March 2, 2001 through September 4, 2003. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares would have produced because all classes invest in the same portfolio of securities.
3	A 4.25% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	A 4.50% front-end sales charge was deducted.
6	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

Annual Report 2011

36

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class D shares of the Aberdeen Tax-Free Income Fund, the Barclays Capital Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds that gives a broad look at how the prices of municipal bonds have performed.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Municipal Bonds	98.1%
Repurchase Agreement	0.8%
Other assets in excess of liabilities	1.1%
100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Escrowed to Maturity, Series B 07/01/27	5.9%
Indiana Toll Road Commission Revenue Bonds, Escrowed to Maturity 01/01/15	4.5%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/29	4.1%
University of California Revenue Bonds, Series Q 05/15/29	3.1%
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund) 04/01/20	2.5%
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities) 09/15/27	2.4%
Fort Bend Independent School District General Obligation Unlimited Bonds, Escrowed to Maturity 02/15/18	2.4%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A 07/01/39	2.3%
Municipal Electric Authority of Georgia Revenue Bonds, Unrefunded, Series V 01/01/18	2.2%
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D 10/01/18	2.1%
Other	68.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Top States
Texas	23.5%
California	15.9%
New York	9.6%
Washington	7.2%
Pennsylvania	6.0%
Massachusetts	5.8%
Indiana	4.5%
Georgia	4.1%
New Jersey	3.7%
Michigan	2.6%
Other	17.1%
100.0%

2011 Annual Report

37

Statement of Investments

October 31, 2011

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
MUNICIPAL BONDS (98.1%)
ALASKA (1.0%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/21	$1,000,000	$1,123,320
ARIZONA (1.8%)
City of Tempe General Obligation Unlimited Bonds, 5.00%, 07/01/22	1,900,000	2,113,009
CALIFORNIA (15.9%)
Brea Redevelopment Agency Tax Allocation Bonds, Series A, 0.00%, 08/01/25 (a)	1,000,000	412,990
Cabrillo Community College District General Obligation Unlimited Bonds, Series B, 0.00%, 08/01/37 (a)	2,500,000	494,300
California Educational Facilities Authority Revenue Bonds (California Institute of Technology), 5.00%, 11/01/39	1,000,000	1,072,090
Centinela Valley Union High School District General Obligation Unlimited Bonds, Series A, 0.00%, 08/01/34 (a)	2,750,000	533,362
Cypress School District General Obligation Unlimited Bonds, Series B-1, 0.00%, 08/01/31 (a)	1,740,000	466,459
Franklin-Mckinley School District General Obligation Unlimited Bonds, 0.00%, 08/01/35 (a)	1,600,000	335,376
Long Beach Unified School District General Obligation Unlimited Bonds, Series B, 0.00%, 08/01/35 (a)	2,000,000	449,160
Los Angeles Community College District General Obligation Unlimited Bonds, Series A, 5.50%, 08/01/25	1,000,000	1,135,320
Los Angeles County Sanitation Districts Financing Authority Revenue Bonds (Capital Project), Series A, 5.00%, 10/01/22	1,300,000	1,383,603
M-S-R Energy Authority Gas Revenue Bonds, Series B, 6.125%, 11/01/29	500,000	537,795
M-S-R Energy Authority Revenue Bonds, Series A, 6.50%, 11/01/39	500,000	566,320
Magnolia School District General Obligation Unlimited Bonds, 0.00%, 08/01/36 (a)	2,500,000	519,675
Portola Valley School District General Obligation Unlimited Bonds, 5.00%, 08/01/29	1,000,000	1,083,100
Rancho Cucamonga Redevelopment Agency (Rancho Redevelopment Project), 5.375%, 09/01/25	500,000	499,235
San Francisco City & County Public Utilities Commission Revenue Bonds, Series F, 5.00%, 11/01/24	300,000	338,913
Santa Clara Unified School District General Obligation Unlimited Bonds, 5.00%, 07/01/26	465,000	503,693
State of California General Obligation Unlimited Bonds, 5.00%, 03/01/26	2,000,000	2,082,680
State of California General Obligation Unlimited Bonds, Series A, 5.00%, 07/01/22	1,100,000	1,207,547
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/29	1,000,000	1,028,810
University of California Revenue Bonds, Series Q, 5.25%, 05/15/29	$3,320,000	$3,592,008
		18,242,436
CONNECTICUT (2.0%)
City of Harford General Obligation Unlimited Bonds, Series A
5.00%, 08/15/15	100,000	112,667
5.00%, 08/15/16	1,870,000	2,138,420
		2,251,087
GEORGIA (4.1%)
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/21	500,000	587,400
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/28	100,000	111,740
Georgia Local Government Certificate of Participation (Grantor Trust), Series A, 4.75%, 06/01/28	950,000	874,085
Municipal Electric Authority of Georgia Revenue Bonds, Escrowed to Maturity, Series V, 6.60%, 01/01/18	465,000	554,596
Municipal Electric Authority of Georgia Revenue Bonds, Prerefunded, Series V, 6.60%, 01/01/18	55,000	62,180
Municipal Electric Authority of Georgia Revenue Bonds, Unrefunded, Series V, 6.60%, 01/01/18	2,230,000	2,561,601
		4,751,602
ILLINOIS (2.5%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/41	500,000	526,405
Illinois Finance Authority Revenue Bonds (University of Chicago), Series A, 5.00%, 07/01/27	1,165,000	1,212,287
Illinois State Toll Highway Authority Revenue Bonds, Prerefunded, Sr. Priority, Series A-2, 5.00%, 01/01/27	1,000,000	1,170,750
		2,909,442
INDIANA (4.5%)
Indiana Toll Road Commission Revenue Bonds, Escrowed to Maturity, 9.00%, 01/01/15	4,470,000	5,101,119
LOUISIANA (1.4%)
East Baton Rouge Parish Sales Tax Revenue Bonds (Road & Street Improvement), 5.00%, 08/01/24	540,000	600,696
Saint John The Baptist Parish Revenue Bonds, 5.125%, 06/01/37	1,000,000	975,600
		1,576,296
MASSACHUSETTS (5.8%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D
5.50%, 10/01/16	1,000,000	1,189,730
5.50%, 10/01/18	2,000,000	2,452,600
5.50%, 08/01/19	1,000,000	1,232,960

See accompanying notes to financial statements.

Annual Report 2011

38

Statement of Investments (continued)

October 31, 2011

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Tufts University), Series M, 5.25%, 02/15/22	$1,500,000	$1,809,945
		6,685,235
MICHIGAN (2.6%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/20	900,000	1,011,618
State of Michigan General Obligation Unlimited Bonds (Environmental Protection Program), Partially Prerefunded, 6.25%, 11/01/12	1,855,000	1,962,405
		2,974,023
MINNESOTA (0.5%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/29	500,000	561,180
MISSISSIPPI (1.0%)
Mississippi Development Bank Revenue Bonds (Jackson Public School District), 5.50%, 04/01/22	1,000,000	1,128,620
NEW HAMPSHIRE (1.9%)
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College), 5.25%, 06/01/39	1,000,000	1,100,200
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 07/01/23	1,000,000	1,105,650
		2,205,850
NEW JERSEY (3.7%)
New Jersey Economic Development Authority Revenue Bonds, Series BB, 5.25%, 09/01/24	2,000,000	2,173,500
New Jersey State Turnpike Authority Revenue Bonds, Escrowed to Maturity, Series C, 6.50%, 01/01/16	790,000	866,519
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.75%, 06/15/17	1,000,000	1,165,870
		4,205,889
NEW YORK (9.6%)
New York City Transitional Finance Authority Revenue Bonds, Series D, 5.00%, 02/01/23	2,000,000	2,117,180
New York Local Government Assistance Corp. Revenue Bonds, Series E, 6.00%, 04/01/14	945,000	1,012,180
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 07/01/39	2,500,000	2,606,425
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/23	1,160,000	1,384,680
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/27	2,565,000	2,770,303
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 07/01/30	$1,000,000	$1,111,570
		11,002,338
NORTH CAROLINA (0.3%)
North Carolina Housing Finance Agency Revenue Bonds (Single Family), Series AA, 6.25%, 03/01/17	310,000	310,047
OHIO (0.8%)
Ohio Air Quality Development Authority Revenue Bonds, 5.75%, 06/01/33 (b)	800,000	884,408
PENNSYLVANIA (6.0%)
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/19	800,000	953,904
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/29	4,100,000	4,717,132
Unionville-Chadds Ford School District General Obligation Limited Bonds, Series A, 5.00%, 06/01/22	1,000,000	1,158,130
		6,829,166
PUERTO RICO (0.2%)
Commonwealth of Puerto Rico General Obligation Unlimited Bonds (Public Improvement), Series A, 5.50%, 07/01/17	250,000	274,253
SOUTH CAROLINA (1.8%)
City of Greenville Revenue Bonds, Prerefunded, 5.25%, 02/01/16	1,685,000	1,705,995
University of South Carolina Revenue Bonds, Series A, 5.00%, 06/01/30	350,000	374,021
		2,080,016
TEXAS (23.5%)
City of Houston General Obligation Limited Bonds (Public Improvement), Series A, 5.00%, 03/01/30	1,575,000	1,714,781
City of Houston Revenue Bonds, Series A, 5.25%, 05/15/20	1,500,000	1,637,340
Dallas Area Rapid Transit Revenue Bonds, 5.00%, 12/01/36	1,250,000	1,303,975
Fort Bend Independent School District General Obligation Unlimited Bonds, Escrowed to Maturity, 5.00%, 02/15/18	2,300,000	2,764,117
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Escrowed to Maturity, Series B, 5.75%, 07/01/27	5,325,000	6,746,615
Lower Colorado River Authority Revenue Bonds, Escrowed to Maturity, Series B, 6.00%, 01/01/17	1,245,000	1,513,235
SA Energy Acquisition Public Facility Corp. Revenue Bonds (Gas Supply), 5.25%, 08/01/16	500,000	521,680

See accompanying notes to financial statements.

2011 Annual Report

39

Statement of Investments (concluded)

October 31, 2011

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
San Antonio Water Revenue Bonds, Prerefunded, 5.00%, 05/15/25	$115,000	$117,941
San Antonio Water Revenue Bonds, Unrefuned, 5.00%, 05/15/25	885,000	898,726
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund), 5.00%, 04/01/20	2,500,000	2,851,100
State of Texas General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/18	1,050,000	1,274,606
State of Texas Transportation Commission Revenue Bonds, 5.00%, 04/01/27	1,500,000	1,639,365
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 05/15/25	2,065,000	2,323,827
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/26	500,000	521,380
University of North Texas Revenue Bonds (Financing System), Series A, 5.00%, 04/15/28	1,000,000	1,075,860
		26,904,548
WASHINGTON (7.2%)
City of Seattle Revenue Bonds
4.50%, 08/01/19	1,000,000	1,063,100
5.00%, 02/01/26	1,000,000	1,092,230
County of King General Obligation Limited Bonds, 5.00%, 01/01/25	2,000,000	2,195,080
State of Washington General Obligation Unlimited Bonds, Series C, 5.00%, 01/01/26	200,000	222,460
State of Washington General Obligation Unlimited Bonds, Series D, 5.00%, 01/01/24	1,250,000	1,358,287
State of Washington General Obligation Unlimited Bonds, Series R-2010A, 5.00%, 01/01/22	2,000,000	2,360,380
		8,291,537
Total Municipal Bonds		112,405,421
REPURCHASE AGREEMENT (0.8%)
UNITED STATES (0.8%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $883,000, collateralized by U.S. Treasury Note, maturing 05/31/16; total market value of $903,394	883,000	883,000
Total Repurchase Agreement		883,000
Total Investments (Cost $105,095,928) (c)—98.9%		113,288,421

Other assets in excess of liabilities—1.1%		1,283,552
Net Assets—100.0%		$114,571,973

(a)	Issued with a zero coupon.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2011.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

Distribution of investments, as a percentage of securities at value, is as follows: (Unaudited)

Classification	Percent	Value
General Obligation	26.6%	$30,083,343
Higher Education	16.8%	19,060,345
Transportation	12.9%	14,660,755
General	8.5%	9,683,146
Medical	8.0%	9,082,965
School District	6.9%	7,813,072
Water	6.3%	7,174,748
Power	5.1%	5,754,712
Development	3.2%	3,623,480
Education	2.9%	3,245,590
Utilities	0.9%	1,028,810
Pollution	0.8%	884,408
Single Family Housing	0.3%	310,047
Cash	0.8%	883,000
	100.0%	$113,288,421

See accompanying notes to financial statements.

Annual Report 2011

40

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

The Aberdeen Ultra-Short Duration Bond Fund (Institutional shares net of fees) returned 0.54% from the date of its inception on November 30, 2010, to October 31, 2011, versus the 0.49% return of its benchmark, the Bank of America Merrill Lynch 1 Year Treasury Bill Index. For broader comparison, the average return of the Fund’s Lipper peer category of Ultra-Short Obligations Funds (consisting of 70 funds) was 0.31% for the period.

The fixed income market experienced significant volatility for the period ended October 31, 2011. The news was dominated by a widening sovereign debt crisis in the Eurozone, the “Arab Spring” anti-government uprisings in the Middle East, large natural disasters in Japan, and prolonged political wrangling in the U.S. over efforts to deal with that nation’s fiscal deficit. The U.S. economic recovery remained sluggish, with the unemployment rate remaining elevated at around 9%, and real GDP growth slowed compared to the same period in 2010. The Federal Reserve implemented additional quantitative easing measures, and announced its intention to extend the duration of its U.S. Treasury holdings and purchase more agency mortgages. The Fed hopes that its latest action, widely dubbed “Operation Twist,” will lead to lower interest rates that can support corporate lending and the housing market. For much of the period, investors increasingly sought the safety of U.S. government securities, causing the Treasury yield curve to flatten during the period, with the yield on the two-year note falling 11 basis points (bps) to 0.24%, while the 10-year yield was down 51 bps to 2.11%. The 10-year yield closed at a record low of 1.72% in late September before rising modestly in response to more upbeat economic data in October.

The Fund’s overweight relative to the benchmark Bank of America Merrill Lynch 1 Year Treasury Bill Index to the non-financial sectors provided the most positive excess return relative to Treasury debt during the period. Although all non-financial sectors provided positive excess returns, the top contributors were utilities, consumer cyclical and non-cyclical, as well as technology. In general, all non-financial sectors benefited from investor diversification away from financials as the sovereign debt crisis in Europe deepened. We sought to improve portfolio credit quality and lower Fund net asset value (NAV) volatility by minimizing our exposure to European banks. Asset-backed securities (ABS) also enhanced Fund performance as our holdings in AAA rated credit card and auto loans benefited from stable cash flows, low spread volatility and strong credit quality.

Despite our conservative positioning in financials, our holdings in the sector hindered Fund performance. Our modest positions in Bank of America and HSBC Finance Corp. were the primary individual security detractors from performance. However, the Fund’s overall exposure to the financial sector had only a marginal negative impact on performance, despite the volatility and underperformance of the sector during the reporting period.

Regarding the use of derivatives, the Fund holds a short position in two-year Treasury note futures as a hedge against the yield curve exposure from our longer-dated two- to three-year corporate bond holdings. The exposure comprises less than 5% of the Fund’s net assets. This hedge had a minimal impact on performance for the reporting period.

Given the low level of Treasury yields, we shortened the Fund’s duration during the reporting period. Currently, the rate on three-month London Interbank Offered Rate (LIBOR) exceeds the yield of the three-year Treasury note. Consequently, we intend to continue to focus on floating rate, rather than fixed rate, securities as we seek to minimize interest rate risk without giving up yield.

At the end of the reporting period, the Fund maintained its largest corporate overweight in the non-financial sectors. The Fund’s positioning remains conservative, with European bank holdings comprising less than 3% of net assets. Our exposure to AAA rated credit card and auto loan ABS stood at 10% at the end of the annual period. Overall, we feel that the Fund is well-positioned to take advantage of the continued volatility in corporate debt spreads. In our view, the conservative approach we have taken over the past year has provided us with the opportunity to add high-quality investments at what we believe are attractive yield levels.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, credit, prepayment, and extension risk.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

The Fund may invest in derivatives which can be volatile and may affect fund performance.

Please read the prospectus for more detailed information regarding these risks.

2011 Annual Report

41

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Average Annual Total Return (For period ended October 31, 2011)		Inception†1
Institutional Class[2]	w/o SC	0.54%

†	Not annualized
1	Fund commenced operations on November 30, 2010.
2	Not subject to any sales charges.

Annual Report 2011

42

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative Performance of $10,000 invested in Institutional Class shares of the Aberdeen Ultra-Short Duration Bond Fund, the Bank of America Merrill Lynch 1-Year Treasury Bill Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch 1-Year Treasury Bill Index is an unmanaged index tracking 1-year U.S. government securities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Corporate Bonds	50.6%
U.S. Agencies Mortgage Backed	23.2%
Foreign Non-Government Bonds	13.2%
Asset-Backed Securities	10.3%
Repurchase Agreement	3.0%
Municipal Bonds	0.5%
Yankee Dollars	0.5%
U.S. Treasury Obligations	0.1%
Liabilities in excess of other assets	(1.4%	)
	100.0%

Top Industries
Commercial Banks	15.2%
Diversified Financial Services	11.5%
Electric Utilities	7.2%
Oil, Gas & Consumable Fuels	3.9%
Insurance	3.6%
Cosmetics/Personal Care	2.5%
Pharmaceuticals	2.5%
Diversified Telecommunication Services	2.0%
Metals & Mining	1.5%
Gas Utilities	1.4%
Other	48.7%
100.0%

Top Holdings*
Federal Home Loan Mortgage Corp. 02/15/13	3.6%
Federal Home Loan Bank, Series 1 08/17/12	3.6%
JPMorgan Chase & Co., Series 3 12/26/12	2.9%
General Electric Capital Corp. 12/21/12	2.8%
Federal Home Loan Bank 11/09/12	2.8%
Federal Home Loan Bank 07/25/12	2.8%
Federal Home Loan Bank 08/08/12	2.3%
Federal Home Loan Mortgage Corp. 08/28/12	2.3%
Federal Home Loan Mortgage Corp. 08/23/13	1.9%
Federal National Mortgage Association 09/17/12	1.8%
Other	73.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Top Countries
United States	87.7%
Canada	4.3%
United Kingdom	3.4%
Australia	2.6%
France	1.6%
Germany	0.7%
Netherlands	0.6%
Supranational	0.5%
Other	(1.4%	)
	100.0%

2011 Annual Report

43

Statement of Investments

October 31, 2011

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (10.3%)
UNITED STATES (10.3%)
Ally Master Owner Trust
Series 2010-1, Class A (USD), 1.99%, 01/15/15 (a)(b)	$377,000	$382,289
Series 2010-3, Class A (USD), 2.88%, 04/15/15 (a)	223,000	227,294
Avis Budget Rental Car Funding AESOP LLC, Series 2010-4A, Class A (USD), 2.09%, 04/20/15 (a)	300,000	301,246
Capital One Multi-Asset Execution Trust, Series 2006-A12, Class A (USD), 0.30%, 07/15/16 (b)	100,000	99,726
Chesapeake Funding LLC, Series 2011-2A, Class A (USD), 1.49%, 04/07/24 (a)(b)	200,000	200,004
Citibank Omni Master Trust, Series 2009-A8, Class A8 (USD), 2.34%, 05/16/16 (a)(b)	250,000	252,252
CitiFinancial Auto Issuance Trust, Series 2009-1, Class A3 (USD), 2.59%, 10/15/13 (a)	272,040	273,944
CNH Wholesale Master Note Trust, Series 2011-1A, Class A (USD), 1.04%, 12/15/15 (a)(b)	300,000	300,344
Ford Credit Floorplan Master Owner Trust
Series 2010-1, Class A (USD), 1.89%, 12/15/14 (a)(b)	200,000	202,398
Series 2010-5, Class A1 (USD), 1.50%, 09/15/15	200,000	200,730
Series 2010-5, Class A2 (USD), 0.94%, 09/15/15 (b)	100,000	100,190
GE Capital Credit Card Master Note Trust, Series 2011-1, Class A (USD), 0.79%, 01/15/17 (b)	500,000	503,461
GE Dealer Floorplan Master Note Trust, Series 2009-2A, Class A (USD), 1.79%, 10/20/14 (a)(b)	200,000	201,976
World Financial Network Credit Card Master Trust Series 2009-A, Class A (USD), 4.60%, 09/15/15	100,000	100,136
Series 2009-B, Class A (USD), 3.79%, 05/15/16	176,000	179,401
Series 2009-D, Class A (USD), 4.66%, 05/15/17	100,000	105,599
		3,630,990
Total Asset-Backed Securities		3,630,990
CORPORATE BONDS (50.6%)
UNITED STATES (50.6%)
Auto Parts & Equipment (0.6%)
Johnson Controls, Inc. (USD), 0.84%, 02/04/14 (b)	225,000	224,998
Beverages (1.0%)
Anheuser-Busch InBev Worldwide, Inc. (USD), 0.97%, 01/27/14 (b)	205,000	205,167
PepsiAmericas, Inc. (USD), 4.38%, 02/15/14	140,000	150,088
		355,255
Chemicals (0.7%)
EI du Pont de Nemours & Co. (USD), 5.00%, 01/15/13	100,000	105,101
Rohm and Haas Co. (USD), 5.60%, 03/15/13	125,000	131,570
		236,671
Commercial Banks (7.7%)
Capital One Financial Corp. (USD), 2.13%, 07/15/14	$390,000	$389,466
Goldman Sachs Group, Inc. (The)
(USD), 1.44%, 02/07/14 (b)	200,000	191,277
(USD), MTN, 6.00%, 05/01/14	200,000	212,498
JPMorgan Chase & Co.
Series 3 (USD), 0.61%, 12/26/12 (b)(c)	1,000,000	1,004,487
(USD), MTN, 1.22%, 01/24/14 (b)	400,000	397,366
Morgan Stanley (USD), 2.02%, 01/24/14 (b)	230,000	219,467
State Street Corp. (USD), 2.15%, 04/30/12 (c)	50,000	50,489
Wells Fargo & Co. (USD), 0.57%, 06/15/12 (b)(c)	230,000	230,518
		2,695,568
Computers & Peripherals (0.8%)
Hewlett-Packard Co. (USD), 0.72%, 05/30/14 (b)	300,000	295,110
Cosmetics/Personal Care (2.5%)
Colgate-Palmolive Co. (USD), MTN, 1.25%, 05/01/14	410,000	414,578
Procter & Gamble Co. (The) (USD), 1.38%, 08/01/12	75,000	75,460
(USD), 0.70%, 08/15/14	400,000	399,812
		889,850
Diversified Financial Services (11.5%)
American Honda Finance Corp. (USD), MTN, 4.63%, 04/02/13 (a)	210,000	219,289
Boeing Capital Corp. (USD), 5.80%, 01/15/13	120,000	127,431
Caterpillar Financial Services Corp. (USD), MTN, 1.38%, 05/20/14	230,000	231,949
ERAC USA Finance LLC (USD), 2.25%, 01/10/14 (a)	75,000	75,395
General Electric Capital Corp.
(USD), MTN, 0.35%, 12/21/12 (b)(c)	1,000,000	1,001,512
(USD), MTN, 1.01%, 04/07/14 (b)	350,000	343,522
Harley-Davidson Funding Corp., Series B (USD), 5.25%, 12/15/12 (a)	70,000	72,370
HSBC Finance Corp. (USD), 0.65%, 01/15/14 (b)	425,000	396,403
International Lease Finance Corp. (USD), 6.50%, 09/01/14 (a)	215,000	221,450
John Deere Capital Corp. (USD), 5.10%, 01/15/13	150,000	157,942
(USD), MTN, 4.50%, 04/03/13	100,000	105,432
(USD), MTN, 1.60%, 03/03/14	150,000	153,445
MassMutual Global Funding II (USD), 0.86%, 09/27/13 (a)(b)	100,000	100,394
National Rural Utilities Cooperative Finance Corp. (USD), 4.75%, 03/01/14	125,000	135,464
PACCAR Financial Corp. (USD), MTN, 1.55%, 09/29/14	380,000	383,383
USAA Captial Corp. (USD), 1.05%, 09/30/14 (a)	315,000	315,296
		4,040,677

See accompanying notes to financial statements.

Annual Report 2011

44

Statement of Investments (continued)

October 31, 2011

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
Diversified Telecommunication Services (2.0%)
Cisco Systems, Inc. (USD), 1.63%, 03/14/14	$340,000	$346,418
Verizon Communications, Inc. (USD), 1.25%, 11/03/14	350,000	351,473
		697,891
Electric Utilities (6.6%)
Ameren Corp. (USD), 8.88%, 05/15/14	75,000	84,852
Appalachian Power Co., Series O (USD), 5.65%, 08/15/12	25,000	25,882
Cleveland Electric Illuminating Co. (USD), 5.65%, 12/15/13	110,000	118,487
Commonwealth Edison Co. (USD), 1.63%, 01/15/14	170,000	171,500
Consolidated Edison Co. of New York, Inc., Series 02-B (USD), 4.88%, 02/01/13	257,000	269,571
Detroit Edison Co., Series J (USD), 6.40%, 10/01/13	400,000	438,681
Duke Energy Ohio, Inc. (USD), 5.70%, 09/15/12	150,000	156,318
Florida Power Corp. (USD), 4.80%, 03/01/13	100,000	104,982
Oncor Electric Delivery Co. LLC (USD), 5.95%, 09/01/13	30,000	32,362
PSEG Power LLC (USD), 2.50%, 04/15/13	25,000	25,317
Public Service Electric & Gas Co., Series G (USD), MTN, 0.85%, 08/15/14	400,000	399,264
Southern California Edison Co. (USD), 0.84%, 09/15/14 (b)	320,000	320,435
Southern Co., Series A (USD), 5.30%, 01/15/12	155,000	156,438
		2,304,089
Energy Equipment & Services (1.3%)
Enbridge Energy Partners LP, Series B (USD), 4.75%, 06/01/13	90,000	94,525
Energy Transfer Partners LP (USD), 5.65%, 08/01/12	150,000	154,562
Enterprise Products Operating LLC (USD), 4.60%, 08/01/12	200,000	204,175
		453,262
Food Products (0.3%)
Kroger Co. (USD), 5.00%, 04/15/13	100,000	104,759
Gas Utilities (1.4%)
Consolidated Natural Gas Co., Series C (USD), 6.25%, 11/01/11	241,000	241,000
Sempra Energy (USD), 1.11%, 03/15/14 (b)	250,000	250,367
		491,367
Healthcare Providers & Services (0.4%)
Quest Diagnostics, Inc. (USD), 1.21%, 03/24/14 (b)	140,000	140,736
Information Technology Services (1.0%)
International Business Machines Corp. (USD), 0.88%, 10/31/14	350,000	350,599
Insurance (3.6%)
21st Century Insurance Group (USD), 5.90%, 12/15/13	75,000	77,765
Continental Corp. (USD), 8.38%, 08/15/12	190,000	198,451
MetLife Institutional Funding II (USD), 1.27%, 04/04/14 (a)(b)	$400,000	$398,955
New York Life Global Funding (USD), 0.63%, 04/04/14 (a)(b)	400,000	400,010
Prudential Financial, Inc., Series B (USD), MTN, 4.75%, 04/01/14	170,000	180,733
		1,255,914
Internet (1.0%)
Google, Inc. (USD), 1.25%, 05/19/14	350,000	355,139
Media (1.3%)
Comcast Corp. (USD), 5.30%, 01/15/14	200,000	217,305
COX Communications, Inc. (USD), 7.13%, 10/01/12	100,000	105,435
Time Warner Cable, Inc. (USD), 8.25%, 02/14/14	115,000	131,226
		453,966
Metals & Mining (0.1%)
Nucor Corp. (USD), 5.00%, 12/01/12	48,000	50,100
Office/Business Equipment (0.4%)
Xerox Corp. (USD), 5.50%, 05/15/12	150,000	153,620
Oil & Gas Services (0.3%)
Cameron International Corp. (USD), 1.26%, 06/02/14 (b)	95,000	95,445
Oil, Gas & Consumable Fuels (1.5%)
EOG Resources, Inc. (USD), 6.13%, 10/01/13	400,000	438,609
Praxair, Inc. (USD), 6.38%, 04/01/12	100,000	102,371
		540,980
Pharmaceuticals (1.2%)
GlaxoSmithKline Capital, Inc. (USD), 4.85%, 05/15/13	135,000	143,825
Pfizer, Inc. (USD), 4.45%, 03/15/12	264,000	267,761
		411,586
Real Estate Investment Trust (REIT) Funds (0.7%)
HCP, Inc. (USD), 2.70%, 02/01/14	125,000	123,875
Mack-Cali Realty LP (USD), 5.13%, 02/15/14	105,000	109,726
		233,601
Semiconductors (1.0%)
Texas Instruments, Inc. (USD), 1.38%, 05/15/14	350,000	354,445
Specialty Retail (1.1%)
Target Corp. (USD), 1.13%, 07/18/14	390,000	393,000
Transportation (0.6%)
Burlington Northern Santa Fe LLC (USD), 5.90%, 07/01/12	200,000	206,185
		17,784,813
Total Corporate Bonds		17,784,813

See accompanying notes to financial statements.

2011 Annual Report

45

Statement of Investments (continued)

October 31, 2011

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
FOREIGN NON-GOVERNMENT BONDS (13.2%)
AUSTRALIA (2.6%)
Commercial Banks (2.4%)
National Australia Bank Ltd.
(USD), 0.68%, 02/01/12 (a)(b)	$100,000	$99,995
(USD), 1.37%, 07/25/14 (a)(b)	400,000	404,246
Westpac Banking Corp. (USD), 1.10%, 03/31/14 (a)(b)	350,000	351,011
		855,252
Metals & Mining (0.2%)
BHP Billiton Finance USA Ltd. (USD), 5.50%, 04/01/14	55,000	61,011
		916,263
CANADA (3.8%)
Commercial Banks (2.1%)
Bank of Montreal (USD), MTN, 0.90%, 04/29/14 (b)	400,000	399,064
Royal Bank of Canada (USD), 1.45%, 10/30/14	350,000	351,566
		750,630
Metals & Mining (1.0%)
Barrick Gold Corp. (USD), 1.75%, 05/30/14	350,000	355,160
Oil, Gas & Consumable Fuels (0.7%)
Total Capital Canada Ltd. (USD), 1.63%, 01/28/14	235,000	239,829
		1,345,619
FRANCE (1.6%)
Electric Utilities (0.3%)
EDF SA (USD), 5.50%, 01/26/14 (a)	100,000	108,585
Pharmaceuticals (1.3%)
Sanofi-Aventis SA (USD), 0.67%, 03/28/14 (b)	435,000	435,125
		543,710
GERMANY (0.7%)
Commercial Banks (0.7%)
Deutsche Bank AG (USD), GMTN, 4.88%, 05/20/13	245,000	253,729
NETHERLANDS (0.6%)
Commercial Banks (0.6%)
ING Bank NV (USD), 2.38%, 06/09/14 (a)	225,000	225,891
SUPRANATIONAL (0.5%)
Supranational (0.5%)
International Bank for Reconstruction & Development (USD), 3.13%, 11/15/11	175,000	175,170
UNITED KINGDOM (3.4%)
Commercial Banks (1.7%)
Abbey National Treasury Services PLC (USD), 2.88%, 04/25/14	400,000	383,408
Barclays Bank PLC (USD), 2.50%, 01/23/13	200,000	200,280
		583,688
Oil, Gas & Consumable Fuels (1.7%)
BG Energy Finance, Inc. (USD), 0.35%, 12/07/11	$500,000	$499,825
BP Capital Markets PLC (USD), 3.13%, 03/10/12	100,000	100,820
		600,645
		1,184,333
Total Foreign Non-Government Bonds		4,644,715
MUNICIPAL BONDS (0.5%)
UNITED STATES (0.5%)
ILLINOIS (0.5%)
State of Illinois General Obligations Unlimited Bonds (USD), 4.03%, 03/01/14	170,000	174,893
Total Municipal Bonds		174,893
U.S. AGENCIES MORTGAGE BACKED (23.2%)
UNITED STATES (23.2%)
Federal Home Loan Bank
(USD), 0.35%, 07/25/12	1,000,000	999,590
(USD), 0.33%, 08/08/12	815,000	814,920
Series 1 (USD), 0.40%, 08/17/12	1,250,000	1,250,027
(USD), 0.40%, 11/09/12	1,000,000	1,000,100
Federal Home Loan Mortgage Corp.
(USD), 1.00%, 08/28/12	800,000	804,875
(USD), 0.50%, 02/15/13	1,250,000	1,250,091
(USD), 0.50%, 08/23/13	665,000	663,772
Federal National Mortgage Association
(USD), 0.27%, 09/17/12 (b)	650,000	650,484
(USD), 0.26%, 11/23/12 (b)	130,000	130,095
Series 2 (USD), 1.50%, 03/28/14	600,000	602,691
		8,166,645
Total U.S. Agencies Mortgage Backed		8,166,645
U.S. TREASURY OBLIGATIONS (0.1%)
UNITED STATES (0.1%)
U.S. Treasury Note (USD), 0.75%, 05/31/12 (d)	50,000	50,189
Total U.S. Treasury Obligations		50,189
YANKEE DOLLARS (0.5%)
CANADA (0.5%)
Electric Utilities (0.3%)
TransAlta Corp. (USD), 5.75%, 12/15/13	100,000	107,814
Metals & Mining (0.2%)
Xstrata Canada Corp. (USD), 7.35%, 06/05/12	60,000	62,124
		169,938
Total Yankee Dollars		169,938

See accompanying notes to financial statements.

Annual Report 2011

46

Statement of Investments (continued)

October 31, 2011

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (3.0%)
UNITED STATES (3.0%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $1,051,000, collateralized by U.S. Treasury Bill, maturing 12/29/11; total market value of $1,074,983	$1,051,000	$1,051,000
Total Repurchase Agreement		1,051,000
Total Investments (Cost $35,672,287) (e)—101.4%		35,673,183

Liabilities in excess of other assets—(1.4)%		(500,248)
Net Assets—100.0%		$35,172,935

(a)	Denotes a restricted security.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2011.
(c)	FDIC Guaranteed.
(d)	A security or a portion of the security was used to cover the margin requirement for futures contracts.
(e)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
GMTN	Global Medium Term Note
MTN	Medium Term Note
REIT	Real Estate Investment Trust
USD	U.S. Dollar

See accompanying notes to financial statements.

2011 Annual Report

47

Statement of Investments (concluded)

October 31, 2011

Aberdeen Ultra-Short Duration Bond Fund

At October 31, 2011, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation
United States Treasury Note 6%-2 year	UBS	(8)	12/30/11	$1,606
				$1,606

See accompanying notes to financial statements.

Annual Report 2011

48

Statements of Assets and Liabilities

October 31, 2011

	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund	Aberdeen Ultra-Short Duration Bond Fund
Assets:
Investments, at value	$103,158,670	$27,912,101	$34,444,903	$112,405,421	$34,622,183
Repurchase agreements, at value	3,328,000	9,730,000	474,000	883,000	1,051,000

Total Investments	106,486,670	37,642,101	34,918,903	113,288,421	35,673,183

Foreign currency, at value	–	569,518	264,404	–	–
Cash	514	250,660	30	932	1,483
Cash collateral pledged for futures	–	–	409,157	–	–
Receivable for investments sold	6,525,177	51,089	868,769	–	–
Interest receivable	697,430	435,056	383,438	1,550,652	132,062
Unrealized appreciation on forward foreign currency exchange contracts	–	114,173	44,309	–	–
Receivable from adviser	12,341	48,060	13,841	–	29,175
Receivable for capital shares issued	–	–	23,791	4,190	–
Variation margin receivable for futures contracts	20,109	–	–	–	–
Prepaid expenses and other assets	35,370	83,280	35,330	11,236	79,405

Total Assets	113,777,611	39,193,937	36,961,972	114,855,431	35,915,308

Liabilities:
Payable for investments purchased	9,692,256	7,798,149	1,364,725	–	699,391
Unrealized depreciation on forward foreign currency exchange contracts	–	347,220	71,906	–	–
Payable to broker	–	250,628	–	–	–
Distributions payable	37,313	–	–	100,538	18,581
Payable for capital shares redeemed	–	–	22,600	66,473	–
Payable for variation margin on futures contracts	–	–	15,974	–	1,125
Accrued expenses and other payables:
Investment advisory fees	24,279	15,189	18,282	66,612	6,196
Administration fees	1,462	439	867	2,771	884
Administrative services fees	–	–	15,109	77	–
Transfer agent fees	4,300	2,500	6,347	10,825	1,447
Distribution fees	936	272	1,547	3,941	–
Printing fees	810	3,673	4,727	12,892	344
Legal fees	1,464	235	962	3,418	1,142
Fund accounting fees	3,239	272	893	2,795	102
Custodian fees	301	1,756	2,454	148	348
Other	9,770	9,488	9,097	12,968	12,813

Total Liabilities	9,776,130	8,429,821	1,535,490	283,458	742,373

Net Assets	$104,001,481	$30,764,116	$35,426,482	$114,571,973	$35,172,935

Cost:
Investments	$101,574,342	$29,181,343	$33,031,956	$104,212,928	$34,621,287
Repurchase agreements	3,328,000	9,730,000	474,000	883,000	1,051,000
Foreign currency	–	580,994	313,563	–	–

Represented by:
Capital	$101,584,197	$32,080,689	$35,226,956	$106,336,301	$35,151,367
Accumulated net investment income/(loss)	(37,313)	140,947	167,809	(90,940)	377
Accumulated net realized gain/(loss) from investments, futures contracts and foreign currency transactions	870,269	(1,437)	(1,324,251)	134,119	18,689
Net unrealized appreciation/(depreciation) on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	1,584,328	(1,456,083)	1,355,968	8,192,493	2,502

Net Assets	$104,001,481	$30,764,116	$35,426,482	$114,571,973	$35,172,935

Net Assets:
Class A Shares	$4,261,664	$75,952	$3,171,837	$10,199,515	$–
Class C Shares	190,609	344,051	1,060,304	2,068,903	–
Class D Shares	–	–	–	102,303,555	–
Class R Shares	–	9,429	–	–	–
Institutional Service Class Shares	4,639	9,453	31,156,036	–	–
Institutional Class Shares	99,544,569	30,325,231	38,305	–	35,172,935

Total	$104,001,481	$30,764,116	$35,426,482	$114,571,973	$35,172,935

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

49

Statements of Assets and Liabilities (concluded)

October 31, 2011

	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund	Aberdeen Ultra-Short Duration Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	389,680	8,163	302,150	988,340	–
Class C Shares	17,458	37,060	101,547	200,693	–
Class D Shares	–	–	–	9,902,722	–
Class R Shares	–	1,014	–	–	–
Institutional Service Class Shares	422	1,016	2,965,115	–	–
Institutional Class Shares	9,046,500	3,258,613	3,641	–	3,517,293

Total	9,454,060	3,305,866	3,372,453	11,091,755	3,517,293

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.94	$9.30	$10.50	$10.32	$–
Class C Shares (a)	$10.92	$9.28	$10.44	$10.31	$–
Class D shares	$–	$–	$–	$10.33	$–
Class R Shares	$–	$9.30	$–	$–	$–
Institutional Service Class Shares	$10.99 (b)	$9.30	$10.51	$–	$–
Institutional Class Shares	$11.00	$9.31 (b)	$10.52	$–	$10.00 (b)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.43	$9.71	$11.14	$10.78	$–
Class D Shares	$–	$–	$–	$10.82	$–
Maximum Sales Charge:
Class A Shares	4.25%	4.25%	5.75%	4.25%	–%
Class D Shares	–%	–%	–%	4.50%	–%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on October 31, 2011 due to financial statement rounding.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

50

Statements of Operations

For the Year Ended October 31, 2011

	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Local Currency Fund (a)	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund	Aberdeen Ultra-Short Duration Bond Fund (b)
INVESTMENT INCOME:
Interest income	$4,389,543	$579,652	$1,263,721	$5,038,904	$286,145
Foreign tax withholding	–	(14,553)	(127)	–	(8)

	4,389,543	565,099	1,263,594	5,038,904	286,137

Expenses:
Investment advisory fees	328,108	81,097	227,736	490,312	61,981
Administration fees	31,112	2,846	10,766	32,726	8,760
Distribution fees Class A	7,750	54	8,761	24,191	–
Distribution fees Class B (c)	–	–	–	2,491	–
Distribution fees Class C	508	602	12,118	21,726	–
Distribution fees Class R	–	24	–	–	–
Administrative services fees Class A	–	–	565	579	–
Administrative services fees Class D	–	–	–	123	–
Administrative service fees Institutional Service Class	–	–	64,316	–	–
Registration and filing fees	34,264	4,727	50,223	54,850	73,474
Printing fees	27,747	28,566	33,147	18,708	21,074
Transfer agent fees	5,652	5,437	28,948	74,825	12,527
Audit fees	10,064	30,930	32,681	23,253	29,530
Custodian fees	25,410	12,815	25,775	2,687	2,612
Fund accounting fees	14,190	595	1,658	11,298	2,677
Legal fees	4,979	11,142	323	658	6,754
Trustee fees	5,742	753	1,926	6,266	1,082
Other	98,461	5,593	9,402	27,158	10,139

Total expenses before reimbursed/waived expenses	593,987	185,181	508,345	791,851	230,610

Expenses reimbursed	(51,137)	(93,266)	(62,004)	–	(106,549)
Reimbursement of costs by administrators	–	–	(49,581)	–	–
Recoupment of expenses previously reimbursed	–	–	–	41,772	–

Net Expenses	542,850	91,915	396,760	833,623	124,061

Net Investment Income	3,846,693	473,184	866,834	4,205,281	162,076

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	1,189,003	(90,149)	440,650	134,119	26,299
Realized loss on futures contracts transactions	(52,671)	–	(310,787)	–	(7,230)
Realized gain/(loss) on foreign currency transactions	–	(5,268)	183,648	–	–

Net realized gain/(loss) from investments, futures contracts and foreign currency transactions	1,136,332	(95,417)	313,511	134,119	19,069

Net change in unrealized appreciation/depreciation on investment transactions	(2,452,537)	(1,269,242)	(622,054)	(612,047)	896
Net change in unrealized appreciation/depreciation on futures contracts	–	–	(33,742)	–	1,606
Net change in unrealized appreciation/depreciation on foreign currency transactions	–	(186,841)	(116,976)	–	–

Net change in unrealized appreciation/depreciation from investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(2,452,537)	(1,456,083)	(772,772)	(612,047)	2,502

Net realized/unrealized gain/(loss) from investments, futures contracts and foreign currency transactions	(1,316,205)	(1,551,500)	(459,261)	(477,928)	21,571

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,530,488	$(1,078,316)	$407,573	$3,727,353	$183,647

(a) For the period from May 2, 2011 (commencement of operations) to October 31, 2011.

(b) For the period November 30, 2010 (commencement of operations) to October 31, 2011.

(c) Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

51

Statements of Changes in Net Assets

	Aberdeen Core Fixed Income Fund
	Year Ended October 31, 2011	Period Ended October 31, 2010 (a)	Year Ended July 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,846,693	$2,144,751	$7,279,253
Net realized gain from investments, futures contracts and foreign currency transactions	1,136,332	5,290,672	5,202,817
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(2,452,537)	(3,043,529)	3,097,698

Change in net assets resulting from operations	2,530,488	4,391,894	15,579,768

Distributions to Shareholders From:
Net investment income:
Class A	(109,124)	(24,771)	(125,575)
Class C	(1,252)	(127)	(8,299)
Institutional Service Class	(44)	(9)	(2)
Institutional Class	(4,217,350)	(1,659,140)	(7,093,030)
Net realized gains:
Class A	(182,356)	–	(4,852)
Class C	(1,055)	–	(504)
Institutional Service Class	(64)	–	–
Institutional Class	(9,964,434)	–	(228,570)

Change in net assets from shareholder distributions	(14,475,679)	(1,684,047)	(7,460,832)

Change in net assets from capital transactions	(69,832,048)	(16,910,375)	(10,742,934)

Change in net assets	(81,777,239)	(14,202,528)	(2,623,998)

Net Assets:
Beginning of year	185,778,720	199,981,248	202,605,246

End of year	$104,001,481	$185,778,720	$199,981,248

Accumulated net investment income/(loss) at end of year	$(37,313)	$393,247	$(42,768)

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

52

Statements of Changes in Net Assets (continued)

	Aberdeen Core Fixed Income Fund
	Year Ended October 31, 2011	Period Ended October 31, 2010 (a)	Year Ended July 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,643,725	$104,207	$794,373
Proceeds from conversion of Class B Shares(b)	–	–	151,904
Dividends reinvested	251,252	20,899	96,931
Cost of shares redeemed(d)	(462,719)	(267,481)	(1,444,728)

Total Class A	1,432,258	(142,375)	(401,520)

Class B Shares(b)
Dividends reinvested	–	–	7,405
Cost of shares converted to Class A Shares	–	–	(151,904)
Cost of shares redeemed(d)	–	–	(382,880)

Total Class B	–	–	(527,379)

Class C Shares
Proceeds from shares issued	236,770	15,044	26,777
Dividends reinvested	1,536	93	8,633
Cost of shares redeemed(d)	(63,905)	(8,449)	(492,917)

Total Class C	174,401	6,688	(457,507)

Institutional Service Class Shares
Proceeds from shares issued	3,540	–	1,000 (c)
Dividends reinvested	106	9	2 (c)

Total Institutional Service Class	3,646	9	1,002 (c)

Institutional Class Shares
Proceeds from shares issued	52,966,682	10,156,009	44,492,621
Dividends reinvested	6,178,025	319,337	1,390,343
Cost of shares redeemed(d)	(130,587,060)	(27,250,043)	(55,240,494)

Total Institutional Class	(71,442,353)	(16,774,697)	(9,357,530)

Change in net assets from capital transactions:	$(69,832,048)	$(16,910,375)	$(10,742,934)

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Effective July 12, 2010, all Class B shares were converted into Class A shares, and Class B shares are no longer available.
(c)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.
(d)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

53

Statements of Changes in Net Assets (continued)

	Aberdeen Core Fixed Income Fund
	Year Ended October 31, 2011	Period Ended October 31, 2010 (a)	Year Ended July 31, 2010

SHARE TRANSACTIONS:
Class A Shares
Issued	152,082	8,957	71,533
Issued in conversion from Class B Shares(b)	–	–	13,377
Reinvested	23,564	1,802	8,674
Redeemed	(43,193)	(23,129)	(129,352)

Total Class A Shares	132,453	(12,370)	(35,768)

Class B Shares(b)
Reinvested	–	–	666
Redeemed in conversion to Class A Shares	–	–	(13,407)
Redeemed	–	–	(34,604)

Total Class B Shares	–	–	(47,345)

Class C Shares
Issued	21,898	1,307	2,397
Reinvested	144	8	777
Redeemed	(6,059)	(728)	(44,438)

Total Class C Shares	15,983	587	(41,264)

Institutional Service Class Shares
Issued	323	–	88 (c)
Reinvested	10	1	– (c)

Total Institutional Service Class Shares	333	1	88 (c)

Institutional Class Shares
Issued	4,838,067	871,915	3,950,634
Reinvested	575,692	27,371	123,581
Redeemed	(12,025,183)	(2,343,593)	(4,907,770)

Total Institutional Class Shares	(6,611,424)	(1,444,307)	(833,555)

Total change in shares:	(6,462,655)	(1,456,089)	(957,844)

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Effective July 12, 2010, all Class B shares were converted into Class A shares, and Class B shares are no longer available.
(c)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

54

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
	Period Ended October 31, 2011 (a)	Year Ended October 31, 2011	Year Ended October 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$473,184	$866,834	$1,033,010
Net realized gain/(loss) from investments, futures contracts and foreign currency transactions	(95,417)	313,511	3,138,662
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(1,456,083)	(772,772)	(1,190,876)

Change in net assets resulting from operations	(1,078,316)	407,573	2,980,796

Distributions to Shareholders From:
Net investment income:
Class A	(1,500)	(183,217)	(109,861)
Class C	(3,540)	(51,512)	(20,567)
Class R	(129)	–	–
Institutional Service Class	(148)	(1,736,777)	(1,159,469)
Institutional Class	(323,458)	(1,539)	(333)

Change in net assets from shareholder distributions	(328,775)	(1,973,045)	(1,290,230)

Change in net assets from capital transactions	32,171,207	(4,972,890)	(4,762,978)

Change in net assets	30,764,116	(6,538,362)	(3,072,412)

Net Assets:
Beginning of year	–	41,964,844	45,037,256

End of year	$30,764,116	$35,426,482	$41,964,844

Accumulated net investment income/(loss) at end of year	$140,947	$167,809	$1,013,732

(a)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

55

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
	Period Ended October 31, 2011 (a)	Year Ended October 31, 2011	Year Ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$138,147	$417,701	$1,548,546
Dividends reinvested	641	126,104	81,112
Cost of shares redeemed(b)	(56,193)	(1,263,193)	(1,558,613)

Total Class A	82,595	(719,388)	71,045

Class C Shares
Proceeds from shares issued	358,223	352,967	565,674
Dividends reinvested	2,385	24,891	7,509
Cost of shares redeemed(b)	–	(513,142)	(308,509)

Total Class C	360,608	(135,284)	264,674

Class R Shares
Proceeds from shares issued	10,000	–	–
Dividends reinvested	129	–	–

Total Class R	10,129	–	–

Institutional Service Class Shares
Proceeds from shares issued	10,000	3,299,837	3,284,419
Dividends reinvested	148	1,641,003	1,090,329
Cost of shares redeemed(b)	–	(9,072,372)	(9,492,291)

Total Institutional Service Class	10,148	(4,131,532)	(5,117,543)

Institutional Class Shares
Proceeds from shares issued	31,459,200	11,800	18,532
Dividends reinvested	248,527	1,514	314

Total Institutional Class	31,707,727	13,314	18,846

Change in net assets from capital transactions:	$32,171,207	$(4,972,890)	$(4,762,978)

(a)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

56

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
	Period Ended October 31, 2011 (a)	Year Ended October 31, 2011	Year Ended October 31, 2010

SHARE TRANSACTIONS:
Class A Shares
Issued	14,131	39,366	148,454
Reinvested	68	12,455	7,928
Redeemed	(6,036)	(122,044)	(151,281)

Total Class A Shares	8,163	(70,223)	5,101

Class C Shares
Issued	36,806	33,700	55,597
Reinvested	254	2,477	735
Redeemed	–	(48,765)	(30,448)

Total Class C Shares	37,060	(12,588)	25,884

Class R Shares
Issued	1,000	–	–
Reinvested	14	–	–

Total Class R Shares	1,014	–	–

Institutional Service Class Shares(b)
Issued	1,000	314,036	316,975
Reinvested	16	161,323	106,413
Redeemed	–	(871,733)	(921,570)

Total Institutional Service Class Shares	1,016	(396,374)	(498,182)

Institutional Class Shares
Issued	3,232,273	1,146	1,814
Reinvested	26,340	148	31

Total Institutional Class Shares	3,258,613	1,294	1,845

Total change in shares:	3,305,866	(477,891)	(465,352)

(a)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

57

Statements of Changes in Net Assets (continued)

	Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2011 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$4,205,281	$4,492,545	$162,076
Net realized gain from investments, futures contracts and foreign currency transactions	134,119	448,760	19,069
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(612,047)	3,254,577	2,502

Change in net assets resulting from operations	3,727,353	8,195,882	183,647

Distributions to Shareholders From:
Net investment income:
Class A	(332,043)	(318,305)	–
Class B	(6,822)	(24,065)	–
Class C	(58,402)	(86,749)	–
Class D	(3,807,744)	(4,063,325)	–
Institutional Class	–	–	(162,079)
Net realized gains:
Class A	(20,102)	–	–
Class B	(1,656)	–	–
Class C	(5,164)	–	–
Class D	(221,024)	–	–

Change in net assets from shareholder distributions	(4,452,957)	(4,492,444)	(162,079)

Change in net assets from capital transactions	(8,462,529)	(4,216,121)	35,151,367

Change in net assets	(9,188,133)	(512,683)	35,172,935

Net Assets:
Beginning of year	123,760,106	124,272,789	–

End of year	$114,571,973	$123,760,106	$35,172,935

Accumulated net investment loss at end of year	$(90,940)	$(91,210)	$377

(a)	For the period November 30, 2010 (Commencement of operations) to October 31, 2011.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

58

Statements of Changes in Net Assets (continued)

	Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2011 (a)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,261,929	$1,879,875	$–
Proceeds from conversion of Class B Shares(b)	658,079	–	–
Dividends reinvested	227,979	216,402	–
Cost of shares redeemed(c)	(1,784,151)	(1,507,365)	–

Total Class A	363,836	588,912	–

Class B Shares(b)
Proceeds from shares issued	14,015	43,035	–
Dividends reinvested	5,573	13,737	–
Cost of shares converted to Class A Shares	(658,079)	–	–
Cost of shares redeemed(c)	(173,875)	(222,636)	–

Total Class B	(812,366)	(165,864)	–

Class C Shares
Proceeds from shares issued	259,082	327,535	–
Dividends reinvested	12,988	20,757	–
Cost of shares redeemed(c)	(1,015,461)	(1,490,663)	–

Total Class C	(743,391)	(1,142,371)	–

Class D
Proceeds from shares issued	1,379,233	1,552,502	–
Dividends reinvested	3,038,659	3,080,901	–
Cost of shares redeemed(c)	(11,688,500)	(8,130,201)	–

Total Class D Shares	(7,270,608)	(3,496,798)	–

Institutional Class Shares
Proceeds from shares issued	–	–	58,221,900
Dividends reinvested	–	–	8,418
Cost of shares redeemed(c)	–	–	(23,078,951)

Total Institutional Class	–	–	35,151,367

Change in net assets from capital transactions:	$(8,462,529)	$(4,216,121)	$35,151,367

(a)	For the period November 30, 2010 (Commencement of operations) to October 31, 2011.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(c)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

59

Statements of Changes in Net Assets (concluded)

	Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2011 (a)

SHARE TRANSACTIONS:
Class A Shares
Issued	123,209	182,836	–
Issued in conversion from Class B Shares(b)	66,205	–	–
Reinvested	22,624	21,124	–
Redeemed	(176,323)	(147,881)	–

Total Class A Shares	35,715	56,079	–

Class B Shares(b)
Issued	1,395	4,206	–
Reinvested	562	1,342	–
Redeemed in conversion to Class A Shares	(66,241)	–	–
Redeemed	(17,514)	(21,874)	–

Total Class B Shares	(81,798)	(16,326)	–

Class C Shares
Issued	25,626	31,926	–
Reinvested	1,292	2,032	–
Redeemed	(102,082)	(146,554)	–

Total Class C Shares	(75,164)	(112,596)	–

Class D Shares
Issued	136,539	151,925	–
Reinvested	301,589	300,860	–
Redeemed	(1,162,791)	(794,041)	–

Total Class D Shares	(724,663)	(341,256)	–

Institutional Class Shares
Issued	–	–	5,822,455
Reinvested	–	–	841
Redeemed	–	–	(2,308,198)

Total Institutional Class Shares	–	–	3,515,098

Total change in shares:	(845,910)	(414,099)	3,515,098

(a)	For the period November 30, 2010 (Commencement of operations) to October 31, 2011.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

60

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares(f)
Year Ended October 31, 2011(g)	$11.61	$0.35	$0.08	$0.43	$(0.39)	$(0.71)	$(1.10)	$10.94
Period Ended October 31, 2010(g)(h)	11.44	0.12	0.14	0.26	(0.09)	–	(0.09)	11.61
Year Ended July 31, 2010(g)	10.99	0.41	0.43	0.84	(0.38)	(0.01)	(0.39)	11.44
Year Ended July 31, 2009(g)	10.70	0.44	0.28	0.72	(0.43)	–	(0.43)	10.99
Year Ended July 31, 2008	10.62	0.48	0.07	0.55	(0.47)	–	(0.47)	10.70
Year Ended July 31, 2007	10.61	0.50	–	0.50	(0.49)	–	(0.49)	10.62
Class C Shares(f)
Year Ended October 31, 2011(g)	11.57	0.25	0.12	0.37	(0.31)	(0.71)	(1.02)	10.92
Period Ended October 31, 2010(g)(h)	11.42	0.09	0.13	0.22	(0.07)	–	(0.07)	11.57
Year Ended July 31, 2010(g)	10.97	0.31	0.45	0.76	(0.30)	(0.01)	(0.31)	11.42
Year Ended July 31, 2009(g)	10.67	0.36	0.29	0.65	(0.35)	–	(0.35)	10.97
Year Ended July 31, 2008	10.60	0.40	0.06	0.46	(0.39)	–	(0.39)	10.67
Year Ended July 31, 2007	10.59	0.42	–	0.42	(0.41)	–	(0.41)	10.60
Institutional Service Class Shares(f)
Year Ended October 31, 2011(g)	11.61	0.39	0.12	0.51	(0.42)	(0.71)	(1.13)	10.99
Period Ended October 31, 2010(g)(h)	11.47	0.13	0.12	0.25	(0.11)	–	(0.11)	11.61
Period Ended July 31, 2010(g)(i)	11.40	0.02	0.07	0.09	(0.02)	–	(0.02)	11.47
Institutional Class Shares(f)
Year Ended October 31, 2011(g)	11.67	0.39	0.07	0.46	(0.42)	(0.71)	(1.13)	11.00
Period Ended October 31, 2010(g)(h)	11.51	0.13	0.13	0.26	(0.10)	–	(0.10)	11.67
Year Ended July 31, 2010(g)	11.05	0.41	0.47	0.88	(0.41)	(0.01)	(0.42)	11.51
Year Ended July 31, 2009(g)	10.76	0.47	0.28	0.75	(0.46)	–	(0.46)	11.05
Year Ended July 31, 2008	10.68	0.51	0.07	0.58	(0.50)	–	(0.50)	10.76
Year Ended July 31, 2007	10.67	0.53	–	0.53	(0.52)	–	(0.52)	10.68

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

62

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Fixed Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

4.24%	$4,262	0.74%	3.24%	0.79%	377.38%
2.31%	2,985	0.72%	4.19%	0.72%	166.80%
7.81%	3,085	1.07%	3.38%	1.35%	84.40%
6.93%	3,356	1.01%	4.10%	1.31%	46.98%
5.21%	3,259	0.94%	4.42%	1.24%	65.72%
4.75%	3,115	0.93%	4.67%	1.23%	66.38%

3.56%	191	1.49%	2.37%	1.54%	377.38%
2.04%	17	1.47%	3.25%	1.47%	166.80%
7.03%	10	1.80%	2.78%	1.95%	84.40%
6.24%	462	1.76%	3.36%	1.91%	46.98%
4.34%	860	1.69%	3.67%	1.84%	65.72%
3.98%	964	1.68%	3.90%	1.83%	66.38%

4.55%	5	0.43%	3.58%	0.54%	377.38%
2.32%	1	0.39%	4.58%	0.39%	166.80%
0.79%	1	0.33%	3.31%	0.38%	84.40%

4.49%	99,545	0.49%	3.53%	0.54%	377.38%
2.28%	182,775	0.47%	4.43%	0.47%	166.80%
8.12%	196,885	0.76%	3.64%	0.90%	84.40%
7.15%	198,268	0.76%	4.32%	0.91%	46.98%
5.44%	278,815	0.69%	4.64%	0.84%	65.72%
4.98%	308,116	0.68%	4.88%	0.83%	66.38%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Pacific Capital High Grade Core Fixed Income Fund was reorganized into Aberdeen Core Fixed Income Fund on July 12, 2010. Information presented for the periods prior to July 12, 2010, reflects the Pacific Capital High Grade Core Fixed Income Fund.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	The Fund changed its fiscal year end from July 31 to October 31. This line represents the period from August 1, 2010 to October 31, 2010.
(i)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.

2011 Annual Report

63

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Period Ended October 31, 2011(g)	$10.00	$0.21	$(0.77)	$(0.56)	$(0.14)	$(0.14)	$9.30
Class C Shares
Period Ended October 31, 2011(g)	10.00	0.18	(0.77)	(0.59)	(0.13)	(0.13)	9.28
Class R Shares
Period Ended October 31, 2011(g)	10.00	0.20	(0.77)	(0.57)	(0.13)	(0.13)	9.30
Institutional Service Class Shares
Period Ended October 31, 2011(g)	10.00	0.22	(0.77)	(0.55)	(0.15)	(0.15)	9.30
Institutional Class Shares
Period Ended October 31, 2011(g)	10.00	0.23	(0.77)	(0.54)	(0.15)	(0.15)	9.31

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

64

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(5.60%)	$76	1.15%	4.50%	2.07%	34.36%

(5.94%)	344	1.90%	3.80%	2.80%	34.36%

(5.73%)	9	1.40%	4.11%	2.33%	34.36%

(5.54%)	9	0.90%	4.60%	1.83%	34.36%

(5.54%)	30,325	0.90%	4.67%	1.82%	34.36%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.

2011 Annual Report

65

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fee	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011	$10.89	$0.22	$(0.10)	$0.12	$(0.51)	$(0.51)	$–	$10.50
Year Ended October 31, 2010	10.42	0.23	0.53	0.76	(0.29)	(0.29)	–	10.89
Year Ended October 31, 2009	9.08	0.26	1.76	2.02	(0.68)	(0.68)	–	10.42
Year Ended October 31, 2008	10.27	0.33	(0.96)	(0.63)	(0.56)	(0.56)	–	9.08
Year Ended October 31, 2007	9.78	0.31	0.40	0.71	(0.22)	(0.22)	–	10.27
Class C Shares
Year Ended October 31, 2011	10.84	0.14	(0.10)	0.04	(0.44)	(0.44)	–	10.44
Year Ended October 31, 2010	10.38	0.15	0.54	0.69	(0.23)	(0.23)	–	10.84
Year Ended October 31, 2009	9.07	0.19	1.75	1.94	(0.63)	(0.63)	–	10.38
Year Ended October 31, 2008	10.25	0.24	(0.94)	(0.70)	(0.48)	(0.48)	–	9.07
Year Ended October 31, 2007	9.77	0.23	0.40	0.63	(0.15)	(0.15)	–	10.25
Institutional Service Class Shares(h)
Year Ended October 31, 2011	10.90	0.24	(0.09)	0.15	(0.54)	(0.54)	–	10.51
Year Ended October 31, 2010	10.44	0.26	0.52	0.78	(0.32)	(0.32)	–	10.90
Year Ended October 31, 2009	9.09	0.29	1.75	2.04	(0.69)	(0.69)	–	10.44
Year Ended October 31, 2008	10.27	0.35	(0.95)	(0.60)	(0.58)	(0.58)	–	9.09
Year Ended October 31, 2007	9.79	0.33	0.40	0.73	(0.25)	(0.25)	–	10.27
Institutional Class Shares
Year Ended October 31, 2011	10.91	0.25	(0.10)	0.15	(0.54)	(0.54)	–	10.52
Year Ended October 31, 2010	10.45	0.24	0.53	0.77	(0.31)	(0.31)	–	10.91
Period Ended October 31, 2009(g)	9.80	0.07	0.63	0.70	(0.05)	(0.05)	–	10.45

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

66

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

1.34%	$3,172	1.22%	2.13%	1.38%	199.69%
7.53%	4,053	1.20%	2.22%	1.69%	256.30%
23.12%	3,827	1.23%	2.69%	2.04%	186.07%
(6.63%)	3,986	1.20%	3.17%	2.00%	62.00%
7.42%	5,120	1.20%	3.13%	1.90%	138.00%

0.51%	1,060	1.95%	1.38%	2.11%	199.69%
6.76%	1,237	1.95%	1.44%	2.45%	256.30%
22.17%	916	1.95%	1.95%	2.76%	186.07%
(7.25%)	667	1.95%	2.42%	2.75%	62.00%
6.53%	637	1.95%	2.38%	2.65%	138.00%

1.58%	31,156	0.99%	2.33%	1.31%	199.69%
7.66%	36,649	0.95%	2.47%	1.44%	256.30%
23.42%	40,289	0.95%	3.01%	1.77%	186.07%
(6.29%)	42,034	0.95%	3.42%	1.74%	62.00%
7.57%	57,151	0.95%	3.37%	1.65%	138.00%

1.60%	38	0.95%	2.35%	1.11%	199.69%
7.64%	26	0.95%	2.29%	1.47%	256.30%
7.12%	5	0.95%	2.44%	1.44%	186.07%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.
(h)	Formerly the Common Class Shares of the Global Fixed Income Predecessor Fund.

2011 Annual Report

67

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011(f)	$10.37	$0.35	$(0.03)	$0.32	$(0.35)	$(0.02)	$(0.37)	$10.32
Year Ended October 31, 2010(f)	10.06	0.39	0.27	0.66	(0.35)	–	(0.35)	10.37
Year Ended October 31, 2009	9.38	0.39	0.68	1.07	(0.39)	–	(0.39)	10.06
Year Ended October 31, 2008	10.23	0.41	(0.72)	(0.31)	(0.41)	(0.13)	(0.54)	9.38
Year Ended October 31, 2007	10.50	0.43	(0.25)	0.18	(0.43)	(0.02)	(0.45)	10.23
Class C Shares
Year Ended October 31, 2011(f)	10.34	0.27	(0.01)	0.26	(0.27)	(0.02)	(0.29)	10.31
Year Ended October 31, 2010(f)	10.04	0.30	0.27	0.57	(0.27)	–	(0.27)	10.34
Year Ended October 31, 2009	9.36	0.31	0.68	0.99	(0.31)	–	(0.31)	10.04
Year Ended October 31, 2008	10.20	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	9.36
Year Ended October 31, 2007	10.48	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	10.20
Class D Shares
Year Ended October 31, 2011(f)	10.37	0.37	(0.02)	0.35	(0.37)	(0.02)	(0.39)	10.33
Year Ended October 31, 2010(f)	10.06	0.41	0.27	0.68	(0.37)	–	(0.37)	10.37
Year Ended October 31, 2009	9.38	0.41	0.68	1.09	(0.41)	–	(0.41)	10.06
Year Ended October 31, 2008	10.23	0.44	(0.72)	(0.28)	(0.44)	(0.13)	(0.57)	9.38
Year Ended October 31, 2007	10.50	0.45	(0.25)	0.20	(0.45)	(0.02)	(0.47)	10.23

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

68

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

3.20%	$10,200	0.94%	3.44%	0.94%	11.48%
6.64%	9,879	0.93%	3.43%	0.94%	15.29%
11.55%	9,023	0.92%	3.93%	1.11%	39.66%
(3.22%)	7,707	0.96%	4.10%	1.02%	8.07%
1.72%	8,251	0.93%	4.13%	0.93%	39.25%

2.64%	2,069	1.68%	2.69%	1.68%	11.48%
5.77%	2,854	1.68%	2.70%	1.69%	15.29%
10.74%	3,900	1.68%	3.17%	1.87%	39.66%
(3.85%)	3,012	1.70%	3.40%	1.79%	8.07%
0.87%	1,470	1.68%	3.38%	1.68%	39.25%

3.57%	102,304	0.68%	3.69%	0.68%	11.48%
6.91%	110,180	0.68%	3.68%	0.69%	15.29%
11.81%	110,362	0.68%	4.19%	0.88%	39.66%
(2.96%)	108,236	0.70%	4.37%	0.76%	8.07%
1.97%	127,774	0.68%	4.37%	0.68%	39.25%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2011 Annual Report

69

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Institutional Class Shares
Period Ended October 31, 2011(g)	$10.00	$0.05	$(0.01)	$0.04	$(0.04)	$(0.04)	$10.00

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

70

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

0.54%	$35,173	0.40%	0.52%	0.74%	166.41%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period November 30, 2010 (Commencement of operations) to October 31, 2011.

2011 Annual Report

71

Notes to Financial Statements

October 31, 2011

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2011, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2011, the Trust operated twenty-six (26) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Core Fixed Income Fund (“Core Fixed Income Fund”) (Formerly Aberdeen Core Income Fund)
–	Aberdeen Emerging Markets Debt Local Currency Fund (“Emerging Markets Debt Local Currency Fund”)
–	Aberdeen Global Fixed Income Fund (“Global Fixed Income Fund”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)
–	Aberdeen Ultra-Short Duration Bond Fund (“Ultra-Short Duration Bond Fund”)

The Aberdeen Ultra-Short Duration Bond Fund commenced operations on November 30, 2010. The Aberdeen Emerging Markets Debt Local Currency Fund commenced operations on May 2, 2011.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Trust’s Board of Trustees is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Management has concluded there is no significant effect on the value of the portfolio due to the change in methodology. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ Investment Adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time. For the year ended October 31, 2011, there have been no significant changes to the valuation procedures approved by the Board of Trustees.

Annual Report 2011

72

Notes to Financial Statements (continued)

October 31, 2011

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3- significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Generally, debt and other fixed-income securities are categorized as Level 2. For derivative instruments, exchange-traded derivatives, i.e., future contracts, are generally categorized as Level 1 and over-the-counter derivative instruments, i.e., forward contracts and swap contracts, are generally categorized as Level 2. The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2011:

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	Total ($)
Aberdeen Core Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	4,087,135	4,087,135
Commercial Mortgage Backed Securities	–	6,706,465	6,706,465
Residential Mortgage Backed Securities	–	7,342,541	7,342,541
Corporate Bonds	–	22,089,919	22,089,919
Foreign Non-Government Bonds	–	7,476,676	7,476,676
Municipal Bonds	–	3,671,409	3,671,409
Sovereign Bonds	–	199,991	199,991
U.S. Agencies Mortgage Backed	–	25,782,032	25,782,032
U.S Treasury Obligations	–	25,402,489	25,402,489
Yankee Dollars	–	400,013	400,013
Repurchase Agreement	–	3,328,000	3,328,000

	–	106,486,670	106,486,670

2011 Annual Report

73

Notes to Financial Statements (continued)

October 31, 2011

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	Total ($)
Aberdeen Emerging Markets Debt Local Currency Fund
Investments in Securities
Eurodollar Bonds	–	2,089,680	2,089,680
Foreign Non-Government Bonds	–	2,296,335	2,296,335
Sovereign Bonds	–	23,526,086	23,526,086
Repurchase Agreement	–	9,730,000	9,730,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	114,173	114,173
Liabilities
Forward Foreign Currency Exchange Contracts	–	(347,220)	(347,220)

	–	37,409,054	37,409,054

Aberdeen Global Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	933,331	933,331
Commercial Mortgage Backed Securities	–	1,032,308	1,032,308
Residential Mortgage Backed Securities	–	1,031,154	1,031,154
Corporate Bonds	–	3,832,547	3,832,547
Covered Bonds	–	762,522	762,522
Foreign Non-Government Bonds	–	7,016,944	7,016,944
Municipal Bonds	–	616,405	616,405
Sovereign Bonds	–	12,864,980	12,864,980
U.S. Agencies Mortgage Backed	–	4,880,983	4,880,983
U.S Treasury Obligations	–	1,386,690	1,386,690
Yankee Dollars	–	87,039	87,039
Repurchase Agreement	–	474,000	474,000
Other Financial Instruments
Assets
Futures Contracts	2,713	–	2,713
Forward Foreign Currency Exchange Contracts	–	44,309	44,309
Liabilities
Futures Contracts	(20,142)	–	(20,142)
Forward Foreign Currency Exchange Contracts	–	(71,906)	(71,906)

	(17,429)	34,891,306	34,873,877

Aberdeen Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	112,405,421	112,405,421
Repurchase Agreement	–	883,000	883,000

	–	113,288,421	113,288,421

Annual Report 2011

74

Notes to Financial Statements (continued)

October 31, 2011

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	Total ($)
Aberdeen Ultra-Short Duration Bond Fund
Investments in Securities
Asset-Backed Securities	–	3,630,990	3,630,990
Corporate Bonds	–	17,784,813	17,784,813
Foreign Non-Government Bonds	–	4,644,715	4,644,715
Municipal Bonds	–	174,893	174,893
U.S. Agencies Mortgage Backed	–	8,166,645	8,166,645
U.S Treasury Obligations	–	50,189	50,189
Yankee Dollars	–	169,938	169,938
Repurchase Agreement	–	1,051,000	1,051,000
Other Financial Instruments*
Assets
Futures Contracts	1,606	–	1,606

	1,606	35,673,183	35,674,789

*	For the year ended October 31, 2011, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

There were no Level 3 securities held in the Funds during the year ended October 31, 2011. For detailed descriptions, see the accompanying Statements of Investments.

For the year ended October 31, 2011, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but whose resale in the U.S. is permitted only in limited circumstances.

(d)	Foreign Currency Translation

Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies with the Statement of Operations.

(e)	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

2011 Annual Report

75

Notes to Financial Statements (continued)

October 31, 2011

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forwards prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the year, forward contracts were used to both neutralize the currency exposure of the Fund relative to their benchmark and to manage foreign exchange exposure.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value (“NAV”) after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or (loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the year, futures contracts were used to manage the interest rate risks and raise the efficiency of the Fund.

Summary of Derivative Instruments

Each Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2011:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2011

Core Fixed Income Fund
Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Futures contracts
(interest rate risk)	Realized/Unrealized Gain/(Loss) from investments, futures contracts and foreign currency transactions	$(52,671)	$–
Total		$(52,671)	$–

Annual Report 2011

76

Notes to Financial Statements (continued)

October 31, 2011

Emerging Markets Debt Local Currency Fund	Asset Derivatives		Liability Derivatives
	Period Ended October 31, 2011		Period Ended October 31, 2011
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$114,173	Unrealized depreciation on forward currency exchange contracts	$347,220
Total		$114,173		$347,220

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2011

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Forward foreign exchange contracts
(foreign exchange risk)	Realized/Unrealized Gain/(Loss) from investments, futures contracts and foreign currency transactions	$80,645	$(233,047)
Total		$80,645	$(233,047)

Global Fixed Income Fund	Asset Derivatives		Liability Derivatives
	Period Ended October 31, 2011		Period Ended October 31, 2011
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$44,309	Unrealized depreciation on forward currency exchange contracts	$71,906
Futures contracts
(interest rate risk)*	Unrealized appreciation on futures contracts	$2,713	Unrealized depreciation on futures contracts	$20,142
Total		$47,022		$92,048

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2011

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Forward foreign exchange contracts
(foreign exchange risk)	Realized/Unrealized Gain/(Loss) from investments, futures contracts and foreign currency transactions	$112,193	$(83,649)
Futures contracts
(interest rate risk)		$(310,787)	$(33,742)
Total		$(198,594)	$(117,391)

2011 Annual Report

77

Notes to Financial Statements (continued)

October 31, 2011

Ultra-Short Duration Bond Fund	Asset Derivatives		Liability Derivatives
	Period Ended October 31, 2011		Period Ended October 31, 2011
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts
(interest rate risk)*	Unrealized appreciation on futures contracts	$1,606	Unrealized depreciation on futures contracts	$–
Total		$1,606		$–

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2011

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Futures contracts
(interest rate risk)	Realized/Unrealized Gain/(Loss) from investments, futures contracts and foreign currency transactions	$(7,230)	$1,606
Total		$(7,230)	$1,606

The Funds value derivatives at fair value, as described in this note, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

Core Fixed Income Fund sold all of its derivative positions before year-end. During the year, the Fund held positions in 2 year US Treasury Note futures, 5 year US Treasury Note futures, 10 year US Treasury Note futures, and 30 year US Treasury Bond futures. The volume of activity varied throughout the period. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	5	500,000
2nd Quarter	1	1,300,000
3rd Quarter	(2)	(200,000)
4th Quarter	2	233,333

For Emerging Markets Debt Local Currency Fund, information about forwards contracts reflected as of the date of this report is generally indicative of the type of forwards held during October. In prior months, the Emerging Markets Debt Local Currency Fund also held Columbian Peso Forwards and began holding Egyptian Pound, Mexican Peso, Chilean Peso, and Indian Rupiah forward contracts in October. The volume of activity was varied throughout the period. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Notional Value
3rd Quarter	10,171,502
4th Quarter	14,482,835

For Global Fixed Income Fund, information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the fourth quarter. During the year ended October 31, 2011, the Fund also held positions in 2 year US Treasury Note futures and

Annual Report 2011

78

Notes to Financial Statements (continued)

October 31, 2011

German Euro Bobl, Bund, and Schatz futures. The volume of activity varied throughout the period. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	16	736,736
2nd Quarter	(12)	(2,087,741)
3rd Quarter	(21)	(2,322,031)
4th Quarter	(28)	(2,953,325)

Information about forward currency contracts reflected as of the date of this report is generally indicative of the type of activity for the year ended October 31, 2011, except that it also invested in Polish Zloty forward contracts during the year, but sold out of all positions in October. The volume of activity varied throughout the period. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	13,979,548
2nd Quarter	12,228,346
3rd Quarter	13,779,131
4th Quarter	9,368,480

For Ultra-Short Duration Bond Fund, information about futures contracts reflected as of the date of this report is generally indicative of the type and activity during the fourth quarter ended October 31, 2011. The Fund began investing in futures contracts in July. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	N/A	N/A
2nd Quarter	N/A	N/A
3rd Quarter	(3)	(600,000)
4th Quarter	(8)	(1,600,000)

(f)	Mortgage Dollar Rolls

The Global Fixed Income Fund may invest in mortgage dollar rolls. Mortgage dollar rolls are arrangements in which the Global Fixed Income Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund could potentially receive gains on the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time the Global Fixed Income Fund enters into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Global Fixed Income Fund to additional interest rate sensitivity. For accounting purposes, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date.

(g)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

2011 Annual Report

79

Notes to Financial Statements (continued)

October 31, 2011

(h)	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for Emerging Markets Debt Local Currency Fund and Global Fixed Income Fund. Distributions from net investment income are declared daily and paid monthly for Core Fixed Income Fund, Tax-Free Income Fund and Ultra-Short Duration Bond Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(i)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(j)	Earnings Credits

Each Fund’s custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. Subadvisers manage a portion of certain of the Fund’s investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. The Subadviser(s) for the Funds are as follows:

Fund	Subadviser
Emerging Markets Debt Local Currency Fund	Aberdeen Asset Management Investment Services Limited (“AAMISL”)
Global Fixed Income Fund	Aberdeen Asset Management Asia Limited (“AAMAL”) and AAMISL

The Core Fixed Income Fund, Tax-Free Income Fund and Ultra-Short Duration Fund are not currently managed by a subadviser. Prior to February 28, 2011, Credit Suisse Asset Management LLC (“CSAM”) served as subadviser to Tax-Free Income Fund.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Core Fixed Income Fund	Up to $2 billion	0.300%
	$2 billion up to $5 billion	0.275%
	On $5 billion and more	0.250%
Emerging Markets Debt Local Currency Fund	Up to $500 million	0.800%
	On $500 million and more	0.750%

Annual Report 2011

80

Notes to Financial Statements (continued)

October 31, 2011

Fund	Fee Schedule
Global Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Tax-Free Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Ultra-Short Duration Bond Fund	On all assets	0.200%

From such fees, pursuant to the sub-advisory agreements, the Adviser pays fees to the subadvisers, if any. For the year ended October 31, 2011, the Adviser paid the following amounts to the subadvisers:

Fund	Subadviser	Amount
Emerging Markets Debt Local Currency Fund	AAMISL	$61,393
Global Fixed Income Fund	AAMAL	–
	AAMISL	214,669

For the period November 1, 2010 through February 27, 2011, CSAM received $133,548 in subadviser fees for the Tax-Free Income Fund.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses, 12b-1 fees, administrative services fees and extraordinary expenses), that accrue daily, from exceeding the amounts listed below:

Fund	Effective Through	Limit
Core Fixed Income Fund	2/27/2013	0.50%
Emerging Markets Debt Local Currency Fund	2/27/2013	0.90%
Global Fixed Income Fund (a)	2/27/2013	0.95%
Tax-Free Income Fund	2/27/2013	0.68%
Ultra-Short Duration Bond Fund	2/27/2013	0.40%

(a)	Administrative service fees were not excluded from the expense limitation amount for the Global Fixed Income Fund prior to July 20, 2011.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 (except for the Global Fixed Income Fund, which is prior to July 20, 2011, and the Ultra-Short Duration Bond Fund and Core Fixed Income Fund, which is prior to December 1, 2011) unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis.

For fees waived after March 1, 2011 (July 20, 2011 for Global Fixed Income Fund and December 1, 2011 for the Ultra-Short Duration Bond Fund and Core Fixed Income Fund) no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

2011 Annual Report

81

Notes to Financial Statements (continued)

October 31, 2011

As of October 31, 2011, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2009 (Expires 10/31/12)		Amount Fiscal Year 2010 (Expires 10/31/13)	Amount Fiscal Year Ended October 31, 2011 (Expires 10/31/14)		Total***
Core Fixed Income	N/A		N/A	$51,137	**	$51,137
Global Fixed Income Fund	$90,267	*	$207,588	62,004		359,859
Emerging Markets Debt Local Currency Fund	N/A		N/A	93,266		93,266
Tax-Free Income Fund	222,004		11,519	844		234,367
Ultra-Short Duration Bond Fund	N/A		N/A	106,549	**	106,549

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009. For the period November 1, 2008 through July 19, 2009, the Global Fixed Income Predecessor Fund received voluntary fee waivers from its adviser totaling $306,969. This amount is not subject to future repayment by the Fund.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 30, 2010 to October 31, 2011.
***	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured the following amounts for which they previously reimbursed the Funds:

Fund	Amount Paid to AAMI
Core Fixed Income Fund	$–
Emerging Markets Debt Local Currency Fund	–
Global Fixed Income Fund	–
Tax-Free Income Fund	57,743
Ultra-Short Duration Bond Fund	–

At October 31, 2011, the Funds had liabilities payable to the Adviser for recapture of previously reimbursed expenses as follows:

Fund	Amount to AAMI
Core Fixed Income Fund	$–
Emerging Markets Debt Local Currency Fund	–
Global Fixed Income Fund	–
Tax-Free Income Fund	25,289
Ultra-Short Duration Bond Fund	–

(b)	Fund Administration

Under the terms of the Fund Administration agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to an annual minimum fee.

(c)	Sub-Administrator and Fund Accountant

Aberdeen has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) whereby State Street assists Aberdeen in providing certain of the administration services for the Funds, including certain fund accounting services. For its services, State Street receives an asset-based fee plus certain out-of-pocket expenses.

Annual Report 2011

82

Notes to Financial Statements (continued)

October 31, 2011

(d)	Transfer Agent

Prior to June 6, 2011, Citi Fund Services Ohio, Inc. (“Citi”) provided transfer agent and dividend reimbursement agent services, pursuant to a Services Agreement. Effective June 6, 2011 Boston Financial Data Services, Inc. (“BFDS”) replaced Citi as Transfer Agent to the Funds.

(e)	Distributor

The Trust and Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares(a)(b)	Class C Shares(a)	Class R Shares(a)
Core Fixed Income Fund	0.25%	N/A	1.00%	0.50%
Emerging Markets Debt Local Currency Fund	0.25%	N/A	1.00%	0.50%
Global Fixed Income Fund	0.25%	N/A	1.00%	0.50%
Tax-Free Income Fund	0.25%	1.00%	1.00%	N/A
Ultra-Short Duration Bond Fund	0.25%	N/A	1.00%	0.50%

(a)	0.25% of which is service fees.
(b)	Effective February 25, 2011, all Class B shares converted to Class A shares.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares. Prior to February 25, 2011 when all Class B shares were converted to Class A shares, the Distributor also received the proceeds of CDSCs of up to 5% on certain redemptions of Class B shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 5.75%, 1.00% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase), and, prior to February 25, 2011, 4.00% on Class B shares of the series of the Trust (on the maximum deferred sales charge of 5%). For the year ended October 31, 2011, AFD retained commissions of $484,653 from front-end sales charges of Class A shares and from CDSC fees from Class B, Class C (and certain Class A) shares of the Trust.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class D, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class D, Class R and Institutional Service Class shares of each of the Funds. The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2011 were as follows:

Fund	Amount
Core Fixed Income	$–
Emerging Markets Debt Local Currency Fund	–
Global Fixed Income Fund	64,881
Tax-Free Income Fund	702
Ultra-Short Duration Bond Fund	–

4.	Short-Term Trading Fees

The Funds, except Ultra-Short Duration Bond Fund, assess a 2.00% redemption fee on all classes of shares that are sold or exchanged within a specified period following purchase (within 15 calendar days for the Core Fixed Income Fund and the Emerging Markets Debt Local Currency Fund, within 30 calendar days for the Global Fixed Income Fund, and within 7 calendar days for the Tax-Free Income Fund). The redemption fee,

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83

Notes to Financial Statements (continued)

October 31, 2011

if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2011, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Core Fixed Income Fund	$–	$–	$–	$–	$–	$–	$–
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–	–
Global Fixed Income Fund	15	–	5	–	–	138	–
Tax-Free Income Fund	–	–	–	–	–	–	–
Ultra-Short Duration Bond Fund	–	–	–	–	–	–	–

For the year ended October 31, 2010, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Core Fixed Income Fund	$–	$–	$–	$–	$–	$–	$–
Global Fixed Income Fund	375	–	8	–	–	–	50
Tax-Free Income Fund	357	–	–	13	–	–	–
Ultra-Short Duration Bond Fund	–	–	–	–	–	–	–

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2011, were as follows:

Fund	Purchases	Sales
Core Fixed Income Fund	$426,288,309	$498,412,364
Emerging Markets Debt Local Currency Fund	36,008,951	6,702,760
Global Fixed Income Fund	72,730,569	76,869,817
Tax-Free Income Fund	13,054,733	14,612,075
Ultra-Short Duration Bond Fund	85,872,065	54,963,052

6. Portfolio Investment Risks

(a)	Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(b)	Credit Risk

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Fund concentrates its letters of credit in any one financial institution, the risk of credit quality deterioration increases.

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84

Notes to Financial Statements (continued)

October 31, 2011

(c)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(d)	Risks Associated with Mortgage-backed Securities Risk:

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rate rise.

(e)	Risks Associated with Asset-backed Securities Risk:

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of Fund’s asset backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the underlying securities or the servicing agent of the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of October 31, 2011, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Fixed Income Fund	$104,946,005	$1,994,561	$(453,896)	$1,540,665
Emerging Markets Debt Local Currency Fund	38,928,806	302,465	(1,589,170)	(1,286,705)
Global Fixed Income Fund	33,535,453	1,888,907	(505,457)	1,383,450
Tax-Free Income Fund	105,095,928	8,253,933	(61,440)	8,192,493
Ultra-Short Duration Bond Fund	35,672,287	107,194	(106,298)	896

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Core Fixed Income Fund	$6,439,472	$8,036,207	$14,475,679	$–	$–	$14,475,679
Emerging Markets Local Debt Currency Fund	238,300	–	238,300	–	90,475	328,775
Global Fixed Income Fund	1,973,045	–	1,973,045	–	–	1,973,045
Tax-Free Income Fund	3,357	247,946	251,303	4,201,654	–	4,452,957
Ultra-Short Duration Bond Fund	162,079	–	162,079	–	–	162,079

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85

Notes to Financial Statements (continued)

October 31, 2011

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Core Fixed Income Fund	$1,684,047	$–	$1,684,047	$–	$–	$1,684,047
Global Fixed Income Fund	1,290,230	–	1,290,230	–	–	1,290,230
Tax-Free Income Fund	66,605	33,197	99,802	4,392,642	–	4,492,444
Ultra-Short Duration Bond Fund	–	–	–	–	–	–

The tax character of distributions paid during the fiscal year ended July 31, 2010 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Core Fixed Income	$7,424,164	$36,668	$7,460,832	$–	$–	$7,460,832

As of October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Core Fixed Income Fund	$–	$–	$913,930	$913,930	$–	$–	$1,540,665	$2,454,595
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–	(1,316,573)	(1,316,573)
Global Fixed Income Fund	–	355,663	–	355,663	–	(1,301,987)	1,365,024	418,700
Tax-Free Income Fund	9,598	–	134,119	143,717		–	8,192,493	8,336,210
Ultra-Short Duration Bond Fund	–	20,672	–	20,672	–	–	896	21,568

Fund	Amount	Expires
Global Fixed Income Fund	$1,084,487	2014
Global Fixed Income Fund	217,500	2015

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.
**	As of October 31, 2011, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Amounts listed as “–” are $0 or round to $0.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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86

Notes to Financial Statements (concluded)

October 31, 2011

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, {ROCSOP reclass details to be provided} as a result of permanent differences primarily attributable to foreign currency transactions and the sale of stock of passive foreign investment companies. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Core Fixed Income Fund	$–	$50,517	$(50,517)
Emerging Markets Debt Local Currency Fund	(90,518)	(3,462)	93,980
Global Fixed Income Fund	–	260,288	(260,288)
Tax-Free Income Fund	–	–	–
Ultra-Short Duration Bond Fund	–	380	(380)

9. Significant Shareholders

As of October 31, 2011, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Core Fixed Income Fund	93.4	1
Emerging Markets Debt Local Currency Fund	93.7	4
Global Fixed Income Fund	51.0	3
Tax-Free Income Fund	–	–
Ultra-Short Duration Bond Fund	84.7	3

10. Recent Accounting Pronouncements

Fair	Valuation

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of October 31, 2011.

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87

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Global Fixed Income Fund and Aberdeen Tax-Free Income Fund, two of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2011, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in three-year period then ended. We have also audited the statement of assets and liabilities, including the statements of investments, of the Aberdeen Core Fixed Income Fund (formerly the Aberdeen Core Income Fund) as of October 31, 2011 and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and the period from August 1, 2010 to October 31, 2010 and for each of the years in the four year period ended July 31, 2010. We have also audited the statement of assets and liabilities, including the statements of investments, of the Aberdeen Emerging Markets Debt Local Currency Fund as of October 31, 2011 and the related statements of operations, statement of net assets and financial highlights for the period from May 2, 2011 to October 31, 2011. We have also audited the statement of assets and liabilities, including the statements of investments, of the Aberdeen Ultra-Short Duration Bond Fund as of October 31, 2011 and the related statements of operations, statement of net assets and financial highlights for the period from November 30, 2010 to October 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the two-year period ended October 31, 2008, of the Aberdeen Global Fixed Income Fund and Aberdeen Tax-Free Bond Fund were audited by other auditors. Those auditors also expressed an unqualified opinion on the financial highlights of the Aberdeen Global Fixed Income Fund and Aberdeen Tax-Free Bond Fund in each of their reports dated December 29, 2008, and December 30, 2008, respectively.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, the results of their operations, changes in their net assets and the financial highlights for the periods or years referred to in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2011

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88

Other Tax Information (Unaudited)

During the year ended October 31, 2011, the following Funds designated dividends as long-term capital gains.

Fund	Amount
Core Fixed Income Fund	$8,036,207
Tax-Free Income Fund	247,946

During the year ended October 31, 2011 the following Fund designated income dividends as tax-exempt dividends:

Fund	Amount
Tax-Free Income Fund	$4,201,654

The Funds intend to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2011. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2011) was as follows:

Fund	Foreign Tax
Emerging Markets Debt Local Currency Fund	$0.0045

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89

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011 and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2011	Actual Ending Account Value, October 31, 2011	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Core Fixed Income Fund	Class A	$1,000.00	$1,034.20	$1,021.48	$3.79	$3.77	0.74%
	Class C	$1,000.00	$1,030.30	$1,017.64	$7.68	$7.63	1.50%
	Institutional Service Class	$1,000.00	$1,034.20	$1,022.84	$2.41	$2.40	0.47%
	Institutional Class	$1,000.00	$1,034.40	$1,022.74	$2.51	$2.50	0.49%
Aberdeen Emerging Markets Debt Local Currency Fund[2]	Class A	$1,000.00	$944.00	$1,019.20	$5.57	$5.79	1.15%
	Class C	$1,000.00	$940.60	$1,015.46	$9.19	$9.55	1.90%
	Class R	$1,000.00	$942.70	$1,017.95	$6.78	$7.04	1.40%
	Institutional Service Class	$1,000.00	$944.60	$1,020.44	$4.36	$4.53	0.90%
	Institutional Class	$1,000.00	$944.60	$1,020.44	$4.36	$4.53	0.90%
Aberdeen Global Fixed Income Fund	Class A	$1,000.00	$1,000.70	$1,019.00	$6.20	$6.26	1.23%
	Class C	$1,000.00	$996.70	$1,015.38	$9.81	$9.91	1.95%
	Institutional Service Class	$1,000.00	$1,001.80	$1,019.96	$5.25	$5.30	1.04%
	Institutional Class	$1,000.00	$1,002.00	$1,020.42	$4.79	$4.84	0.95%
Aberdeen Tax-Free Income Fund	Class A	$1,000.00	$1,047.60	$1,020.52	$4.80	$4.74	0.93%
	Class C	$1,000.00	$1,043.70	$1,016.74	$8.65	$8.54	1.68%
	Class D	$1,000.00	$1,048.90	$702,369.00	$3.46	$3.41	0.67%
Aberdeen Ultra-Short Duration Bond Fund	Institutional Class	$1,000.00	$1,002.00	$1,023.19	$2.02	$2.04	0.40%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.
2	For the period from May 2, 2011 (commencement of operations) to October 31, 2011.

Annual Report 2011

90

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 7, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) and (ii) AAMI and Aberdeen Asset Management Investment Services Limited (“AAMISL”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”). AAMAL and AAMISL are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board receives a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience, including with respect to the international Funds, the growth and development of the Advisers’ Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the

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Supplemental Information (Unaudited) (continued)

Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of its duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that AAMI and its affiliates had commenced management of the each of the Funds only upon their reorganizations into the Trust (except for the Aberdeen Ultra-Short Duration Bond Fund and the Aberdeen Emerging Markets Debt Local Currency Fund which commenced operations in November 2010 and May 2011, respectively), and noted that performance comparisons over a shorter period of time are less meaningful than longer-term performance. The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds. In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2011:

Aberdeen Global Fixed Income Fund. The Board noted that the Fund underperformed its peer group average for the 1-, 3- and 5- year periods. The Board also noted that the Fund underperformed its benchmark for the 1- and 5- year periods, and outperformed its benchmark for the 3- year period. The Board noted management’s explanations concerning the Fund’s underperformance versus its peer group and benchmark, including the fact that AAMI and its affiliates recently commenced managing the Fund on July 20, 2009, and that performance prior to that date represents the performance of the Fund’s previous adviser. The Board concluded that it will continue to monitor the Fund’s performance and any actions taken by AAMI and its affiliates to continue to improve performance.

Aberdeen Tax-Free Income Fund. The Board noted that the Fund underperformed its peer group average and benchmark for the 1-, 3-, 5- and 10- year periods. The Board noted management’s explanations concerning the Fund’s underperformance versus its peer group and benchmark. The Board also noted that AAMI took over direct portfolio management responsibilities for the Fund effective February 28, 2011. The Board concluded that it will continue to monitor the Fund’s performance and any actions taken by AAMI to continue to improve performance.

Aberdeen Core Fixed Income Fund (formerly Aberdeen Core Income Fund). The Board noted that the Fund underperformed its peer group average for the 1-, 3-, 5- and 10- year periods. The Board also noted that the Fund outperformed the benchmark for the 1- year period and underperformed the benchmark for the 3-, 5- and 10- year periods. The Board noted management explanation’s concerning the Fund’s underperformance versus its peer group and benchmark, including that AAMI only recently commenced managing the Fund on July 12, 2010, and that performance prior to that date represents the performance of the Fund’s previous adviser. The Board also took into account a recent change implemented to the Fund’s investment strategy.

Aberdeen Ultra-Short Duration Bond Fund. The Board noted that the Fund recently commenced operations on November 30, 2010, and therefore has a limited performance history.

Aberdeen Emerging Markets Debt Local Currency Fund. The Board noted that the Fund recently commenced operations on May 2, 2011, and therefore has a limited performance history.

After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory, or where noted above, appropriate action was being taken to address performance, and supported the renewal of the Agreements.

Annual Report 2011

92

Supplemental Information (Unaudited) (continued)

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to such comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI, not the Funds, out of its advisory fee. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen Global Fixed Income Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Trustees took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses. The Trustees also noted that management had implemented breakpoints in the Fund’s advisory and sub-advisory fee schedules the prior year.

Aberdeen Tax-Free Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group. The Trustees took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses.

Aberdeen Core Fixed Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

Aberdeen Ultra-Short Duration Bond Fund. The Board considered that the Fund’s net estimated management fees and net estimated total expenses were below the median.

Aberdeen Emerging Markets Debt Local Currency Fund. The Board considered that the Fund’s net estimated management fees and net estimated total expenses were below the median.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation, that most of the Funds were subject to breakpoints and that all such Funds subject to breakpoints had not reached the specified asset level at which a breakpoint to its investment advisory fee would be triggered. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

2011 Annual Report

93

Supplemental Information (Unaudited) (concluded)

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Advisers, and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of market and economic turmoil on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. They also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*        *        *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

Annual Report 2011

94

Management of the Funds (Unaudited)

As of December 19, 2011

The names of the Trustees and officers of the Funds, their addresses , year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. He previously served as a director of Regent-GM Ltd (pharmaceutical manufacturing).	30	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities. Mr. McCoy has also been Chairman of the Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	27	None.
Neville J. Miles Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	30	None.
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	30	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director of Macquarie AIR-serv Holdings, Inc. (automotive services) since 2006, and Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	30	None.

2011 Annual Report

95

Management of the Funds (Unaudited) (continued)

As of December 19, 2011

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	27	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Retired. Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	27	None.

Trustees who are Interested Persons (as Defined in the 1940 Act) of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC; Director and Chairman (1995–present), Aberdeen Asset Management Inc.; Vice President (March 2008–present), President (2004–2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.; Director (1991–present), Aberdeen Asset Management Asia Limited; and Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	29	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 27 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. , Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc,, The Singapore Fund, Inc, The Asia-Tigers Fund, Inc. and The India Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****Each	Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pa 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

Annual Report 2011

96

Management of the Funds (Unaudited) (continued)

As of December 19, 2011

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Gary Marshall Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Currently, Head of Americas for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, chief executive of Aberdeen Asset Management Life and Pensions Ltd and Chief Executive Officer of Aberdeen Asset Management Inc. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Mr. Cotton joined Aberdeen in 2010 as Head of Compliance in the US, with responsibility for the Adviser, Funds, and Broker-Dealer Compliance Programs (since 2011). Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management and an examiner in NASD’s New York District Office.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc., and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009) Vice President (Since December 2008)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product – U.S. and Vice-President for Aberdeen Asset Management Inc.

2011 Annual Report

97

Management of the Funds (Unaudited) (concluded)

As of December 19, 2011

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Paul Griffiths** Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1967	Vice President (Since September 2010)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management since March 2007.
Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, senior portfolio manager on the Aberdeen fixed income – Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Director, Vice President and Head of Legal – Americas for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003–2006).
Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1959	Vice President (Since June 2011)	Currently, a member of the Executive Management Committee of Aberdeen Asset Management PLC (since 1991). He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991.
Megan Mooney Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Assistant Treasurer (Since June 2011)

Currently, Fund Accounting Manager for Aberdeen Asset

Management Inc. Ms. Mooney joined Aberdeen Asset Management Inc. in 2009. Prior to joining Aberdeen Asset Management Inc., Ms. Mooney was an Investment Accountant Specialist at Nationwide Funds Group.

Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).

*	Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Goodson, Mr. Sullivan, Ms. Kennedy, Ms. Melia, Ms. Nichols, Mr. Cotton, Ms. Sitar, Mr. Young and Mr. Griffiths hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc, The Asia-Tigers Fund, Inc., The India Fund, Inc. and the Aberdeen Funds, each of which may also be deemed to be a part of the same “Fund Complex” as the Funds.

Annual Report 2011

98

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

AOE-0143-1211

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

Aberdeen Funds

Optimal Allocations Series

Annual Report

October 31, 2011

Aberdeen Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Growth

Aberdeen Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Specialty

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Optimal Allocations Fund: Defensive	Page 5
Aberdeen Optimal Allocations Fund: Growth	Page 8
Aberdeen Optimal Allocations Fund: Moderate	Page 11
Aberdeen Optimal Allocations Fund: Moderate Growth	Page 14
Aberdeen Optimal Allocations Fund: Specialty	Page 17

Financial Statements	Page 20

Notes to Financial Statements	Page 40

Report of Independent Registered Public Accounting Firm	Page 48

Other Tax Information	Page 49

Shareholder Expense Examples	Page 50

Supplemental Information	Page 52
Management of the Funds	Page 56

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

October 31, 2011

Dear Valued Shareholder:

Welcome to the Aberdeen Funds Annual Report covering the activities for the 12-month period ended October 31, 2011. I would especially like to welcome new shareholders who have joined us as a result of the reorganization of the Credit Suisse Large Cap Blend Fund and Large Cap Blend Fund II. We look forward to serving your needs, as we do others, by continuing to focus on our equity investment process, which is defined by proprietary, fundamental research and bottom-up stock picking. Despite difficult and uncertain markets, we are continuing to invest resources in the development and promotion of our fund family and maintaining the growth momentum we have established.

Market Overview

Throughout the reporting period, the main focus of stock markets around the world was on the growing sovereign debt problems in the Eurozone. The tragic natural disasters in Japan in early 2011, political unrest in the Middle East and North Africa region, as well as ongoing uncertainty about the global recovery, also contributed to the heightened market volatility during the period. The negative impact of the European fiscal crisis was most dramatic in the equity markets in that region, while increasing concerns about inflation flared up in the emerging markets of Asia and Latin America. However, major North American equity market indices ended the period with gains as investor sentiment turned more positive following the release of generally slowly improving economic data, albeit fragile.

Looking ahead

We feel that the size of the U.S. economy, along with the ability of global central banks to further stimulate activity (however modestly), may prevent global growth from repeating the struggles it encountered in 2008-2009. In our view, however, the challenges that policy-makers face are the most daunting in generations, and investors’ confidence thus far has not been reinforced by the initiatives taken (or lack thereof). Consequently, we believe that the global investment environment remains highly uncertain, incorporating very large, and currently still growing, risks. As a result, we believe that we will most likely experience sustained stock market volatility.

New Funds

Asian Smaller Companies Fund: In June a new mutual fund, the Aberdeen Asia-Pacific Smaller Companies Fund, was launched in response to demand from shareholders wishing to diversify their portfolios with an allocation to this growing, specialized asset class. Aberdeen has been actively researching and investing in Asian smaller companies for more than 10 years for our institutional clients and we are extremely pleased to offer this investment experience to U.S. mutual fund shareholders.

U.S. High Yield Bond Fund1: In the first quarter of next year we intend to expand our mutual fund family by launching a new fund, the Aberdeen U.S. High Yield Bond Fund, the registration statement for which has been filed with the SEC and is subject to SEC review. This fund will seek to maximize total return consisting of interest income and capital appreciation and will invest at least 80% of its net assets in U.S. bonds that are, at the time of investment, below investment grade high yield securities.

As referenced in the semiannual report, the Aberdeen Emerging Markets Debt Local Currency Fund was launched in May 2011 and now has more than $30 million in assets. It seeks to provide long-term total return by investing at least two-thirds of the portfolio assets in fixed income securities denominated in the local currencies of emerging markets. Consequently, it is a very specialized fund which offers access to some interesting investment opportunities, but should only be considered as part of your investment portfolio based on sound financial advice.

Investing in Our Community

Aberdeen Dad Vail Regatta: In May 2011, Aberdeen hosted its second annual Aberdeen Dad Vail Regatta. Thousands of collegiate rowers from across the U.S. and Canada competed in this historic, two-day event. Aberdeen will continue its sponsorship of the Dad Vail Regatta into 2013, the event’s 75th anniversary. Aberdeen also sponsored the Philadelphia Gold Cup Challenge during the weekend of the Aberdeen Dad Vail, featuring the top single scullers from around the world.

Aberdeen Financial Literacy Project: In June 2011, Aberdeen concluded its first Financial Literacy project. Five charter schools from the Philadelphia region took part in a 10-week competition as students managed simulated portfolios, trading real stocks and bonds with mentoring by Aberdeen staff. The winners were invited to the Philadelphia office, where they spoke with portfolio managers and sat in on a company meeting.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

We thank you for your investment with us, and I wish you a healthy and prosperous New Year.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

[1]

A preliminary registration statement relating to shares of the Aberdeen U.S. High Yield Bond Fund has been filed with the Securities and Exchange Commission (SEC) and the information in its preliminary registration statement is not complete and may be changed. We may not sell shares of the Aberdeen U.S. High Yield Bond Fund until the registration statement filed with the SEC is effective. The Aberdeen U.S. High Yield Bond Fund preliminary registration statement is not an offer to sell its securities and is not soliciting an offer to buy its securities in any state where the offer or sale is not permitted.

2011 Annual Report

1

Market Review

In an environment dominated by significant volatility and mixed economic news releases, most major global equity markets outside of North America declined during the 12-month period ended October 31, 2011. However, the broad-market MSCI World Index recorded a modest gain attributable primarily to the positive performance of the U.S. equity market. Investor sentiment globally was hurt by the worsening sovereign debt crisis in the Eurozone, widespread political unrest in the Middle East, natural disasters in Japan, and concerns over the health of the global economy. Additionally, credit rating downgrades of several developed nations, including the U.S., Italy and Japan, heightened global risk aversion. That led equities to underperform bond markets worldwide as investors sought the relative safety of fixed income securities, particularly U.S. Treasuries. The markets rallied towards the end of the period as an apparent breakthrough in European leaders’ discussions and quantitative easing measures by the European Central Bank (ECB) boosted confidence that the debt crisis could be contained.

Despite prolonged political wrangling in the U.S. over efforts to address the widening fiscal deficit and an unprecedented credit rating downgrade of the U.S. government, the North American equity markets bucked the global trend, recording positive returns during the annual period. The sharp rise in major market indices in October 2011 reversed a precipitous decline during the previous two months induced by investor fears of contagion from a potential Eurozone sovereign default. The rally was prompted mainly by increasing optimism regarding Eurozone debt crisis resolution, as well as the release of improving U.S. domestic economic data. However, the U.S. recovery has been sluggish by historical comparison. The unemployment rate has declined by less than 1% during the past 12 months and remained virtually static around 9% through the second half of the reporting period. The Federal Reserve implemented additional quantitative easing measures to support economic expansion.

The sovereign debt problems in the European peripheral markets significantly hindered the performance of stocks in that region for most of the reporting period. Near the end of the period, however, investors reacted positively to the European Union’s proposal to expand the European Financial Stability Facility’s limits for backing bonds issued by financially troubled governments. Shortly after the end of the annual period, the focus shifted to Italy. The departure of Italian Prime Minister Silvio Berlusconi in early November 2011 left investors questioning whether Italy’s new government would be able to implement an effective fiscal austerity plan to deal with the country’s debt crisis. Fears that the Italian government would lose access to financing sources led investors to sell out of Italian sovereign debt.

Emerging markets equities, as measured by the MSCI Emerging Markets Index, fell during the annual period as confidence ebbed and investors sought perceived safe-haven assets. Steady corporate earnings and hopes of further U.S. quantitative easing supported gains early in the period. However, concerns about overheating and inflation, coupled with political unrest in the Middle East, led to investors to rotate into developed stock markets in the first quarter of 2011. Emerging markets subsequently recovered on hopes that economic growth in developing nations would withstand further monetary tightening. But the worsening debt crisis in Europe over the summer interrupted the rally. While emerging markets stocks garnered robust gains in October, buoyed by the apparent breakthrough in Europe, they were not enough to offset the steep losses earlier in the period.

In the global fixed income markets, the European debt crisis escalated and fears of contagion led to indiscriminate risk aversion. Peripheral Eurozone countries came under severe pressure from bond investors concerned over levels of indebtedness, as European Union/International Monetary Fund bailouts failed to calm the markets. In the U.S., concerns over gross domestic product (GDP) growth and protracted debt ceiling negotiations were the main focus, along with Standard and Poor’s downgrade of the U.S. sovereign debt rating and troubled debt ceiling talks. Nevertheless, the yield on the 10-year U.S. Treasury note fell to a record low in late September before rising modestly in response to more upbeat economic data the following month. Most central banks in the emerging markets continued to tighten monetary policy in a bid to address inflationary pressures. Towards the latter part of the period, inflation risks eased, but remained elevated in China and India. Optimism following the European Union summit in late October provided some brief consolation to the markets, and risky assets recovered some of their previous losses.

In our view, improving economic data from the U.S. and China should reduce the risk of a synchronized global recession. A modest upturn in U.S. and Japanese manufacturing is a small consolation for the negative news flow out of Europe. We feel that the sustainability of the euro is largely in the hands of politicians. With the continued difficult outlook for growth in the Eurozone, we feel that the pressure on the euro is unlikely to dissipate quickly. Evidence that global inflationary pressures are receding is a positive, however, as we believe that this should give central banks room to ease monetary policies. We feel that the steep sell-off in global equity markets in August and September 2011 provides us with opportunities to purchase shares of companies at relatively attractive valuations, based on consensus forecasts for corporate earnings growth over the next 12 months.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

Annual Report 2011

2

Aberdeen Optimal Allocations Funds (Unaudited)

The Aberdeen Optimal Allocations Fund: Defensive (Class A shares at NAV net of fees) returned 2.02% for the annual period ended October 31, 2011, versus 5.00% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index, and 6.63% for its defensive composite index, a blend of 40% Standard & Poor’s (S&P) 500 Index and 60% Barclays Capital U.S. Aggregate Index. The broad-market S&P 500 Index returned 8.09%. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 437 funds) was 3.32% for the period.

The Aberdeen Optimal Allocations Fund: Growth (Class A shares at NAV net of fees) returned 0.51% for the annual period ended October 31, 2011, versus 8.09% for its benchmark, the S&P 500 Index, and 5.03% for its growth composite index, a blend of 70% S&P 500 Index, 25% MSCI EAFE Index and 5% Barclays Capital U.S. Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 780 funds) was 4.77% for the period.

The Aberdeen Optimal Allocations Fund: Moderate (Class A shares at NAV net of fees) returned 1.71% for the annual period ended October 31, 2011, versus 8.09% for its benchmark, the S&P 500 Index, and 4.91% for its moderate composite index, a blend of 40% S&P 500 Index, 40% Barclays Capital U.S. Aggregate Bond Index and 20% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 484 funds) was 3.56% for the period.

The Aberdeen Optimal Allocations Fund: Moderate Growth (Class A shares at NAV net of fees) returned 1.67% for the annual period ended October 31, 2011, versus 8.09% for its benchmark, the S&P 500 Index, and 5.36% for its moderate growth composite index, a blend of 60% S&P 500 Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 549 funds) was 3.51% for the period.

The Aberdeen Optimal Allocations Fund: Specialty (Class A shares at NAV net of fees) returned –1.52% for the annual period ended October 31, 2011, versus 8.09% for its benchmark, the S&P 500 Index, and 4.50% for its specialty composite index, a blend of 70% S&P 500 Index and 30% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 780 funds) was 4.77% for the period.

The Optimal Allocations Series seeks to balance risk, as measured by volatility, with expected returns.

Global financial markets across a wide range of asset classes experienced significant turmoil at various points during the reporting period as investors reacted to negative events around the world. Investor sentiment was hurt mainly by the widening sovereign debt crisis in the Eurozone; widespread political unrest in the Middle East; natural disasters in Japan; and concerns over the health of the global economy. In the U.S., the political impasse over the nation’s fiscal deficit and the Federal Reserve’s cautious economic outlook also dented confidence. In turn, the Fed pledged to keep interest rates low until mid-2013 and implemented additional quantitative easing measures. Additionally, credit rating downgrades of developed nations, including the U.S., Italy and Japan, heightened global risk aversion, which led global equities to underperform bond markets worldwide amid a flight to safety. However, markets did rebound sharply toward the end of the period as monetary policy measures and economic data fostered more positive sentiment. An apparent breakthrough in European leaders’ discussions and quantitative easing measures by the European Central Bank boosted confidence that the debt crisis could be contained, while improving U.S. economic growth and China’s monetary policy easing also lifted markets.

The investment environment for the funds was characterized by significant market volatility across asset classes and significant risk aversion at various points during the annual period. These conditions allowed both equity and fixed income exposures to contribute positively to performance at numerous intervals. The funds’ exposure to U.S. real estate was a significant positive contributor, with very strong returns from iShares Cohen & Steers Realty Majors Index Fund. U.S. equities delivered positive absolute performance but underperformed on a relative basis, including the larger-capitalization Aberdeen U.S. Equity Fund. Fixed income assets generally performed well for the period, benefiting from investor interest in higher-quality, yield-oriented assets as a “safe haven.” Our holdings in iShares Barclays 7-10 Year Treasury Bond Fund and iShares Barclays Aggregate index were notable positive contributors during the year.

On an individual asset class basis, our holdings in Aberdeen Global Financial Services Fund and SPDR Dow Jones International Real Estate ETF delivered the weakest performances for the reporting period. Regarding relative performance, our exposure to U.S. large- cap equities via Aberdeen U.S. Equity Fund posted gains for the 12-month period, but underperformed the S&P 500 Index. Similarly, our holding in Aberdeen Small Cap Fund also registered positive returns, but its performance also lagged that of its underlying Russell 2000 Index benchmark.

The funds’ underlying asset allocation models are developed annually and revised at the beginning of each calendar year. Coming into 2011, we maintained global diversification across each of the asset classes held in the portfolio. Among equity asset classes, we continued to hold broadly diversified international and emerging markets exposure along with domestic equities. We reduced our overall level of global sector holdings while increasing our U.S. equity exposures, with a slight bias toward smaller- versus large-cap holdings. Within global sectors, we continued to invest in segments like infrastructure, which brings with it high-quality yield assets that provide both an inflation hedge as well as leverage to broader economic growth.

Our fixed income exposure is globally diversified, with a focus on yield-oriented assets that we feel also provide attractive credit risk dynamics. We took steps to supplement our diversified holdings in domestic, international and emerging markets debt with increased exposure to the U.S. ten-year Treasury bond. This Treasury holding is specifically intended to serve as a key hedge for those instances

2011 Annual Report

3

Aberdeen Optimal Allocations Funds (Unaudited) (concluded)

where investors flee riskier assets in favor of perceived quality in volatile global markets. TIPS exposure remained significant within the portfolios in order to provide an important hedge against inflation. During the latter half of the year we shifted to shorter duration TIPS holdings to help reduce exposure to unanticipated interest rate increases.

More recently we invested in two new asset classes within the portfolios: bank loans and U.S. micro-cap equities. The bank loan portfolio consists of floating rate corporate loans that provide relatively attractive yields and a senior position in the credit structure, along with an important inflation hedge due to their adjustable interest rate feature. We have also taken advantage of the recent downturn in the markets to begin building a position in U.S. micro-cap equities in Aberdeen Optimal Allocations Fund: Specialty. We believe this asset class offers very attractive growth dynamics over the longer-term economic cycle by focusing on fast-growing and innovative small companies while they are still in their earliest stages of operations.

The Funds are fully invested consistent with their 2011 allocation models and are highly diversified across various traditional and non-traditional asset classes. The model portfolios for each fund are developed annually based on an optimization process combined with an overlay of qualitative factors. Each of the five model portfolios is structured around a long-term strategic allocation, but retains the flexibility to tilt specific allocations in the medium term based on relative valuations. This allows us to respond to changing market conditions in an effort to more effectively manage the portfolio’s overall risk/return characteristics.

Portfolio Management:

Aberdeen Alternative Investment Strategies Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Funds are subject to different levels and combinations of risk, based their actual allocation among the various asset classes and underlying funds. The Funds will be exposed to risks associated with investing in underlying mutual funds and exchange-traded funds. The Funds will be affected by stock and bond market risks, among others. They invest a significant proportion of their assets in specialty assets, which may involve riskier types of securities or investments than those offered by other asset classes.

The Fund may hold larger positions in fewer securities than other funds, which may cause a single security’s increase or decrease in value to have a greater impact on the Fund’s value and total return.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2011

4

Aberdeen Optimal Allocations Fund: Defensive (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		Inception[2]
Class A	w/o SC	2.02%		4.12%
	w/SC3	(3.87%	)	2.86%
Class C	w/o SC	1.30%		3.37%
	w/SC4	0.30%		3.37%
Institutional Class[5]	w/o SC	2.29%		4.34%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on December 15, 2006.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

2011 Annual Report

5

Aberdeen Optimal Allocations Fund: Defensive (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Defensive, Barclays Capital U.S. Aggregate Bond Index, S&P 500® Index, the Defensive Composite Index and the Consumer Product Index (CPI) since inception. Unlike the Fund, the returns for the unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Defensive Composite Index and its weightings are 40% S&P 500® Index and 60% Barclays Capital U.S. Aggregate Bond Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Exchange Traded Funds	55.7%
Mutual Funds	43.4%
Repurchase Agreement	1.3%
Liabilities in excess of other assets	(0.4%	)
	100.0%

Top Industries
Fixed Income Funds	58.4%
Equity Funds	33.4%
Real Estate Investment Trust (REIT) Funds	4.3%
Commodity Fund	3.0%
Other	0.9%
100.0%
Top Holdings*
Oppenheimer International Bond Fund, Class Y	15.0%
iShares Barclays Aggregate Bond Fund	12.5%
iShares Barclays 7-10 Year Treasury Bond Fund	8.0%
iShares Barclays 1-3 Year Treasury Bond Fund	7.9%
Aberdeen Equity Long-Short Fund, Institutional Class	6.0%
iShares Russell Midcap Index Fund	5.9%
iShares S&P Global Healthcare Sector Index Fund	5.1%
PIMCO Emerging Markets Currency Fund, Institutional Class	5.0%
iShares Barclays 0-5 Year TIPS Bond Fund	5.0%
Eaton Vance Floating-Rate Fund, Class I	4.9%
Other	24.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2011

6

Statement of Investments

October 31, 2011

Aberdeen Optimal Allocations Fund: Defensive

	Shares or Principal Amount	Value
MUTUAL FUNDS (43.4%)
Commodity Fund (3.0%)
Credit Suisse Commodity Return Strategy Fund, Common Class	28,828	$250,513
Equity Funds (15.5%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	12,668	173,560
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	43,532	493,214
Aberdeen Global Natural Resources Fund, Institutional Class (a)	21,480	353,775
Aberdeen International Equity Institutional Fund, Institutional Class (a)	20,694	263,430
		1,283,979
Fixed Income Funds (24.9%)
Eaton Vance Floating-Rate Fund, Class I	46,019	407,726
Oppenheimer International Bond Fund, Class Y	191,344	1,234,171
PIMCO Emerging Markets Currency Fund, Institutional Class	39,711	411,809
		2,053,706
Total Mutual Funds		3,588,198
EXCHANGE TRADED FUNDS (55.7%)
Equity Funds (17.9%)
iShares Russell Midcap Index Fund	4,900	487,942
iShares S&P 500 Index Fund	2,000	251,600
iShares S&P Global Healthcare Sector Index Fund	7,700	420,574
iShares S&P Global Infrastructure Index Fund	9,300	319,734
		1,479,850
Fixed Income Funds (33.5%)
iShares Barclays 0-5 Year TIPS Bond Fund	4,000	$410,800
iShares Barclays 1-3 Year Treasury Bond Fund	7,750	655,262
iShares Barclays 7-10 Year Treasury Bond Fund	6,400	662,464
iShares Barclays Aggregate Bond Fund	9,370	1,030,981
		2,759,507
Real Estate Investment Trust (REIT) Funds (4.3%)
iShares Cohen & Steers Realty Majors Index Fund	2,630	185,389
SPDR Dow Jones International Real Estate Fund	4,867	170,637
		356,026
Total Exchange Traded Funds		4,595,383
REPURCHASE AGREEMENT (1.3%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $105,000, collateralized by U.S. Treasury Bill, maturing 12/29/11; total market value of $109,998	$105,000	105,000
Total Repurchase Agreement		105,000
Total Investments (Cost $7,899,742) (b)—100.4%		8,288,581

Liabilities in excess of other assets—(0.4)%		(35,188)
Net Assets—100.0%		$8,253,393

*	Non income-producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying notes to financial statements.

2011 Annual Report

7

Aberdeen Optimal Allocations Fund: Growth (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.		Inception[2]
Class A	w/o SC	0.51%		0.75%		4.87%
	w/SC3	(5.23%	)	(0.43%	)	4.02%
Class C	w/o SC	(0.15%	)	0.04%		4.09%
	w/SC4	(1.14%	)	0.04%		4.09%
Class R6	w/o SC	0.08%		0.41%		4.50%
Institutional Class[5,6]	w/o SC	0.60%		0.53%		4.78%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Returns before the first offering of the Institutional Class (July 29, 2011) are based on the previous performance of Class A. The performance of Class A is substantially similar to what Institutional Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class shares would only differ to the extent of the differences in expenses of the two classes.
6	Not subject to any sales charges.

Annual Report 2011

8

Aberdeen Optimal Allocations Fund: Growth (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Growth, S&P 500® Index, the Growth Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Growth Composite Index and its weightings are 70% S&P 500® Index, 25% Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index and 5% Barclays Capital U.S. Aggregate Bond Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Mutual Funds	64.5%
Exchange Traded Funds	34.9%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries
Equity Funds	76.1%
Fixed Income Funds	9.1%
Real Estate Investment Trust (REIT) Funds	8.0%
Commodity Funds	6.2%
Other	0.6%
100.0%

Top Holdings
Aberdeen International Equity Institutional Fund, Institutional Class	12.0%
Aberdeen Small Cap Fund, Institutional Class	9.1%
Aberdeen Emerging Markets Institutional Fund, Institutional Class	9.1%
Aberdeen Equity Long-Short Fund, Institutional Class	8.0%
iShares Russell Midcap Index Fund	8.0%
Aberdeen Global Natural Resources Fund, Institutional Class	7.0%
Credit Suisse Commodity Return Strategy Fund, Common Class	6.2%
iShares S&P Global Healthcare Sector Index Fund	6.0%
iShares S&P Global Infrastructure Index Fund	5.9%
SPDR Dow Jones International Real Estate Fund	5.0%
Other	23.7%
100.0%

2011 Annual Report

9

Statement of Investments

October 31, 2011

Aberdeen Optimal Allocations Fund: Growth

	Shares or Principal Amount	Value
MUTUAL FUNDS (64.5%)
Commodity Fund (6.2%)
Credit Suisse Commodity Return Strategy Fund, Common Class	60,589	$526,515
Equity Funds (49.2%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	56,928	779,907
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	60,338	683,633
Aberdeen Global Natural Resources Fund, Institutional Class (a)	36,431	600,020
Aberdeen International Equity Institutional Fund, Institutional Class (a)	80,928	1,030,213
Aberdeen Small Cap Fund, Institutional Class (a)	53,689	780,098
Aberdeen U.S. Equity Fund, Institutional Class* (a)	36,652	344,530
		4,218,401
Fixed Income Funds (9.1%)
Eaton Vance Floating-Rate Fund, Class I	40,027	354,638
PIMCO Emerging Markets Currency Fund, Institutional Class	41,370	429,015
		783,653
Total Mutual Funds		5,528,569
EXCHANGE TRADED FUNDS (34.9%)
Equity Funds (26.9%)
iShares Russell Midcap Index Fund	6,862	$683,318
iShares S&P 500 Index Fund	2,719	342,050
iShares S&P Global Healthcare Sector Index Fund	9,400	513,428
iShares S&P Global Infrastructure Index Fund	14,800	508,824
iShares S&P Global Technology Sector Index Fund	4,200	255,402
		2,303,022
Real Estate Investment Trust (REIT) Funds (8.0%)
iShares Cohen & Steers Realty Majors Index Fund	3,684	259,685
SPDR Dow Jones International Real Estate Fund	12,277	430,432
		690,117
Total Exchange Traded Funds		2,993,139
Total Investments (Cost $7,599,649) (b)—99.4%		8,521,708

Other assets in excess of liabilities—0.6%		50,005
Net Assets—100.0%		$8,571,713

*	Non income-producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Annual Report 2011

10

Aberdeen Optimal Allocations Fund: Moderate (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.	Inception[2]
Class A	w/o SC	1.71%		3.60%	6.07%
	w/SC3	(4.16%	)	2.38%	5.22%
Class C	w/o SC	1.01%		2.83%	5.23%
	w/SC4	0.01%		2.83%	5.23%
Class R5	w/o SC	1.26%		3.26%	5.68%
Institutional Class[5]	w/o SC	2.00%		3.82%	6.26%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objective and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

2011 Annual Report

11

Aberdeen Optimal Allocations Fund: Moderate (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Moderate, S&P 500® Index, the Moderate Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Moderate Composite Index and its weightings are 40% S&P 500® Index, 40% Barclays Capital U.S. Aggregate Bond Index and 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Mutual Funds	52.4%
Exchange Traded Funds	46.9%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries
Equity Funds	51.6%
Fixed Income Funds	37.8%
Real Estate Investment Trust (REIT) Funds	6.0%
Commodity Funds	3.9%
Other	0.7%
100.0%

Top Holdings
iShares Barclays Aggregate Bond Fund	9.7%
Oppenheimer International Bond Fund, Class Y	9.0%
Aberdeen International Equity Institutional Fund, Institutional Class	7.8%
iShares Russell Midcap Index Fund	6.9%
iShares S&P Global Healthcare Sector Index Fund	6.1%
Aberdeen Equity Long-Short Fund, Institutional Class	6.1%
Aberdeen Small Cap Fund, Institutional Class	5.3%
Aberdeen Global Natural Resources Fund, Institutional Class	5.1%
PIMCO Emerging Markets Currency Fund, Institutional Class	5.1%
Aberdeen Emerging Markets Institutional Fund, Institutional Class	5.0%
Other	33.9%
100.0%

Annual Report 2011

12

Statement of Investments

October 31, 2011

Aberdeen Optimal Allocations Fund: Moderate

	Shares or Principal Amount	Value
MUTUAL FUNDS (52.4%)
Commodity Fund (3.9%)
Credit Suisse Commodity Return Strategy Fund, Common Class	141,061	$1,225,819
Equity Funds (31.4%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	112,516	1,541,466
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	166,156	1,882,545
Aberdeen Global Natural Resources Fund, Institutional Class (a)	97,259	1,601,852
Aberdeen International Equity Institutional Fund, Institutional Class (a)	191,266	2,434,818
Aberdeen Small Cap Fund, Institutional Class (a)	113,192	1,644,686
Aberdeen U.S. Equity Fund, Institutional Class* (a)	68,118	640,306
		9,745,673
Fixed Income Funds (17.1%)
Eaton Vance Floating-Rate Fund, Class I	106,014	939,281
Oppenheimer International Bond Fund, Class Y	432,818	2,791,678
PIMCO Emerging Markets Currency Fund, Institutional Class	151,671	1,572,834
		5,303,793
Total Mutual Funds		16,275,285
EXCHANGE TRADED FUNDS (46.9%)
Equity Funds (20.2%)
iShares Russell Midcap Index Fund	21,411	2,132,107
iShares S&P 500 Index Fund	10,000	1,258,000
iShares S&P Global Healthcare Sector Index Fund	34,700	1,895,314
iShares S&P Global Infrastructure Index Fund	29,000	997,020
		6,282,441
Fixed Income Funds (20.7%)
iShares Barclays 0-5 Year TIPS Bond Fund	12,300	$1,263,210
iShares Barclays 1-3 Year Treasury Bond Fund	7,265	614,256
iShares Barclays 7-10 Year Treasury Bond Fund	14,600	1,511,246
iShares Barclays Aggregate Bond Fund	27,428	3,017,903
		6,406,615
Real Estate Investment Trust (REIT) Funds (6.0%)
iShares Cohen & Steers Realty Majors Index Fund	12,971	914,326
SPDR Dow Jones International Real Estate Fund	26,995	946,444
		1,860,770
Total Exchange Traded Funds		14,549,826
Total Investments (Cost $28,143,077) (b)—99.3%		30,825,111

Other assets in excess of liabilities—0.7%		219,123
Net Assets—100.0%		$31,044,234

*	Non income-producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying notes to financial statements.

2011 Annual Report

13

Aberdeen Optimal Allocations Fund: Moderate Growth (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.	Inception[2]
Class A	w/o SC	1.67%		2.42%	5.70%
	w/SC3	(4.14%	)	1.22%	4.85%
Class C	w/o SC	0.95%		1.69%	4.92%
	w/SC4	(0.05%	)	1.69%	4.92%
Class R5	w/o SC	1.42%		2.10%	5.38%
Institutional Class[5,6]	w/o SC	1.40%		2.42%	5.70%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Performance of Institutional Class for the period beginning on April 23, 2009 through July 28, 2009 is based on the performance of Class A. During this period Institutional Class did not have any shareholders. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

Annual Report 2011

14

Aberdeen Optimal Allocations Fund: Moderate Growth (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Moderate Growth, S&P 500® Index, the Moderate Growth Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Moderate Growth Composite Index and its weightings are 60% S&P 500® Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Mutual Funds	60.4%
Exchange Traded Funds	38.7%
Repurchase Agreement	0.9%
Other assets in excess of liabilities*	–%
100.0%

Top Industries
Equity Funds	62.5%
Fixed Income Funds	25.6%
Real Estate Investment Trust (REIT) Funds	7.0%
Commodity Funds	4.0%
Other	0.9%
100.0%

Top Holdings**
Aberdeen International Equity Institutional Fund, Institutional Class	9.0%
Aberdeen Equity Long-Short Fund, Institutional Class	7.9%
Oppenheimer International Bond Fund, Class Y	7.8%
Aberdeen Global Natural Resources Fund, Institutional Class	7.2%
iShares Russell Midcap Index Fund	6.9%
Aberdeen Small Cap Fund, Institutional Class	6.5%
Aberdeen Emerging Markets Institutional Fund, Institutional Class	6.0%
iShares S&P Global Healthcare Sector Index Fund	5.9%
PIMCO Emerging Markets Currency Fund, Institutional Class	4.9%
Aberdeen U.S. Equity Fund, Institutional Class	4.1%
Other	33.8%
100.0%

*	Amounts listed as “–” are 0% or round to 0%.
**	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2011 Annual Report

15

Statement of Investments

October 31, 2011

Aberdeen Optimal Allocations Fund: Moderate Growth

	Shares or Principal Amount	Value
MUTUAL FUNDS (60.4%)
Commodity Fund (4.0%)
Credit Suisse Commodity Return Strategy Fund, Common Class	117,621	$1,022,122
Equity Funds (40.6%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	112,651	1,543,322
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	180,684	2,047,146
Aberdeen Global Natural Resources Fund, Institutional Class (a)	112,107	1,846,409
Aberdeen International Equity Institutional Fund, Institutional Class (a)	181,735	2,313,487
Aberdeen Small Cap Fund, Institutional Class (a)	114,709	1,666,719
Aberdeen U.S. Equity Fund, Institutional Class* (a)	113,298	1,065,004
		10,482,087
Fixed Income Funds (15.8%)
Eaton Vance Floating-Rate Fund, Class I	89,599	793,851
Oppenheimer International Bond Fund, Class Y	313,192	2,020,090
PIMCO Emerging Markets Currency Fund, Institutional Class	122,381	1,269,085
		4,083,026
Total Mutual Funds		15,587,235
EXCHANGE TRADED FUNDS (38.7%)
Equity Funds (21.9%)
iShares Russell Midcap Index Fund	17,967	1,789,154
iShares S&P 500 Index Fund	8,320	1,046,656
iShares S&P Global Healthcare Sector Index Fund	28,000	1,529,360
iShares S&P Global Infrastructure Index Fund	22,300	766,674
iShares S&P Global Technology Sector Index Fund	8,500	516,885
		5,648,729
Fixed Income Funds (9.8%)
iShares Barclays 0-5 Year TIPS Bond Fund	7,500	$770,250
iShares Barclays 7-10 Year Treasury Bond Fund	7,300	755,623
iShares Barclays Aggregate Bond Fund	9,179	1,009,965
		2,535,838
Real Estate Investment Trust (REIT) Funds (7.0%)
iShares Cohen & Steers Realty Majors Index Fund	10,855	765,169
SPDR Dow Jones International Real Estate Fund	29,420	1,031,465
		1,796,634
Total Exchange Traded Funds		9,981,201
REPURCHASE AGREEMENT (0.9%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $219,000, collateralized by U.S. Treasury Bill, maturing 12/29/11; total market value of $224,996	$219,000	219,000
Total Repurchase Agreement		219,000
Total Investments (Cost $22,918,111) (b)—100.0%		25,787,436

Other assets in excess of liabilities—0.0%		12,691
Net Assets—100.0%		$25,800,127

*	Non income-producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying notes to financial statements.

Annual Report 2011

16

Aberdeen Optimal Allocations Fund: Specialty (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		5 Yr.		Inception[2]
Class A	w/o SC	(1.52%	)	0.39%		5.25%
	w/SC3	(7.18%	)	(0.79%	)	4.40%
Class C	w/o SC	(2.14%	)	(0.34%	)	4.48%
	w/SC4	(3.11%	)	(0.34%	)	4.48%
Class R5	w/o SC	(1.77%	)	0.14%		4.98%
Institutional Class[5]	w/o SC	(1.17%	)	0.65%		5.53%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

2011 Annual Report

17

Aberdeen Optimal Allocations Fund: Specialty (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Specialty, S&P 500® Index, the Specialty Composite Index and the Consumer Product Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Specialty Composite Index and its weightings are 70% S&P 500® Index and 30% Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Mutual Funds	61.7%
Exchange Traded Funds	37.9%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries
Equity Funds	71.2%
Fixed Income Funds	11.1%
Real Estate Investment Trust (REIT) Funds	10.2%
Commodity Funds	7.1%
Other	0.4%
100.0%

Top Holdings
Aberdeen Global Natural Resources Fund, Institutional Class	10.8%
Aberdeen Emerging Markets Institutional Fund, Institutional Class	10.3%
iShares S&P Global Healthcare Sector Index Fund	9.1%
Aberdeen Equity Long-Short Fund, Institutional Class	9.0%
iShares S&P Global Infrastructure Index Fund	8.8%
Credit Suisse Commodity Return Strategy Fund, Common Class	7.1%
SPDR Dow Jones International Real Estate Fund	6.2%
PIMCO Emerging Markets Currency Fund, Institutional Class	6.0%
Aberdeen Asia-Pacific Smaller Companies Fund, Institutional Class	5.1%
Eaton Vance Floating-Rate Fund, Class I	5.1%
Other	22.5%
100.0%

Annual Report 2011

18

Statement of Investments

October 31, 2011

Aberdeen Optimal Allocations Fund: Specialty

	Shares or Principal Amount	Value
MUTUAL FUNDS (61.7%)
Commodity Fund (7.1%)
Credit Suisse Commodity Return Strategy Fund, Common Class	226,471	$1,968,035
Equity Funds (43.5%)
Aberdeen Asia-Pacific Smaller Companies Fund, Institutional Class* (a)	158,036	1,416,000
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	207,898	2,848,196
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	219,352	2,485,258
Aberdeen Global Natural Resources Fund, Institutional Class (a)	181,698	2,992,571
Aberdeen International Equity Institutional Fund, Institutional Class (a)	109,569	1,394,811
Ivy Micro Cap Growth Fund, Class I	53,458	919,482
		12,056,318
Fixed Income Funds (11.1%)
Eaton Vance Floating-Rate Fund, Class I	159,802	1,415,848
PIMCO Emerging Markets Currency Fund, Institutional Class	160,409	1,663,438
		3,079,286
Total Mutual Funds		17,103,639
EXCHANGE TRADED FUNDS (37.9%)
Equity Funds (27.7%)
iShares Russell Midcap Index Fund	13,700	$1,364,246
iShares S&P Global Healthcare Sector Index Fund	46,200	2,523,444
iShares S&P Global Infrastructure Index Fund	71,200	2,447,856
iShares S&P Global Technology Sector Index Fund	22,400	1,362,144
		7,697,690
Real Estate Investment Trust (REIT) Funds (10.2%)
iShares Cohen & Steers Realty Majors Index Fund	15,706	1,107,116
SPDR Dow Jones International Real Estate Fund	48,904	1,714,574
		2,821,690
Total Exchange Traded Funds		10,519,380
Total Investments (Cost $26,456,420) (b)—99.6%		27,623,019

Other assets in excess of liabilities—0.4%		114,649
Net Assets—100.0%		$27,737,668

*	Non income-producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2011 Annual Report

19

Statements of Assets and Liabilities

October 31, 2011

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
Assets:
Investments, at value	$6,899,602	$4,303,307	$21,079,438	$15,086,349	$16,486,183
Investments in affiliates, at value	1,283,979	4,218,401	9,745,673	10,482,087	11,136,836
Repurchase agreements, at value	105,000	–	–	219,000	–

Total investments	8,288,581	8,521,708	30,825,111	25,787,436	27,623,019

Cash	254	8,065	–	64	56,153
Receivable for investments sold	134,150	481,090	1,084,053	1,018,685	2,312,600
Receivable from adviser	20,624	16,605	13,682	15,062	12,573
Receivable for capital shares issued	–	3,686	2,299	30,411	1,268
Dividends receivable	5,959	1,437	14,358	10,026	4,991
Prepaid expenses	129	31,490	33,161	33,007	32,459

Total assets	8,449,697	9,064,081	31,972,664	26,894,691	30,043,063

Liabilities:
Payable for investments purchased	170,788	403,102	766,071	999,998	2,217,640
Payable for capital shares redeemed	103	67,411	30,675	48,044	32,877
Due to custodian	–	–	78,541	–	–
Accrued expenses and other payables:
Investment advisory fees	1,031	1,092	3,924	3,218	3,477
Administration fees	195	207	744	610	659
Administrative services fees	273	678	632	964	180
Transfer agent fees	1,230	3,773	11,583	8,438	19,204
Distribution fees	5,300	4,796	19,318	14,690	15,790
Printing fees	1,160	2,041	5,593	7,534	4,229
Legal fees	234	283	1,029	832	914
Fund accounting fees	201	261	969	720	822
Custodian fees	–	105	149	141	181
Other	15,789	8,619	9,202	9,375	9,422

Total liabilities	196,304	492,368	928,430	1,094,564	2,305,395

Net Assets	$8,253,393	$8,571,713	$31,044,234	$25,800,127	$27,737,668

Cost:
Investments	$6,625,555	$3,918,401	$19,640,230	$13,945,974	$16,082,982
Investments in affiliates	1,169,187	3,681,248	8,502,847	8,753,137	10,373,438
Repurchase agreements	105,000	–	–	219,000	–
Represented by:
Capital	$7,831,091	$11,676,771	$33,457,880	$30,138,954	$49,855,882
Accumulated net investment income	7,936	591	17,961	7,604	–
Accumulated net realized gain/(loss) from investments	25,527	(4,027,708)	(5,113,641)	(7,215,756)	(23,284,813)
Net unrealized appreciation on investments	388,839	922,059	2,682,034	2,869,325	1,166,599

Net Assets	$8,253,393	$8,571,713	$31,044,234	$25,800,127	$27,737,668

Net Assets:
Class A Shares	$1,868,548	$3,748,148	$9,219,879	$10,754,906	$7,623,726
Class C Shares	5,879,706	4,792,232	20,387,887	15,009,353	16,827,872
Class R Shares	–	21,904	409,679	28,245	254,364
Institutional Class Shares	505,139	9,429	1,026,789	7,623	3,031,706

Total	$8,253,393	$8,571,713	$31,044,234	$25,800,127	$27,737,668

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

20

Statements of Assets and Liabilities (concluded)

October 31, 2011

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate		Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	176,293	363,241		809,589		988,968		697,697
Class C Shares	559,696	478,839		1,822,870		1,403,617		1,577,851
Class R Shares	–	2,156		36,218		2,608		23,329
Institutional Class Shares	47,700	916		90,258		704		275,515

Total	783,689	845,152		2,758,935		2,395,897		2,574,392

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.60	$10.32		$11.39		$10.87	(a)	$10.93
Class C Shares (b)	$10.51	$10.01		$11.18	(a)	$10.69	(a)	$10.67
Class R Shares	$–	$10.16		$11.31		$10.83		$10.90	(a)
Institutional Class Shares	$10.59	$10.29	(a)	$11.38		$10.83		$11.00	(a)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.25	$10.95		$12.08		$11.54		$11.60
Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%		5.75%		5.75%

(a)	The NAV shown above differs from the traded NAV on October 31, 2011 due to financial statement rounding.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

21

Statements of Operations

For the Year Ended October 31, 2011

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
INVESTMENT INCOME:
Dividend income	$230,668	$181,614	$860,260	$617,904	$687,578
Dividend income from affiliates	10,112	40,747	87,216	97,476	136,296

	240,780	222,361	947,476	715,380	823,874

EXPENSES:
Investment advisory fees	12,579	15,939	56,816	45,998	50,795
Administration fees	2,380	3,016	10,749	8,704	9,611
Distribution fees Class A	5,022	12,229	27,775	31,865	20,803
Distribution fees Class B(a)	2,940	2,934	6,527	9,060	10,283
Distribution fees Class C	58,894	54,128	240,496	169,734	208,337
Distribution fees Class R	–	128	4,567	170	2,088
Administrative services fees Class A	808	3,122	2,926	4,465	780
Administrative services fees Class R	–	63	1,064	15	165
Registration and filing fees	84,544	68,569	69,852	69,642	68,949
Transfer agent fees	9,497	19,868	53,221	44,165	82,494
Audit fees	16,456	16,621	16,411	16,962	17,072
Printing fees	10,007	9,210	11,405	12,269	9,999
Custodian fees	1,697	1,502	2,634	1,740	3,158
Fund accounting fees	943	1,228	2,607	1,761	2,206
Legal fees	1,063	884	1,825	2,265	1,158
Trustee fees	366	505	1,896	1,530	1,820
Other	2,430	12,358	17,087	15,430	15,054

Total expenses before reimbursed/waived expenses	209,626	222,304	527,858	435,775	504,772
Expenses reimbursed/waived by investment advisor	(120,987)	(123,127)	(149,806)	(143,809)	(177,650)

Net expenses	88,639	99,177	378,052	291,966	327,122

Net Investment Income	152,141	123,184	569,424	423,414	496,752

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying non-affiliated funds	15,305	–	46,540	24,501	–
Realized gain/(loss) from investment transactions from affiliated funds	177,428	26,996	1,173,205	990,391	(565,875)
Realized gain from investment transactions from non-affiliated funds	329,233	164,556	1,249,934	591,381	553,109

Net realized gain/(loss) from investments	521,966	191,552	2,469,679	1,606,273	(12,766)

Net change in unrealized appreciation/depreciation on investment transactions	(538,648)	(168,469)	(2,419,792)	(1,470,331)	(828,267)

Net realized/unrealized gain/(loss) from investments	(16,682)	23,083	49,887	135,942	(841,033)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$135,459	$146,267	$619,311	$559,356	$(344,281)

(a) Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

22

Statements of Changes in Net Assets

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$152,141	$113,178	$123,184	$62,388	$569,424	$491,751
Net realized gain/(loss) from investments	521,966	801,702	191,552	(656,088)	2,469,679	1,024,168
Net change in unrealized appreciation/depreciation on investments	(538,648)	21,775	(168,469)	2,282,942	(2,419,792)	4,059,447

Change in net assets resulting from operations	135,459	936,655	146,267	1,689,242	619,311	5,575,366

Distributions to Shareholders From:
Net investment income:
Class A	(43,441)	(48,275)	(63,791)	(41,617)	(214,405)	(216,088)
Class B(a)	(6,447)	(10,592)	(8,757)	(3,507)	(14,614)	(21,004)
Class C	(91,707)	(73,155)	(51,915)	(20,759)	(304,357)	(260,764)
Class R	–	–	(238)	(197)	(14,431)	(8,558)
Institutional Class	(5,322)	(2,102)	(49)	–	(25,052)	(13,609)

Change in net assets from shareholder distributions	(146,917)	(134,124)	(124,750)	(66,080)	(572,859)	(520,023)

Change in net assets from capital transactions	(856,754)	(3,028,749)	(3,067,624)	(421,685)	(12,301,607)	(8,362,428)

Change in net assets	(868,212)	(2,226,218)	(3,046,107)	1,201,477	(12,255,155)	(3,307,085)

Net Assets:
Beginning of year	9,121,605	11,347,823	11,617,820	10,416,343	43,299,389	46,606,474

End of year	$8,253,393	$9,121,605	$8,571,713	$11,617,820	$31,044,234	$43,299,389

Accumulated net investment income/(loss) at end of year	$7,936	$–	$591	$1,383	$17,961	$11,994

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

23

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$660,137	$439,464	$654,002	$1,645,016	$2,735,094	$2,366,954
Proceeds from conversion of Class B Shares(a)	885,153	–	906,448	–	1,966,804	–
Dividends reinvested	29,962	33,090	51,722	33,757	122,490	83,255
Cost of shares redeemed(b)	(1,524,697)	(4,025,476)	(3,059,423)	(857,381)	(8,344,351)	(7,942,429)

Total Class A	50,555	(3,552,922)	(1,447,251)	821,392	(3,519,963)	(5,492,220)

Class B Shares(a)
Proceeds from shares issued	5,391	316,555	6,656	44,831	11,090	114,083
Dividends reinvested	3,419	6,105	6,363	2,538	9,632	13,433
Cost of shares converted to Class A Shares	(885,153)	–	(906,448)	–	(1,966,804)	–
Cost of shares redeemed(b)	(94,642)	(155,911)	(74,000)	(265,135)	(149,875)	(697,304)

Total Class B	(970,985)	166,749	(967,429)	(217,766)	(2,095,957)	(569,788)

Class C Shares
Proceeds from shares issued	1,313,302	1,784,648	673,143	556,669	2,984,504	4,410,360
Dividends reinvested	52,199	41,052	22,969	9,281	162,270	134,851
Cost of shares redeemed(b)	(1,668,138)	(1,555,553)	(1,357,251)	(1,606,860)	(8,592,800)	(9,001,763)

Total Class C	(302,637)	270,147	(661,139)	(1,040,910)	(5,446,026)	(4,456,552)

Class R Shares
Proceeds from shares issued	–	–	14,236	28,572	145,370	1,376,601
Dividends reinvested	–	–	238	196	5,187	655
Cost of shares redeemed(b)	–	–	(16,328)	(13,169)	(968,094)	(412,883)

Total Class R	–	–	(1,854)	15,599	(817,537)	964,373

Institutional Class Shares
Proceeds from shares issued	482,066	98,357	10,000	–	213,087	1,409,714
Dividends reinvested	1,944	1,485	49	–	8,734	5,205
Cost of shares redeemed(b)	(117,697)	(12,565)	–	–	(643,945)	(223,160)

Total Institutional Class	366,313	87,277	10,049	–	(422,124)	1,191,759

Change in net assets from capital transactions:	$(856,754)	$(3,028,749)	$(3,067,624)	$(421,685)	$(12,301,607)	$(8,362,428)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

24

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

SHARE TRANSACTIONS:
Class A Shares
Issued	62,351	43,501	61,456	171,425	235,577	221,716
Issued in conversion from Class B Shares(a)	83,113	–	83,084	–	168,247	–
Reinvested	2,834	3,287	4,937	3,455	10,697	7,735
Redeemed	(142,317)	(400,557)	(283,867)	(90,056)	(720,537)	(736,604)

Total Class A Shares	5,981	(353,769)	(134,390)	84,824	(306,016)	(507,153)

Class B Shares(a)
Issued	517	32,412	645	4,865	989	10,987
Reinvested	330	609	617	273	858	1,268
Redeemed in conversion to Class A Shares	(83,860)	–	(85,434)	–	(171,357)	–
Redeemed	(9,039)	(15,584)	(7,158)	(28,490)	(13,234)	(66,417)

Total Class B Shares	(92,052)	17,437	(91,330)	(23,352)	(182,744)	(54,162)

Class C Shares
Issued	124,913	178,928	64,327	59,526	261,646	420,681
Reinvested	4,987	4,095	2,228	993	14,434	12,736
Redeemed	(158,794)	(156,248)	(130,776)	(171,013)	(756,783)	(854,569)

Total Class C Shares	(28,894)	26,775	(64,221)	(110,494)	(480,703)	(421,152)

Class R Shares
Issued	–	–	1,358	3,088	12,613	127,351
Reinvested	–	–	23	20	455	62
Redeemed	–	–	(1,538)	(1,350)	(83,072)	(39,332)

Total Class R Shares	–	–	(157)	1,758	(70,004)	88,081

Institutional Class Shares
Issued	45,365	9,775	911	–	18,438	129,497
Reinvested	184	147	5	–	763	483
Redeemed	(10,915)	(1,182)	–	–	(55,738)	(20,865)

Total Institutional Class Shares	34,634	8,740	916	–	(36,537)	109,115

Total change in shares:	(80,331)	(300,817)	(289,182)	(47,264)	(1,076,004)	(785,271)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

25

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$423,414	$235,065	$496,752	$261,705
Net realized gain/(loss) from investments	1,606,273	(1,455,452)	(12,766)	(2,590,371)
Net change in unrealized appreciation/depreciation on investments	(1,470,331)	5,782,029	(828,267)	7,866,669

Change in net assets resulting from operations	559,356	4,561,642	(344,281)	5,538,003

Distributions to Shareholders From:
Net investment income:
Class A	(204,878)	(137,831)	(142,392)	(109,637)
Class B(a)	(21,248)	(16,033)	(35,462)	(18,641)
Class C	(193,823)	(90,584)	(261,654)	(131,310)
Class R	(314)	(100)	(6,069)	(3,655)
Institutional Class	(96)	(30)	(65,327)	(19,606)
Tax return of capital:
Class A	–	–	–	(12,468)
Class B(a)	–	–	–	(2,120)
Class C	–	–	–	(14,932)
Class R	–	–	–	(416)
Institutional Class	–	–	–	(2,229)

Change in net assets from shareholder distributions	(420,359)	(244,578)	(510,904)	(315,014)

Change in net assets from capital transactions	(7,195,798)	(1,621,932)	(9,760,429)	(9,243,166)

Change in net assets	(7,056,801)	2,695,132	(10,615,614)	(4,020,177)

Net Assets:
Beginning of year	32,856,928	30,161,796	38,353,282	42,373,459

End of year	$25,800,127	$32,856,928	$27,737,668	$38,353,282

Accumulated net investment income/(loss) at end of year	$7,604	$3,063	$–	$–

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

26

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,707,326	$4,636,777	$1,396,141	$1,465,887
Proceeds from conversion of Class B Shares(a)	2,832,641	–	3,017,842	–
Dividends reinvested	158,226	107,866	87,278	61,288
Cost of shares redeemed(b)	(6,661,059)	(5,287,320)	(4,493,653)	(6,956,245)

Total Class A	(1,962,866)	(542,677)	7,608	(5,429,070)

Class B Shares(a)
Proceeds from shares issued	7,816	105,621	36,732	77,931
Dividends reinvested	14,001	10,910	13,658	7,279
Cost of shares converted to Class A Shares	(2,832,641)	–	(3,017,842)	–
Cost of shares redeemed(b)	(148,126)	(704,423)	(467,721)	(960,846)

Total Class B	(2,958,950)	(587,892)	(3,435,173)	(875,636)

Class C Shares
Proceeds from shares issued	2,376,148	3,628,789	852,809	942,027
Dividends reinvested	88,983	38,274	95,187	50,998
Cost of shares redeemed(b)	(4,754,465)	(4,164,907)	(7,094,503)	(6,957,567)

Total Class C	(2,289,334)	(497,844)	(6,146,507)	(5,964,542)

Class R Shares
Proceeds from shares issued	38,768	6,812	184,842	151,409
Dividends reinvested	144	1	–	–
Cost of shares redeemed(b)	(29,064)	(357)	(324,405)	(184,247)

Total Class R	9,848	6,456	(139,563)	(32,838)

Institutional Class Shares
Proceeds from shares issued	5,461	–	1,300,693	4,084,482
Dividends reinvested	43	25	3,140	1,953
Cost of shares redeemed(b)	–	–	(1,350,627)	(1,027,515)

Total Institutional Class	5,504	25	(46,794)	3,058,920

Change in net assets from capital transactions:	$(7,195,798)	$(1,621,932)	$(9,760,429)	$(9,243,166)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

27

Statements of Changes in Net Assets (concluded)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

SHARE TRANSACTIONS:
Class A Shares
Issued	152,098	457,892	120,346	140,886
Issued in conversion from Class B Shares(a)	250,455	–	258,820	–
Reinvested	14,406	10,625	7,888	5,740
Redeemed	(593,835)	(513,731)	(389,608)	(650,353)

Total Class A Shares	(176,876)	(45,214)	(2,554)	(503,727)

Class B Shares(a)
Issued	719	10,516	3,278	7,774
Reinvested	1,290	1,093	1,233	701
Redeemed in conversion to Class A Shares	(254,227)	–	(265,360)	–
Redeemed	(13,674)	(71,741)	(41,499)	(94,491)

Total Class B Shares	(265,892)	(60,132)	(302,348)	(86,016)

Class C Shares
Issued	216,237	367,076	75,881	92,274
Reinvested	8,229	3,830	8,617	4,914
Redeemed	(435,108)	(421,357)	(636,102)	(684,037)

Total Class C Shares	(210,642)	(50,451)	(551,604)	(586,849)

Class R Shares
Issued	3,494	655	16,269	14,518
Reinvested	13	–	–	–
Redeemed	(2,552)	(37)	(28,436)	(17,870)

Total Class R Shares	955	618	(12,167)	(3,352)

Institutional Class Shares
Issued	483	–	111,846	372,190
Reinvested	4	2	284	181
Redeemed	–	–	(117,801)	(98,581)

Total Institutional Class Shares	487	2	(5,671)	273,790

Total change in shares:	(651,968)	(155,177)	(874,344)	(906,154)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

28

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Defensive

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011(f)	$10.62	$0.26	$(0.05)	$0.21	$(0.23)	$–	$(0.23)	$10.60
Year Ended October 31, 2010(f)	9.77	0.18	0.86	1.04	(0.19)	–	(0.19)	10.62
Year Ended October 31, 2009(f)	8.66	0.21	1.11	1.32	(0.21)	–	(0.21)	9.77
Year Ended October 31, 2008	10.51	0.35	(1.68)	(1.33)	(0.40)	(0.12)	(0.52)	8.66
Period Ended October 31, 2007(g)	10.00	0.25	0.50	0.75	(0.24)	–	(0.24)	10.51
Class C Shares
Year Ended October 31, 2011(f)	10.54	0.18	(0.04)	0.14	(0.17)	–	(0.17)	10.51
Year Ended October 31, 2010(f)	9.71	0.09	0.87	0.96	(0.13)	–	(0.13)	10.54
Year Ended October 31, 2009(f)	8.61	0.14	1.11	1.25	(0.15)	–	(0.15)	9.71
Year Ended October 31, 2008	10.48	0.28	(1.68)	(1.40)	(0.35)	(0.12)	(0.47)	8.61
Period Ended October 31, 2007(g)	10.00	0.20	0.49	0.69	(0.21)	–	(0.21)	10.48
Institutional Class Shares
Year Ended October 31, 2011(f)	10.61	0.24	–	0.24	(0.26)	–	(0.26)	10.59
Year Ended October 31, 2010(f)	9.77	0.19	0.87	1.06	(0.22)	–	(0.22)	10.61
Year Ended October 31, 2009(f)	8.66	0.24	1.10	1.34	(0.23)	–	(0.23)	9.77
Year Ended October 31, 2008	10.52	0.35	(1.67)	(1.32)	(0.42)	(0.12)	(0.54)	8.66
Period Ended October 31, 2007(g)	10.00	0.29	0.49	0.78	(0.26)	–	(0.26)	10.52

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

30

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Defensive (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

2.02%	$1,869	0.54%	2.44%	1.99%	40.56%
10.72%	1,809	0.53%	1.79%	1.76%	36.34%
15.50%	5,123	0.52%	2.37%	2.19%	61.98%
(13.32%)	4,001	0.55%	3.07%	1.78%	44.82%
7.67%	893	0.51%	3.04%	3.38%	15.52%

1.30%	5,880	1.25%	1.68%	2.69%	40.56%
9.95%	6,203	1.25%	0.95%	2.58%	36.34%
14.66%	5,458	1.25%	1.60%	2.94%	61.98%
(13.98%)	5,121	1.28%	2.25%	2.59%	44.82%
7.03%	498	1.25%	2.36%	4.39%	15.52%

2.29%	505	0.25%	2.31%	1.69%	40.56%
10.95%	139	0.25%	1.89%	0.79%	36.34%
15.76%	42	0.25%	2.74%	2.20%	61.98%
(13.20%)	938	0.40%	3.46%	1.18%	44.82%
7.90%	1,079	0.25%	3.22%	2.85%	15.52%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 15, 2006 (commencement of operations) through October 31, 2007.

2011 Annual Report

31

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Growth

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011(f)	$10.40	$0.17	$(0.12)	$0.05	$(0.13)	$–	$–	$(0.13)	$10.32
Year Ended October 31, 2010(f)	8.97	0.09	1.43	1.52	(0.09)	–	–	(0.09)	10.40
Year Ended October 31, 2009	7.74	0.07	1.22	1.29	(0.06)	–	–	(0.06)	8.97
Year Ended October 31, 2008(f)	14.26	0.08	(4.81)	(4.73)	(0.93)	(0.80)	(0.06)	(1.79)	7.74
Year Ended October 31, 2007(f)	12.51	0.09	2.38	2.47	(0.35)	(0.37)	–	(0.72)	14.26
Class C Shares
Year Ended October 31, 2011(f)	10.12	0.09	(0.10)	(0.01)	(0.10)	–	–	(0.10)	10.01
Year Ended October 31, 2010(f)	8.73	0.03	1.39	1.42	(0.03)	–	–	(0.03)	10.12
Year Ended October 31, 2009	7.55	0.02	1.18	1.20	(0.02)	–	–	(0.02)	8.73
Year Ended October 31, 2008(f)	13.95	–	(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	7.55
Year Ended October 31, 2007(f)	12.31	(0.01)	2.34	2.33	(0.32)	(0.37)	–	(0.69)	13.95
Class R Shares
Year Ended October 31, 2011(f)	10.25	0.12	(0.11)	0.01	(0.10)	–	–	(0.10)	10.16
Year Ended October 31, 2010(f)	8.84	0.07	1.40	1.47	(0.06)	–	–	(0.06)	10.25
Year Ended October 31, 2009	7.67	0.05	1.20	1.25	(0.08)	–	–	(0.08)	8.84
Year Ended October 31, 2008(f)	14.11	0.08	(4.78)	(4.70)	(0.88)	(0.80)	(0.06)	(1.74)	7.67
Year Ended October 31, 2007(f)	12.44	0.06	2.33	2.39	(0.35)	(0.37)	–	(0.72)	14.11
Institutional Class Shares
Period Ended October 31, 2011(f)(g)	10.98	0.02	(0.66)	(0.64)	(0.05)	–	–	(0.05)	10.29
Period from November 1, 2008 through April 22, 2009(f)	7.76	0.04	(0.64)	(0.60)	(0.03)	–	–	(0.03)	7.13
Year Ended October 31, 2008(f)	14.31	0.11	(4.84)	(4.73)	(0.96)	(0.80)	(0.06)	1.82	7.76
Year Ended October 31, 2007(f)	12.55	0.11	2.39	2.50	(0.37)	(0.37)	–	(0.74)	14.31
Year Ended October 31, 2006	11.35	0.04	1.93	1.97	(0.61)	(0.16)	–	(0.77)	12.55

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

32

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Growth (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

0.51%	$3,748	0.56%	1.58%	1.72%	19.17%
17.05%	5,175	0.55%	0.96%	1.49%	54.10%
16.90%	3,702	0.55%	0.97%	2.65%	25.59%
(37.43%)	3,550	0.50%	0.66%	1.21%	67.06%
20.67%	6,159	0.50%	0.66%	1.05%	48.43%

(0.15%)	4,792	1.25%	0.84%	2.41%	19.17%
16.33%	5,494	1.25%	0.31%	2.19%	54.10%
16.02%	5,707	1.25%	0.29%	3.36%	25.59%
(37.89%)	6,163	1.25%	(0.09%)	1.95%	67.06%
19.74%	11,332	1.24%	(0.08%)	1.78%	48.43%

0.08%	22	1.00%	1.10%	2.16%	19.17%
16.73%	24	0.93%	0.69%	1.86%	54.10%
16.50%	5	0.75%	0.69%	3.00%	25.59%
(37.58%)	1	0.70%	0.64%	1.19%	67.06%
20.13%	287	0.78%	0.46%	1.34%	48.43%

(5.16%)	9	0.25%	0.66%	1.37%	19.17%

(7.78%)	1	0.26%	1.14%	2.51%	19.26%
(37.35%)	1	0.22%	0.94%	0.92%	67.06%
20.84%	1	0.25%	0.82%	0.95%	48.43%
18.11%	1	0.25%	0.33%	1.34%	47.77%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 1, 2011 through October 31, 2011. The class had no assets for the period April 23, 2009 through July 31, 2011.

2011 Annual Report

33

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011(f)	$11.42	$0.23	$(0.03)	$0.20	$(0.23)	$–	$–	$(0.23)	$11.39
Year Ended October 31, 2010(f)	10.20	0.18	1.21	1.39	(0.17)	–	–	(0.17)	11.42
Year Ended October 31, 2009	8.79	0.17	1.41	1.58	(0.17)	–	–	(0.17)	10.20
Year Ended October 31, 2008	13.03	0.43	(3.27)	(2.84)	(0.65)	(0.74)	(0.01)	(1.40)	8.79
Year Ended October 31, 2007(f)	11.85	0.25	1.49	1.74	(0.38)	(0.18)	–	(0.56)	13.03
Class C Shares
Year Ended October 31, 2011(f)	11.22	0.15	(0.05)	0.10	(0.14)	–	–	(0.14)	11.18
Year Ended October 31, 2010(f)	10.03	0.09	1.20	1.29	(0.10)	–	–	(0.10)	11.22
Year Ended October 31, 2009	8.65	0.10	1.38	1.48	(0.10)	–	–	(0.10)	10.03
Year Ended October 31, 2008	12.85	0.31	(3.19)	(2.88)	(0.57)	(0.74)	(0.01)	(1.32)	8.65
Year Ended October 31, 2007(f)	11.72	0.16	1.46	1.62	(0.31)	(0.18)	–	(0.49)	12.85
Class R Shares
Year Ended October 31, 2011(f)	11.34	0.20	(0.06)	0.14	(0.17)	–	–	(0.17)	11.31
Year Ended October 31, 2010(f)	10.13	0.10	1.26	1.36	(0.15)	–	–	(0.15)	11.34
Year Ended October 31, 2009	8.75	0.12	1.42	1.54	(0.16)	–	–	(0.16)	10.13
Year Ended October 31, 2008	12.97	0.11	(2.97)	(2.86)	(0.61)	(0.74)	(0.01)	(1.36)	8.75
Year Ended October 31, 2007(f)	11.80	0.21	1.46	1.67	(0.32)	(0.18)	–	(0.50)	12.97
Institutional Class Shares
Year Ended October 31, 2011(f)	11.41	0.26	(0.03)	0.23	(0.26)	–	–	(0.26)	11.38
Year Ended October 31, 2010(f)	10.19	0.17	1.25	1.42	(0.20)	–	–	(0.20)	11.41
Year Ended October 31, 2009	8.79	0.18	1.41	1.59	(0.19)	–	–	(0.19)	10.19
Year Ended October 31, 2008	13.03	0.66	(3.47)	(2.81)	(0.68)	(0.74)	(0.01)	(1.43)	8.79
Year Ended October 31, 2007(f)	11.86	0.26	1.49	1.75	(0.40)	(0.18)	–	(0.58)	13.03

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

34

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

$1.71%	$9,220	0.53%	1.99%	0.92%	26.55%
13.74%	12,744	0.51%	1.66%	0.88%	41.21%
18.18%	16,547	0.50%	1.87%	1.11%	32.11%
(24.18%)	14,082	0.48%	2.33%	0.81%	53.11%
15.11%	11,248	0.49%	2.02%	0.75%	70.87%

1.01%	20,388	1.25%	1.27%	1.65%	26.55%
12.94%	25,853	1.25%	0.86%	1.61%	41.21%
17.23%	27,321	1.25%	1.12%	1.87%	32.11%
(24.76%)	29,025	1.22%	1.58%	1.55%	53.11%
14.24%	29,557	1.23%	1.30%	1.49%	70.87%

1.26%	410	0.87%	1.77%	1.27%	26.55%
13.51%	1,205	0.78%	0.97%	1.15%	41.21%
17.87%	184	0.70%	1.26%	1.15%	32.11%
(24.37%)	62	0.70%	2.57%	1.01%	53.11%
14.58%	122	0.78%	1.75%	1.05%	70.87%

2.00%	1,027	0.25%	2.25%	0.64%	26.55%
14.03%	1,447	0.25%	1.58%	0.54%	41.21%
18.36%	180	0.25%	1.98%	0.79%	32.11%
(23.97%)	18	0.22%	1.65%	0.79%	53.11%
15.24%	1	0.25%	2.15%	0.63%	70.87%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2011 Annual Report

35

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate Growth

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011(f)	$10.88	$0.20	$(0.03)	$0.17	$(0.18)	$–	$–	$(0.18)	$10.87
Year Ended October 31, 2010(f)	9.50	0.12	1.37	1.49	(0.11)	–	–	(0.11)	10.88
Year Ended October 31, 2009(f)	8.15	0.11	1.35	1.46	(0.11)	–	–	(0.11)	9.50
Year Ended October 31, 2008	13.84	0.24	(4.12)	(3.88)	(0.81)	(0.95)	(0.05)	(1.81)	8.15
Year Ended October 31, 2007(f)	12.21	0.16	2.07	2.23	(0.37)	(0.23)	–	(0.60)	13.84
Class C Shares
Year Ended October 31, 2011(f)	10.72	0.12	(0.03)	0.09	(0.12)	–	–	(0.12)	10.69
Year Ended October 31, 2010(f)	9.37	0.05	1.35	1.40	(0.05)	–	–	(0.05)	10.72
Year Ended October 31, 2009(f)	8.04	0.05	1.33	1.38	(0.05)	–	–	(0.05)	9.37
Year Ended October 31, 2008	13.68	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	8.04
Year Ended October 31, 2007(f)	12.10	0.07	2.04	2.11	(0.30)	(0.23)	–	(0.53)	13.68
Class R Shares
Year Ended October 31, 2011(f)	10.83	0.14	0.01	0.15	(0.15)	–	–	(0.15)	10.83
Year Ended October 31, 2010(f)	9.45	0.09	1.38	1.47	(0.09)	–	–	(0.09)	10.83
Year Ended October 31, 2009(f)	8.10	0.12	1.32	1.44	(0.09)	–	–	(0.09)	9.45
Year Ended October 31, 2008	13.79	0.73	(4.65)	(3.92)	(0.77)	(0.95)	(0.05)	(1.77)	8.10
Year Ended October 31, 2007(f)	12.18	0.33	1.82	2.15	(0.31)	(0.23)	–	(0.54)	13.79
Institutional Class Shares
Year Ended October 31, 2011(f)	10.92	0.20	(0.08)	0.12	(0.21)	–	–	(0.21)	10.83
Year Ended October 31, 2010(f)	9.50	0.15	1.41	1.56	(0.14)	–	–	(0.14)	10.92
Period from July 29, 2009 through October 31, 2009(f)(g)	8.94	0.02	0.57	0.59	(0.03)	–	–	(0.03)	9.50
Period from November 1, 2008 through April 22, 2009(f)(g)	8.17	0.05	(0.48)	(0.43)	(0.04)	–	–	(0.04)	7.70
Year Ended October 31, 2008	13.88	0.30	(4.17)	(3.87)	(0.84)	(0.95)	(0.05)	(1.84)	8.17
Year Ended October 31, 2007(f)	12.24	0.19	2.07	2.26	(0.39)	(0.23)	–	(0.62)	13.88

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

36

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate Growth (concluded)

	Ratios/Supplemental Data

Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

$1.67%	$10,755	0.54%	1.83%	1.00%	20.14%
15.81%	12,684	0.53%	1.15%	0.99%	56.29%
18.07%	11,500	0.52%	1.32%	1.42%	27.48%
(31.82%)	10,154	0.48%	1.46%	0.89%	44.74%
18.88%	15,799	0.49%	1.27%	0.76%	63.01%

0.95%	15,009	1.25%	1.12%	1.72%	20.14%
15.03%	17,300	1.25%	0.48%	1.71%	56.29%
17.25%	15,594	1.25%	0.61%	2.16%	27.48%
(32.32%)	16,045	1.22%	0.70%	1.64%	44.74%
18.00%	22,259	1.23%	0.56%	1.50%	63.01%

1.42%	28	0.79%	1.23%	1.26%	20.14%
15.68%	18	0.75%	0.89%	1.22%	56.29%
17.92%	10	0.70%	1.56%	1.60%	27.48%
(32.16%)	48	0.76%	0.76%	1.49%	44.74%
18.22%	2	0.97%	2.57%	1.32%	63.01%

1.40%	8	0.25%	1.83%	0.72%	20.14%
16.18%	2	0.25%	1.46%	0.70%	56.29%
6.55%	2	0.25%	0.97%	1.10%	27.48%
(5.19%)	–	0.25%	1.54%	1.19%	27.48%
(31.69%)	1	0.21%	1.75%	0.55%	44.74%
19.15%	1	0.25%	1.47%	0.67%	63.01%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no shareholders in the class for the period from April 23, 2009 through July 28, 2009. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

2011 Annual Report

37

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Specialty

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2011(f)	$11.31	$0.21	$(0.38)	$(0.17)	$(0.21)	$–	$–	$(0.21)	$10.93
Year Ended October 31, 2010(f)	9.89	0.13	1.42	1.55	(0.12)	–	(0.01)	(0.13)	11.31
Year Ended October 31, 2009	8.46	0.09	1.41	1.50	(0.07)	–	–	(0.07)	9.89
Year Ended October 31, 2008	15.37	(0.09)	(5.10)	(5.19)	(0.83)	(0.79)	(0.10)	(1.72)	8.46
Year Ended October 31, 2007(f)	13.21	0.10	2.66	2.76	(0.46)	(0.14)	–	(0.60)	15.37
Class C Shares
Year Ended October 31, 2011(f)	11.03	0.14	(0.37)	(0.23)	(0.13)	–	–	(0.13)	10.67
Year Ended October 31, 2010(f)	9.66	0.04	1.39	1.43	(0.05)	–	(0.01)	(0.06)	11.03
Year Ended October 31, 2009	8.28	0.02	1.38	1.40	(0.02)	–	–	(0.02)	9.66
Year Ended October 31, 2008	15.10	(0.04)	(5.13)	(5.17)	(0.76)	(0.79)	(0.10)	(1.65)	8.28
Year Ended October 31, 2007(f)	13.05	–	2.61	2.61	(0.42)	(0.14)	–	(0.56)	15.10
Class R Shares
Year Ended October 31, 2011(f)	11.26	0.21	(0.42)	(0.21)	(0.15)	–	–	(0.15)	10.90
Year Ended October 31, 2010(f)	9.85	0.09	1.42	1.51	(0.09)	–	(0.01)	(0.10)	11.26
Year Ended October 31, 2009	8.43	0.06	1.42	1.48	(0.06)	–	–	(0.06)	9.85
Year Ended October 31, 2008	15.32	0.25	(5.44)	(5.19)	(0.81)	(0.79)	(0.10)	(1.70)	8.43
Year Ended October 31, 2007(f)	13.19	0.08	2.62	2.70	(0.43)	(0.14)	–	(0.57)	15.32
Institutional Class Shares
Year Ended October 31, 2011(f)	11.38	0.25	(0.39)	(0.14)	(0.24)	–	–	(0.24)	11.00
Year Ended October 31, 2010(f)	9.96	0.12	1.45	1.57	(0.14)	–	(0.01)	(0.15)	11.38
Year Ended October 31, 2009	8.51	0.10	1.44	1.54	(0.09)	–	–	(0.09)	9.96
Year Ended October 31, 2008	15.45	0.74	(5.92)	(5.18)	(0.87)	(0.79)	(0.10)	(1.76)	8.51
Year Ended October 31, 2007(f)	13.27	0.13	2.66	2.79	(0.47)	(0.14)	–	(0.61)	15.45

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2011

38

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Specialty (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

$(1.52%)	$7,624	0.51%	1.85%	1.03%	26.76%
15.73%	7,919	0.51%	1.21%	1.02%	60.00%
17.87%	11,911	0.48%	1.04%	1.39%	7.39%
(37.55%)	18,574	0.46%	0.71%	0.75%	46.75%
21.56%	42,188	0.49%	0.73%	0.62%	24.54%

(2.14%)	16,828	1.25%	1.27%	1.77%	26.76%
14.84%	23,495	1.25%	0.42%	1.76%	60.00%
16.94%	26,250	1.25%	0.24%	2.16%	7.39%
(38.00%)	34,491	1.21%	(0.06%)	1.51%	46.75%
20.65%	67,323	1.23%	0.01%	1.37%	24.54%

(1.77%)	254	0.79%	1.80%	1.32%	26.76%
15.43%	400	0.75%	0.91%	1.26%	60.00%
17.65%	383	0.71%	0.73%	1.60%	7.39%
(37.69%)	382	0.71%	0.41%	1.03%	46.75%
21.14%	479	0.75%	0.57%	0.92%	24.54%

(1.17%)	3,032	0.25%	2.15%	0.77%	26.76%
15.90%	3,200	0.25%	1.13%	0.76%	60.00%
18.24%	74	0.25%	1.08%	1.07%	7.39%
(37.37%)	3	0.22%	0.32%	0.80%	46.75%
21.77%	1	0.25%	0.95%	0.54%	24.54%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2011 Annual Report

39

Notes to Financial Statements

October 31, 2011

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2011, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2011, the Trust operated twenty-six (26) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Optimal Allocations Fund: Defensive (“Optimal Allocations Defensive Fund”)
–	Aberdeen Optimal Allocations Fund: Growth (“Optimal Allocations Growth Fund”)
–	Aberdeen Optimal Allocations Fund: Moderate (“Optimal Allocations Moderate Fund”)
–	Aberdeen Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Moderate Growth Fund”)
–	Aberdeen Optimal Allocations Fund: Specialty (“Optimal Allocations Specialty Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

(a)	Security Valuation

Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds or at the last sales price reflected at the close of the exchange on which the Underlying Funds are traded. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds value securities and assets at fair value. For the year ended October 31, 2011, other than described above, there have been no significant changes to the valuation procedures approved by the Board.

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3- significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Annual Report 2011

40

Notes to Financial Statements (continued)

October 31, 2011

Generally, equity securities valued at the last quoted sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade are categorized as Level 1 securities. Investment companies are generally categorized as Level 1 securities. The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2011:

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	Total ($)
Optimal Allocations Defensive Fund
Investments in Securities
Mutual Funds	3,588,198	–	3,588,198
Exchange Traded Funds	4,595,383	–	4,595,383
Repurchase Agreement	–	105,000	105,000

	8,183,581	105,000	8,288,581

Optimal Allocations Growth Fund
Investments in Securities
Mutual Funds	5,528,569	–	5,528,569
Exchange Traded Funds	2,993,139	–	2,993,139

	8,521,708	–	8,521,708

Optimal Allocations Moderate Fund
Investments in Securities
Mutual Funds	16,275,285	–	16,275,285
Exchange Traded Funds	14,549,826	–	14,549,826

	30,825,111	–	30,825,111

Optimal Allocations Moderate Growth Fund
Investments in Securities
Mutual Funds	15,587,235	–	15,587,235
Exchange Traded Funds	9,981,201	–	9,981,201
Repurchase Agreement	–	219,000	219,000

	25,568,436	219,000	25,787,436

Optimal Allocations Specialty Fund
Investments in Securities
Mutual Funds	17,103,639	–	17,103,639
Exchange Traded Funds	10,519,380	–	10,519,380

	27,623,019	–	27,623,019

*	For the year ended October 31, 2011, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

There were no Level 3 securities held in the Funds during the year ended October 31, 2011. For detailed descriptions, see the accompanying Statements of Investments.

For the year ended October 31, 2011, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

2011 Annual Report

41

Notes to Financial Statements (continued)

October 31, 2011

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but whose resale in the U.S. is permitted only in limited circumstances.

(d)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(e)	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., return of capital distributions and underlying fund distribution adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(f)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(g)	Earnings Credits

Each Fund’s custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee paid monthly of 0.15% based on the Fund’s average daily net assets.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses

Annual Report 2011

42

Notes to Financial Statements (continued)

October 31, 2011

(excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses, 12b-1 fees, administrative services fees and extraordinary expenses), that accrue daily, from exceeding 0.25%, effective through February 27, 2013.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis.

For fees waived after March 1, 2011 no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2011, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2009 (Expires 10/31/12)	Amount Fiscal Year 2010 (Expires 10/31/13)	Amount Year Ended October 31, 2011 (Expires 4/30/14)	Total
Optimal Allocations Defensive Fund	$190,209	$119,905	$120,987	$431,101
Optimal Allocations Growth Fund	196,844	103,533	123,127	423,504
Optimal Allocations Moderate Fund	269,409	159,771	149,806	578,986
Optimal Allocations Moderate Growth Fund	250,002	145,438	143,809	539,249
Optimal Allocations Specialty Fund	400,346	205,186	177,650	783,182

(b)	Fund Administration

Under the terms of the Fund Administration agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to an annual minimum fee.

(c)	Sub-Administrator and Fund Accountant

Aberdeen has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) whereby State Street assists Aberdeen in providing certain of the administration services for the Funds, including certain fund accounting services. For its services, State Street receives an asset-based fee plus certain out-of-pocket expenses.

(d)	Transfer Agent

Prior to June 6, 2011, Citi Fund Services Ohio, Inc. (“Citi”) provided transfer agent and dividend reimbursement agent services, pursuant to a Services Agreement. Effective June 6, 2011 Boston Financial Data Services, Inc. (“BFDS”) replaced Citi as Transfer Agent to the Funds.

2011 Annual Report

43

Notes to Financial Statements (continued)

October 31, 2011

(e)	Distributor

The Trust and Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares(a)(b)	Class C Shares(b)	Class R Shares
Optimal Allocations Defensive Fund	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Growth Fund	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Moderate Fund	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Moderate Growth Fund	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Specialty Fund	0.25%	1.00%	1.00%	0.50%

(a)	Effective February 25, 2011, all Class B shares were converted to Class A shares.
(b)	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares. Prior to February 25, 2011 when all Class B shares were converted to Class A shares, the Distributor also received the proceeds of CDSCs of up to 5% on certain redemptions of Class B shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 5.75%, 1.00% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase), and, prior to February 25, 2011, 4.00% on Class B shares of the series of the Trust (on the maximum deferred sales charge of 5%). For the year ended October 31, 2011, AFD retained commissions of $484,653 from front-end sales charges of Class A shares and from CDSC fees from Class B, Class C (and certain Class A) shares of the Trust.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds. The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2011 were as follows:

Fund	Amount
Optimal Allocations Defensive Fund	$808
Optimal Allocations Growth Fund	3,185
Optimal Allocations Moderate Fund	3,990
Optimal Allocations Moderate Growth Fund	4,480
Optimal Allocations Specialty Fund	945

4. Investment Transactions

Purchases and sales of Underlying Funds for the year ended October 31, 2011, were as follows:

Fund	Purchases	Sales
Optimal Allocations Fund: Defensive Fund	$3,378,545	$4,194,136
Optimal Allocations Fund: Growth Fund	2,016,057	5,115,828
Optimal Allocations Fund: Moderate Fund	10,014,894	22,497,633
Optimal Allocations Fund: Moderate Growth Fund	6,139,835	13,461,869
Optimal Allocations Fund: Specialty Fund	9,042,874	19,088,294

Annual Report 2011

44

Notes to Financial Statements (continued)

October 31, 2011

5. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

6. Tax Information

As of October 31, 2011, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Optimal Allocations Fund: Defensive Fund	$8,044,079	$255,154	$(10,652)	$244,502
Optimal Allocations Fund: Growth Fund	8,024,020	502,550	(4,862)	497,688
Optimal Allocations Fund: Moderate Fund	28,958,954	1,893,903	(27,746)	1,866,157
Optimal Allocations Fund: Moderate Growth Fund	23,357,296	2,440,816	(10,676)	2,430,140
Optimal Allocations Fund: Specialty Fund	27,075,279	1,047,343	(499,603)	547,740

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Optimal Allocations Defensive Fund	$146,917	$–	$146,917	$–	$–	$146,917
Optimal Allocations Growth Fund	124,750	–	124,750	–	–	124,750
Optimal Allocations Moderate Fund	572,859	–	572,859	–	–	572,859
Optimal Allocations Moderate Growth Fund	420,359	–	420,359	–	–	420,359
Optimal Allocations Specialty Fund	510,904	–	510,904	–	–	510,904

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Optimal Allocations Defensive Fund	$134,124	$–	$134,124	$–	$–	$134,124
Optimal Allocations Growth Fund	66,080	–	66,080	–	–	66,080
Optimal Allocations Moderate Fund	520,023	–	520,023	–	–	520,023
Optimal Allocations Moderate Growth Fund	244,578	–	244,578	–	–	244,578
Optimal Allocations Specialty Fund	282,849	–	282,849	–	32,165	315,014

2011 Annual Report

45

Notes to Financial Statements (continued)

October 31, 2011

As of October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation/ Depreciation**	Total Accumulated Earnings (Deficit)
Optimal Allocations Defensive Fund	$7,936	$169,864	$177,800	$–	$–	$244,502	$422,302
Optimal Allocations Growth Fund	–	–	–	–	(3,602,745)	497,688	(3,105,057)
Optimal Allocations Moderate Fund	15,891	–	15,891	–	(4,295,696)	1,866,157	(2,413,648)
Optimal Allocations Moderate Growth Fund	7,592	–	7,592	–	(6,776,559)	2,430,140	(4,338,827)
Optimal Allocations Specialty Fund	–	–	–	–	(22,665,954)	547,740	(22,118,214)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; return of capital from underlying funds.
**	As of October 31, 2011, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Optimal Allocations Growth Fund	$2,402,174	2017
Optimal Allocations Growth Fund	1,056,462	2018
Optimal Allocations Growth Fund	144,109	2019
Optimal Allocations Moderate Fund	3,932,325	2017
Optimal Allocations Moderate Fund	363,371	2018
Optimal Allocations Moderate Growth Fund	4,897,950	2017
Optimal Allocations Moderate Growth Fund	1,878,609	2018
Optimal Allocations Specialty Fund	1,221,236	2016
Optimal Allocations Specialty Fund	13,407,297	2017
Optimal Allocations Specialty Fund	6,953,184	2018
Optimal Allocations Specialty Fund	1,084,237	2019

Amounts listed as “–” are $0 or round to $0.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency transactions and tax deferrals on wash sales. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Optimal Allocations Defensive Fund	$(211)	$2,712	$(2,501)
Optimal Allocations Growth Fund	(1,566)	774	792
Optimal Allocations Moderate Fund	(44)	9,402	(9,358)
Optimal Allocations Moderate Growth Fund	–	1,486	(1,486)
Optimal Allocations Specialty Fund	(14,152)	14,152	–

Annual Report 2011

46

Notes to Financial Statements (concluded)

October 31, 2011

7. Significant Shareholders

As of October 31, 2011, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Optimal Allocations Fund: Defensive Fund	26.3	1
Optimal Allocations Fund: Growth Fund	45.8	3
Optimal Allocations Fund: Moderate Fund	32.8	2
Optimal Allocations Fund: Moderate Growth Fund	35.8	2
Optimal Allocations Fund: Specialty Fund	56.5	3

8. Recent Accounting Pronouncements

Fair Valuation

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

9. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to be made to the Financial Statements as of October 31, 2011.

2011 Annual Report

47

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Optimal Allocations Fund: Defensive, Aberdeen Optimal Allocations Fund: Growth, Aberdeen Optimal Allocations Fund: Moderate, Aberdeen Optimal Allocations Fund: Moderate Growth and Aberdeen Optimal Allocations Fund: Specialty, five of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2011, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the two-year period ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 30, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, brokers and transfer agent of the underlying funds or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2011

Annual Report 2011

48

Other Tax Information (Unaudited)

For the period ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

For the year ended October 31, 2011, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Optimal Allocations Defensive Fund	31.33%
Optimal Allocations Growth Fund	100.00%
Optimal Allocations Moderate Fund	28.95%
Optimal Allocations Moderate Growth Fund	87.03%
Optimal Allocations Specialty Fund	100.00%

For the taxable year ended October 31, 2011, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction
Optimal Allocations Defensive Fund	14.56%
Optimal Allocations Growth Fund	38.93%
Optimal Allocations Moderate Fund	12.06%
Optimal Allocations Moderate Growth Fund	29.47%
Optimal Allocations Specialty Fund	29.75%

2011 Annual Report

49

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011 and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Annual Report 2011

50

Shareholder Expense Examples (Concluded) (Unaudited)

		Beginning Account Value, May 1, 2011	Actual Ending Account Value, October 31, 2011	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+[1]	Annualized Expense Ratio**
Aberdeen Optimal Allocations Fund: Defensive	Class A	$1,000.00	$969.60	$1,022.58	$2.58	$2.65	0.52%
	Class C	$1,000.00	$966.00	$1,018.90	$6.19	$6.36	1.25%
	Institutional Class	$1,000.00	$970.20	$1,023.95	$1.24	$1.28	0.25%
Aberdeen Optimal Allocations Fund: Growth	Class A	$1,000.00	$898.90	$1,022.33	$2.73	$2.91	0.57%
	Class C	$1,000.00	$896.20	$1,018.90	$5.97	$6.36	1.25%
	Class R	$1,000.00	$897.50	$1,020.16	$4.78	$5.09	1.00%
	Institutional Class	$1,000.00	$899.70	$1,023.95	$1.20	$1.28	0.25%
Aberdeen Optimal Allocations Fund: Moderate	Class A	$1,000.00	$940.40	$1,022.53	$2.59	$2.70	0.53%
	Class C	$1,000.00	$936.60	$1,018.90	$6.10	$6.36	1.25%
	Class R	$1,000.00	$937.40	$1,020.82	$4.25	$4.43	0.87%
	Institutional Class	$1,000.00	$941.00	$1,023.95	$1.22	$1.28	0.25%
Aberdeen Optimal Allocations Fund: Moderate Growth	Class A	$1,000.00	$922.40	$1,022.48	$2.62	$2.75	0.54%
	Class C	$1,000.00	$919.40	$1,018.90	$6.05	$6.36	1.25%
	Class R	$1,000.00	$921.00	$1,020.97	$4.07	$4.28	0.84%
	Institutional Class	$1,000.00	$923.60	$1,023.89	$1.26	$1.33	0.26%
Aberdeen Optimal Allocations Fund: Specialty	Class A	$1,000.00	$896.20	$1,022.63	$2.44	$2.60	0.51%
	Class C	$1,000.00	$892.50	$1,018.90	$5.96	$6.36	1.25%
	Class R	$1,000.00	$894.70	$1,021.07	$3.92	$4.18	0.82%
	Institutional Class	$1,000.00	$897.30	$1,023.95	$1.20	$1.28	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
1	Represents the hypothetical 5% return before expenses.

2011 Annual Report

51

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 7, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”).

In connection with contract review meetings, the Board receives a variety of information provided by the Adviser relating to the Funds, the Agreement and the Adviser, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreement to the Adviser; (v) a report prepared by the Adviser in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Adviser’s investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by the Adviser’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Adviser, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Adviser’s management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreement. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreement included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. The Adviser’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also considered the Adviser’s risk management processes. The Board was also mindful of the Adviser’s focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of its duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreement.

Annual Report 2011

52

Supplemental Information (Unaudited) (continued)

Investment performance of the Funds and the Adviser. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by the Adviser and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that the Adviser had commenced management of the each of the Funds only upon their reorganizations into the Trust , and noted that performance comparisons over a shorter period of time are less meaningful than longer-term performance. The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance. The Trustees also considered the performance of the Adviser since it commenced management of the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2011:

Aberdeen Optimal Allocations Fund: Defensive. The Board noted that the Fund underperformed its peer group average for the 1- and 3- year periods. The Board also noted that the Fund outperformed its benchmark for the 1- year period and underperformed its benchmark for the 3- year period. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s relative underperformance, as well as the peer group in which the Fund is placed.

Aberdeen Optimal Allocations Fund: Moderate. The Board noted that the Fund underperformed its peer group average and benchmark for the 1- year period, and outperformed its peer group average and benchmark for the 3- and 5- year periods. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s relative underperformance for the recent period, as well as the peer group in which the Fund is placed. The Board also noted the Fund’s strong performance over the longer-term.

Aberdeen Optimal Allocations Fund: Moderate Growth. The Board noted that the Fund underperformed its peer group average for the 1- and 3- year periods, and outperformed its peer group average for the 5- year period. The Board also noted that the Fund underperformed the benchmark for the 1- year period and outperformed its benchmark for the 3- and 5- year periods. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s relative underperformance for the recent periods, as well as the peer group in which the Fund is placed. The Board also noted the Fund’s strong performance over the longer-term.

Aberdeen Optimal Allocations Fund: Growth. The Board noted that the Fund underperformed its peer group average for the 1- year period and outperformed its peer group average for the 3- and 5- year periods. The Board also noted that the Fund underperformed its benchmark for the 1- and 3- year periods and outperformed its benchmark for the 5- year period. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s relative underperformance for the recent period, as well as the peer group in which the Fund is placed. The Board also noted the Fund’s strong performance over the longer-term.

Aberdeen Optimal Allocations Fund: Specialty. The Board noted that the Fund underperformed its peer group average and benchmark for the 1- and 3- year periods, and outperformed its peer group average and benchmark for the 5- year period. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s relative underperformance for the recent periods, as well as the peer group in which the Fund is placed. The Board also noted the Fund’s strong performance over the longer-term.

After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory and supported the renewal of the Agreement.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by the Adviser to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to such comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Board also considered that the Adviser had entered into expense limitation agreements with the Funds, pursuant to which the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

2011 Annual Report

53

Supplemental Information (Unaudited) (continued)

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. The Trustees also examined the profitability of the Adviser and its affiliates on a Fund-by-Fund basis. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and expense limitations with respect to the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen Optimal Allocations Fund: Defensive. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

Aberdeen Optimal Allocations Fund: Moderate. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

Aberdeen Optimal Allocations Fund: Moderate Growth. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses.

Aberdeen Optimal Allocations Fund: Growth. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Trustees took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses.

Aberdeen Optimal Allocations Fund: Specialty. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Trustees took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses.

After reviewing these and related factors, the Board concluded that the advisory fees were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to the Adviser and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Adviser, and supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of market and economic turmoil on the performance, asset levels and expense ratios of the Funds.
•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by the Adviser under the Agreement and under a separate agreement covering administrative services.
•

so-called “fallout benefits” to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Annual Report 2011

54

Supplemental Information (Unaudited) (concluded)

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreement would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreement for an additional one-year period.

2011 Annual Report

55

Management of the Funds (Unaudited)

As of December 19, 2011

The names of the Trustees and officers of the Funds, their addresses , year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. He previously served as a director of Regent-GM Ltd (pharmaceutical manufacturing).	30	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities. Mr. McCoy has also been Chairman of the Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	27	None.
Neville J. Miles Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	30	None.
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	30	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director of Macquarie AIR-serv Holdings, Inc. (automotive services) since 2006, and Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	30	None.

Annual Report 2011

56

Management of the Funds (Unaudited) (continued)

As of December 19, 2011

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	27	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Retired. Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	27	None.

Trustees who are Interested Persons (as Defined in the 1940 Act) of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC; Director and Chairman (1995–present), Aberdeen Asset Management Inc.; Vice President (March 2008–present), President (2004– 2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.; Director (1991–present), Aberdeen Asset Management Asia Limited; and Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	29	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 27 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. , Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc,, The Singapore Fund, Inc, The Asia-Tigers Fund, Inc. and The India Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****Each	Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pa 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

2011 Annual Report

57

Management of the Funds (Unaudited) (continued)

As of December 19, 2011

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Gary Marshall Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Currently, Head of Americas for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, chief executive of Aberdeen Asset Management Life and Pensions Ltd and Chief Executive Officer of Aberdeen Asset Management Inc. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Mr. Cotton joined Aberdeen in 2010 as Head of Compliance in the US, with responsibility for the Adviser, Funds, and Broker-Dealer Compliance Programs (since 2011). Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management and an examiner in NASD’s New York District Office.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc., and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009) Vice President (Since December 2008)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm)
(2000–2007).
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product – U.S. and Vice-President for Aberdeen Asset Management Inc.

Annual Report 2011

58

Management of the Funds (Unaudited) (concluded)

As of December 19, 2011

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Paul Griffiths** Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1967	Vice President (Since September 2010)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management since March 2007.
Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, senior portfolio manager on the Aberdeen fixed income – Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Director, Vice President and Head of Legal – Americas for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).
Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1959	Vice President (Since June 2011)	Currently, a member of the Executive Management Committee of Aberdeen Asset Management PLC (since 1991). He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991.
Megan Mooney Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Assistant Treasurer (Since June 2011)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Mooney joined Aberdeen Asset Management Inc. in 2009. Prior to joining Aberdeen Asset Management Inc., Ms. Mooney was an Investment Accountant Specialist at Nationwide Funds Group.
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

*	Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Goodson, Mr. Sullivan, Ms. Kennedy, Ms. Melia, Ms. Nichols, Mr. Cotton, Ms. Sitar, Mr. Young and Mr. Griffiths hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc, The Asia-Tigers Fund, Inc., The India Fund, Inc. and the Aberdeen Funds, each of which may also be deemed to be a part of the same “Fund Complex” as the Funds.

2011 Annual Report

59

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

AOE-0142-1211

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

Aberdeen Funds

Institutional Series

Annual Report

October 31, 2011

Aberdeen Asia Bond Institutional Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

Aberdeen Emerging Markets Institutional Fund

Aberdeen International Equity Institutional Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Asia Bond Institutional Fund	Page 3
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Page 15
Aberdeen Emerging Markets Institutional Fund	Page 20
Aberdeen International Equity Institutional Fund	Page 25

Financial Statements	Page 30

Notes to Financial Statements	Page 48

Report of Independent Registered Public Accounting Firm	Page 61

Other Tax Information	Page 62

Shareholder Expense Examples	Page 63

Supplemental Information	Page 64
Management of the Funds	Page 67

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

October 31, 2011

Dear Valued Shareholder:

Welcome to the Aberdeen Funds Annual Report covering the activities for the 12-month period ended October 31, 2011. I would especially like to welcome new shareholders who have joined us as a result of the reorganization of the Credit Suisse Large Cap Blend Fund and Large Cap Blend Fund II. We look forward to serving your needs, as we do others, by continuing to focus on our equity investment process, which is defined by proprietary, fundamental research and bottom-up stock picking. Despite difficult and uncertain markets, we are continuing to invest resources in the development and promotion of our fund family and maintaining the growth momentum we have established.

Market Overview

Throughout the reporting period, the main focus of stock markets around the world was on the growing sovereign debt problems in the Eurozone. The tragic natural disasters in Japan in early 2011, political unrest in the Middle East and North Africa region, as well as ongoing uncertainty about the global recovery, also contributed to the heightened market volatility during the period. The negative impact of the European fiscal crisis was most dramatic in the equity markets in that region, while increasing concerns about inflation flared up in the emerging markets of Asia and Latin America. However, major North American equity market indices ended the period with gains as investor sentiment turned more positive following the release of generally slowly improving economic data, albeit fragile.

Looking ahead

We feel that the size of the U.S. economy, along with the ability of global central banks to further stimulate activity (however modestly), may prevent global growth from repeating the struggles it encountered in 2008-2009. In our view, however, the challenges that policy-makers face are the most daunting in generations, and investors’ confidence thus far has not been reinforced by the initiatives taken (or lack thereof). Consequently, we believe that the global investment environment remains highly uncertain, incorporating very large, and currently still growing, risks. As a result, we believe that we will most likely experience sustained stock market volatility.

New Funds

Asian Smaller Companies Fund: In June a new mutual fund, the Aberdeen Asia-Pacific Smaller Companies Fund, was launched in response to demand from shareholders wishing to diversify their portfolios with an allocation to this growing, specialized asset class. Aberdeen has been actively researching and investing in Asian smaller companies for more than 10 years for our institutional clients and we are extremely pleased to offer this investment experience to U.S. mutual fund shareholders.

U.S. High Yield Bond Fund1: In the first quarter of next year we intend to expand our mutual fund family by launching a new fund, the Aberdeen U.S. High Yield Bond Fund, the registration statement for which has been filed with the SEC and is subject to SEC review. This fund will seek to maximize total return consisting of interest income and capital appreciation and will invest at least 80% of its net assets in U.S. bonds that are, at the time of investment, below investment grade high yield securities.

As referenced in the semiannual report, the Aberdeen Emerging Markets Debt Local Currency Fund was launched in May 2011 and now has more than $30 million in assets. It seeks to provide long-term total return by investing at least two-thirds of the portfolio assets in fixed income securities denominated in the local currencies of emerging markets. Consequently, it is a very specialized fund which offers access to some interesting investment opportunities, but should only be considered as part of your investment portfolio based on sound financial advice.

Investing in Our Community

Aberdeen Dad Vail Regatta: In May 2011, Aberdeen hosted its second annual Aberdeen Dad Vail Regatta. Thousands of collegiate rowers from across the U.S. and Canada competed in this historic, two-day event. Aberdeen will continue its sponsorship of the Dad Vail Regatta into 2013, the event’s 75th anniversary. Aberdeen also sponsored the Philadelphia Gold Cup Challenge during the weekend of the Aberdeen Dad Vail, featuring the top single scullers from around the world.

Aberdeen Financial Literacy Project: In June 2011, Aberdeen concluded its first Financial Literacy project. Five charter schools from the Philadelphia region took part in a 10-week competition as students managed simulated portfolios, trading real stocks and bonds with mentoring by Aberdeen staff. The winners were invited to the Philadelphia office, where they spoke with portfolio managers and sat in on a company meeting.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

We thank you for your investment with us, and I wish you a healthy and prosperous New Year.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

[1]

A preliminary registration statement relating to shares of the Aberdeen U.S. High Yield Bond Fund has been filed with the Securities and Exchange Commission (SEC) and the information in its preliminary registration statement is not complete and may be changed. We may not sell shares of the Aberdeen U.S. High Yield Bond Fund until the registration statement filed with the SEC is effective. The Aberdeen U.S. High Yield Bond Fund preliminary registration statement is not an offer to sell its securities and is not soliciting an offer to buy its securities in any state where the offer or sale is not permitted.

2011 Annual Report

1

Market Review

In an environment dominated by significant volatility and mixed economic news releases, most major global equity markets outside of North America declined during the 12-month period ended October 31, 2011. However, the broad-market MSCI World Index recorded a modest gain attributable primarily to the positive performance of the U.S. equity market. Investor sentiment globally was hurt by the worsening sovereign debt crisis in the Eurozone, widespread political unrest in the Middle East, natural disasters in Japan, and concerns over the health of the global economy. Additionally, credit rating downgrades of several developed nations, including the U.S., Italy and Japan, heightened global risk aversion. That led equities to underperform bond markets worldwide as investors sought the relative safety of fixed income securities, particularly U.S. Treasuries. The markets rallied towards the end of the period as an apparent breakthrough in European leaders’ discussions and quantitative easing measures by the European Central Bank (ECB) boosted confidence that the debt crisis could be contained.

Despite prolonged political wrangling in the U.S. over efforts to address the widening fiscal deficit and an unprecedented credit rating downgrade of the U.S. government, the North American equity markets bucked the global trend, recording positive returns during the annual period. The sharp rise in major market indices in October 2011 reversed a precipitous decline during the previous two months induced by investor fears of contagion from a potential Eurozone sovereign default. The rally was prompted mainly by increasing optimism regarding Eurozone debt crisis resolution, as well as the release of improving U.S. domestic economic data. However, the U.S. recovery has been sluggish by historical comparison. The unemployment rate has declined by less than 1% during the past 12 months and remained virtually static around 9% through the second half of the reporting period. The Federal Reserve implemented additional quantitative easing measures to support economic expansion.

The sovereign debt problems in the European peripheral markets significantly hindered the performance of stocks in that region for most of the reporting period. Near the end of the period, however, investors reacted positively to the European Union’s proposal to expand the European Financial Stability Facility’s limits for backing bonds issued by financially troubled governments. Shortly after the end of the annual period, the focus shifted to Italy. The departure of Italian Prime Minister Silvio Berlusconi in early November 2011 left investors questioning whether Italy’s new government would be able to implement an effective fiscal austerity plan to deal with the country’s debt crisis. Fears that the Italian government would lose access to financing sources led investors to sell out of Italian sovereign debt.

Emerging markets equities, as measured by the MSCI Emerging Markets Index, fell during the annual period as confidence ebbed and investors sought perceived safe-haven assets. Steady corporate earnings and hopes of further U.S. quantitative easing supported gains early in the period. However, concerns about overheating and inflation, coupled with political unrest in the Middle East, led to investors to rotate into developed stock markets in the first quarter of 2011. Emerging markets subsequently recovered on hopes that economic growth in developing nations would withstand further monetary tightening. But the worsening debt crisis in Europe over the summer interrupted the rally. While emerging markets stocks garnered robust gains in October, buoyed by the apparent breakthrough in Europe, they were not enough to offset the steep losses earlier in the period.

In the global fixed income markets, the European debt crisis escalated and fears of contagion led to indiscriminate risk aversion. Peripheral Eurozone countries came under severe pressure from bond investors concerned over levels of indebtedness, as European Union/International Monetary Fund bailouts failed to calm the markets. In the U.S., concerns over gross domestic product (GDP) growth and protracted debt ceiling negotiations were the main focus, along with Standard and Poor’s downgrade of the U.S. sovereign debt rating and troubled debt ceiling talks. Nevertheless, the yield on the 10-year U.S. Treasury note fell to a record low in late September before rising modestly in response to more upbeat economic data the following month. Most central banks in the emerging markets continued to tighten monetary policy in a bid to address inflationary pressures. Towards the latter part of the period, inflation risks eased, but remained elevated in China and India. Optimism following the European Union summit in late October provided some brief consolation to the markets, and risky assets recovered some of their previous losses.

In our view, improving economic data from the U.S. and China should reduce the risk of a synchronized global recession. A modest upturn in U.S. and Japanese manufacturing is a small consolation for the negative news flow out of Europe. We feel that the sustainability of the euro is largely in the hands of politicians. With the continued difficult outlook for growth in the Eurozone, we feel that the pressure on the euro is unlikely to dissipate quickly. Evidence that global inflationary pressures are receding is a positive, however, as we believe that this should give central banks room to ease monetary policies. We feel that the steep sell-off in global equity markets in August and September 2011 provides us with opportunities to purchase shares of companies at relatively attractive valuations, based on consensus forecasts for corporate earnings growth over the next 12 months.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

Annual Report 2011

2

Aberdeen Asia Bond Institutional Fund (Unaudited)

The Aberdeen Asia Bond Institutional Fund (Institutional shares at NAV net of fees) returned 3.97% for the annual period ended October 31, 2011, versus the 6.17% return of its benchmark, the HSBC Asian Local Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of International Income Funds (consisting of 98 funds) was 1.96% for the period.

Most Asian government bond markets were resilient amid significant volatility during the reporting period, as developments in the region and elsewhere drove investor sentiment. The HSBC Asian Local Bond Index rose 6.17%, helped by positive currency returns. Ten-year U.S. Treasury yields dipped below 2% for the first time in 60 years in September before closing the annual period at 2.11%. Initially, political unrest in the Middle East triggered a spike in oil prices, which was followed by Japan’s significant natural disasters. Fiscal crises in both Europe and the U.S., as well as concerns of a hard landing for the Chinese economy, compounded worries over the global recovery and curtailed risk appetite, which was positive for Asian bonds. Gross domestic product (GDP) growth across the region moderated. Most central banks continued to tighten monetary policy in a bid to address inflationary pressures. Towards the latter part of the period, inflation risks eased, but remained elevated in China and India. Risk markets rebounded in October, recovering a significant portion of the heavy losses in September, as investors gained confidence in the willingness and ability of the European leaders to resolve the debt crisis. There were also signs of improvement in the U.S. economy, while China took tentative steps towards monetary policy easing.

The Indonesian and Philippine bond markets performed strongly, benefiting from capital inflows. The Thai market was volatile due to a plethora of political and macroeconomic factors, as well as severe flooding late in the period. For most of the review period, Asian currencies appreciated against the U.S. dollar as capital flows moved into the region. Regional central banks also showed a greater willingness to allow their currencies to appreciate in an effort to facilitate economic rebalancing in the longer run and to alleviate imported sources of inflation.

However, heightened risk aversion arising from external factors pertaining to the sovereign credit issues in many developed economies and the risks to the financial sector caused Asian currencies to weaken significantly against the U.S. dollar towards the end of the period, as capital preservation motives came to the fore. The Indian rupee was the worst performer as, unlike the rest of Asia, the country runs a current account deficit, which has been deteriorating. In contrast, the Chinese yuan showed much better resilience and rose over the reporting period. In keeping with the longer-term objective to achieve greater economic balance, Asian policymakers intervened aggressively to limit the depreciation and volatility of their currencies.

Credit spreads widened by close to 80 basis points during the reporting period. Credit markets began the period well supported by capital flows but came under pressure towards the latter half as heightened risk aversion triggered by Europe’s sovereign debt crisis took hold. Some regional-specific headwinds, particularly the extent of the slowing of growth in China and certain corporate governance issues, hurt the Chinese industrials and property sectors.

Our allocation to the credit sector detracted from the Fund’s relative return for the period as credit spreads widened. Our exposure to the Chinese high-yield sector also had a negative impact on Fund performance. Additionally, the Fund’s underweight versus the benchmark HSBC Asian Local Bond Index to the better-performing Philippine bond market hindered the relative return. On the currency front, the underweight to the Taiwan dollar hurt Fund performance as the currency was lifted by positive capital inflows, while our underweight to the Indonesian rupiah at various points during the annual period had a negative impact on the relative performance. The use of currency forwards to gain exposure to Asian currencies against the Japanese yen also was a detractor.

During the period, some of our long Asian currency exposure against the Hong Kong dollar, U.S. dollar and euro contributed positively to the Fund’s relative performance. More specifically, our long positions in the Singapore dollar and Philippine peso were the most notable contributors to relative return as policymakers allowed their currencies to appreciate to offset imported inflation. Our active management of the Korean won risk, notably being more defensively positioned during the most recent period of volatility, also was a positive contributor to performance. The Fund’s exposure to the Korean bond market, particularly in inflation-protected securities, bolstered performance. Unsurprisingly, market participants were attracted to regional inflation hedges as inflationary pressures mounted. Local price pressures also remained persistent, driven by higher government-administered food prices.

Our primary use of derivatives was foreign exchange (FX) forwards to hedge the currency exposure of U.S. dollar-denominated credit back into Asian currencies. These strategies enhanced the Fund’s performance for the reporting period.

During the reporting period, we marginally reduced our Asian currency exposure, particularly those funded against the Japanese yen. We also trimmed our position in the Korean won, the region’s bellwether for risk, in favor of the Chinese yuan. We initiated a position in the onshore Chinese government bond market with our Qualified Foreign Institutional Investor (QFII) quota (the maximum investment approved by China’s State Administration of Foreign Exchange) and increased our exposure to the Philippine bond market. Conversely, we reduced our exposure to the Korean inflation-linked bonds. We also reduced our exposure to the Asian credit markets in light of the emerging external headwinds.

The Fund remains long Asian currencies against the U.S. dollar, euro and Japanese yen. Within Asia, the Fund is overweight relative to the benchmark HSBC Asian Local Bond Index to the Chinese yuan and the Indonesian rupiah. We believe these currencies benefit from the countries’ more domestically oriented economic fortunes and policymakers’ focus on encouraging domestic infrastructure spending, including harnessing foreign direct investment. We have reduced our short duration bias overall. The portfolio is underweight to China, Hong Kong, Taiwan and Singapore, but overweight to India and

2011 Annual Report

3

Aberdeen Asia Bond Institutional Fund (Unaudited)

Indonesia, albeit with a short duration position in both countries. Other overweight positions include Korea, where we maintain our exposure to the country’s inflation-protected securities, and Malaysia. In the credit sector, we maintain a more cautious approach towards increasing high-yield sovereign bonds, with reduced exposure to high-yield corporates. We maintain our exposure to financials, primarily investment-grade, where we feel that the risk-adjusted valuations remain appealing.

Portfolio Management:

Aberdeen Asia Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Returns prior to 7/20/09 reflect the performance of a predecessor fund, the Credit Suisse Asia Bond Portfolio. Please consult the Fund’s prospectus for more detail. Total returns assume the reinvestment of all distributions. Total returns may reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate and credit risks. The Fund invests in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market counties.

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

The Fund may hold larger positions in fewer securities than other funds, which may cause a single security’s increase or decrease in value to have a greater impact on the Fund’s value and total return.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2011

4

Aberdeen Asia Bond Institutional Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.	Inception[2]
Institutional Service Class[4]	w/o SC	3.75%	6.16%	[3]
Institutional Class[4]	w/o SC	3.97%	6.21%

1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Asia Bond Portfolio (the “Asia Bond Predecessor Fund”), a series of the Credit Suisse Institutional Fund, Inc. The Fund has adopted the performance of the Asia Bond Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Asia Bond Predecessor Fund. The Fund and the Asia Bond Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 1, 2007.
3	Returns before the first offering of the Institutional Service Class (January 4, 2010) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
4	Not subject to any sales charges.

2011 Annual Report

5

Aberdeen Asia Bond Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen Asia Bond Institutional Fund, the HSBC Asian Local Bond Index (ALBI) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ALBI is unmanaged and tracks the total return performance of a bond portfolio which consists of local currency denominated high quality liquid bonds in Asia ex-Japan.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Sovereign Bonds	62.6%
Eurodollar Bonds	23.4%
Repurchase Agreement	13.1%
Sovereign Agencies	2.0%
Credit-Linked Notes	1.8%
Liabilities in excess of other assets	(2.9%	)
	100.0%

Top Industries
Commercial Banks	7.2%
Real Estate Management & Development	3.0%
Electric Utilities	1.9%
Oil, Gas & Consumable Fuels	1.9%
Diversified Holding Companies	1.9%
Investment Companies	1.4%
Holding Companies — Diversified Operations	1.3%
Diversified Financial Services	1.0%
Chemicals	0.9%
Independent Power Producers & Energy Traders	0.6%
Other	78.9%
100.0%

Top Holdings*
Malaysia Government Bond, Series 1/06 09/15/16	2.9%
Philippine Government Bond, Series 7-48 01/27/16	2.8%
Malaysia Government Bond, Series 3/03 02/25/13	2.7%
Korea Treasury Inflation Linked Bond, Series 2106 06/10/21	2.6%
Korea Monetary Stabilization Bond, Series 1308 08/02/13	2.3%
Indonesia Treasury Bond, Series FR27 06/15/15	2.2%
Indonesia Treasury Bond, Series FR55 09/15/16	2.1%
Indonesia Treasury Bond, Series FR30 05/15/16	2.0%
Hong Kong Government Bond 12/05/17	1.8%
Bank of Thailand, Series 4YR 02/24/15	1.8%
Other	76.8%
100.0%

Top Countries
Republic of South Korea	17.9%
Malaysia	15.6%
Indonesia	13.7%
United States	13.1%
Philippines	9.7%
Hong Kong	7.5%
Singapore	7.2%
China	7.7%
India	5.2%
Thailand	5.1%
Other	(2.7%	)
	100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2011

6

Statement of Investments

October 31, 2011

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
EURODOLLAR BONDS (23.4%)
CHINA (3.9%)
Apparel (0.3%)
Texhong Textile Group Ltd., Series REGS (USD), 7.63%, 01/19/16 (e)	$2,250,000	$1,777,500
Building Materials (0.4%)
West China Cement Ltd., Series REGS (USD), 7.50%, 01/25/16 (e)	2,650,000	2,292,250
Chemicals (0.9%)
Fufeng Group Ltd., Series REGS (USD), 7.63%, 04/13/16 (e)	3,550,000	3,088,500
Sinochem Offshore Capital Co. Ltd. (CNH), 1.80%, 01/18/14	12,000,000	1,819,608
Sinochem Overseas Capital Co. Ltd., Series REGS (USD), 6.30%, 11/12/40 (e)	1,050,000	1,045,676
		5,953,784
Gas Utilities (0.0%)
ENN Energy Holdings Ltd., Series REGS (USD), 6.00%, 05/13/21 (e)	300,000	318,291
Metals & Mining (0.2%)
China Oriental Group Co. Ltd., Series REGS (USD), 7.00%, 11/17/17 (e)	1,800,000	1,530,000
Real Estate Management & Development (2.1%)
Agile Property Holdings Ltd., Series REGS (e) (USD), 10.00%, 11/14/16	1,950,000	1,852,500
Central China Real Estate Ltd. Series REGS (USD), 12.25%, 10/20/15 (e)	400,000	352,000
Series REGS (USD), 12.25%, 10/20/15 (e)	1,800,000	1,611,000
China Overseas Finance Cayman Island II Ltd. (USD), 5.50%, 11/10/20	3,100,000	2,976,540
Country Garden Holdings Co. Series REGS (USD), 11.75%, 09/10/14 (e)	1,600,000	1,552,000
Series REGS (USD), 11.75%, 09/10/14 (e)	400,000	388,000
Series REGS (USD), 11.13%, 02/23/18 (e)	1,000,000	891,900
Series REGS (USD), 11.13%, 02/23/18 (e)	800,000	712,000
Longfor Properties Co. Ltd., Series REGS (USD), 9.50%, 04/07/16 (e)	1,300,000	1,248,000
Yanlord Land Group Ltd., Series REGS (USD), 10.63%, 03/29/18 (e)	2,450,000	2,033,500
		13,617,440
		25,489,265
HONG KONG (4.4%)
Commercial Banks (0.7%)
Wing Hang Bank Ltd.
(USD), EMTN, 6.00%, 04/20/17 (a)(b)	3,400,000	3,142,188
(USD), EMTN, 6.00%, 04/20/17 (a)(b)	1,750,000	1,617,303
		4,759,491
Diversified Holding Companies (1.9%)
Hutchison Whampoa International Ltd.
Series REGS (USD), 4.63%, 09/11/15 (e)	300,000	318,064
Series REGS (USD), 7.63%, 04/09/19 (e)	5,600,000	6,904,122
Series REGS (USD), 7.45%, 11/24/33 (e)	$200,000	$262,410
Series REGS (USD), 7.45%, 11/24/33 (e)	100,000	131,205
Swire Pacific MTN Financing Ltd. (USD), EMTN, 5.50%, 08/19/19	4,450,000	4,848,577
		12,464,378
Holding Companies-Diversified Operations (0.8%)
Fita International Ltd. (USD), 7.00%, 02/10/20	5,500,000	5,573,211
Real Estate Management & Development (1.0%)
Henson Finance Ltd. (USD), 5.50%, 09/17/19	2,400,000	2,377,524
HongKong Land Finance Cayman Island Co. Ltd. (USD), EMTN, 4.50%, 10/07/25	4,000,000	3,929,720
		6,307,244
		29,104,324
INDIA (2.4%)
Commercial Banks (1.7%)
Axis Bank Ltd. (USD), EMTN, 5.25%, 09/30/15	2,050,000	2,071,203
Bank of Baroda, Series REGS (USD), 5.00%, 08/24/16 (e)	3,300,000	3,297,046
ICICI Bank Ltd.
Series REGS (USD), 4.75%, 11/25/16 (e)	1,700,000	1,684,139
Series REGS (USD), 6.38%, 04/30/22 (b) (e)	2,600,000	2,418,000
Series REGS (USD), 6.38%, 04/30/22 (b) (e)	1,000,000	930,000
Syndicate Bank (USD), EMTN, 4.75%, 11/06/16	800,000	791,746
		11,192,134
Diversified Financial Services (0.3%)
Indian Railway Finance Corp. Ltd. (USD), 4.41%, 03/30/16	1,800,000	1,800,740
Electric Utilities (0.4%)
NTPC Ltd.
(USD), EMTN, 5.88%, 03/02/16	950,000	1,019,751
(USD), EMTN, 5.63%, 07/14/21	1,800,000	1,861,020
		2,880,771
		15,873,645
INDONESIA (1.5%)
Diversified Telecommunication Services (0.3%)
Indosat Palapa Co. BV, Series REGS (USD), 7.38%, 07/29/20 (e)	1,750,000	1,925,000
Electric Utilities (0.3%)
Majapahit Holding BV
Series REGS (USD), 8.00%, 08/07/19 (e)	1,250,000	1,468,750
Series REGS (USD), 8.00%, 08/07/19 (e)	150,000	176,250
Series REGS (USD), 7.88%, 06/29/37 (e)	200,000	232,000
Series REGS (USD), 7.88%, 06/29/37 (e)	300,000	348,000
		2,225,000
Independent Power Producers & Energy Traders (0.6%)
Listrindo Capital BV, Series REGS (USD), 9.25%, 01/29/15 (e)	3,400,000	3,692,026

See accompanying notes to financial statements.

2011 Annual Report

7

Statement of Investments (continued)

October 31, 2011

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (0.3%)
Pertamina Persero PT, Series REGS (USD), 5.25%, 05/23/21 (e)	$1,900,000	$1,952,250
		9,794,276
MALAYSIA (2.0%)
Commercial Banks (0.6%)
AMBB Capital (L) Ltd. (USD), 6.77%, 01/27/16 (a)(b)	2,400,000	2,217,053
Public Bank Bhd (USD), 6.84%, 08/22/36 (b)	900,000	914,367
SBB Capital Corp. (USD), 6.62%, 11/02/15 (a)(b)	950,000	914,295
		4,045,715
Electric Utilities (0.2%)
TNB Capital (L) Ltd., Series REGS (USD), 5.25%, 05/05/15 (e)	1,600,000	1,694,322
Oil, Gas & Consumable Fuels (1.2%)
PETRONAS Capital Ltd.
Series REGS (USD), 5.25%, 08/12/19 (e)	1,200,000	1,357,060
Series REGS (USD), 5.25%, 08/12/19 (e)	700,000	791,618
PETRONAS Global Sukuk Ltd., Series REGS (USD), 4.25%, 08/12/14 (e)	5,150,000	5,452,943
		7,601,621
		13,341,658
PHILIPPINES (0.9%)
Diversified Telecommunication Services (0.2%)
Philippine Long Distance Telephone Co.
(USD), EMTN, 8.35%, 03/06/17	1,250,000	1,473,526
(USD), EMTN, 8.35%, 03/06/17	100,000	118,000
		1,591,526
Electric Utilities (0.2%)
Power Sector Assets & Liabilites Management Corp., Series REGS (USD), 6.88%, 11/02/16 (c)(e)	1,250,000	1,425,000
Holding Companies-Diversified Operations (0.5%)
Alliance Global Group Inc. (USD), 6.50%, 08/18/17	3,150,000	3,179,188
		6,195,714
REPUBLIC OF SOUTH KOREA (4.4%)
Commercial Banks (2.9%)
Busan Bank
(USD), 5.50%, 03/14/17 (b)	900,000	898,996
(USD), 6.00%, 10/30/17 (b)	2,240,000	2,265,733
Hana Bank, Series REGS (USD), 4.00%, 11/03/16 (e)	900,000	901,618
Hana Funding Ltd. (USD), 8.75%, 12/17/12 (a)(b)	420,000	434,809
National Agricultural Cooperative Federation, Series REGS (USD), 4.25%, 01/28/16 (e)	2,300,000	2,339,130
Shinhan Bank
Series REGS (USD), 4.13%, 10/04/16 (e)	1,600,000	1,622,642
Series REGS (USD), 5.66%, 03/02/35 (b)(e)	3,350,000	3,279,070
(USD), 6.82%, 09/20/36 (b)	1,650,000	1,646,311
Standard Chartered First Bank Korea Ltd., Series REGS (USD), 7.27%, 03/03/34 (b)(e)	$3,690,000	$3,782,250
Woori Bank Co. Ltd., Series REGS (USD), 4.50%, 10/07/15 (e)	2,000,000	2,051,364
		19,221,923
Diversified Financial Services (0.8%)
Hyundai Capital Services, Inc.
Series REGS (USD), 6.00%, 05/05/15 (e)	4,100,000	4,373,150
Series REGS (USD), 4.38%, 07/27/16 (e)	450,000	456,024
		4,829,174
Electric Utilities (0.7%)
Korea Hydro & Nuclear Power Co. Ltd., Series REGS (USD), 3.13%, 09/16/15 (e)	590,000	584,993
Korea Midland Power Co. Ltd.
(USD), 5.38%, 02/11/13	700,000	724,888
Series REGS (USD), 5.50%, 03/14/16 (e)	1,500,000	1,605,918
Korea South-East Power Co. Ltd.
Series REGS (USD), 6.00%, 05/25/16 (e)	1,100,000	1,201,156
(USD), EMTN, 3.63%, 01/29/17	450,000	446,255
		4,563,210
		28,614,307
SINGAPORE (2.5%)
Commercial Banks (0.3%)
Oversea-Chinese Banking Corp. Ltd. (USD), EMTN, 3.75%, 11/15/22 (b)	2,200,000	2,122,879
Investment Companies (1.4%)
Temasek Financial (I) Ltd. (SGD), GMTN, 3.27%, 02/19/20	11,000,000	9,455,152
Real Estate (0.2%)
CapitaMalls Asia Treasury Ltd. (SGD), EMTN, 3.95%, 08/24/17	1,750,000	1,430,717
Real Estate Investment Trust (REIT) Fund (0.3%)
CMT MTN Pte. Ltd. (SGD), MTN, 2.85%, 09/01/14	2,000,000	1,626,734
Semiconductors & Semiconductor Equipment (0.3%)
STATS ChipPAC Ltd., Series REGS (USD), 7.50%, 08/12/15 (e)	1,600,000	1,696,000
		16,331,482
THAILAND (1.4%)
Commercial Banks (0.9%)
Bangkok Bank PCL
Series REGS (USD), 4.80%, 10/18/20 (e)	950,000	928,020
Series REGS (USD), 9.03%, 03/15/29 (e)	600,000	689,250
Series REGS (USD), 9.03%, 03/15/29 (e)	2,450,000	2,866,500
Kasikornbank PCL, Series REGS (USD), 8.25%, 08/21/16 (e)	1,200,000	1,286,030
		5,769,800

See accompanying notes to financial statements.

Annual Report 2011

8

Statement of Investments (continued)

October 31, 2011

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (0.5%)
PTTEP Australia International Finance Pty Ltd., Series REGS (USD), 4.15%, 07/19/15 (e)	$1,250,000	$1,263,479
PTTEP Canada International Finance Ltd., Series REGS (USD), 5.69%, 04/05/21 (e)	1,850,000	1,891,810
		3,155,289
		8,925,089
Total Eurodollar Bonds		153,669,760
CREDIT-LINKED NOTES (1.8%)
INDIA (1.0%)
Sovereign (1.0%)
India Government Bonds, Deutsche Bank AG London Credit-Linked Notes (USD), EMTN, 5.16%, 05/22/14 (b)	7,000,000	6,318,582
INDONESIA (0.8%)
Sovereign (0.8%)
Indonesia Government Bonds, Barclays Bank PLC Credit-Linked Notes (IDR), EMTN, 9.50%, 06/17/15	41,000,000,000	5,191,867
Total Credit-Linked Notes		11,510,449
SOVEREIGN BONDS (62.6%)
CHINA (3.8%)
China Government Bond
Series 1109 (CNY), 2.80%, 03/24/12	30,000,000	4,714,431
Series 1107 (CNY), 3.22%, 03/10/14	30,000,000	4,676,868
(CNY), 3.60%, 02/17/16	30,000,000	4,717,056
Series REGS (CNH), 1.40%, 08/18/16 (e)	20,500,000	3,129,243
(CNY), 3.41%, 06/24/20	38,000,000	5,806,605
(CNH), 2.48%, 12/01/20	12,000,000	1,874,252
		24,918,455
HONG KONG (3.1%)
Hong Kong Government Bond
(HKD), 1.91%, 03/21/16	60,000,000	8,116,443
(HKD), 3.52%, 12/05/17	80,950,000	11,905,031
		20,021,474
INDIA (1.8%)
India Government Bond (INR), 7.49%, 04/16/17	600,000,000	11,630,180
INDONESIA (11.4%)
Indonesia Government International Bond
Series REGS (USD), 11.63%, 03/04/19 (e)	700,000	1,043,000
Series REGS (USD), 11.63%, 03/04/19 (e)	3,300,000	4,917,000
Series REGS (USD), 5.88%, 03/13/20 (e)	1,700,000	1,938,000
Series REGS (USD), 6.63%, 02/17/37 (e)	2,900,000	3,501,750
Series REGS (USD), 6.63%, 02/17/37 (e)	1,000,000	1,207,500
Indonesia Treasury Bond
Series FR27 (IDR), 9.50%, 06/15/15	115,100,000,000	14,696,160
Series FR30 (IDR), 10.75%, 05/15/16	98,500,000,000	13,385,252
Series FR55 (IDR), 7.38%, 09/15/16	$114,800,000,000	$13,904,099
Series FR31 (IDR), 11.00%, 11/15/20	12,500,000,000	1,862,338
Series FR53 (IDR), 8.25%, 07/15/21	23,000,000,000	2,963,442
Series FR35 (IDR), 12.90%, 06/15/22	35,000,000,000	5,882,115
Series FR40 (IDR), 11.00%, 09/15/25	24,000,000,000	3,713,191
Series FR54 (IDR), 9.50%, 07/15/31	17,000,000,000	2,389,627
Perusahaan Penerbit SBSN, Series REGS (USD), 8.80%, 04/23/14 (e)	1,200,000	1,357,250
Perusahaan Penerbit SBSN Indonesia, Series REGS (USD), 8.80%, 04/23/14 (e)	2,000,000	2,262,084
		75,022,808
MALAYSIA (13.6%)
1Malaysia Sukuk Global Bhd, Series REGS (USD), 3.93%, 06/04/15 (e)	1,250,000	1,311,280
Malaysia Government Bond
Series 3/03 (MYR), 3.70%, 02/25/13	53,500,000	17,621,118
Series 0509 (MYR), 3.21%, 05/31/13	21,500,000	7,036,723
Series 2/04 (MYR), 5.09%, 04/30/14	14,000,000	4,778,609
Series 0409 (MYR), 3.74%, 02/27/15	34,000,000	11,257,159
Series 1/06 (MYR), 4.26%, 09/15/16	55,500,000	18,787,763
Series 0207 (MYR), 3.81%, 02/15/17	30,000,000	9,953,126
Series 0210 (MYR), 4.01%, 09/15/17	25,900,000	8,665,905
Series 0111 (MYR), 4.16%, 07/15/21	18,000,000	6,063,559
Series 0311 (MYR), 4.39%, 04/15/26	4,000,000	1,362,031
Wakala Global Sukuk Bhd, Series REGS (USD), 2.99%, 07/06/16 (e)	2,000,000	2,024,228
		88,861,501
PHILIPPINES (8.8%)
Philippine Government Bond
Series 5-67 (PHP), 6.25%, 01/27/14	125,000,000	3,149,437
Series 5-68 (PHP), 6.38%, 05/13/15	150,000,000	3,769,027
Series 7-48 (PHP), 7.00%, 01/27/16	711,300,000	18,190,327
Series 1042 (PHP), 9.13%, 09/04/16	176,000,000	4,858,203
Series R102 (PHP), 7.38%, 03/03/21	130,000,000	3,448,377
Series 2017 (PHP), 8.00%, 07/19/31	200,000,000	5,308,887
Philippine Government International Bond
(USD), 8.88%, 03/17/15	1,100,000	1,326,875
(USD), 9.38%, 01/18/17	100,000	130,250
(USD), 9.88%, 01/15/19	3,450,000	4,735,125
(USD), 6.50%, 01/20/20	1,450,000	1,728,100
(USD), 10.63%, 03/16/25	2,000,000	3,140,000
(USD), 10.63%, 03/16/25	1,400,000	2,198,000
(USD), 7.75%, 01/14/31	2,150,000	2,875,625
(USD), 7.75%, 01/14/31	2,050,000	2,741,875
		57,600,108
REPUBLIC OF SOUTH KOREA (12.8%)
Korea Monetary Stabilization Bond
Series 1302 (KRW), 3.99%, 02/01/13	7,000,000,000	6,346,395
Series 1306 (KRW), 3.76%, 06/02/13	8,300,000,000	7,511,320
Series 1308 (KRW), 3.90%, 08/02/13	16,300,000,000	14,777,961
Korea Treasury Bond
Series 1503 (KRW), 4.50%, 03/10/15	3,900,000,000	3,620,328
Series 1603 (KRW), 4.00%, 03/10/16	11,000,000,000	10,071,660

See accompanying notes to financial statements.

2011 Annual Report

9

Statement of Investments (continued)

October 31, 2011

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
Series 1809 (KRW), 5.75%, 09/10/18	$5,300,000,000	$5,273,701
Series 2006 (KRW), 5.00%, 06/10/20	3,500,000,000	3,418,776
Series 2106 (KRW), 4.25%, 06/10/21	5,000,000,000	4,651,317
Korea Treasury Inflation Linked Bond
Series 2006 (KRW), 2.75%, 06/10/20 (d)	6,500,000,000	7,126,405
Series 2106 (KRW), 1.50%, 06/10/21 (d)	17,000,000,000	16,879,358
Republic of Korea (USD), 7.13%, 04/16/19	3,200,000	3,984,832
		83,662,053
SINGAPORE (3.4%)
Singapore Government Bond
(SGD), 2.38%, 04/01/17	1,500,000	1,288,408
(SGD), 4.00%, 09/01/18	7,200,000	6,768,161
(SGD), 2.50%, 06/01/19	5,239,000	4,480,038
(SGD), 3.25%, 09/01/20	8,880,000	7,972,213
(SGD), 3.13%, 09/01/22	2,300,000	2,056,643
		22,565,463
SRI LANKA (0.2%)
Sri Lanka Government International Bond
Series REGS (USD), 6.25%, 10/04/20 (e)	850,000	860,625
Series REGS (USD), 6.25%, 07/27/21 (e)	700,000	713,087
		1,573,712
THAILAND (3.7%)
Bank of Thailand, Series 4YR (THB), 3.50%, 02/24/15	360,500,000	11,808,092
Thailand Government Bond
(THB), 3.63%, 05/22/15	155,000,000	5,102,202
(THB), 4.13%, 11/18/16	101,900,000	3,456,627
(THB), 2.80%, 10/10/17	124,500,000	3,953,849
		24,320,770
Total Sovereign Bonds		410,176,524
SOVEREIGN AGENCIES (2.0%)
REPUBLIC OF SOUTH KOREA (0.7%)
Korea Expressway Corp., Series REGS (USD), 4.50%, 03/23/15 (e)	3,150,000	3,264,017
Korea Finance Corp. (USD), 3.25%, 09/20/16	1,350,000	1,325,430
		4,589,447
SINGAPORE (1.3%)
Housing & Development Board
(SGD), MTN, 2.02%, 02/22/16	5,000,000	4,103,642
(SGD), MTN, 3.95%, 07/15/18	5,000,000	4,494,896
		8,598,538
Total Sovereign Agencies		13,187,985
REPURCHASE AGREEMENT (13.1%)
UNITED STATES (13.1%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $86,082,024, collateralized by U.S.Treasury Note, maturing 06/30/16; total market value of $87,803,813	$86,082,000	$86,082,000
Total Repurchase Agreement		86,082,000
Total Investments (Cost $655,826,413) (f)—102.9%		674,626,718

Liabilities in excess of other assets—(2.9)%		(19,321,011)
Net Assets—100.0%		$655,305,707

(a)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2011.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	This security is government guaranteed.
(d)	Inflation linked security.
(e)	Denotes a restricted security.
(f)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
EMTN	Euro Medium Term Note
EUR	Euro Currency
GMTN	Global Medium Term Note
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MTN	Medium Term Note
MYR	Malaysian Ringgit
PHP	Philippine Peso
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwanese Dollar
USD	U.S. Dollar

See accompanying notes to financial statements.

Annual Report 2011

10

Statement of Investments (continued)

October 31, 2011

Aberdeen Asia Bond Institutional Fund

At October 31, 2011, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-2 year	Credit Suisse	(36)	12/30/11	$7,631
United States Treasury Note 6%-5 year	Credit Suisse	6	12/30/11	4,031
United States Treasury Note 6%-5 year	Credit Suisse	(45)	12/30/11	(767)
United States Treasury Note 6%-10 year	Credit Suisse	(24)	12/20/11	6,912
United States Treasury Note 6%-10 year	Credit Suisse	214	12/20/11	(62,161)
United States Treasury Bond 6%-30 year	Credit Suisse	3	12/20/11	6,301
				$(38,053)

At October 31, 2011, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi Offshore/United States Dollar
05/23/12	Deutsche Bank	CNH	126,904,330	USD	19,800,000	$19,831,412	$31,412
05/23/12	Royal Bank of Canada	CNH	80,485,100	USD	12,600,000	12,577,452	(22,548)
05/23/12	Standard Chartered Bank	CNH	49,114,850	USD	7,700,000	7,675,206	(24,794)
05/23/12	UBS	CNH	112,348,950	USD	17,500,000	17,556,835	56,835
08/23/12	Deutsche Bank	CNH	193,646,700	USD	30,650,000	30,267,295	(382,705)
Chinese Yuan Renminbi/United States Dollar
12/21/11	Standard Chartered Bank	CNY	49,506,400	USD	7,600,000	7,790,915	190,915
01/17/12	Deutsche Bank	CNY	404,883,166	USD	62,696,000	63,684,573	988,573
01/17/12	UBS	CNY	30,393,600	USD	4,800,000	4,780,647	(19,353)
Euro Currency/United States Dollar
11/18/11	Deutsche Bank	EUR	1,328,904	USD	1,800,000	1,838,492	38,492
Hong Kong Dollar/United States Dollar
03/07/12	UBS	HKD	125,154,960	USD	16,100,000	16,125,811	25,811
Indian Rupee/United States Dollar
11/18/11	Credit Suisse	INR	236,668,000	USD	4,800,000	4,842,973	42,973
11/18/11	Deutsche Bank	INR	148,740,000	USD	3,000,000	3,043,689	43,689
11/18/11	HSBC	INR	83,178,000	USD	1,800,000	1,702,084	(97,916)
11/18/11	Royal Bank of Canada	INR	7,305,600	USD	160,000	149,496	(10,504)
11/18/11	Standard Chartered Bank	INR	138,570,000	USD	3,000,000	2,835,579	(164,421)
11/18/11	UBS	INR	1,044,628,500	USD	22,600,000	21,376,389	(1,223,611)
03/15/12	Credit Suisse	INR	74,685,000	USD	1,500,000	1,503,341	3,341
Indonesian Rupiah/United States Dollar
03/02/12	HSBC	IDR	19,435,500,000	USD	2,100,000	2,163,372	63,372
03/02/12	Standard Chartered Bank	IDR	69,876,000,000	USD	7,900,000	7,777,923	(122,077)
03/02/12	State Street	IDR	271,633,600,000	USD	30,800,000	30,235,637	(564,363)
03/02/12	UBS	IDR	3,488,000,000	USD	400,000	388,251	(11,749)
06/05/12	Deutsche Bank	IDR	17,527,500,000	USD	1,900,000	1,921,866	21,866
06/05/12	Standard Chartered Bank	IDR	274,263,850,000	USD	31,450,000	30,072,647	(1,377,353)
06/05/12	State Street	IDR	52,638,000,000	USD	6,000,000	5,771,683	(228,317)
06/05/12	UBS	IDR	51,986,500,000	USD	5,900,000	5,700,246	(199,754)
09/13/12	Deutsche Bank	IDR	35,644,000,000	USD	3,800,000	3,846,788	46,788
09/13/12	Royal Bank of Canada	IDR	27,042,500,000	USD	2,900,000	2,918,493	18,493
09/13/12	Standard Chartered Bank	IDR	50,356,500,000	USD	5,400,000	5,434,597	34,597
09/13/12	UBS	IDR	88,830,000,000	USD	9,400,000	9,586,751	186,751
Japanese Yen/United States Dollar
01/13/12	Credit Suisse	JPY	466,690,000	USD	5,900,000	5,978,114	78,114

See accompanying notes to financial statements.

2011 Annual Report

11

Statement of Investments (continued)

October 31, 2011

Aberdeen Asia Bond Institutional Fund

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Malaysian Ringgit/United States Dollar
12/08/11	Bank of America	MYR	921,450	USD	300,000	$299,079	$(921)
12/08/11	HSBC	MYR	104,149,440	USD	33,640,000	33,804,258	164,258
12/08/11	Standard Chartered Bank	MYR	1,505,500	USD	500,000	488,647	(11,353)
12/08/11	UBS	MYR	14,335,600	USD	4,800,000	4,652,971	(147,029)
01/31/12	Credit Suisse	MYR	24,101,000	USD	7,700,000	7,803,549	103,549
01/31/12	Deutsche Bank	MYR	13,956,800	USD	4,400,000	4,519,006	119,006
01/31/12	HSBC	MYR	24,733,800	USD	7,800,000	8,008,440	208,440
01/31/12	Standard Chartered Bank	MYR	2,772,000	USD	900,000	897,533	(2,467)
01/31/12	UBS	MYR	25,025,775	USD	8,400,000	8,102,977	(297,023)
New Taiwan Dollar/United States Dollar
05/24/12	Deutsche Bank	TWD	5,604,000	USD	200,000	188,900	(11,100)
Philippine Peso/United States Dollar
11/04/11	Credit Suisse	PHP	8,889,300	USD	210,000	208,512	(1,488)
11/04/11	UBS	PHP	1,398,185,480	USD	33,230,000	32,796,596	(433,404)
11/18/11	HSBC	PHP	63,285,000	USD	1,500,000	1,485,896	(14,104)
11/18/11	Standard Chartered Bank	PHP	88,305,000	USD	2,100,000	2,073,351	(26,649)
02/23/12	Credit Suisse	PHP	144,194,000	USD	3,400,000	3,397,863	(2,137)
03/21/12	Deutsche Bank	PHP	164,936,000	USD	3,800,000	3,888,289	88,289
03/21/12	Royal Bank of Canada	PHP	126,556,000	USD	2,900,000	2,983,498	83,498
03/21/12	UBS	PHP	157,287,000	USD	3,700,000	3,707,966	7,966
Singapore Dollar/United States Dollar
11/18/11	Deutsche Bank	SGD	6,859,790	USD	5,300,000	5,466,839	166,839
11/18/11	Royal Bank of Canada	SGD	17,877,940	USD	13,900,000	14,247,641	347,641
11/18/11	Standard Chartered Bank	SGD	77,983,830	USD	62,180,000	62,148,414	(31,586)
11/18/11	UBS	SGD	4,214,000	USD	3,500,000	3,358,304	(141,696)
03/21/12	Standard Chartered Bank	SGD	1,996,640	SGD	1,600,000	1,592,424	(7,576)
South Korean Won/United States Dollar
11/18/11	Deutsche Bank	KRW	12,055,680,000	USD	11,200,000	10,840,529	(359,471)
11/18/11	Standard Chartered Bank	KRW	8,085,000,000	USD	7,500,000	7,270,073	(229,927)
11/23/11	Credit Suisse	KRW	7,863,960,000	USD	7,100,000	7,063,585	(36,415)
11/23/11	Deutsche Bank	KRW	1,193,830,000	USD	1,100,000	1,072,325	(27,675)
11/23/11	Royal Bank of Canada	KRW	27,315,630,000	USD	24,700,000	24,535,511	(164,489)
11/23/11	Standard Chartered Bank	KRW	58,413,608,000	USD	50,680,000	52,468,412	1,788,412
11/23/11	State Street	KRW	20,767,520,000	USD	17,600,000	18,653,852	1,053,852
11/23/11	UBS	KRW	3,407,210,000	USD	3,100,000	3,060,432	(39,568)
04/24/12	Standard Chartered Bank	KRW	1,566,600,000	USD	1,400,000	1,395,502	(4,498)
Thai Baht/United States Dollar
12/02/11	Deutsche Bank	THB	171,564,400	USD	5,680,000	5,575,160	(104,840)
12/02/11	HSBC	THB	76,607,500	USD	2,500,000	2,489,439	(10,561)
12/02/11	Royal Bank of Canada	THB	36,135,600	USD	1,200,000	1,174,263	(25,737)
12/02/11	Standard Chartered Bank	THB	43,589,000	USD	1,400,000	1,416,469	16,469
						$672,515,062	$(560,938)

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Yuan Renminbi Offshore
05/23/12	Deutsche Bank	USD	6,100,000	CNH	38,980,830	$6,091,556	$8,444
05/23/12	Standard Chartered Bank	USD	4,800,000	CNH	30,786,870	4,811,082	(11,082)
05/23/12	UBS	USD	1,078,000	CNH	6,865,452	1,072,868	5,132

See accompanying notes to financial statements.

Annual Report 2011

12

Statement of Investments (continued)

October 31, 2011

Aberdeen Asia Bond Institutional Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Yuan Renminbi
12/21/11	Standard Chartered Bank	USD	3,400,000	CNY	21,907,900	$3,447,687	$(47,687)
12/21/11	UBS	USD	2,800,000	CNY	18,009,600	2,834,205	(34,205)
01/17/12	Deutsche Bank	USD	9,200,000	CNY	59,027,300	9,284,477	(84,477)
01/17/12	Standard Chartered Bank	USD	21,500,000	CNY	138,083,750	21,719,364	(219,364)
01/17/12	UBS	USD	25,700,000	CNY	164,407,980	25,859,934	(159,934)
United States Dollar/Euro Currency
11/18/11	Deutsche Bank	USD	22,200,000	EUR	16,197,579	22,408,789	(208,789)
11/18/11	HSBC	USD	1,900,000	EUR	1,415,481	1,958,269	(58,269)
11/18/11	Standard Chartered Bank	USD	1,900,000	EUR	1,396,443	1,931,930	(31,930)
11/18/11	UBS	USD	1,200,000	EUR	835,655	1,156,099	43,901
United States Dollar/Indian Rupee
11/18/11	Standard Chartered Bank	USD	2,400,000	INR	110,856,000	2,268,463	131,537
United States Dollar/Indonesian Rupiah
03/02/12	Standard Chartered Bank	USD	11,280,000	IDR	99,390,400,000	11,063,183	216,817
03/02/12	UBS	USD	10,420,000	IDR	91,341,400,000	10,167,245	252,755
06/05/12	Deutsche Bank	USD	4,300,000	IDR	39,594,400,000	4,341,471	(41,471)
06/05/12	Standard Chartered Bank	USD	1,900,000	IDR	16,581,300,000	1,818,116	81,884
06/05/12	UBS	USD	8,100,000	IDR	75,880,800,000	8,320,224	(220,224)
09/13/12	Standard Chartered Bank	USD	6,720,000	IDR	62,775,300,000	6,774,864	(54,864)
United States Dollar/Japanese Yen
01/13/12	Deutsche Bank	USD	22,900,000	JPY	1,750,146,040	22,418,678	481,322
01/13/12	Standard Chartered Bank	USD	2,400,000	JPY	183,816,000	2,354,610	45,390
United States Dollar/Malaysian Ringgit
12/08/11	Bank of America	USD	2,900,000	MYR	8,776,050	2,848,482	51,518
12/08/11	HSBC	USD	2,080,000	MYR	6,439,680	2,090,156	(10,156)
12/08/11	Standard Chartered Bank	USD	19,400,000	MYR	58,238,800	18,902,833	497,167
12/08/11	State Street	USD	12,430,000	MYR	38,634,045	12,539,628	(109,628)
12/08/11	UBS	USD	12,800,000	MYR	38,638,640	12,541,119	258,881
01/31/12	Standard Chartered Bank	USD	12,600,000	MYR	39,451,500	12,773,815	(173,815)
United States Dollar/New Taiwan Dollar
05/24/12	UBS	USD	200,000	TWD	5,592,800	188,522	11,478
United States Dollar/Philippine Peso
11/04/11	Deutsche Bank	USD	20,000,000	PHP	845,800,000	19,839,543	160,457
11/04/11	Royal Bank of Canada	USD	11,900,000	PHP	503,489,000	11,810,110	89,890
11/04/11	Standard Chartered Bank	USD	200,000	PHP	8,496,000	199,287	713
11/04/11	State Street	USD	9,700,000	PHP	412,735,000	9,681,336	18,664
11/18/11	Standard Chartered Bank	USD	1,700,000	PHP	71,485,000	1,678,427	21,573
United States Dollar/Singapore Dollar
11/18/11	Deutsche Bank	USD	5,800,000	SGD	7,324,240	5,836,978	(36,978)
11/18/11	Standard Chartered Bank	USD	8,840,000	SGD	10,834,932	8,634,788	205,212
03/21/12	Standard Chartered Bank	USD	1,600,000	SGD	1,996,640	1,592,424	7,576
United States Dollar/South Korean Won
11/23/11	Credit Suisse	USD	2,500,000	KRW	2,957,500,000	2,656,493	(156,493)
11/23/11	Royal Bank of Canada	USD	15,000,000	KRW	16,904,100,000	15,183,642	(183,642)
11/23/11	Standard Chartered Bank	USD	47,730,000	KRW	54,632,343,000	49,071,995	(1,341,995)
04/24/12	Royal Bank of Canada	USD	9,000,000	KRW	10,333,800,000	9,205,183	(205,183)
04/24/12	Standard Chartered Bank	USD	7,800,000	KRW	8,716,040,000	7,764,108	35,892
United States Dollar/Thai Baht
12/02/11	Deutsche Bank	USD	12,930,000	THB	390,550,650	12,691,341	238,659
12/02/11	HSBC	USD	12,100,000	THB	372,559,000	12,106,684	(6,684)
						$401,940,008	$(532,008)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

2011 Annual Report

13

Statement of Investments (concluded)

October 31, 2011

Aberdeen Asia Bond Institutional Fund

At October 31, 2011, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Depreciation
KRW	5,000,000,000	03/27/18	CITI	Receive	3-Month KWCDC Index	5.10%	$(402,830)
							$(402,830)

See accompanying notes to financial statements.

Annual Report 2011

14

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Unaudited)

The Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Institutional shares at NAV net of fees) returned –3.28% for the annual period ended October 31, 2011, versus the –3.88% return of its benchmark, the MSCI All Country (AC) Asia Pacific ex Japan Index. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific Ex Japan Funds (consisting of 80 funds) was –7.99% for the period.

Asian equity markets fell to their lowest levels in more than a year during the period, but a late rebound helped to mitigate the losses. Early in the period, strong fund inflows lifted markets to new post-credit crisis highs as economies were buoyed by stimulative fiscal and monetary conditions. Sentiment was dented, however, by political upheaval in the Middle East and the significant natural disasters that struck Japan. Adding to the dismal mood was the unprecedented downgrade of America’s sovereign credit rating, Europe’s deepening sovereign debt crisis, and China’s aggressive credit tightening. Towards the end of the period, Asian stock markets bounced back on optimism over Europe’s progress in tackling the debt crisis. Improving U.S. economic growth and China’s tentative steps toward monetary policy easing also helped lift regional markets. Nonetheless, the late gains failed to reverse earlier losses.

At the stock level, our holdings in Hong Kong-based conglomerate Jardine Strategic, semiconductor equipment supplier ASM Pacific Technology, and Siam Cement contributed most to relative performance over the period. Jardine Strategic performed well due to the robust performances of its underlying businesses. ASM Pacific benefited from improved demand in the earlier part of the reporting period, but its stock price declined later as the operating environment turned negative. Siam Cement’s shares were buoyant as the company posted better-than-expected quarterly profits during the period.

In contrast, lender Standard Chartered underperformed despite posting record profits, as the financial sector remained weak amid the European sovereign debt crisis, as well as fears of new laws and taxes affecting UK-headquartered banks. Other detractors from relative performance were our lack of exposure to Australian lender Commonwealth Bank, and to Korean carmaker Hyundai Motor Co., which benefited from the lower output by Japanese auto-makers which had been affected by the earthquake-induced supply disruptions.

Regarding portfolio activity during the period, we initiated a holding for the Fund in Hong Kong-listed lender HSBC Holdings, which we feel has a strong Asian franchise and capital position. Trading at a small premium to book value, we believe that it compares favorably to its Asian-listed peers. We funded this purchase by trimming our long-term holding in Public Bank. While the Malaysian bank’s results have remained relatively strong, we feel that this is reflected in its current valuation. Therefore, we reduced its weighting in the portfolio. We also decreased our exposure to Singapore-based telecom SingTel on strong relative share price performance.

The Fund’s largest absolute stock positions at the end of the annual period were Oversea-Chinese Banking Corporation (OCBC), QBE Insurance, and Samsung Electronics. We believe OCBC is a proxy for domestic consumption growth in Asia with a meaningful presence in Singapore, Malaysia and Indonesia, and a small, but increasing, footprint in China and Vietnam. The company is able to differentiate itself with a full suite of products ranging from core lending to insurance and wealth management, while remaining conservative. QBE is one of Australia’s leading general insurance and reinsurance companies. Its business is diversified geographically across five locations, and it has a long-term track record of generating positive shareholder returns. Finally, Samsung Electronics is a leading semiconductor company which is also a major player in mobile phones and TFT-LCDs. The Fund holds the preferred shares, which trade at a discount to the ordinary shares.

Portfolio Management:

Aberdeen Asia Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate and credit risks. The Fund invests in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market counties.

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Please read the prospectus for more detailed information regarding these risks.

2011 Annual Report

15

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2011)		1 Yr.		Inception[1]
Institutional Service Class[2]	w/o SC	(3.20%	)	7.07%
Institutional Class[2]	w/o SC	(3.28%	)	7.07%

1	Fund commenced operations on November 16, 2009.
2	Not subject to any sales charges.

Annual Report 2011

16

Aberdeen Asia-Pacific (ex-Japan) Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Index is a capitalization-weighted index maintained by Morgan Stanley Capital International that monitors the performance of stocks from the Asia Pacific region excluding the country of Japan. As of October 31, 2011, the members of the MSCI AC Asia Pacific ex Japan index were: Australia; China; Hong Kong; India; Indonesia; Korea; Malaysia; New Zealand; Philippines; Singapore; Taiwan; and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Common Stocks	96.0%
Preferred Stocks	4.2%
Liabilities in excess of other assets	(0.2%	)
	100.0%

Top Industries
Commercial Banks	20.3%
Real Estate Management & Development	12.6%
Semiconductors & Semiconductor Equipment	9.7%
Metals & Mining	7.1%
Insurance	6.1%
Oil, Gas & Consumable Fuels	5.6%
Wireless Telecommunication Services	4.5%
Industrial Conglomerates	4.3%
Food & Staples Retailing	3.9%
Construction Materials	3.9%
Other	22.0%
100.0%

Top Holdings*
Oversea-Chinese Banking Corp. Ltd.	4.5%
QBE Insurance Group Ltd.	4.4%
Samsung Electronics Co. Ltd., Preferred Shares	4.2%
Jardine Strategic Holdings Ltd.	4.1%
Rio Tinto PLC	4.0%
Standard Chartered PLC	4.0%
Housing Development Finance Corp. Ltd.	3.7%
Infosys Technologies Ltd.	3.5%
Swire Pacific Ltd., Class A	3.5%
City Developments Ltd.	3.3%
Other	60.8%
100.0%

Top Countries
Hong Kong	22.6%
Singapore	17.8%
India	13.1%
United Kingdom	11.1%
Republic of South Korea	6.9%
Australia	5.8%
China	5.6%
Thailand	5.2%
Taiwan	5.0%
Malaysia	3.5%
Other	3.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2011 Annual Report

17

Statement of Investments

October 31, 2011

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.0%)
AUSTRALIA (5.8%)
Food & Staples Retailing (1.4%)
Woolworths Ltd. (a)	$253,556	$6,338,347
Insurance (4.4%)
QBE Insurance Group Ltd. (a)	1,248,150	19,212,661
		25,551,008
CHINA (5.6%)
Oil, Gas & Consumable Fuels (2.9%)
PetroChina Co. Ltd., H Shares (a)	9,726,000	12,626,217
Wireless Telecommunication Services (2.7%)
China Mobile Ltd. (a)	1,250,500	11,885,172
		24,511,389
HONG KONG (22.6%)
Commercial Banks (3.8%)
Dah Sing Banking Group Ltd. (a)	1,707,520	1,661,245
HSBC Holdings PLC (a)	1,177,654	10,294,557
Wing Hang Bank Ltd. (a)	502,049	4,540,301
		16,496,103
Distributors (1.3%)
Li & Fung Ltd. (a)	2,844,000	5,480,939
Food & Staples Retailing (1.4%)
Dairy Farm International Holdings Ltd. (a)	774,900	6,278,786
Industrial Conglomerates (4.1%)
Jardine Strategic Holdings Ltd. (a)	614,500	18,017,832
Insurance (1.7%)
AIA Group Ltd. (a)	2,419,000	7,396,670
Real Estate Management & Development (8.0%)
Hang Lung Group Ltd. (a)	1,167,000	7,070,119
Hang Lung Properties Ltd. (a)	1,333,000	4,829,165
Sun Hung Kai Properties Ltd. (a)	582,000	7,991,249
Swire Pacific Ltd., Class A (a)	1,305,000	15,096,655
		34,987,188
Semiconductors & Semiconductor Equipment (2.3%)
ASM Pacific Technology Ltd. (a)	916,200	10,054,858
		98,712,376
INDIA (13.1%)
Automobiles (1.6%)
Hero Motocorp Ltd. (a)	154,253	6,890,278
Chemicals (0.7%)
Grasim Industries Ltd. (a)	42,024	2,136,289
Grasim Industries Ltd. GDR, REG S (a)(b)	20,080	1,017,655
		3,153,944
Commercial Banks (1.1%)
ICICI Bank Ltd. (a)	$191,200	$3,604,135
ICICI Bank Ltd. ADR	26,800	995,888
		4,600,023
Construction Materials (1.4%)
Ultratech Cement Ltd. (a)	264,142	6,236,338
Ultratech Cement Ltd. GDR, REG S (b)	330	7,811
		6,244,149
Information Technology Services (3.6%)
Infosys Ltd. (a)	262,250	15,312,138
Infosys Ltd. ADR	10,390	608,750
		15,920,888
Pharmaceuticals (1.0%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	103,230	4,353,236
Thrifts & Mortgage Finance (3.7%)
Housing Development Finance Corp. (a)	1,138,373	16,004,719
		57,167,237
INDONESIA (1.3%)
Household Products (1.3%)
PT Unilever Indonesia Tbk (a)	3,113,500	5,473,454
MALAYSIA (3.5%)
Commercial Banks (2.4%)
CIMB Group Holdings Bhd (a)	2,517,000	6,178,264
Public Bank Bhd (Foreign Mkt) (a)	1,044,500	4,315,052
		10,493,316
Tobacco (1.1%)
British American Tobacco Bhd (a)	315,500	4,749,862
		15,243,178
PHILIPPINES (2.3%)
Commercial Banks (1.0%)
Bank of the Philippine Islands (a)	3,373,462	4,555,652
Real Estate Management & Development (1.3%)
Ayala Land, Inc. (a)	14,972,700	5,612,542
		10,168,194
REPUBLIC OF SOUTH KOREA (2.7%)
Commercial Banks (1.2%)
BS Financial Group, Inc.* (a)	238,460	2,624,497
DGB Financial Group, Inc.*	218,120	2,745,691
		5,370,188
Food & Staples Retailing (1.1%)
E-Mart Co. Ltd.*	17,770	4,642,136
Multiline Retail (0.4%)
Shinsegae Co. Ltd. (a)	7,269	1,828,150
		11,840,474

See accompanying notes to financial statements.

Annual Report 2011

18

Statement of Investments (concluded)

October 31, 2011

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

	Shares or Principal Amount	Value
SINGAPORE (17.8%)
Aerospace & Defense (2.5%)
Singapore Technologies Engineering Ltd. (a)	$4,819,000	$10,795,539
Airlines (1.6%)
Singapore Airlines Ltd. (a)	755,000	6,977,843
Commercial Banks (6.8%)
Oversea-Chinese Banking Corp. Ltd. (a)	2,910,864	19,488,111
United Overseas Bank Ltd. (a)	745,945	10,116,906
		29,605,017
Diversified Telecommunication Services (2.5%)
Singapore Telecommunications Ltd. (a)	4,356,000	11,172,144
Electronic Equipment, Instruments & Components (0.9%)
Venture Corp. Ltd. (a)	738,000	3,936,059
Industrial Conglomerates (0.2%)
Keppel Corp. Ltd. (a)	126,000	943,251
Real Estate Management & Development (3.3%)
City Developments Ltd. (a)	1,691,000	14,582,587
		78,012,440
TAIWAN (5.0%)
Semiconductors & Semiconductor Equipment (3.2%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	5,671,000	13,819,526
Wireless Telecommunication Services (1.8%)
Taiwan Mobile Co. Ltd. (a)	2,816,100	8,069,543
		21,889,069
THAILAND (5.2%)
Construction Materials (2.5%)
Siam Cement PCL, Foreign Shares (a)	887,800	10,633,965
Oil, Gas & Consumable Fuels (2.7%)
PTT Exploration & Production PCL, Foreign Shares	2,289,000	11,887,650
		22,521,615
UNITED KINGDOM (11.1%)
Commercial Banks (4.0%)
Standard Chartered PLC (a)	$737,992	$17,220,545
Metals & Mining (7.1%)
BHP Billiton PLC (a)	437,073	13,763,200
Rio Tinto PLC (a)	321,740	17,405,783
		31,168,983
		48,389,528
Total Common Stocks		419,479,962
PREFERRED STOCKS (4.2%)
REPUBLIC OF SOUTH KOREA (4.2%)
Semiconductors & Semiconductor Equipment (4.2%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	$32,173	$18,356,268
Total Preferred Stocks		18,356,268
Total Investments (Cost $434,624,574) (c)—100.2%		437,836,230

Liabilities in excess of other assets—(0.2)%		(685,480)
Net Assets—100.0%		$437,150,750

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2011 Annual Report

19

Aberdeen Emerging Markets Institutional Fund (Unaudited)

The Aberdeen Emerging Markets Institutional Fund (Institutional shares at NAV net of fees) returned -3.14% for the annual period ended October 31, 2011, versus -7.44% for its benchmark, MSCI Emerging Markets Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Emerging Markets Funds (consisting of 404 funds) was -10.76% for the period.

Emerging market equities, as measured by the MSCI Emerging Markets Index, fell during the annual period as confidence ebbed and investors sought safe-haven assets. Steady corporate earnings and hopes of further U.S. quantitative easing supported early gains. However, concerns about overheating and inflation, coupled with political unrest in the Middle East, prompted a rotation into developed stock markets in the first quarter of 2011. Emerging stock markets subsequently recovered on hopes that economic growth in developing nations will withstand further monetary tightening. But the worsening debt crisis in Europe over the summer interrupted the rally. Doubts over the viability of the region’s banks compounded fears of a double-dip recession in the West. The unprecedented downgrade of the U.S. government’s credit rating and a potential economic “hard landing” in China further unnerved investors. While an apparent breakthrough in Europe towards the end of the period boosted confidence that the debt crisis could be contained, most emerging stock markets still ended the year lower.

The key contributors to the Fund’s relative return among individual stock positions for the reporting period were Mexican convenience store retailer and beverage company Femsa, Brazilian fuels and chemicals distributor Ultrapar, and Indonesian conglomerate Astra International. Femsa held up exceptionally well amid the stock market volatility due to the defensive nature of its business and solid earnings that were driven by healthy same-store sales growth at its Oxxo convenience store chain, as well as the strong performance from its Coca-Cola-bottling subsidiary. Ultrapar was aided by the conversion of its preferred shares into common stock with full voting rights. The company also posted relatively positive earnings results during the period. Astra International benefited from robust results that were driven by continued growth in the auto business and related financing arm, reflecting the resilience of the domestic economy.

The main laggard among our individual holdings was Turkish lender Akbank. The bank’s shares fell in tandem with those of other domestic financials as investors remain concerned about the central bank’s unorthodox and complicated monetary policy. Sluggish sales in the U.S., along with local fiscal austerity measures and pricing regulations weighed on Hungarian pharmaceutical company Gedeon Richter. The closing of recent acquisitions also affected profitability in the short term. The absence of a position in Hyundai Motor Co. hurt the Fund’s relative performance as the Korean auto-maker benefited from the short-term impact of production cuts in Japan following that country’s earthquake and tsunami.

We established new positions in three holdings and exited two positions during the annual period. We purchased shares of Turkish bank Garanti and leading brewer SABMiller after initiating a holding in Thai lender Siam Commercial Bank earlier in the review period. We feel that Garanti is a high-quality, attractively valued bank with a solid domestic retail franchise. SABMiller is one of the world’s largest brewers with a stable of highly recognizable brands and is a leader in most of the markets in which it operates. In our view, Siam Commercial Bank is a well-managed lender in Thailand’s under-penetrated financial services sector. We sold two Israeli holdings–Teva Pharmaceuticals and Check Point Software–in the first half of the reporting period.

The Fund’s largest individual stock holdings at the end of the reporting period were Vale, Samsung Electronics and China Mobile. Vale is the world’s lowest-cost iron ore producer and, in recent years, has made acquisitions to diversify its asset base. We believe that it stands to gain from the growing demand for commodities over the long term. Samsung Electronics is not only a leading Korean semiconductor company but also a major player in mobile phones and TFT-LCDs. It has a strong competitive position across each of its three business segments. China Mobile is the largest mobile telecom operator in an under-penetrated domestic environment. The company continues to gain market share in terms of new subscribers, despite increasing competition after sector restructuring; its balance sheet is also strong, with a net-cash position.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate and credit risks. The Fund invests in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market counties.

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Please read the prospectus for more detailed information regarding these risks.

Annual Report 2011

20

Aberdeen Emerging Markets Institutional Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.		Inception[2]
Institutional Service Class[3,4]	w/o SC	(3.41%	)	9.35%
Institutional Class[4]	w/o SC	(3.14%	)	9.39%

1	Returns presented for the Fund for periods prior to November 24, 2009 reflect the performance of the predecessor fund, the Aberdeen Emerging Markets Fund, a series of The Advisors’ Inner Circle Fund II (the “Advisors’ Predecessor Fund”). The Fund has adopted the performance of the Advisors’ Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Advisors’ Predecessor Fund. The Fund and the Advisors’ Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 12, 2007.
3	Returns before the first offering of the Institutional Service Class (November 24, 2009) are based on the previous performance of the Institutional Class Shares. This performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
4	Not subject to any sales charges.

2011 Annual Report

21

Aberdeen Emerging Markets Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Institutional Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Common Stocks	80.7%
Preferred Stocks	15.7%
Repurchase Agreement	3.2%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries
Commercial Banks	21.9%
Oil, Gas & Consumable Fuels	14.0%
Semiconductors & Semiconductor Equipment	7.5%
Real Estate Management & Development	7.1%
Wireless Telecommunication Services	5.7%
Metals & Mining	4.4%
Food & Staples Retailing	4.4%
Automobiles	4.3%
Beverages	3.9%
Construction Materials	2.9%
Other	23.9%
100.0%

Top Holdings*
Vale SA ADR, Preferred Shares	4.4%
Samsung Electronics Co. Ltd., Preferred Shares	4.1%
China Mobile Ltd.	3.7%
Petroleo Brasileiro SA ADR, Preferred Shares	3.7%
Banco Bradesco SA ADR, Preferred Shares	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.4%
PetroChina Co. Ltd., H Shares	3.0%
Fomento Economico Mexicano SAB de CV ADR	2.9%
LUKOIL OAO ADR	2.8%
Infosys Ltd.	2.8%
Other	65.7%
100.0%

Top Countries
Brazil	18.4%
India	12.7%
Mexico	6.7%
China	6.7%
Hong Kong	6.5%
Republic of South Korea	5.7%
Thailand	5.1%
South Africa	5.0%
Turkey	4.9%
Taiwan	4.6%
Other	23.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2011

22

Statement of Investments

October 31, 2011

Aberdeen Emerging Markets Institutional Fund

	Shares or Principal Amount	Value
COMMON STOCKS (80.7%)
BRAZIL (6.8%)
Multiline Retail (1.6%)
Lojas Renner SA	$2,471,521	$74,943,870
Oil, Gas & Consumable Fuels (2.4%)
Ultrapar Participacoes SA	6,633,000	118,222,209
Real Estate Management & Development (1.1%)
Multiplan Empreendimentos Imobiliarios SA	2,734,484	55,299,697
Tobacco (1.7%)
Souza Cruz SA	6,528,000	80,076,699
		328,542,475
CHILE (2.0%)
Commercial Banks (2.0%)
Banco Santander Chile ADR	1,196,000	97,689,280
CHINA (6.7%)
Oil, Gas & Consumable Fuels (3.0%)
PetroChina Co. Ltd., H Shares (a)	108,956,000	141,445,821
Wireless Telecommunication Services (3.7%)
China Mobile Ltd. (a)	18,841,500	179,075,946
		320,521,767
HONG KONG (6.5%)
Insurance (1.6%)
AIA Group Ltd. (a)	25,312,000	77,397,481
Real Estate Management & Development (4.9%)
Hang Lung Group Ltd. (a)	18,996,000	115,084,816
Swire Pacific Ltd., Class A (a)	7,405,000	85,663,397
Swire Pacific Ltd., Class B (a)	14,405,000	32,976,651
		233,724,864
		311,122,345
HUNGARY (1.8%)
Hotels, Restaurants & Leisure (0.0%)
Danubius Hotel and SpA PLC*	2,039	28,304
Pharmaceuticals (1.8%)
Richter Gedeon Nyrt. (a)	493,455	79,268,526
Richter Gedeon Nyrt. GDR (a)(b)	41,000	6,616,560
		85,885,086
		85,913,390
INDIA (12.7%)
Automobiles (1.8%)
Hero Motocorp Ltd. (a)	1,950,315	87,118,003
Chemicals (0.6%)
Grasim Industries Ltd. (a)	545,630	27,737,092
Commercial Banks (1.3%)
ICICI Bank Ltd. (a)	3,294,000	62,092,157
ICICI Bank Ltd. ADR	1,100	40,876
		62,133,033
Construction Materials (1.1%)
Ultratech Cement Ltd. (a)	$2,309,217	$54,520,132
Household Products (1.0%)
Hindustan Unilever Ltd. (a)	5,900,000	45,264,831
Information Technology Services (2.8%)
Infosys Ltd. (a)	2,323,515	135,664,377
Pharmaceuticals (0.9%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	1,040,223	43,866,471
Thrifts & Mortgage Finance (2.4%)
Housing Development Finance Corp. (a)	8,299,613	116,686,686
Wireless Telecommunication Services (0.8%)
Bharti Airtel Ltd. (a)	4,630,000	37,045,300
		610,035,925
INDONESIA (2.5%)
Automobiles (2.5%)
PT Astra International Tbk (a)	15,500,000	119,517,123
ITALY (2.2%)
Energy Equipment & Services (2.2%)
Tenaris SA ADR	3,273,100	104,117,311
MALAYSIA (2.5%)
Commercial Banks (2.5%)
CIMB Group Holdings Bhd (a)	32,781,600	80,466,188
Public Bank Bhd (Foreign Mkt) (a)	9,531,400	39,376,242
		119,842,430
MEXICO (6.7%)
Beverages (2.9%)
Fomento Economico Mexicano SAB de CV ADR	2,070,000	138,793,500
Commercial Banks (2.7%)
Grupo Financiero Banorte SAB de CV	37,414,200	127,596,263
Food & Staples Retailing (0.4%)
Organizacion Soriana SAB de CV, Class B*	9,853,779	21,442,154
Household Durables (0.0%)
Consorcio ARA SAB de CV	3,467,000	952,144
Transportation Infrastructure (0.7%)
Grupo Aeroportuario del Sureste SAB de CV ADR, B Shares	614,015	35,367,264
		324,151,325
PHILIPPINES (2.1%)
Commercial Banks (1.0%)
Bank of the Philippine Islands (a)	35,512,217	47,957,055
Real Estate Management & Development (1.1%)
Ayala Land, Inc. (a)	144,552,000	54,185,566
		102,142,621

See accompanying notes to financial statements.

2011 Annual Report

23

Statement of Investments (concluded)

October 31, 2011

Aberdeen Emerging Markets Institutional Fund

	Shares or Principal Amount	Value
POLAND (1.7%)
Commercial Banks (1.7%)
Bank Pekao SA (a)	$1,797,073	$83,205,177
REPUBLIC OF SOUTH KOREA (1.6%)
Commercial Banks (0.1%)
BS Financial Group, Inc.* (a)	232,010	2,553,508
DGB Financial Group, Inc.*	155,190	1,953,529
		4,507,037
Food & Staples Retailing (1.0%)
E-Mart Co. Ltd.*	180,316	47,104,748
Multiline Retail (0.5%)
Shinsegae Co. Ltd. (a)	100,684	25,321,982
		76,933,767
RUSSIA (2.8%)
Oil, Gas & Consumable Fuels (2.8%)
LUKOIL OAO ADR	2,352,000	136,655,198
SOUTH AFRICA (5.0%)
Beverages (1.0%)
SABMiller PLC (a)	1,361,663	50,295,324
Food & Staples Retailing (1.5%)
Massmart Holdings Ltd. (a)	3,506,716	69,819,712
Specialty Retail (2.5%)
Truworths International Ltd. (a)	11,777,801	118,521,623
		238,636,659
TAIWAN (4.6%)
Semiconductors & Semiconductor Equipment (3.4%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	68,249,809	166,316,346
Wireless Telecommunication Services (1.2%)
Taiwan Mobile Co. Ltd. (a)	19,816,255	56,783,541
		223,099,887
THAILAND (5.1%)
Commercial Banks (1.2%)
Siam Commercial Bank PCL, Foreign Shares	15,800,000	59,713,607
Construction Materials (1.8%)
Siam Cement PCL, Foreign Shares (a)	7,297,800	87,412,193
Oil, Gas & Consumable Fuels (2.1%)
PTT Exploration & Production PCL, Foreign Shares (a)	18,963,500	98,484,689
		245,610,489
TURKEY (4.9%)
Commercial Banks (3.4%)
Akbank T.A.S. (a)	32,082,333	116,842,155
Turkiye Garanti Bankasi A.S. (a)	13,639,000	47,853,346
		164,695,501
Food & Staples Retailing (1.5%)
BIM Birlesik Magazalar A.S. (a)	$2,310,187	$70,225,473
		234,920,974
UNITED KINGDOM (2.5%)
Commercial Banks (2.5%)
Standard Chartered PLC—London Listing (a)	5,187,750	121,052,641
Total Common Stocks		3,883,710,784
PREFERRED STOCKS (15.7%)
BRAZIL (11.6%)
Commercial Banks (3.5%)
Banco Bradesco SA ADR, Preferred Shares	9,344,180	170,064,076
Metals & Mining (4.4%)
Vale SA ADR, Preferred Shares	9,009,000	212,612,400
Oil, Gas & Consumable Fuels (3.7%)
Petroleo Brasileiro SA ADR, Preferred Shares	6,923,000	175,082,670
		557,759,146
REPUBLIC OF SOUTH KOREA (4.1%)
Semiconductors & Semiconductor Equipment (4.1%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	346,893	197,919,403
Total Preferred Stocks		755,678,549
REPURCHASE AGREEMENT (3.2%)
UNITED STATES (3.2%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $153,404,043 collateralized by $58,450,000 U.S. Treasury Note, maturing 5/31/16; market value of $61,044,362 and $92,765,000 U.S. Treasury Note, maturing 6/30/16; market value of $95,431,994	153,404,000	153,404,000
Total Repurchase Agreement		153,404,000
Total Investments (Cost $4,355,007,370) (c)—99.6%		4,792,793,333

Other assets in excess of liabilities—0.4%		18,200,182
Net Assets—100.0%		$4,810,993,515

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2011

24

Aberdeen International Equity Institutional Fund (Unaudited)

The Aberdeen International Equity Institutional Fund (Institutional shares at NAV net of fees) returned 2.13% for the annual period ended October 31, 2011, versus –4.25% for its benchmark, MSCI All Country World ex. U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 343 funds) was –5.53% for the period.

Most major global equity markets outside of North America declined during the reporting period amid mixed news releases. Investor sentiment was hurt mainly by the widening sovereign debt crisis in the Eurozone, widespread political unrest in the Middle East, natural disasters in Japan, and concerns over the health of the global economy. The political impasse over the U.S. fiscal deficit and the Federal Reserve’s cautious economic outlook also dented confidence. In turn, the Fed pledged to keep interest rates low until mid-2013 and implemented additional quantitative easing measures. Additionally, credit rating downgrades of developed nations, including the U.S., Italy and Japan, heightened global risk aversion. That led global equities to underperform bond markets worldwide amid a flight to safety. However, markets rebounded sharply towards the end of the period when an apparent breakthrough in European lenders’ discussions and quantitative easing measures provided some short-term relief.

Stock selection in the financials and information technology sectors provided the most positive relative returns for the annual period. The top individual stock contributors included British American Tobacco, Taiwan Semiconductor Manufacturing (TSMC) and Swiss drug-maker Roche Holding. British American Tobacco posted relatively strong revenue growth, helped by its acquisition of Indonesian tobacco company PT Bentoel Investama and favorable exchange-rate movements. TSMC’s share price climbed after it signed new contracts with U.S. PC chip-maker Intel and the State of New York and consistently posted better-than-expected quarterly results thanks to increased demand for smartphones and tablets. Roche Holding raised its full-year profit forecast and acquired German healthcare supplies company MTM Laboratories, which we feel should enhance its cervical cancer diagnostic testing services. Roche also benefited from the weakening of the Swiss franc towards the end of the period, which boosted the value of its exports.

In sector terms, our holdings in the energy sector were the main laggards. Regarding stock selection, the main detractors from relative performance included German retailer Metro, Dutch electronics company Philips Electronics, and Italian pipe-maker Tenaris. Metro’s second-quarter profits declined after its Media-Saturn consumer electronics unit posted its first loss in 20 years; Philips Electronics also posted weaker second-quarter earnings. We subsequently exited our positions in both stocks. Finally, Tenaris was negatively affected by the decline in the oil price and increase in other raw material costs.

During the period, we initiated holdings in several companies which we believed were trading at attractive valuations. We feel that Swedish industrial company Atlas Copco has a firm business structure and sound management strategy. In our view, Swiss elevator manufacturer Schindler benefits from a strong industry position and good long-term prospects. We like French utility group GDF Suez and Canadian telco Telus Corp. for their solid cash flows; UK-based HSBC in our view has a strong Asian and emerging markets franchise and robust capital position. Mexican convenience store and beverage company Femsa in our view is benefiting from reliable cash flows. Conversely, we exited our holding in German sports equipment-maker Adidas as we feel that there are better investment opportunities elsewhere. We also sold the position in German utility group E.On as regulation of the domestic energy market was becoming increasingly opaque.

The Fund’s largest absolute stock positions at the end of the reporting period were Swiss drug-maker Roche Holding and two UK-based companies: British American Tobacco and wireless telecommunications company Vodafone Group. Roche Holding has one of the highest earnings visibilities within the sector, driven by the synergies from its acquisition of Genentech, as well as its existing stable of products. British American Tobacco has exposure to the higher-growth emerging markets. The global tobacco company in our view has robust cash flows and an extensive cost-cutting program. Vodafone is a UK-based mobile phone operator with a diversified geographical business. We like its robust balance sheet and cash-flow generation, which we believe should be further boosted following subsidiary Verizon Wireless’s dividend payout.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate and credit risks. The Fund invests in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market counties.

Please read the prospectus for more detailed information regarding these risks.

2011 Annual Report

25

Aberdeen International Equity Institutional Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2011)		1 Yr.	5 Yr.		10 Yr.
Institutional Service Class[2,4]	w/o SC	2.24%	(0.23%	)	5.01%
Institutional Class[3,4]	w/o SC	2.13%	(0.08%	)	5.27%

1	Returns presented for the Fund for periods prior to July 12, 2010 reflect the performance of the Pacific Capital International Stock Fund (the “International Stock Predecessor Fund”), a series of the Pacific Capital Funds. The Fund has adopted the performance of the International Stock Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the International Stock Predecessor Fund. The Fund and the International Stock Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Institutional Service Class shares acquired the assets of the Class A, Class B, and Class C shares of the International Stock Predecessor Fund. Returns through July 12, 2010 are based on the performance of Class A shares of the International Stock Predecessor Fund.
3	Institutional Class shares acquired the assets of the Class Y shares of the International Stock Predecessor Fund. Returns through July 12, 2010 are based on the performance of Class Y shares of the International Stock Predecessor Fund.
4	Not subject to any sales charges.

Annual Report 2011

26

Aberdeen International Equity Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2011)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen International Equity Institutional Fund, the Morgan Stanley Capital International All Country (MSCI AC) World ex U.S Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2011. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World ex U.S. Index is an unmanaged, free float-adjusted market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2011

Asset Allocation
Common Stocks	91.3%
Preferred Stocks	8.2%
Repurchase Agreement	0.3%
Other assets in excess of liabilities	0.2%
100.0%

Top Industries
Commercial Banks	12.5%
Pharmaceuticals	10.7%
Oil, Gas & Consumable Fuels	9.9%
Insurance	9.3%
Semiconductors & Semiconductor Equipment	7.1%
Wireless Telecommunication Services	6.9%
Machinery	4.9%
Tobacco	4.6%
Real Estate Management & Development	4.5%
Multi-Utilities	3.7%
Other	25.9%
100.0%

Top Holdings*
Roche Holding AG	4.6%
British American Tobacco PLC	4.6%
Vodafone Group PLC	4.5%
QBE Insurance Group Ltd.	4.2%
Zurich Financial Services AG	4.1%
Novartis AG	3.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
Nestle SA	3.4%
Banco Bradesco SA ADR, Preferred Shares	3.3%
Eni SpA	3.1%
Other	60.9%
100.0%

Top Countries
United Kingdom	22.3%
Switzerland	17.0%
Japan	9.6%
Brazil	6.1%
Italy	5.8%
Singapore	5.6%
Sweden	5.2%
France	4.8%
China	4.4%
Australia	4.2%
Other	15.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2011 Annual Report

27

Statement of Investments

October 31, 2011

Aberdeen International Equity Institutional Fund

	Shares or Principal Amount	Value
COMMON STOCKS (91.3%)
AUSTRALIA (4.2%)
Insurance (4.2%)
QBE Insurance Group Ltd. (a)	$697,400	$10,735,016
CANADA (3.0%)
Diversified Telecommunication Services (0.9%)
Telus Corp.	40,800	2,195,239
Road & Rail (2.1%)
Canadian National Railway Co.	70,300	5,506,921
		7,702,160
CHINA (4.4%)
Oil, Gas & Consumable Fuels (2.0%)
PetroChina Co. Ltd., H Shares (a)	4,008,000	5,203,154
Wireless Telecommunication Services (2.4%)
China Mobile Ltd. (a)	640,727	6,089,685
		11,292,839
FRANCE (4.8%)
Electrical Equipment (1.4%)
Schneider Electric SA (a)	61,400	3,605,388
Food & Staples Retailing (2.1%)
Casino Guichard-Perrachon SA (a)	56,000	5,243,700
Multi-Utilities (1.3%)
GDF Suez (a)	118,100	3,327,197
		12,176,285
HONG KONG (1.5%)
Real Estate Management & Development (1.5%)
Swire Pacific Ltd., Class A (a)	324,000	3,748,135
ITALY (5.8%)
Energy Equipment & Services (2.7%)
Tenaris SA ADR	217,000	6,902,770
Oil, Gas & Consumable Fuels (3.1%)
Eni SpA (a)	355,200	7,851,305
		14,754,075
JAPAN (9.6%)
Chemicals (1.9%)
Shin-Etsu Chemical Co. Ltd. (a)	94,531	4,854,618
Machinery (1.5%)
Fanuc Corp. (a)	23,900	3,864,395
Office Electronics (2.5%)
Canon, Inc. (a)	138,449	6,285,281
Pharmaceuticals (2.3%)
Takeda Pharmaceutical Co. Ltd. (a)	132,755	5,984,780
Real Estate Management & Development (1.4%)
Daito Trust Construction Co. Ltd. (a)	39,900	3,535,160
		24,524,234
MEXICO (1.9%)
Beverages (1.9%)
Fomento Economico Mexicano SAB de CV ADR	$74,000	$4,961,700
REPUBLIC OF SOUTH KOREA (1.5%)
Semiconductors & Semiconductor Equipment (1.5%)
Samsung Electronics Co. Ltd., GDR (b)	13,551	3,898,623
SINGAPORE (5.6%)
Commercial Banks (2.0%)
Oversea-Chinese Banking Corp. Ltd. (a)	763,675	5,112,772
Diversified Telecommunication Services (2.0%)
Singapore Telecommunications Ltd. (a)	2,005,000	5,142,366
Real Estate Management & Development (1.6%)
City Developments Ltd. (a)	474,000	4,087,609
		14,342,747
SPAIN (1.0%)
Insurance (1.0%)
Mapfre SA (a)	711,800	2,600,887
SWEDEN (5.2%)
Commercial Banks (2.1%)
Nordea Bank AB (a)	594,000	5,394,038
Communications Equipment (2.0%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	481,400	5,017,884
Machinery (1.1%)
Atlas Copco AB, A Shares (a)	127,200	2,765,262
		13,177,184
SWITZERLAND (17.0%)
Food Products (3.4%)
Nestle SA (a)	151,800	8,779,757
Insurance (4.1%)
Zurich Financial Services AG* (a)	45,200	10,416,047
Machinery (1.1%)
Schindler Holding AG (a)	22,700	2,658,277
Pharmaceuticals (8.4%)
Novartis AG (a)	173,500	9,774,169
Roche Holding AG (a)	71,500	11,730,957
		21,505,126
		43,359,207
TAIWAN (3.5%)
Semiconductors & Semiconductor Equipment (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	3,659,000	8,916,530
UNITED KINGDOM (22.3%)
Commercial Banks (5.1%)
HSBC Holdings PLC (a)	607,200	5,298,007
Standard Chartered PLC (a)	333,300	7,777,330
		13,075,337

See accompanying notes to financial statements.

Annual Report 2011

28

Statement of Investments (concluded)

October 31, 2011

Aberdeen International Equity Institutional Fund

	Shares or Principal Amount	Value
Machinery (1.2%)
Weir Group PLC (The) (a)	$96,500	$2,956,449
Metals & Mining (2.5%)
BHP Billiton PLC (a)	83,100	2,616,776
Rio Tinto PLC (a)	72,100	3,900,531
		6,517,307
Multi-Utilities (2.4%)
Centrica PLC (a)	1,300,200	6,189,730
Oil, Gas & Consumable Fuels (2.0%)
Royal Dutch Shell PLC, Class A (a)	144,900	5,133,162
Tobacco (4.6%)
British American Tobacco PLC (a)	255,000	11,691,830
Wireless Telecommunication Services (4.5%)
Vodafone Group PLC (a)	4,120,600	11,441,609
		57,005,424
Total Common Stocks		233,195,046
PREFERRED STOCKS (8.2%)
BRAZIL (6.1%)
Commercial Banks (3.3%)
Banco Bradesco SA ADR, Preferred Shares	461,400	8,397,480
Oil, Gas & Consumable Fuels (2.8%)
Petroleo Brasileiro SA ADR, Preferred Shares	284,200	7,187,418
		15,584,898
REPUBLIC OF SOUTH KOREA (2.1%)
Semiconductors & Semiconductor Equipment (2.1%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)(b)	$19,649	$5,504,675
		5,504,675
Total Preferred Stocks		21,089,573
REPURCHASE AGREEMENT (0.3%)
UNITED STATES (0.3%)
State Street Bank, 0.01%, dated 10/31/11, due 11/01/11, repurchase price $786,000 collateralized by U.S. Treasury Note, maturing 05/31/16; total market value $804,177	786,000	786,000
Total Repurchase Agreement		786,000
Total Investments (Cost $244,909,348) (c)—99.8%		255,070,619

Other assets in excess of liabilities—0.2%		448,622
Net Assets—100.0%		$255,519,241

*	Non income-producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2011 Annual Report

29

Statements of Assets and Liabilities

October 31, 2011

	Aberdeen Asia Bond Institutional Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Aberdeen Emerging Markets Institutional Fund	Aberdeen International Equity Institutional Fund
Assets:
Investments, at value	$588,544,718	$437,836,230	$4,639,389,333	$254,284,619
Repurchase agreements, at value	86,082,000	–	153,404,000	786,000

Total Investments	674,626,718	437,836,230	4,792,793,333	255,070,619

Foreign currency, at value	6,451,621	2,799,554	31,226,942	186,581
Cash	234	–	635	155
Cash collateral pledged for futures	1,042,117	–	–	–
Cash collateral pledged for swap contracts	2,570,000	–	–	–
Interest receivable	6,860,936	178,279	8,870,369	798,408
Unrealized appreciation on forward foreign currency exchange contracts	8,885,102	–	–	–
Receivable for capital shares issued	841,109	385,948	4,489,560	94,001
Receivable from adviser	837	32,566	785,795	9,794
Receivable for investments sold	–	457,837	–	–
Prepaid expenses	14,162	31,178	120,945	16,466

Total Assets	701,292,836	441,721,592	4,838,287,579	256,176,024

Liabilities:
Payable for investments purchased	34,730,812	110,403	10,996,261	235,011
Unrealized depreciation on forward foreign currency exchange contracts	9,978,048	–	–	–
Payable for capital shares redeemed	457,984	2,316,654	1,373,789	237,880
Due to custodian	–	1,206,882	–	–
Unrealized depreciation on swap contracts	402,830	–	–	–
Payable for variation margin on futures contracts	36,827	–	–	–
Accrued foreign capital gains tax	–	458,893	10,873,486	–
Accrued expenses and other payables:
Investment advisory fees	260,246	362,264	3,429,475	160,573
Administration fees	14,764	10,302	108,245	5,434
Administrative services fees	3,972	19	138,632	6
Transfer agent fees	18,578	9,110	30,000	1,500
Printing fees	32,414	37,398	6,117	283
Legal fees	15,354	13,330	125,391	6,182
Fund accounting fees	12,853	3,372	19,413	1,345
Custodian fees	4,694	19,459	186,835	6,199
Other	17,753	22,756	6,420	2,370

Total Liabilities	45,987,129	4,570,842	27,294,064	656,783

Net Assets	$655,305,707	$437,150,750	$4,810,993,515	$255,519,241

Cost:
Investments	$569,744,413	$434,624,574	$4,201,603,370	$244,123,348
Repurchase agreements	86,082,000	–	153,404,000	786,000
Foreign currency	6,388,904	2,792,260	31,233,854	185,473
Represented by:
Capital	$635,484,167	$407,734,490	$4,288,772,706	$252,996,647
Accumulated net investment income	12,211,919	7,860,767	53,195,131	5,837,058
Accumulated net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(9,722,593)	18,794,935	42,129,932	(13,503,276)
Net unrealized appreciation on investments, futures contracts, swaps, forwards and translation of assets and liabilities denominated in foreign currencies	17,332,214	2,760,558	426,895,746	10,188,812

Net Assets	$655,305,707	$437,150,750	$4,810,993,515	$255,519,241

Net Assets:
Institutional Service Class Shares	$9,059,252	$2,583,767	$248,724,763	$1,021,077
Institutional Class Shares	646,246,455	434,566,983	4,562,268,752	254,498,164

Total	$655,305,707	$437,150,750	$4,810,993,515	$255,519,241

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

30

Statements of Assets and Liabilities (concluded)

October 31, 2011

	Aberdeen Asia Bond Institutional Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Aberdeen Emerging Markets Institutional Fund	Aberdeen International Equity Institutional Fund
Shares Outstanding (unlimited number of shares authorized):
Institutional Service Class Shares	824,112	227,887	18,184,007	80,075
Institutional Class Shares	58,766,420	38,309,202	332,960,345	19,984,332

Total	59,590,532	38,537,089	351,144,352	20,064,407

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Institutional Service Class Shares	$10.99	$11.34	$13.68	$12.75
Institutional Class Shares	$11.00	$11.34	$13.70	$12.73

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

31

Statements of Operations

For the Year Ended October 31, 2011

	Aberdeen Asia Bond Institutional Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Aberdeen Emerging Markets Institutional Fund	Aberdeen International Equity Institutional Fund
INVESTMENT INCOME:
Dividend income	$–	$14,021,774	$118,815,634	$8,813,236
Interest income	26,137,805	4,162	42,333	1,250
Foreign tax withholding	(1,376,882)	(507,533)	(9,075,404)	(654,454)

	24,760,923	13,518,403	109,782,563	8,160,032

Expenses:
Investment advisory fees	2,750,289	4,142,420	35,037,827	1,762,414
Administration fees	156,048	117,460	1,103,027	62,430
Administrative service fees Institutional Service Class	14,395	74	536,192	103
Custodian fees	259,690	260,160	2,139,610	98,319
Transfer agent fees	267,047	187,535	193,627	3,952
Registration and filing fees	51,354	65,976	394,934	31,109
Fund accounting fees	56,862	38,981	356,097	24,191
Trustee fees	24,354	18,528	182,094	10,826
Printing fees	84,678	68,416	69,841	10,272
Legal fees	6,765	10,738	130,364	15,303
Audit fees	17,008	23,337	39,398	6,684
Other	16,468	88,749	397,749	36,351

Total expenses before reimbursed/waived expenses	3,704,958	5,022,374	40,580,760	2,061,954

Expenses reimbursed	(36,569)	–	(3,060,360)	–
Recoupment of expenses previously reimbursed	–	58,033	–	31,021

Net Expenses	3,668,389	5,080,407	37,520,400	2,092,975

Net Investment Income	21,092,534	8,437,996	72,262,163	6,067,057

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	8,562,262	18,949,856	49,308,385	9,716,136
Realized loss from swap contracts	(8,381,651)	–	–	–
Realized gain on futures contracts transactions	783,851	–	–	–
Realized gain/(loss) on foreign currency transactions	10,924,255	(253,128)	(5,086,805)	20,618

Net realized gain from investments, futures contracts, swaps and foreign currency transactions	11,888,717	18,696,728	44,221,580	9,736,754

Net change in unrealized appreciation/depreciation on investment transactions	(7,955,443)	(47,519,090)	(252,481,716)	(12,195,117)
Net change in unrealized appreciation/depreciation on swap contracts	5,972,480	–	–	–
Net change in unrealized appreciation/depreciation on futures contracts	239,575	–	–	–
Net change in unrealized appreciation/depreciation on foreign currency transactions	(4,451,547)	427,695	(6,836,526)	(38,490)

Net change in unrealized appreciation/depreciation from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(6,194,935)	(47,091,395)	(259,318,242)	(12,233,607)

Net realized/unrealized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	5,693,782	(28,394,667)	(215,096,662)	(2,496,853)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$26,786,316	$(19,956,671)	$(142,834,499)	$3,570,204

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

32

Statements of Changes in Net Assets

	Aberdeen Asia Bond Institutional Fund		Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund		Aberdeen Emerging Markets Institutional Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Period Ended October 31, 2010 (a)	Year Ended October 31, 2011	Year Ended October 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$21,092,534	$15,801,423	$8,437,996	$3,028,460	$72,262,163	$29,005,917
Net realized gain from investments, futures contracts, swaps and foreign currency transactions	11,888,717	26,145,350	18,696,728	130,028	44,221,580	1,479,804
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(6,194,935)	16,207,660	(47,091,395)	47,087,064	(259,318,242)	513,916,325

Change in net assets resulting from operations	26,786,316	58,154,433	(19,956,671)	50,245,552	(142,834,499)	544,402,046

Distributions to Shareholders From:
Net investment income:
Institutional Service Class	(326,117)	(7,300)	(22,612)	–	(1,704,335)	(19	)(b)
Institutional Class	(43,860,158)	(6,533,971)	(3,008,203)	–	(26,761,484)	(21,840,326)
Net realized gains:
Institutional Service Class	–	–	(1,527)	–	–	–
Institutional Class	–	–	(203,044)	–	–	–

Change in net assets from shareholder distributions	(44,186,275)	(6,541,271)	(3,235,386)	–	(28,465,819)	(21,840,345)

Change in net assets from capital transactions	134,971,552	232,547,467	106,269,411	303,827,844	2,093,592,284	1,383,303,999

Change in net assets	117,571,593	284,160,629	83,077,354	354,073,396	1,922,291,966	1,905,865,700

Net Assets:
Beginning of year	537,734,114	253,573,485	354,073,396	–	2,888,701,549	982,835,849

End of year	$655,305,707	$537,734,114	$437,150,750	$354,073,396	$4,810,993,515	$2,888,701,549

Accumulated net investment income at end of year	$12,211,919	$28,088,697	$7,860,767	$2,963,340	$53,195,131	$14,485,592

(a)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.
(b)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

33

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Institutional Fund			Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund		Aberdeen Emerging Markets Institutional Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2011	Period Ended October 31, 2010 (a)	Year Ended October 31, 2011	Year Ended October 31, 2010

CAPITAL TRANSACTIONS:
Institutional Service Class Shares
Proceeds from shares issued	$8,006,100	$1,609,400	(c)	$134,466	$8,761	$121,349,706	$146,906,167	(b)
Proceeds of shares issued in merger of Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	–	–		–	2,652,212	–	–
Dividends reinvested	326,117	7,300	(c)	21,087	–	1,655,488	19	(b)
Cost of shares redeemed(d)	(801,201)	(7,286	)(c)	(456,100)	(72,015)	(11,267,333)	(849,758	)(b)

Total Institutional Service Class	7,531,016	1,609,414		(300,547)	2,588,958	111,737,861	146,056,428

Institutional Class Shares
Proceeds from shares issued	399,214,146	373,596,392		338,943,358	253,348,730	2,432,756,734	1,413,363,539
Proceeds of shares issued in merger of Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	–	–		–	71,839,336	–	–
Dividends reinvested	41,463,374	6,418,408		532,666	–	20,060,989	16,595,602
Cost of shares redeemed(d)	(313,236,984)	(149,076,747)		(232,906,066)	(23,949,180)	(470,963,300)	(192,711,570)

Total Institutional Class	127,440,536	230,938,053		106,569,958	301,238,886	1,981,854,423	1,237,247,571

Change in net assets from capital transactions:	$134,971,552	$232,547,467		$106,269,411	$303,827,844	$2,093,592,284	$1,383,303,999

(a)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.
(b)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.
(c)	For the period from January 5, 2010 (commencement of operations) through October 31, 2010.
(d)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

34

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Institutional Fund			Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund		Aberdeen Emerging Markets Institutional Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010		Year Ended October 31, 2011	Period Ended October 31, 2010 (a)	Year Ended October 31, 2011	Year Ended October 31, 2010

SHARE TRANSACTIONS:
Institutional Service Class Shares
Issued	722,523	144,559	(c)	11,311	859	8,697,468	10,268,149	(b)
Issued in merger of Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	–	–		–	258,887	–	–
Reinvested	30,164	658	(c)	1,766	–	117,078	2	(b)
Redeemed	(73,136)	(656	)(c)	(38,204)	(6,732)	(837,936)	(60,754	)(b)

Total Institutional Service Class Shares	679,551	144,561		(25,127)	253,014	7,976,610	10,207,397

Institutional Class Shares
Issued	36,464,540	34,942,575		28,230,237	24,918,281	173,224,763	116,491,867
Issued in merger of Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	–	–		–	7,009,568	–	–
Reinvested	3,863,893	591,869		44,612	–	1,419,745	1,480,429
Redeemed	(28,414,988)	(13,942,606)		(19,676,128)	(2,217,368)	(33,808,383)	(15,861,955)

Total Institutional Class Shares	11,913,445	21,591,838		8,598,721	29,710,481	140,836,125	102,110,341

Total change in shares:	12,592,996	21,736,399		8,573,594	29,963,495	148,812,735	112,317,738

(a)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.
(b)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.
(c)	For the period from January 5, 2010 (commencement of operations) through October 31, 2010.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

35

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Institutional Fund
	Year Ended October 31, 2011	Period Ended October 31, 2010 (a)	Year Ended July 31, 2010

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$6,067,057	$773,984	$625,903
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	9,736,754	847,296	(8,053,200)
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(12,233,607)	14,726,428	12,420,207

Change in net assets resulting from operations	3,570,204	16,347,708	4,992,910

Distributions to Shareholders From:
Net investment income:
Institutional Service Class(b)	(6,707)	–	(2,050)
Institutional Class(c)	(1,302,690)	–	(442,682)

Change in net assets from shareholder distributions	(1,309,397)	–	(444,732)

Change in net assets from capital transactions	83,784,578	20,228,425	47,592,444

Change in net assets	86,045,385	36,576,133	52,140,622

Net Assets:
Beginning of year	169,473,856	132,897,723	80,757,101

End of year	$255,519,241	$169,473,856	$132,897,723

Accumulated net investment income/(loss) at end of year	$5,837,058	$1,058,907	$(179,058)

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Formerly Class A shares.
(c)	Formerly Class Y shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

36

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Institutional Fund
	Year Ended October 31, 2011	Period Ended October 31, 2010 (a)	Year Ended July 31, 2010

CAPITAL TRANSACTIONS:
Class B Shares(d)
Proceeds from shares issued	$–	$–	$1,844
Cost of shares converted to Institutional Service Class shares	–	–	(488,323)
Cost of shares redeemed	–	–	(35,402)

Total Class B	–	–	(521,881)

Class C Shares(d)
Proceeds from shares issued	–	–	13,233
Cost of shares redeemed	–	–	(217,091)
Cost of shares converted to Institutional Service Class shares	–	–	(1,225)

Total Class C	–	–	(205,083)

Institutional Service Class Shares(b)
Proceeds from shares issued	31,250	4,647	256,800
Proceeds of shares converted from Class B and Class C shares	–	–	489,548
Proceeds of shares issued in merger of Pacific Capital International Stock Fund and Aberdeen International Equity Institutional Fund	–	–	300
Dividends reinvested	5,387	–	1,677
Cost of shares redeemed(e)	(83,270)	(25,619)	(638,200)

Total Institutional Service Class	(46,633)	(20,972)	110,125

Institutional Class Shares(c)
Proceeds from shares issued	191,526,162	34,200,028	43,317,458
Proceeds from shares issued in merger of Pacific Capital International Stock Fund and Aberdeen International Equity Institutional Fund	–	–	33,952,539
Dividends reinvested	350,542	–	53,309
Cost of shares redeemed(e)	(108,045,493)	(13,950,631)	(29,114,023)

Total Institutional Class	83,831,211	20,249,397	48,209,283

Change in net assets from capital transactions:	$83,784,578	$20,228,425	$47,592,444

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Formerly Class A shares.
(c)	Formerly Class Y shares.
(d)	Effective July 12, 2010, Class B & Class C shares of the International Stock Predecessor Fund were exchanged for Institutional Service Class shares of the Fund.
(e)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2011 Annual Report

37

Statements of Changes in Net Assets (concluded)

	Aberdeen International Equity Institutional Fund
	Year Ended October 31, 2011	Period Ended October 31, 2010 (a)	Year Ended July 31, 2010

SHARE TRANSACTIONS:
Class B Shares(d)
Issued	–	–	165
Redeemed in conversion to Institutional Service Class shares	–	–	(1,654)
Redeemed	–	–	(3,019)

Total Class B Shares	–	–	(4,508)

Class C Shares(d)
Issued	–	–	1,170
Redeemed	–	–	(17,762)
Redeemed in conversion to Institutional Service Class shares	–	–	(1,328)

Total Class C Shares	–	–	(17,920)

Institutional Service Class Shares(b)
Issued	2,342	408	22,202
Issued in conversion of Class B and Class C shares	–	–	2,982
Issued in merger of Pacific Capital International Stock Fund and Aberdeen International Equity Institutional Fund	–	–	92
Reinvested	421	–	154
Redeemed	(6,532)	(2,220)	(54,673)

Total Institutional Service Class Shares	(3,769)	(1,812)	(29,243)

Institutional Class Shares(c)
Issued	15,101,040	2,948,567	3,822,320
Issued in merger of Pacific Capital International Stock Fund and Aberdeen International Equity Institutional Fund	–	–	3,118,313
Reinvested	27,451	–	4,890
Redeemed	(8,568,473)	(1,178,369)	(2,579,112)

Total Institutional Class Shares	6,560,018	1,770,198	4,366,411

Total change in shares:	6,556,249	1,768,386	4,314,740

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Formerly Class A shares.
(c)	Formerly Class Y shares.
(d)	Effective July 12, 2010, Class B & Class C shares of the International Stock Predecessor Fund were exchanged for Institutional Service Class shares of the Fund.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

38

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Institutional Service Class Shares
Year Ended October 31, 2011	$11.44	$0.39	$0.03	$0.42	$(0.87)	$–	$–	$(0.87)	$–	$10.99
Period Ended October 31, 2010(g)	10.36	0.37	0.86	1.23	(0.15)	–	–	(0.15)	–	11.44
Institutional Class Shares
Year Ended October 31, 2011	11.44	0.42	0.03	0.45	(0.89)	–	–	(0.89)	–	11.00
Year Ended October 31, 2010	10.04	0.42	1.13	1.55	(0.15)	–	–	(0.15)	–	11.44
Year Ended October 31, 2009	7.94	0.37	2.05	2.42	–	–	(0.32)	(0.32)	–	10.04
Year Ended October 31, 2008	10.23	0.43	(2.41)	(1.98)	(0.17)	(0.01)	(0.13)	(0.31)	–	7.94
Period Ended October 31, 2007(h)	10.00	0.22	0.18	0.40	(0.17)	–	–	(0.17)	–	10.23

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as "–" are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

40

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

3.75%	$9,059	0.91%	3.57%	0.92%	71.15%
12.20%	1,654	0.65%	4.02%	0.80%	42.77%

3.97%	646,246	0.66%	3.84%	0.67%	71.15%
15.55%	536,080	0.65%	3.88%	0.71%	42.77%
30.73%	253,573	0.65%	4.10%	0.68%	83.54%
(19.87%)	278,400	0.61%	4.22%	0.61%	96.00%
4.05%	438,353	0.65%	4.41%	0.66%	18.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from January 5, 2010 (commencement of operations) through October 31, 2010.
(h)	For the period from May 1, 2007 (commencement of operations) through October 31, 2007.

2011 Annual Report

41

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Institutional Service Class Shares
Year Ended October 31, 2011	$11.81	$0.23	$(0.60)	$(0.37)	$(0.09)	$(0.01)	$(0.10)	$–	$11.34
Period Ended October 31, 2010(g)	10.00	0.21	1.60	1.81	–	–	–	–	11.81
Institutional Class Shares
Year Ended October 31, 2011	11.82	0.24	(0.62)	(0.38)	(0.09)	(0.01)	(0.10)	–	11.34
Period Ended October 31, 2010(g)	10.00	0.23	1.59	1.82	–	–	–	–	11.82

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

42

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(3.20%)	$2,584	1.23%	1.95%	1.23%	25.31%
18.10%	2,989	1.23%	1.94%	1.76%	1.15%

(3.28%)	434,567	1.23%	2.04%	1.23%	25.31%
18.20%	351,085	1.24%	2.23%	1.30%	1.15%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.

2011 Annual Report

43

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Institutional Service Class Shares
Year Ended October 31, 2011	$14.29	$0.22	$(0.70)	$(0.48)	$(0.13)	$–	$(0.13)	$–	$13.68
Period Ended October 31, 2010(g)	11.65	0.08	2.78	2.86	(0.22)	–	(0.22)	–	14.29
Institutional Class Shares
Year Ended October 31, 2011	14.28	0.26	(0.71)	(0.45)	(0.13)	–	(0.13)	–	13.70
Year Ended October 31, 2010(g)	10.92	0.21	3.37	3.58	(0.22)	–	(0.22)	–	14.28
Year Ended October 31, 2009	6.80	0.16	4.16	4.32	(0.05)	(0.15)	(0.20)	–	10.92
Year Ended October 31, 2008	12.67	0.19	(5.73)	(5.54)	(0.21)	(0.12)	(0.33)	–	6.80
Period Ended October 31, 2007(h)	10.00	0.07	2.60	2.67	–	–	–	–	12.67

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as "–" are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

44

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(3.41%)	$248,725	1.21%	1.55%	1.29%	1.51%
25.04%	145,837	0.95%	0.65%	1.04%	1.03%

(3.14%)	4,562,269	0.95%	1.87%	1.03%	1.51%
33.20%	2,742,864	0.95%	1.70%	1.05%	1.03%
65.59%	982,836	0.95%	1.90%	1.14%	9.00%
(44.80%)	189,074	0.95%	1.80%	1.19%	13.00%
26.70%	227,686	0.95%	1.29%	1.26%	4.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.
(h)	For the period from May 11, 2007 (commencement of operations) through October 31, 2007.

2011 Annual Report

45

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Institutional Service Class Shares(f)(g)
Year Ended October 31, 2011	$12.55	$0.35	$(0.07)	$0.28	$(0.08)	$–	$–	$(0.08)	$–	$12.75
Period Ended October 31, 2010(h)	11.32	0.05	1.18	1.23	–	–	–	–	–	12.55
Year Ended July 31, 2010(i)	10.86	0.03	0.45	0.48	(0.02)	–	–	(0.02)	–	11.32
Year Ended July 31, 2009(i)	19.21	0.10	(5.42)	(5.32)	(0.03)	(2.98)	(0.02)	(3.03)	–	10.86
Year Ended July 31, 2008(i)	22.75	0.20	(2.06)	(1.86)	(0.20)	(1.48)	–	(1.68)	–	19.21
Year Ended July 31, 2007(i)	18.12	0.18	4.65	4.83	(0.20)	–	–	(0.20)	–	22.75
Institutional Class Shares(f)(j)
Year Ended October 31, 2011	12.55	0.36	(0.09)	0.27	(0.09)	–	–	(0.09)	–	12.73
Period Ended October 31, 2010(h)	11.32	0.06	1.17	1.23	–	–	–	–	–	12.55
Year Ended July 31, 2010(i)	10.87	0.07	0.44	0.51	(0.06)	–	–	(0.06)	–	11.32
Year Ended July 31, 2009(i)	19.08	0.11	(5.25)	(5.14)	(0.07)	(2.98)	(0.02)	(3.07)	–	10.87
Year Ended July 31, 2008(i)	22.55	0.29	(2.04)	(1.75)	(0.24)	(1.48)	–	(1.72)	–	19.08
Year Ended July 31, 2007(i)	17.97	0.21	4.61	4.82	(0.24)	–	–	(0.24)	–	22.55

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as "–" are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2011

46

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

2.24%	$1,021	0.96%	2.66%	0.96%	43.25%
10.96%	1,052	0.98%	1.85%	1.04%	2.10%
4.47%	970	1.79%	0.21%	2.01%	128.99%
(22.32%)	1,248	1.83%	0.88%	2.08%	50.99%
(9.03%)	1,644	1.35%	1.10%	1.60%	52.32%
26.68%	1,221	1.35%	0.86%	1.60%	47.50%

2.13%	254,498	0.95%	2.75%	0.95%	43.25%
10.96%	168,422	0.95%	1.94%	1.00%	2.10%
4.71%	131,928	1.43%	0.53%	1.53%	128.99%
(22.21%)	79,264	1.55%	1.01%	1.65%	50.99%
(8.80%)	182,692	1.10%	1.32%	1.20%	52.32%
26.90%	246,057	1.10%	1.07%	1.20%	47.50%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Pacific Capital International Stock Fund, a series of Pacific Capital Funds, was reorganized into Aberdeen International Equity Institutional Fund on July 12, 2010.
(g)	Formerly Class A shares.
(h)	The Fund changed its fiscal year end from July 31 to October 31. This line represents the period from August 1, 2010 to October 31, 2010.
(i)	Historical net asset value and per share amounts have been restated to reflect conversion ratios in effect on the merger date of July 12, 2010.
(j)	Formerly Class Y shares.

2011 Annual Report

47

Notes to Financial Statements

October 31, 2011

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2011, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2011, the Trust operated twenty-six (26) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the four (4) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia Bond Institutional Fund (“Asia Bond Institutional Fund”)
–	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (“Asia-Pacific (ex-Japan) Equity Institutional Fund”)
–	Aberdeen Emerging Markets Institutional Fund (“Emerging Markets Institutional Fund”)
–	Aberdeen International Equity Institutional Fund (“International Equity Institutional Fund”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Trust’s Board of Trustees is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Management has concluded there is no significant effect on the value of the portfolio due to the change in methodology. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds’ equity securities that are traded on a foreign exchange or market which closes prior to the Funds’ Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Funds’ Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets. For the year ended October 31, 2011, other than described above, there have been no significant changes to the valuation procedures approved by the Board.

Annual Report 2011

48

Notes to Financial Statements (continued)

October 31, 2011

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3- significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Generally, equity securities valued at the last quoted sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade are categorized as Level 1 securities. Securities valued at fair value by applying a valuation factor are generally categorized as Level 2. Generally, debt and other fixed-income securities are categorized as Level 2. For derivative instruments, exchange-traded derivatives, i.e. future contracts, are generally categorized as Level 1 and over-the-counter derivative instruments, i.e. forward contracts and swap contracts, are generally categorized as Level 2. The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2011:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	Total ($)
Asia Bond Institutional Fund*
Investments in Securities
Eurodollar Bonds	–	153,669,760	153,669,760
Credit Linked Notes	–	11,510,449	11,510,449
Sovereign Bonds	–	410,176,524	410,176,524
Sovereign Agency	–	13,187,985	13,187,985
Repurchase Agreement	–	86,082,000	86,082,000
Other Financial Instruments
Assets
Forward Foreign Currency Contracts	–	8,885,102	8,885,102
Futures Contracts	24,875	–	24,875
Liabilities
Futures Contracts	(62,928)	–	(62,928)
Forward Foreign Currency Contracts	–	(9,978,048)	(9,978,048)
Swaps	–	(402,830)	(402,830)

	(38,053)	673,130,942	673,092,889

2011 Annual Report

49

Notes to Financial Statements (continued)

October 31, 2011

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	Total ($)
Asia-Pacific (ex-Japan) Equity Institutional Fund
Investments in Securities
Common Stocks	9,000,275	410,479,687	419,479,962
Preferred Stocks	–	18,356,268	18,356,268

	9,000,275	428,835,955	437,836,230

Emerging Markets Institutional Fund*
Investments in Securities
Common Stocks	1,040,283,046	2,843,427,738	3,883,710,784
Preferred Stocks	557,759,146	197,919,403	755,678,549
Repurchase Agreement	–	153,404,000	153,404,000

	1,598,042,192	3,194,751,141	4,792,793,333

International Equity Institutional Fund*
Investments in Securities
Common Stocks	23,465,253	209,729,793	233,195,046
Preferred Stocks	15,584,898	5,504,675	21,089,573
Repurchase Agreement	–	786,000	786,000

	39,050,151	216,020,468	255,070,619

*	For the year ended October 31, 2011, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

The Funds’ policy is to disclose significant transfers between Levels based on valuations at the end of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ Fair Value Procedures as described above. This may result in movements between Level 1 and Level 2 throughout the period. At October 31, 2011, the following securities valued at $20,606,248 were transferred from Level 1 to Level 2 pursuant to the Fund’s Fair Value Procedures for the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund: ASM Pacific Technology Ltd., Public Bank Bhd (Foreign Mkt), and Ultratech Cement Ltd. At October 31, 2011, the following securities valued at $5,638,024 were transferred from Level 2 to Level 1 pursuant to the Fund’s Fair Value Procedures for the Aberdeen Asia Pacific (ex-Japan) Equity Institutional Fund: ICICI Bank Ltd. ADR and E-Mart Co Ltd.

There were no Level 3 securities held in the Funds during the year ended October 31, 2011. For detailed descriptions, see the accompanying Statements of Investments.

For the year ended October 31, 2011, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but whose resale in the U.S. is permitted only in limited circumstances.

(d)	Foreign Currency Translation

Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange

Annual Report 2011

50

Notes to Financial Statements (continued)

October 31, 2011

on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies with the Statement of Operations.

(e)	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forwards prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the year, forward contracts were used to both neutralize the currency exposure of the Fund relative to their benchmark and to manage foreign exchange exposure.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value (“NAV”) after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or (loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the year, futures contracts were used to hedge the duration of the Fund against its benchmark and to manage the overall duration of certain Funds.

Swaps

Certain Funds enter into swaps to efficiently gain or hedge interest rate or currency risk. During the year ended October 31, 2011, Asia Bond Institutional Fund entered into interest rate and currency swaps in order to manage these risks. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from

2011 Annual Report

51

Notes to Financial Statements (continued)

October 31, 2011

unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

Certain Funds are a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by certain Funds and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Summary of Derivative Instruments

Each Fund may use derivatives for various purposes. For the year ended October 31, 2011, only Asia Bond Institutional Fund engaged in derivatives. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2011:

Asia-Bond Institutional Fund

	Asset Derivatives		Liability Derivatives
	Period Ended October 31, 2011		Period Ended October 31, 2011
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$—	Unrealized depreciation on interest rate swaps	$402,830

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	8,885,102	Unrealized depreciation on forward currency exchange contracts	9,978,048

Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	89,464	Unrealized depreciation on futures contracts	127,517
Total		$8,974,566		$10,508,395

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives Recognized in Operation	Realized Gain or (Loss) on Derivatives Recognized in Operations	Change in Unrealized Gain or (Loss) on Derivatives Recognized in Operations
	Net realized/unrealized gain/(loss) from investments, futures contracts and foreign currency transactions

Interest rate swaps (interest rate risk)		$(4,361,357)	$4,172,038

Cross currency swaps (foreign exchange risk)		(4,020,294)	1,800,442

Forward foreign exchange contracts (foreign exchange risk)		11,449,209	(4,489,158)
Futures contracts (interest rate risk)		783,851	239,575
Total		$3,851,409	$1,722,897

Annual Report 2011

52

Notes to Financial Statements (continued)

October 31, 2011

Information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the year ended October 31, 2011. The volume of activity varied during the year. In March, the Fund took a long position in the 30 year US Treasury bond futures and decreased its short position in the 2 year US Treasury bond futures; both alterations reduced Asia Bond Institutional Fund’s net short position. In October, the Asia Bond Institutional Fund significantly reduced its short position in 5 year Treasury Note positions, which caused the net position to be positive for the first time during the year. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(91)	(13,500,000)
2nd Quarter	(35)	(7,366,667)
3rd Quarter	(7)	(4,300,000)
4th Quarter	35	(133,333)

Information about swaps reflected as of the date of this report is generally indicative of the type and volume of swap activity for the quarter ended October 31, 2011. Prior to the fourth quarter, Asia Bond Institutional Fund invested in both currency and interest rate swaps. During the year the Asia Bond Institutional Fund had significantly sold off its positions in swap contracts. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	91,846,270
2nd Quarter	86,238,832
3rd Quarter	58,477,068
4th Quarter	4,480,939

Information about forward currency contracts reflected as of the date of this report is generally indicative of the type of activity for the year ended October 31, 2011. However, the Fund did not invest in Offshore Renmnbi Yuan (CNH) before March. The volume of activity varied throughout the period. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	956,010,545
2nd Quarter	999,590,147
3rd Quarter	1,128,537,347
4th Quarter	976,021,711

The Funds value derivatives at fair value, as described in this note, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

(f)	Credit-Linked Notes

The Asia Bond Institutional Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933, as amended. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

2011 Annual Report

53

Notes to Financial Statements (continued)

October 31, 2011

(g)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(h)	Distributions

Distributions from net investment income, if any, are declared and paid annually for all Funds, except the Asia Bond Institutional Fund, for which distributions from net investment income are declared and paid quarterly. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(i)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(j)	Earnings Credits

Each Fund’s custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. Subadvisers manage a portion of certain of the Fund’s investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. The Subadviser(s) for the Funds are as follows:

Fund	Subadviser
Asia Bond Institutional Fund	Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”)
Asia-Pacific (ex-Japan) Equity Institutional Fund	AAMAL
Emerging Markets Institutional Fund	AAMAL and AAMISL
International Equity Institutional Fund	AAMAL and AAMISL

Annual Report 2011

54

Notes to Financial Statements (continued)

October 31, 2011

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia Bond Institutional Fund	On all assets	0.50%
Asia-Pacific (ex-Japan) Equity Institutional Fund	On all assets	1.00%
Emerging Markets Institutional Fund	On all assets	0.90%
International Equity Institutional Fund	On all assets	0.80%

From such fees, pursuant to the sub-advisory agreements, the Adviser pays fees to the subadvisers, if any. For the year ended October 31, 2011, the Adviser paid the following amounts to the subadvisers:

Fund	Subadviser	Amount
Asia Bond Institutional Fund	AAMAL	$2,615,840
	AAMISL	–
Asia-Pacific (ex-Japan) Equity Institutional Fund	AAMAL	3,833,930
Emerging Markets Institutional Fund	AAMAL	16,263,184
	AAMISL	16,263,184
International Equity Institutional Fund	AAMAL	–
	AAMISL	1,642,387

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses, 12b-1 fees, administrative services fees and extraordinary expenses), that accrue daily, from exceeding the amounts listed below:

Fund	Effective Through		Limit
Asia Bond Institutional Fund	7/20/11	(a)	0.65%
Asia-Pacific (ex-Japan) Equity Institutional Fund	2/27/13		1.25%
Emerging Markets Institutional Fund	11/23/11	(b)	0.95%
International Equity Institutional Fund	12/1/11	(c)	0.95%

(a)	After July 20, 2011, the fee cap is 0.70% and runs through February 27, 2013.
(b)	After November 23, 2011, the fee cap is 1.10% and runs through February 27, 2013.
(c)	After December 1, 2011, the fee cap is 1.10% and runs through February 27, 2013.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 (except for the Asia-Bond Institutional Fund, which is prior to July 20, 2011) unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis.

For fees waived after March 1, 2011 (July 20, 2011 for Asia Bond Institutional Fund) no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

2011 Annual Report

55

Notes to Financial Statements (continued)

October 31, 2011

As of October 31, 2011, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2009 (Expires 10/31/12)		Amount Fiscal Year 2010 (Expires 10/31/13)		Amount Fiscal Year Ended October 31, 2011 (Expires 10/31/14)	Total****
Asia Bond Institutional Fund	$32,909	*	$241,501		$51,292	$325,702
Asia-Pacific (ex-Japan) Equity Institutional Fund	N/A		–	**	32,566	32,566
Emerging Markets Institutional Fund (a)	N/A		1,664,469	***	3,060,360	4,724,829

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 16, 2009 to October 31, 2010.
***	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 23, 2009 to October 31, 2010.
(a)	For the period November 1, 2009 through November 22, 2009, the Advisor’s Predecessor Fund received voluntary fee waivers totaling $37,285. These amounts are not subject to future repayment by the funds.

Fund	Amount Fiscal Year 2009 (Expires 10/31/12)		Amount Fiscal Year 2010 (Expires 10/31/13)	Amount Period Ended October 31, 2010** (Expires 10/31/13)	Amount Fiscal Year Ended October 31, 2011 (Expires 10/31/14)	Total****
International Equity Institutional Fund	$–	*	$72,468	$22,707	$26,398	$121,573

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009.
**	The Fund changed its fiscal year end from July 31 to October 31.
****	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured the following amounts for which they previously reimbursed the Funds:

Fund	Amount Paid to AAMI
Asia Bond Institutional Fund	$14,722
Asia-Pacific (ex-Japan) Equity Institutional Fund	90,599
Emerging Markets Institutional Fund	–
International Equity Institutional Fund	50,370

At October 31, 2011, the Funds had liabilities payable to the Adviser for recapture of previously reimbursed expenses as follows:

Fund	Amount to AAMI
Asia Bond Institutional Fund	$–
Asia-Pacific (ex-Japan) Equity Institutional Fund	–
Emerging Markets Institutional Fund	–
International Equity Institutional Fund	7,049

(b)	Fund Administration

Under the terms of the Fund Administration agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to an annual minimum fee.

Annual Report 2011

56

Notes to Financial Statements (continued)

October 31, 2011

(c)	Sub-Administrator and Fund Accountant

Aberdeen has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) whereby State Street assists Aberdeen in providing certain of the administration services for the Funds, including certain fund accounting services. For its services, State Street receives an asset-based fee plus certain out-of-pocket expenses.

(d)	Transfer Agent

Prior to June 6, 2011, Citi Fund Services Ohio, Inc. (“Citi”) provided transfer agent and dividend reimbursement agent services, pursuant to a Services Agreement. Effective June 6, 2011 Boston Financial Data Services, Inc. (“BFDS”) replaced Citi as Transfer Agent to the Funds.

(e)	Distributor

The Trust and Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Institutional Service Class shares of each of the Funds. The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2011 were as follows:

Fund	Amount
Asia Bond Institutional Fund	$14,395
Asia-Pacific (ex-Japan) Equity Institutional Fund	74
Emerging Markets Institutional Fund	536,192
International Equity Institutional Fund	103

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the Asia Bond Institutional Fund). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2011, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Institutional Service Class Shares	Institutional Class Shares
Asia Bond Institutional Fund	$22	$1,429
Asia-Pacific (ex-Japan) Equity Institutional Fund	177	24,708
Emerging Markets Institutional Fund	15,555	273,641
International Equity Institutional Fund	6	1,066

For the year ended October 31, 2010, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Institutional Class Shares	Institutional Service Class Shares
Asia Bond Institutional Fund	$459	$–	*
Asia-Pacific (ex-Japan) Equity Institutional Fund**	15,097	–
Emerging Markets Institutional Fund	80,566	15,696	***
International Equity Institutional Fund	1,076	–	****

*	Amounts shown are for the period January 5, 2010 to October 31, 2010.
**	Amounts shown are for the period November 16, 2009 to October 31, 2010.
***	Amount shown is for the period November 24, 2009 to October 31, 2010.
****	Amount shown is for the period February 26, 2010 to October 31, 2010.

2011 Annual Report

57

Notes to Financial Statements (continued)

October 31, 2011

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2011, were as follows:

Fund	Purchases	Sales
Asia Bond Institutional Fund	$457,433,135	$352,487,978
Asia-Pacific (ex-Japan) Equity Institutional Fund	223,199,767	102,978,407
Emerging Markets Institutional Fund	2,177,471,057	57,245,017
International Equity Institutional Fund	183,201,942	91,397,625

6. Portfolio Investment Risks

(a)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b)	Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by a Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c)	Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(d)	Credit Risk

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Fund concentrates its letters of credit in any one financial institution, the risk of credit quality deterioration increases.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of October 31, 2011, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Bond Institutional Fund	$656,074,699	$24,283,570	$(5,731,551)	$18,552,019
Asia-Pacific (ex-Japan) Equity Institutional Fund	434,982,722	20,070,106	(17,216,598)	2,853,508
Emerging Markets Institutional Fund	4,371,661,810	562,418,546	(141,287,023)	421,131,523
International Equity Institutional Fund	246,641,796	12,541,897	(4,113,074)	8,428,823

Annual Report 2011

58

Notes to Financial Statements (continued)

October 31, 2011

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Institutional Fund	$44,186,275	$–	$44,186,275	$–	$–	$44,186,275
Asia-Pacific (ex-Japan) Equity Institutional Fund	3,235,386	–	3,235,386	–	–	3,235,386
Emerging Markets Institutional Fund	28,465,819	–	28,465,819	–	–	28,465,819
International Equity Institutional Fund	1,309,397	–	1,309,397	–	–	1,309,397

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Institutional Fund	$6,541,271	$–	$6,541,271	$–	$–	$6,541,271
Asia-Pacific (ex-Japan) Equity Institutional Fund	–	–	–	–	–	–
Emerging Markets Institutional Fund	21,840,345	–	21,840,345	–	–	21,840,345
International Equity Institutional Fund	–	–	–	–	–	–

As of October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia Bond Institutional Fund	$–	$13,047,129	$–	$13,047,129	$–	$(9,512,361)	$16,286,771	$19,821,539
Asia-Pacific (ex-Japan) Equity Institutional Fund	–	21,963,323	5,050,528	27,013,851	–	–	2,402,410	29,416,261
Emerging Markets Institutional Fund	–	65,964,462	46,006,519	111,970,981	–	–	410,249,828	522,220,809
International Equity Institutional Fund	–	5,837,058	–	5,837,058	–	(11,769,973)	8,456,364	2,523,449

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.

2011 Annual Report

59

Notes to Financial Statements (concluded)

October 31, 2011

**	As of October 31, 2011, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Asia Bond Institutional Fund	$6,073,650	2016
Asia Bond Institutional Fund	3,438,711	2017
International Equity Institutional Fund	8,237,016	2015
International Equity Institutional Fund	3,532,957	2018

Amounts listed as “–” are $0 or round to $0.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency transactions and tax deferrals on wash sales. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Asia Bond Institutional Fund	$–	$7,216,963	$(7,216,963)
Asia-Pacific (ex-Japan) Equity Institutional Fund	–	(509,754)	509,754
Emerging Markets Institutional Fund	–	(5,086,805)	5,086,805
International Equity Institutional Fund	–	20,491	(20,491)

9. Significant Shareholders

As of October 31, 2011, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia Bond Institutional Fund	78.2	3
Asia-Pacific (ex-Japan) Equity Institutional Fund	19.1	2
Emerging Markets Institutional Fund	33.7	2
International Equity Institutional Fund	95.5	3

10. Recent Accounting Pronouncements

Fair	Valuation

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of October 31, 2011.

On December 6, 2011, the Board of Trustees of Aberdeen Funds (the “Trust”), on behalf of the International Equity Institutional Fund and Emerging Markets Fund (the “Funds”), approved the reorganization of the Funds into the International Equity Fund and Emerging Markets Institutional Fund (the “Acquiring Funds”), respectively. Shareholders of the International Equity Institutional Fund and Emerging Markets Fund will receive additional information about the reorganization.

Annual Report 2011

60

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Asia Bond Institutional Fund, the Aberdeen Emerging Markets Institutional Fund and the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, as of October 31, 2011, and the related statements of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. We have also audited the statement of assets and liabilities, including the statements of investments, of the Aberdeen International Equity Institutional Fund, as of October 31, 2011 and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and the period from August 1, 2010 to October 31, 2010 and for each of the years in the four year period ended July 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the two year period ended October 31, 2008, of the Aberdeen Asia Bond Institutional Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 29, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, the results of their operations, changes in their net assets and the financial highlights for the periods or years referred to in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2011

2011 Annual Report

61

Other Tax Information (Unaudited)

For the period ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

For the year ended October 31, 2011, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Aberdeen Asia Pacific (ex-Japan) Equity Institutional Fund	66.08%
Aberdeen Emerging Markets Institutional Fund	98.92%
Aberdeen International Equity Institutional Fund	89.72%

The Funds intend to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2011. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2011) was as follows:

Fund	Foreign Tax
Asia Bond Institutional Fund	$0.0243
Aberdeen Asia Pacific (ex-Japan) Equity Institutional Fund	0.0198
Aberdeen Emerging Markets Institutional Fund	0.0258
Aberdeen International Equity Institutional Fund	0.0330

Annual Report 2011

62

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011 and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2011	Actual Ending Account Value, October 31, 2011	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia Bond Institutional Fund	Institutional Service Class	$1,000.00	$987.70	$1,020.27	$4.91	$4.99	0.98%
	Institutional Class	$1,000.00	$988.90	$1,021.78	$3.41	$3.47	0.68%
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Institutional Service Class	$1,000.00	$895.70	$1,019.00	$5.88	$6.26	1.23%
	Institutional Class	$1,000.00	$895.70	$1,019.00	$5.88	$6.26	1.23%
Aberdeen Emerging Markets Institutional Fund	Institutional Service Class	$1,000.00	$907.80	$1,018.50	$6.40	$6.77	1.33%
	Institutional Class	$1,000.00	$909.70	$1,020.42	$4.57	$4.84	0.95%
Aberdeen International Equity Institutional Fund	Institutional Service Class	$1,000.00	$903.60	$1,020.82	$4.17	$4.43	0.87%
	Institutional Class	$1,000.00	$902.80	$1,020.42	$4.56	$4.84	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

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Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 7, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) and (ii) AAMI and Aberdeen Asset Management Investment Services Limited (“AAMISL”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”). AAMAL and AAMISL are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board receives a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience, including the growth and development of the Advisers’ Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of

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Supplemental Information (Unaudited) (continued)

investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of its duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that AAMI and its affiliates had commenced management of the each of the Funds only upon their reorganizations into the Trust (except for the Aberdeen Asia-Pacific (ex-Japan) Institutional Equity Fund which commenced operations in November 2009), and noted that performance comparisons over a shorter period of time are less meaningful than longer-term performance. The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2011:

Aberdeen Asia Bond Institutional Fund. The Board noted that the Fund outperformed its peer group average for the 1- and 3-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-year period and outperformed its benchmark for the for the 3-year period.

Aberdeen International Equity Institutional Fund. The Board noted that the Fund underperformed its peer group average and benchmark for the 1-, 3-, 5- and 10-year periods. The Board noted management’s explanations concerning the Fund’s underperformance versus its peer group and benchmark, including the fact that the Advisers only recently commenced managing the Fund on July 20, 2009, and that performance prior to that date represents the performance of the Fund’s previous adviser. The Board also took into account the strong performance of the Fund’s retail equivalent, the Aberdeen International Equity Fund. The Board also took into account a recent change to the Fund’s investment strategies, as well as the reorganization of the International Stock Fund, a series of Pacific Capital Funds, into the Fund effective July 9, 2010.

Aberdeen Emerging Markets Institutional Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 1- and 3-year periods.

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 1-year period.

After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory, or where noted above, appropriate action was being taken to address performance, and supported the renewal of the Agreements.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to such comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI, not the Funds, out of its advisory fee. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as

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65

Supplemental Information (Unaudited) (concluded)

the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen Asia Bond Institutional Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

Aberdeen International Equity Institutional Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group. The Trustees took into account management’s discussion regarding the Fund’s expenses.

Aberdeen Emerging Markets Institutional Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses after waivers were below the median of the Expense Group.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Advisers, and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of market and economic turmoil on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. They also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

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66

Management of the Funds (Unaudited)

As of December 19, 2011

The names of the Trustees and officers of the Funds, their addresses , year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. He previously served as a director of Regent-GM Ltd (pharmaceutical manufacturing).	30	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities. Mr. McCoy has also been Chairman of the Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	27	None.
Neville J. Miles Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	30	None.
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	30	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director of Macquarie AIR-serv Holdings, Inc. (automotive services) since 2006, and Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	30	None.

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67

Management of the Funds (Unaudited) (continued)

As of December 19, 2011

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	27	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Retired. Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	27	None.

Trustees who are Interested Persons (as Defined in the 1940 Act) of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC; Director and Chairman (1995–present), Aberdeen Asset Management Inc.; Vice President (March 2008–present), President (2004–2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.; Director (1991–present), Aberdeen Asset Management Asia Limited; and Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	29	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 27 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. , Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc,, The Singapore Fund, Inc, The Asia-Tigers Fund, Inc. and The India Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****Each	Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pa 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

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68

Management of the Funds (Unaudited) (continued)

As of December 19, 2011

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Gary Marshall Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Currently, Head of Americas for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, chief executive of Aberdeen Asset Management Life and Pensions Ltd and Chief Executive Officer of Aberdeen Asset Management Inc. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Mr. Cotton joined Aberdeen in 2010 as Head of Compliance in the US, with responsibility for the Adviser, Funds, and Broker-Dealer Compliance Programs (since 2011). Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management and an examiner in NASD’s New York District Office.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc., and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009) Vice President (Since December 2008)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product – U.S. and Vice-President for Aberdeen Asset Management Inc.
Paul Griffiths** Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1967	Vice President (Since September 2010)

Currently, Global Head of Fixed Income for Aberdeen Asset

Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management since March 2007.

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69

Management of the Funds (Unaudited) (concluded)

As of December 19, 2011

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, senior portfolio manager on the Aberdeen fixed income - Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Director, Vice President and Head of Legal – Americas for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003–2006).
Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1959	Vice President (Since June 2011)	Currently, a member of the Executive Management Committee of Aberdeen Asset Management PLC (since 1991). He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991.
Megan Mooney Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Assistant Treasurer (Since June 2011)

Currently, Fund Accounting Manager for Aberdeen Asset

Management Inc. Ms. Mooney joined Aberdeen Asset Management Inc. in 2009. Prior to joining Aberdeen Asset Management Inc., Ms. Mooney was an Investment Accountant Specialist at Nationwide Funds Group.

Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).

*	Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Goodson, Mr. Sullivan, Ms. Kennedy, Ms. Melia, Ms. Nichols, Mr. Cotton, Ms. Sitar, Mr. Young and Mr. Griffiths hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc, The Asia-Tigers Fund, Inc., The India Fund, Inc. and the Aberdeen Funds, each of which may also be deemed to be a part of the same “Fund Complex” as the Funds.

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70

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

AOE-0265-1211

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). The Code of Ethics is included with this Form N-CSR as Exhibit 12(a)(1).

(b) During the period covered by the report, no material changes were made to the provisions of the Code of Ethics and the Registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “Audit Committee Financial Expert” serving on its Audit Committee. Mr. John F. Solan is the “Audit Committee Financial Expert” and is considered to be “Independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		Current Year^	Previous Year^^
(a)	Audit Fees	$493,875	$447,500
(b)	Audit-Related Fees	$31,000	$—
(c)	Tax Fees	$167,180	$164,471	**
(d)	All Other Fees	$—	$—

^	Current year fees are fees in the fiscal year period from November 1, 2010 through October 31, 2011.
^^	Previous year fees are fees in the fiscal year period from November 1, 2009 through October 31, 2010.
**	Tax fees of $24,000 related to the preparation of tax returns and $140,471 related to tax services provided in connection with the preparation and review of tax returns.

(e)(1) Pre-Approval Policies and Procedures. Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Audit Committee (“Committee”) to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”), and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with Independence Standards Board (“ISB”) Standard No. 1. ISB No. 1 generally requires the auditor to annually: (1) disclose to the Committee all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm that, in its professional judgment, it is independent of the Trust within SEC regulations; and (3) discuss the auditor’s independence with the Committee. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and Service Affiliates for the Registrant’s fiscal year ended October 31, 2010 were $70,500.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the Report to Stockholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2011, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR has been recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms, and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Aberdeen Funds

By (Signature and Title)	/s/ GARY MARSHALL
Gary Marshall, President

Date January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ GARY MARSHALL
Gary Marshall, President

Date January 9, 2012

By (Signature and Title)	/s/ ANDREA MELIA
Andrea Melia, Treasurer

Date January 9, 2012